EXHIBIT 10.01



                                [EXECUTION COPY]



                                CREDIT AGREEMENT

                                      among

                          OLYMPUS CABLE HOLDINGS, LLC,
                    ADELPHIA COMPANY OF WESTERN CONNECTICUT,
                        HIGHLAND VIDEO ASSOCIATES, L.P.,
                      COUDERSPORT TELEVISION CABLE COMPANY,
                                       and
                          ADELPHIA HOLDINGS 2001, LLC,
                                 the Borrowers,

            FIRST UNION SECURITIES, INC. and THE BANK OF NOVA SCOTIA,
                  Joint Lead Arrangers and Joint Book Runners,

                                BANK OF MONTREAL,
                            the Administrative Agent,

             FIRST UNION NATIONAL BANK and THE BANK OF NOVA SCOTIA,
                             the Syndication Agents,

                  FLEET NATIONAL BANK and THE BANK OF NEW YORK,
                            the Documentation Agents,

                                       and

                       The Managing Agents defined herein

                                       and

                            THE LENDERS NAMED HEREIN,
                                   the Lenders

                                 $2,030,000,000

                         Dated as of September 28, 2001

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                                Table of Contents

                                                                                                               Page


SECTION 1             DEFINITIONS AND TERMS......................................................................1

         1.1      Definitions....................................................................................1

         1.2      Number and Gender of Words; Other References..................................................28

         1.3      Accounting Principles.........................................................................28

SECTION 2             BORROWING PROVISIONS......................................................................28

         2.1      Revolver Facility.............................................................................28

         2.2      Term Loan Facilities..........................................................................29

         2.3      LC Subfacility................................................................................29

         2.4      Discretionary Facility........................................................................33

         2.5      Terminations or Reductions of Commitments.....................................................37

         2.6      Borrowing Procedure...........................................................................38

SECTION 3             TERMS OF PAYMENT..........................................................................39

         3.1      Loan Accounts, Notes, and Payments............................................................39

         3.2      Interest and Principal Payments...............................................................40

         3.3      Prepayments...................................................................................41

         3.4      Interest Options..............................................................................44

         3.5      Quotation of Rates............................................................................44

         3.6      Default Rate..................................................................................44

         3.7      Interest Calculations.........................................................................45

         3.9      Conversions...................................................................................45

         3.10     Order of Application..........................................................................45

         3.11     Sharing of Payments, Etc......................................................................46

         3.12     Offset........................................................................................47

         3.13     Booking Borrowings............................................................................47

SECTION 4             CHANGE IN CIRCUMSTANCES...................................................................47

         4.1      Increased Cost and Reduced Return.............................................................47

         4.2      Limitation on Types of Loans..................................................................49

         4.3      Illegality....................................................................................49

         4.4      Treatment of Affected Loans...................................................................49

         4.5      Compensation..................................................................................50

         4.6      Taxes.........................................................................................50

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SECTION 5             FEES......................................................................................52

         5.1      Treatment of Fees.............................................................................52

         5.2      Fees of the Agents............................................................................53

         5.3      Revolver Facility Commitment Fees.............................................................53

         5.4      LC Fees.......................................................................................53

         5.5      Discretionary Revolver Loan Commitment Fees...................................................53

         5.6      Discretionary Facility Fronting Fees..........................................................54

SECTION 6             SECURITY; GUARANTIES......................................................................54

         6.1      Guaranties....................................................................................54

         6.2      Collateral....................................................................................54

         6.3      Future Liens..................................................................................55

         6.4      Release of Collateral.........................................................................55

         6.5      Negative Pledge...............................................................................56

         6.6      Control; Limitation of Rights.................................................................56

SECTION 7             CONDITIONS PRECEDENT......................................................................56

         7.1      Conditions Precedent to Closing...............................................................56

         7.2      Conditions Precedent to Each Borrowing........................................................60

SECTION 8             REPRESENTATIONS AND WARRANTIES............................................................61

         8.1      Purpose of Credit Facility....................................................................61

         8.2      Existence, Good Standing, and Authority.......................................................61

         8.3      Subsidiaries; Capital Securities..............................................................61

         8.4      Authorization and Contravention...............................................................61

         8.5      Binding Effect................................................................................62

         8.6      Financial Statements..........................................................................62

         8.7      Litigation, Claims, Investigations............................................................62

         8.8      Taxes.........................................................................................63

         8.9      Environmental Matters.........................................................................63

         8.10     Employee Benefit Plans........................................................................63

         8.11     Properties; Liens.............................................................................63

         8.12     Government Regulations........................................................................64

         8.13     Transactions with Affiliates..................................................................64
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         8.14     Debt..........................................................................................64

         8.15     Material Agreements...........................................................................64

         8.16     Insurance.....................................................................................64

         8.17     Solvency......................................................................................64

         8.18     Intellectual Property.........................................................................64

         8.19     Compliance with Laws; CATV Systems............................................................65

         8.20     Acquisitions..................................................................................66

         8.21     Regulation U..................................................................................67

         8.22     No Default....................................................................................67

         8.23     Authorizations................................................................................67

         8.24     Full Disclosure...............................................................................67

SECTION 9             COVENANTS.................................................................................68

         9.1      Use of Proceeds...............................................................................68

         9.2      Books and Records.............................................................................68

         9.3      Items to be Furnished.........................................................................68

         9.4      Inspections...................................................................................69

         9.5      Taxes.........................................................................................69

         9.6      Payment of Obligations........................................................................70

         9.7      Maintenance of Existence, Assets, and Business................................................70

         9.8      Insurance.....................................................................................71

         9.9      Preservation and Protection of Rights.........................................................71

         9.10     Employee Benefit Plans........................................................................71

         9.11     Environmental Laws............................................................................71

         9.12     Debt and Guaranties...........................................................................71

         9.13     Liens.........................................................................................72

         9.14     Transactions with Affiliates..................................................................74

         9.15     Compliance with Laws and Documents............................................................74

         9.16     Acquisitions, Subsidiary Guaranties, and Collateral Documents.................................74

         9.17     Assignment....................................................................................75

         9.18     Fiscal Year and Accounting Methods............................................................75

         9.19     Government Regulations........................................................................75
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         9.20     Investments and Restricted Payments...........................................................75

         9.21     Restrictions on Subsidiaries..................................................................76

         9.22     Sale of Assets................................................................................76

         9.23     Sale-Leaseback Financings.....................................................................76

         9.24     Mergers and Dissolutions; Sale of Capital Securities..........................................76

         9.25     New Business..................................................................................77

         9.26     Affiliate Subordination Agreements............................................................77

         9.27     Amendments to Documents.......................................................................77

         9.28     Financial Covenants...........................................................................77

         9.29     Management Fees...............................................................................78

         9.30     Authorizations................................................................................79

         9.31     Unrestricted Subsidiaries.....................................................................79

         9.32     Minority Pledge Agreements....................................................................79

         9.33     Conditions to Release of a Borrower, etc......................................................79

         9.34     Conditions to Adding an Additional Borrower...................................................80

SECTION 10            DEFAULT...................................................................................81

         10.1     Payment of Obligation.........................................................................81

         10.2     Covenants.....................................................................................81

         10.3     Debtor Relief.................................................................................81

         10.4     Judgments and Attachments.....................................................................82

         10.5     Misrepresentation.............................................................................82

         10.6     Change of Control.............................................................................82

         10.7     Authorizations................................................................................82

         10.8     Default Under Other Debt and Agreements.......................................................82

         10.9     LCs...........................................................................................82

         10.10    Validity and Enforceability of Loan Documents.................................................82

SECTION 11            RIGHTS AND REMEDIES.......................................................................83

         11.1     Remedies Upon Default.........................................................................83

         11.2     Company Waivers...............................................................................83

         11.3     Performance by the Administrative Agent.......................................................84

         11.4     Delegation of Duties and Rights...............................................................84
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         11.5     Not in Control................................................................................84

         11.6     Course of Dealing.............................................................................84

         11.7     Cumulative Rights.............................................................................85

         11.8     Application of Proceeds.......................................................................85

         11.9     Certain Proceedings...........................................................................85

         11.10    Limitation of Rights..........................................................................85

         11.11    Expenditures by the Lenders...................................................................85

         11.12    Indemnification...............................................................................86

SECTION 12            AGREEMENT AMONG LENDERS...................................................................86

         12.1     Administrative Agent..........................................................................86

         12.2     Expenses......................................................................................88

         12.3     Proportionate Absorption of Losses............................................................88

         12.4     Delegation of Duties; Reliance................................................................88

         12.5     Limitation of Liability.......................................................................89

         12.6     Default; Collateral...........................................................................90

         12.7     Limitation of Liability.......................................................................92

         12.8     Relationship of the Lenders...................................................................92

         12.9     Benefits of Agreement.........................................................................92

         12.10    The Agents....................................................................................92

         12.11    Obligations Several...........................................................................92

         12.12    Financial Hedges..............................................................................92

SECTION 13            MISCELLANEOUS.............................................................................93

         13.1     Headings......................................................................................93

         13.2     Nonbusiness Days..............................................................................93

         13.3     Communications................................................................................93

         13.4     Form and Number of Documents..................................................................94

         13.5     Survival......................................................................................94

         13.6     Governing Law.................................................................................94

         13.7     Invalid Provisions............................................................................94

         13.8     Entirety......................................................................................94

         13.9     Jurisdiction; Venue; Service of Process.......................................................95
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         13.10    Amendments, Consents, Conflicts, and Waivers..................................................96

         13.11    Multiple Counterparts.........................................................................97

         13.12    Successors and Assigns; Assignments and Participations........................................97

         13.13    Decisions by the Borrowers...................................................................102

         13.14    Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances..................103

         13.15    Limited Recourse.............................................................................103

         13.16    Waiver of Jury Trial.........................................................................103

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                                    SCHEDULES AND EXHIBITS


Schedule 1.1                        -       List of Managing Agents
Schedule 2.1                        -       Lenders and Commitments
Schedule 2.3                        -       Existing Letters of Credit
Schedule 8.3                        -       Capital Securities
Schedule 8.10                       -       Employee Benefit Plans
Schedule 8.19                       -       CATV Systems
Schedule 8.23                       -       Franchises
Schedule 9.12                       -       Existing Debt
Schedule 9.13                       -       Liens terminating on the Closing Date

Exhibit A-1                         -       Form of Revolver Note
Exhibit A-2                         -       Form of Term Loan A Note
Exhibit A-3                         -       Form of Term Loan B Note
Exhibit A-4                         -       Form of Discretionary Revolver Note
Exhibit A-5                         -       Form of Discretionary Term Loan A Note
Exhibit A-6                         -       Form of Discretionary Term Loan B Note
Exhibit B-1                         -       Form of Borrowing Notice
Exhibit B-2                         -       Form of Conversion Notice
Exhibit B-3                         -       Form of LC Request
Exhibit C                           -       Form of Guaranty
Exhibit D-1                         -       Form of Pledge Agreement
Exhibit D-2                         -       Form of Minority Pledge Agreement
Exhibit E                           -       Form of Compliance Certificate
Exhibit F                           -       Form of Assignment and Acceptance Agreement
Exhibit G-1                         -       Form of Opinion of Counsel of the Borrowers
Exhibit G-2                         -       Form of Opinion of Deputy General Counsel of the
Borrowers
Exhibit G-3                         -       Form of Opinion of Special Regulatory Counsel
Exhibit H                           -       Form of Affiliate Subordination Agreement
Exhibit I                           -       Form of Management Fee Subordination Agreement
Exhibit J                           -       Form of Closing Date Certificate
Exhibit K                           -       Form of Release Certificate
Exhibit L                           -       Form of Joinder Agreement

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is entered into as of September 28, 2001, among OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company ("Olympus"), ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation ("ACWC"), HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership ("Highland"), COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation ("CTCC"), and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company ("Adelphia Holdings") and each other Person who becomes a party hereto pursuant to Section 9.34 (individually, a "Borrower" and collectively, the "Borrowers"), the Lenders (hereinafter defined), BANK OF MONTREAL, as the Administrative Agent (hereinafter defined), for itself and the other Lenders, FIRST UNION SECURITIES, INC. and THE BANK OF NOVA SCOTIA, as Joint Lead Arrangers and Joint Book Runners, FIRST UNION NATIONAL BANK and THE BANK OF NOVA SCOTIA, as Syndication Agents (each hereinafter defined), FLEET NATIONAL BANK and THE BANK OF NEW YORK, as Documentation Agents, and the Managing Agents (hereinafter defined).

                                    RECITALS

A. The Borrowers have requested that the Lenders extend credit to the Borrowers as may be designated pursuant to the terms hereof in the form of this Agreement (hereinafter defined), providing for a revolving loan facility in the aggregate principal amount of the Revolver Commitment and term loan facilities in the aggregate principal amount of the Term Loan Commitment to enable, among other things, the Borrowers to refinance certain indebtedness and for working capital and general limited liability company, partnership, and corporate purposes including Acquisitions.

B. Upon and subject to the terms and conditions of this Agreement, the Lenders and the Issuing Lenders are willing to make Credit Extensions to the Borrowers.

Accordingly, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1         DEFINITIONS AND TERMS.

1.1      Definitions.  As used herein:
         -----------

         ACC means Adelphia Communications Corporation, a Delaware corporation.

         Acquisition means any transaction or series of related transactions for the purpose of, or resulting in, directly or indirectly, (a) the acquisition by any Company of all or substantially all of the assets of a Person or of any business or division of a Person, (b) the acquisition by any Company of more than 50% of any class of Voting Securities (or similar ownership interests) of any Person; (c) a merger, consolidation, amalgamation, or other combination by any Company with another Person if a Company is the surviving Person; provided that, in any merger involving any Borrower, a Borrower must be the surviving Person, or (d) the acquisition of any CATV System or those businesses in which other Persons in the cable industry are engaged.


         Additional Borrower means, at any time of determination, any Person that is permitted to become a Borrower hereunder in accordance with Section 9.34.

         Adjusted Eurodollar Rate means, for any Eurodollar Rate Borrowing for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the Eurodollar Rate for such Eurodollar Rate Borrowing for such Interest Period by (b) 1 minus the Reserve Requirement for such Eurodollar Rate Borrowing for such Interest Period.

         Administrative Agent means Bank of Montreal, and its permitted successors or assigns as "the Administrative Agent" for the Lenders under the Loan Documents.

         Affiliate of any Person means any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person, or (ii) ten percent (10%) or more of the Voting Securities of which is beneficially owned or held by such Person; and, for purposes of this definition only, "control," "controlled by," and "under common control with" mean possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of Voting Securities, by contract, or otherwise).

         Affiliate Indebtedness means any Debt owed by any Company to ACC, the Rigas Family, or any other Affiliate (other than another Company) of such Company, ACC or the Rigas Family, so long as such Debt satisfies the requirements of Section 9.26.

         Affiliate Subordination Agreement means, individually, and Affiliate Subordination Agreements means, collectively, any Affiliate Subordination Agreement (substantially in the form of Exhibit H) executed and delivered by any Affiliate pursuant to the requirements of the Loan Documents; and any amendments, modifications, supplements, ratifications, or restatements of any Affiliate Subordination Agreement made in accordance with the Loan Documents.

         Agents means, collectively, the Administrative Agent, the Syndication Agents, the Documentation Agents, the Joint Lead Arrangers and Joint Book Runners, and the Managing Agents.

         Agreement means this Credit Agreement (as the same may hereafter be amended, modified, supplemented, or restated from time to time).

         Annualized Operating Cash Flow means, on any date of determination, Operating Cash Flow multiplied by four.

         Applicable Lending Office means, for each Lender and for each Type of Borrowing, the "Lending Office" of such Lender (or an Affiliate of such Lender) designated on Schedule 2.1 attached hereto or such other office that such Lender (or an Affiliate of such Lender) may from time to time specify to the Administrative Agent and the Borrowers by written notice in accordance with the terms hereof.


         Applicable Margin means either:

(a) Solely with respect to Borrowings under the Revolver Facility and the Term Loan A Facility, (i) prior to the date that is twelve months from the Closing Date, the higher of (A) 2.000% per annum in the case of Eurodollar Rate Borrowings and 1.000% per annum in the case of Base Rate Borrowings or (B) the percentage per annum that would otherwise be in effect pursuant to clause (ii) below and, (ii) following the date that is twelve months from the Closing Date, the percentage per annum set forth in the table below for the Type of Borrowing that corresponds to the Leverage Ratio at any date of determination, as calculated based on the quarterly Compliance Certificate of the Borrowers most recently delivered on the Closing Date or pursuant to Section 9.3 hereof:



                         Leverage Ratio                    Applicable Margin (per annum)
                  ----------------------------------------------------------------------------------

                                                 Base Rate Borrowings   Eurodollar Rate Borrowings
                  ----------------------------------------------------------------------------------

                       Less than 4.75:1.0               0.000%                    1.000%
                  ----------------------------------------------------------------------------------
                    Greater than or equal to
                          4.75 to 1.0,
                     but less than 5.25:1.0             0.250%                    1.250%
                  ----------------------------------------------------------------------------------
                    Greater than or equal to
                            5.25:1.0,
                     but less than 5.75:1.0              .500%                    1.500%
                  ----------------------------------------------------------------------------------
                    Greater than or equal to
                       5.75:1.0, but less
                          than 6.00:1.0                  .750%                    1.750%
                  ----------------------------------------------------------------------------------
                    Greater than or equal to
                            6.00:1.0                    1.250%                    2.250%
                  ----------------------------------------------------------------------------------

(b) Solely with respect to Borrowings under the Term Loan B Facility, 2.000% in the case of Base Rate Borrowings and 3.000% in the case of Eurodollar Rate Borrowings.

(c) With respect to Borrowings under any Discretionary Loan Subfacility, the Applicable Margin for each such Discretionary Loan Subfacility shall be the amount set forth in the Supplemental Credit Documents for such Discretionary Loan Subfacility.

(d) The provisions in Items (a), (b) and (if applicable, in the case of Discretionary Loan Subfacilities) (c) preceding are further subject to the following:

(i) With respect to any adjustments in the Applicable Margin as a result of changes in the Leverage Ratio, such adjustment shall be (subject to Item (d)(ii) below) effective commencing on the second Business Day after the earlier of the date the Borrowers are required to deliver, or the actual date of delivery of Financial Statements (and related Compliance Certificate) pursuant to Sections 9.3(a) and 9.3(b), as the case may be.

(ii) If the Borrowers fail to timely furnish to the Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to Sections 9.3(a) and 9.3(b), and such failure shall not be remedied within five days, then (unless the Default Rate has been effected by Required Lenders pursuant to Section 3.6) the Applicable Margin for the Revolver Facility, the Discretionary Revolver Subfacility (if applicable), the Term Loan Facilities and the Discretionary Term Loan Subfacilities (if applicable) shall be the maximum Applicable Margin for the respective Facilities or Subfacilities (as the case may be) specified in the tables above or in the relevant Supplemental Credit Documents, as the case may be, until such time as the Financial Statements and related Compliance Certificates required to be delivered pursuant to Sections 9.3(a) and 9.3(b) have been delivered.

(iii) In the event that the Borrowers enter into a new Discretionary Loan Subfacility and the Applicable Margin for such new Discretionary Loan Subfacility differs from the Applicable Margin then applicable to the corresponding Facility or any other then outstanding Discretionary Loan Subfacility, each Lender that has made loans in connection with Borrowings under such corresponding Facility or such other then outstanding Discretionary Loan Subfacility shall have the option to have such Lender's loans under such corresponding Facilities bear interest at the Applicable Margin applicable to such new Discretionary Loan Subfacility from and after the closing date of such new Discretionary Loan Subfacility so long as it gives written notice of the exercise of such option to the Administrative Agent no more than 15 days following the incurrence by the Borrowers of the new Discretionary Loan Subfacility.

         Applicable Margin for Commitment Fees means the percentage per annum set forth in the table below that corresponds to the Leverage Ratio at any date of determination, as calculated based on the Compliance Certificate of the Borrowers most recently delivered on the Closing Date or pursuant to Section 9.3 hereof:


               Leverage Ratio                   Applicable Margin for Commitment
                                                              Fees
---------------------------------------------- -----------------------------------

             Less than 5.50:1.0                              .250%
---------------------------------------------- -----------------------------------

     Greater than or equal to 5.50:1.00                      .375%
---------------------------------------------- -----------------------------------

         The provision above is further subject to the following:

(a) With respect to any adjustments in the Applicable Margin for Commitment Fees as a result of changes in the Leverage Ratio, such adjustment shall be effective commencing on the second Business Day after the earlier of the date the Borrowers are required to deliver, or the actual date of delivery of Financial Statements (and related Compliance Certificate) pursuant to Sections 9.3(a) and 9.3(b), as the case may be.

(b) If the Borrowers fail to timely furnish to the Lenders the Financial Statements and related Compliance Certificates as required to be delivered pursuant to Sections 9.3(a) and 9.3(b), and such failure shall not be remedied within five days, then (unless the Default Rate has been effected by Required Lenders pursuant to Section 3.6) the Applicable Margin for Commitment Fees shall be .375% until such time as the Financial Statements and related Compliance Certificates required to be delivered pursuant to Sections 9.3(a) and 9.3(b) have been delivered.

(c) With respect to Borrowings under any Discretionary Revolver Subfacility, the Applicable Margin for Commitment Fees shall be the amount set forth in the Supplemental Credit Documents for such Discretionary Revolver Subfacility.

         Approved Fund means, with respect to any Lender that is a fund or commingled investment vehicle that invests in loans, any other fund that invests in loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

         Asset Swap means any transaction or series of related transactions pursuant to which any Borrower or one or more of their respective Restricted Subsidiaries shall exchange one or more CATV Systems owned by any Borrower or their Restricted Subsidiaries for one or more CATV Systems owned by third parties; provided that, the disposition of assets pursuant to such exchange shall occur within 180 days of the related acquisition of assets.

         Authorizations means all material filings, recordings, and registrations with, and all material validations or exemptions, approvals, orders, authorizations, consents, franchises, licenses, certificates, certificates of compliance, grants of authority, and permits from, any Governmental Authority, including the Franchises, the FCC Licenses, and any of the foregoing authorizing or permitting the acquisition, construction, or operation of any CATV System.

         Base Rate means, for any day, the rate per annum equal to the higher of
(a) the Federal Funds Rate for such day plus one-half of one percent (.5%) and
(b) the Prime Rate for such day. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or the Federal Funds Rate.

         Base Rate Borrowing means a Borrowing bearing interest at the sum of the Base Rate plus the Applicable Margin for Base Rate Borrowings.

         Borrower and Borrowers are defined in the preamble to this Agreement, provided, however, that from and after the date ACWC ceases to be a Borrower as provided in Section 9.33, "Borrower" and "Borrowers" shall not include ACWC.

         Borrowing means any amount disbursed (a) by one or more of the Lenders under the Loan Documents (under the Revolver Facility, the LC Subfacility, the Term Loan Facility or any Discretionary Loan under the Discretionary Subfacilities), whether such amount constitutes an original disbursement of funds, the continuation of an amount outstanding, or payment of a draft under an LC, or (b) by any Lender in accordance with, and to satisfy the obligations of any Loan Party under, any Loan Document.

         Borrowing Date is defined in Section 2.6(a).

         Borrowing Notice means a request for Borrowing made pursuant to Section 2.6(a), substantially in the form of Exhibit B-1.

         Business Day means (a) for all purposes, any day other than Saturday, Sunday, and any other day on which commercial banking institutions are required or authorized by Law to be closed in Chicago, Illinois or New York, New York, and (b) in addition to the foregoing, in respect of any Eurodollar Rate Borrowing, a day on which dealings in United States dollars are conducted in the London interbank market and commercial banks are open for international business in London.

         Capital Contribution means, as at any date of determination thereof, the sum of (a) the aggregate net cash proceeds ("Capital Proceeds") received (i) by any Borrower during the period commencing on the date immediately following the Closing Date through and including such date of determination in respect of equity contributions and Affiliate Indebtedness and (ii) by any Restricted Subsidiary during such period in respect of equity contributions and Affiliate Indebtedness (other than equity contributions made by any Borrower or any other Restricted Subsidiary) plus (b) the Fair Market Value of any property (including any CATV Systems) contributed ("Asset Proceeds") (i) to any Borrower as additional equity capital or Affiliate Indebtedness during such period and (ii) to any Restricted Subsidiary as additional equity capital or Affiliate Indebtedness during such period (other than any such contribution made by any Borrower or any other Restricted Subsidiary). Notwithstanding the foregoing, "Capital Contributions" shall not include all or any part of the 1,500,000 subscribers and/or related assets contemplated to be contributed to one or more Companies on the Closing Date, regardless of when such contribution occurs.

         Capital Lease means any capital lease or sublease which should be capitalized on a balance sheet in accordance with GAAP.

         Capital Securities means, with respect to any Person, all shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of such Person's capital or equity, whether now outstanding or issued after the Closing Date but shall not include any debt securities issued by such Person.

         Cash Equivalents means:

(a) Readily marketable, direct, full faith and credit obligations of the United States of America, or obligations guaranteed by the full faith and credit of the United States of America, maturing within not more than one year from the date of acquisition;

(b) Commercial paper maturing in 365 days or less from the date of issuance and rated one of the two highest credit ratings obtainable by Moody's or S&P


(c) Debt instruments of a domestic issuer which mature in one year or less and which are rated one of the two highest credit ratings obtainable by Moody's or S&P on the date of acquisition of such investment;

(d) Short term certificates of deposit and time deposits, which mature within one year from the date of issuance and which are fully insured by the Federal Deposit Insurance Corporation;

(e) Demand deposit accounts which are maintained in the ordinary course of business;

(f) Mutual funds whose investment guidelines restrict such funds' investments primarily to those satisfying the provisions of clauses (a) through (d) above; and

(g) repurchase obligations with a term of not more than 90 days for, and secured by, underlying securities of the types described in clauses (a) through (c) above entered into with any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000.

         CATV System means any cable distribution system that receives broadcast signals by antennae, microwave transmission, satellite transmission, or any other form of transmission and that amplifies such signals and distributes them to Persons who pay to receive such signals.

         Change of Control means (a) ACC and the Rigas Family collectively shall cease for any reason to own, directly or indirectly, at least 51% of the Capital Securities of each Borrower (other than ACWC if it is released in accordance with Section 9.33), (b) the failure of ACC or one of its Subsidiaries or any member of the Rigas Family, collectively, to, directly or indirectly, be the controlling managing member(s) or a general partner of each Borrower that is a limited liability company or limited partnership, as applicable or (c) the Rigas Family fails to control, directly or indirectly, more than 50% of the total number of votes that holders of ACC's Voting Securities (which, on the date hereof, consists of the Class "A" common stock and Class "B" common stock of
ACC) are then entitled to cast.

         Closing Date means the date upon which this Agreement has been executed by the Borrowers, the Lenders, and the Agents and all conditions precedent specified in Section 7.1 have been satisfied or waived.

         Closing Date Certificate means the closing date certificate executed and delivered by a Responsible Officer of each Borrower substantially in the form of Exhibit J hereto.

         Code means the Internal Revenue Code of 1986, as amended, together with the rules and regulations promulgated thereunder.

         Collateral means all of the items and types of property described as "Collateral" in now existing or hereafter created Collateral Documents and all cash and non-cash proceeds thereof.


         Collateral Documents means all pledge agreements, financing statements, assignments of partnership interests, and Guaranties at any time delivered to the Administrative Agent to create or evidence Liens securing the Obligation, together with all reaffirmations, amendments, and modifications thereof or supplements thereto.

         Commitment Notice is defined in Section 2.4(d).

         Commitment Percentage means, at any date of determination, for any Lender with respect to a particular Facility or Discretionary Loan, the proportion (stated as a percentage) that its Committed Sum for such Facility or Discretionary Loan bears to the aggregate Committed Sums of all the Lenders for such Facility or Discretionary Loan.

         Commitment Request is defined in Section 2.4(c).

         Committed Sum means (a) for any Revolver Lender or Discretionary Revolver Lender, with respect to the Revolver Facility or any Discretionary Revolver Loan, as applicable, at any date of determination occurring prior to the respective Termination Date for the Revolver Facility or Discretionary Revolver Loan, the amount stated beside such Lender's name under the heading for the Revolver Facility or the applicable Discretionary Loan on the most-recently amended Schedule 2.1 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents), and (b) for any other Lender, with respect to any other Facility or Discretionary Loan, at any date of determination occurring prior to the initial Borrowing Date for such Facility or Discretionary Loan, the amount stated beside such Lender's name under the heading for the applicable Facility or Discretionary Loan on the most-recently amended Schedule 2.1 to this Agreement (which amount is subject to increase, reduction, or cancellation in accordance with the Loan Documents).

         Communications Act means, collectively, The Federal Communications Act of 1934, as amended from time to time, and the rules and regulations in effect at any time thereunder.

         Companies means, at any date of determination thereof, the Borrowers and each of their Restricted Subsidiaries; and Company means, on any date of determination, any Borrower or any of its Restricted Subsidiaries.

         Compliance Certificate means a certificate signed by a Responsible Officer, substantially in the form of Exhibit E.

         Consequential Loss means any loss or expense which any Lender may reasonably incur in respect of a Eurodollar Rate Borrowing as a consequence of any event described in Section 4.5.

         Conversion Notice means a request pursuant to Section 3.9, substantially in the form of Exhibit B-2.

         Copyright Filings is defined in Section 8.19(c).

         Credit Exposure means, with respect to any Financial Hedge entered into among the Borrowers and any Secured Party, an amount which shall be determined in accordance with the customary methods of calculating credit exposure under similar arrangements by the non-Borrower counterparty to such arrangements, taking into account potential interest rate movements and the respective termination provisions and notional principal amount and term of such Financial Hedge.

         Credit Extension means, as the context may require, the making of a Borrowing by a Borrower or the issuance of any LC, or the extension of the expiration date of any existing LC, by an Issuing Lender.

         Current Financials means, at the time of any determination thereof, the more recently delivered to the Lenders of either (a) the unaudited pro forma balance sheet and income statement (including a calculation of Operating Cash
Flow) for the Companies on a combined basis, for the fiscal quarter ending on March 31, 2001, which balance sheet and income statement gives pro forma effect to the incurrence of Debt under this Agreement; or (b) the Financial Statements most recently required to be delivered under Sections 9.3(a) or 9.3(b) (as the case may be) calculated on a combined basis for the Companies.

         Debt means (without duplication), for any Person, the sum of the following: (a) all liabilities, obligations, and indebtedness of such Person which in accordance with GAAP should be classified upon such Person's balance sheet as liabilities in respect of (i) money borrowed, including the Principal Debt, (ii) obligations of such Person under Capital Leases, and (iii) obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations, and obligations under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of business); (b) all obligations of the type referred to in clauses (a)(i) through (a)(ii) preceding of other Persons for the payment of which such Person is responsible or liable as obligor, guarantor, or otherwise;
(c) all obligations of the type referred to in clauses (a)(i) through clause
(a)(ii) and clause (b) preceding of other Persons secured by any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person), the amount of such obligation being deemed to be the lesser of the Fair Market Value of such property or assets or the amount of the obligation so secured; and (d) the face amount of all letters of credit and banker's acceptances issued for the account of such Person, and without duplication, all drafts drawn and unpaid thereunder.

         Debtor Relief Laws means the Bankruptcy Code of the United States of America and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, fraudulent transfer or conveyance, suspension of payments, or similar Laws from time to time in effect affecting the Rights of creditors generally.

         Default is defined in Section 10.

         Default Rate means, (i) with respect to any Borrowing, on any date, a per annum rate of interest equal from day to day to the non-Default interest rate applicable to such Borrowing (including the Applicable Margin) plus 2%, and
(ii) with respect to any other Obligation under the Loan Documents, the Base Rate plus the then effective Applicable Margin for Base Rate Borrowings plus 2%.


         Discretionary Commitment means, for any Discretionary Lender with respect to any Discretionary Loan, the commitment amount designated for such Lender in the Supplemental Credit Documents for such Discretionary Loan in accordance with the procedures described in Section 2.4(d).

         Discretionary Facility means the uncommitted discretionary facility described in and subject to the limitations of Section 2.4.
         Discretionary Lender means, at any date of determination, each Lender who has a Discretionary Commitment or to whom Discretionary Principal Debt is owed.

         Discretionary Loan is defined in Section 2.4(c).

         Discretionary Loan Effective Date, for each Discretionary Loan, is the date specified by the Administrative Agent in accordance with Section 2.4(d) and set forth in the Supplemental Credit Documents for such Discretionary Loan.

         Discretionary Loan Request is defined in Section 2.4(c).

         Discretionary Loan Subfacilities means, collectively, the Discretionary Revolver Subfacility and the Discretionary Term Loan Subfacilities; Discretionary Loan Subfacility means, any of the Discretionary Revolver Subfacility, the Discretionary Term Loan A Subfacility or the Discretionary Term Loan B Subfacility.

         Discretionary Principal Debt means, at any date of determination, the sum of (a) the Discretionary Revolver Principal Debt arising under all Discretionary Revolver Loans and (b) the Discretionary Term Loan Principal Debt arising under all Discretionary Term Loans.

         Discretionary Pro Rata Loans means Discretionary Loans under the Discretionary Term Loan A Subfacility and Discretionary Revolver Loans.

         Discretionary Revolver Commitment means, with respect to any Discretionary Revolver Loan, on any date of determination, the aggregate Committed Sums of all Discretionary Lenders for such Discretionary Revolver Loan.

         Discretionary Revolver Lenders means, on any date of determination, all Discretionary Lenders that have Committed Sums under the Discretionary Revolver Subfacility.

         Discretionary Revolver Loan means any Discretionary Loan under the Discretionary Revolver Subfacility.

         Discretionary Revolver Note means a note substantially in the form of Exhibit A-4, and all renewals and extensions of all or any part thereof.

         Discretionary Revolver Principal Debt means, on any date of determination, for any Discretionary Revolver Loan, the aggregate unpaid principal balance of all Borrowings under such Discretionary Revolver Loan.


         Discretionary Revolver Subfacility means the subfacility under the Discretionary Facility, described in, and subject to the limitations of, Section 2.4(a)(i).

         Discretionary Term Loan means (as the context may require) any Discretionary Loans under the Discretionary Term Loan A Subfacility or the Discretionary Term Loan B Subfacility, or both.

         Discretionary Term Loan A Note means a note substantially in the form of Exhibit A-5, and all renewals and extensions of all or any part thereof.

         Discretionary Term Loan A Subfacility means the subfacility under the Discretionary Facility, described in, and subject to the limitations of, Section 2.4(a)(ii).

         Discretionary Term Loan B Note means a note substantially in the form of Exhibit A-6, and all renewals and extensions of all or any part thereof.

         Discretionary Term Loan B Subfacility means the subfacility under the Discretionary Facility, described in, and subject to the limitations of, Section 2.4(a)(iii).

         Discretionary Term Loan Commitment means, with respect to any Discretionary Term Loan, on any date of determination, the aggregate Committed Sums of all Discretionary Lenders for such Discretionary Term Loan.

         Discretionary Term Loan Lenders means, on any date of determination, all Discretionary Lenders that have Committed Sums under the Discretionary Term Loan A Subfacility and the Discretionary Term Loan B Subfacility or that are owed any Discretionary Term Loan Principal Debt under any Discretionary Term Loan.

         Discretionary Term Loan Principal Debt means, on any date of determination, for any Discretionary Term Loan, the aggregate unpaid principal balance of all Borrowings under such Discretionary Term Loan.

         Discretionary Term Loan Subfacilities means, collectively, the Discretionary Term Loan A Subfacility and the Discretionary Term Loan B Subfacility.

         Distribution for any Person means, with respect to any Capital Securities issued by such Person, (a) the retirement, redemption, purchase, or other acquisition for value of any such Capital Securities or of any warrants, options, or other rights to acquire any such Capital Securities, (b) the declaration or payment of any dividend or distribution on or with respect to any such Capital Securities, (c) any other payment (in cash, property, or obligations) by such Person with respect to such Capital Securities, and (d) the setting apart of money for a sinking or other analogous fund for any such Capital Securities.

         Documentation Agents means Fleet National Bank and The Bank of New York and their permitted successors and assigns as a "Documentation Agent" under the Loan Documents.

         Dollars and the symbol $ means lawful money of the United States of America.


         Eligible Assignee means (a) with respect to the Revolver Facility and any Discretionary Revolver Subfacility, (i) a Revolver Lender (so long as at the time of such assignment, such Revolver Lender has a minimum long-term senior, unsecured debt rating of BBB by S&P or Baa2 by Moody's); (ii) a Lender (other than a Revolver Lender) or an Affiliate (so long as such assignment is not made in conjunction with the sale of such Affiliate) or an Approved Fund of the assigning Lender, in each case approved by each Issuing Lender, or (iii) any other Person approved by (A) the Administrative Agent, (B) each Issuing Lender and (C) unless a Default or Potential Default has occurred and is continuing at the time the related assignment is effected pursuant to Section 13.12, the Borrowers (such approval not to be unreasonably withheld or delayed by the Borrowers and, in the case of each Borrower, such approval to be deemed to have been given if Olympus (which, for purposes of this definition shall mean Michael Mulcahey at 814-274-6411 or any other person identified by Olympus to the Administrative Agent in writing) has received a prior telephonic notice at least five Business Days prior to such assignment's effectiveness and no objection thereto is received by the Administrative Agent and the assigning Lender within five Business Days after the date on which written notice of the proposed assignment is provided to each Borrower and; (b) with respect to the Term Loan Facilities and Discretionary Term Loan Subfacilities, (i) a Lender, (ii) an Affiliate (so long as such assignment is not made in conjunction with the sale of such Affiliate), or an Approved Fund of any Lender; and (iii) any other Person approved by (A) the Administrative Agent and (B) unless a Default or Potential Default has occurred and is continuing at the time the related assignment is effected in accordance with Section 13.12, the Borrowers such approval not to be unreasonably withheld or delayed by the Borrowers (such approval to be deemed to have been given if Olympus has received a prior telephonic notice at least five Business Days prior to such assignment's effectiveness and no objection thereto is received by the Administrative Agent and the assigning Lender within five Business Days after the date on which written notice of the proposed assignment is provided to each Borrower); or the Administrative Agent; provided, however, that neither the Borrowers nor any Affiliate of the Borrowers shall qualify as an Eligible Assignee.

         Employee Plan means, at any time, each Single-Employer Plan and each Multiemployer Plan.

         Environmental Law means any applicable Law that relates to (a) the quality or protection of air, groundwater, surface water, soil, other environmental media, or natural resources, (b) the Release or threatened Release of Hazardous Substances, (c) the regulation of any pollutants, contaminants, wastes, substances, and Hazardous Substances, or (d) health or safety, including employee safety in the workplace, including the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. S 9601 et seq.) ("CERCLA"), the Clean Air Act (42 U.S.C. S 7401 et seq.), the Federal Water Pollution Control Act, as amended by the Clean Water Act (33 U.S.C. S 1251 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. S 136 et seq.), the Emergency Planning and Community Right to Know Act of 1986 (42 U.S.C. S 11001 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. S 1801 et seq.), the National Environmental Policy Act of 1969 (42 U.S.C. S 4321 et seq.), the Oil Pollution Act (33 U.S.C. S 2701 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. S 6901 et seq.), the Rivers and Harbors Act (33 U.S.C. S 401 et seq.), the Safe Drinking Water Act (42 U.S.C. S 201 and S 300f et seq.), the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984 (42 U.S.C. S 6901 et seq.), the Toxic Substances Control Act (15 U.S.C. S 2601 et seq.), the Occupational Safety and Health Act of 1970, 29 U.S.C. S 651 et seq.,



and analogous state and local Laws, as any of the foregoing may have been and may be amended or supplemented from time to time, and any analogous future enacted or adopted Law.

         Environmental Liability means any obligation, liability (including any strict liability), loss, fine, penalty, charge, Lien, damage, cost, or expense of any kind to the extent that it results (a) from any violation of any Environmental Law, (b) from the presence, Release, or threatened Release of any Hazardous Substance, or (c) from actual or threatened damages to natural resources.

         Environmental Permit means any permit, license, or other Authorization from any Governmental Authority that is required under any Environmental Law for the lawful conduct of any business, process, or other activity.

         ERISA means the Employee Retirement Income Security Act of 1974, as amended, and the regulations and rulings thereunder.

         ERISA Affiliate means any company or trade or business (whether or not incorporated) which, for purposes of Title IV of ERISA, is, or has been within the past six years, a member of any Loan Party's controlled group or which is, or has been within the past six years, under common control with any Loan Party within the meaning of Section 414(b), (c), (m), or (o) of the Code.

         Existing LCs means, collectively, the LCs set forth on Schedule 2.3.

         Eurodollar Rate means for any Eurodollar Rate Borrowing, for any Interest Period therefor, the rate per annum determined by the Administrative Agent at approximately 11:00 a.m. (London time) on the second Business Day prior to the first day of such Interest Period by reference to the British Bankers' Association Interest Settlement Rates for deposits in Dollars (as set forth by any service selected by the Administrative Agent that has been nominated by the British Banker's Association as an authorized information vendor for the purpose of displaying such rates) for a period equal to such Interest Period (rounded upward, if necessary, to the nearest 1/16 of 1%); provided that, if, for any reason, the Administrative Agent cannot determine the Eurodollar Rate for any Interest Period pursuant to the foregoing provisions of this definition, the Administrative Agent shall determine the Eurodollar Rate by using the offered rates of any three major banks active in the London interbank market selected by the Administrative Agent, but in all other respects in accordance with the foregoing provisions of this definition.

         Eurodollar Rate Borrowing means a Borrowing bearing interest at the sum of the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings.

         Exhibit means an exhibit to this Agreement unless otherwise specified.

         Excess Cash Balance means, on any date of determination, the sum of unencumbered cash and Cash Equivalents then held in the name of any Company.


         Facilities means, collectively, the Revolver Facility and the Term Loan Facilities, but not the Discretionary Facilities; Facility means any of the Revolver Facility or any of the Term Loan Facilities (but not including the Discretionary Facilities).

         Fair Market Value means, in respect of any assets or group of assets, fair market value for such assets as determined by the Borrowers using commercially reasonable methods, and which methods and related calculations are delivered to the Joint Lead Arrangers at least five Business Days prior to the date such assets or group of assets are actually contributed without regard to the effective date of the relevant transaction.

         FCC means the Federal Communications Commission and any successor regulatory body.

         FCC License means any license or permit issued by the FCC, including licenses issued in connection with the operation of community antenna television systems, community antenna relay systems, microwave systems, earth stations and businesses, and other two-way radios.

         Federal Funds Rate means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined (which determination shall be conclusive and binding, absent manifest error) by the Administrative Agent to be equal to the weighted average of the rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transactions as determined by the Administrative Agent (which determination shall be conclusive and binding, absent manifest error).

         Fee Letters means, collectively, (a) the Administrative Agent's Fee Letter, dated as of August 21, 2001, among the Administrative Agent and the Borrowers, (b) the Agents' Fee Letter, dated as of August 21, 2001, among the Agents (other than Managing Agents) and the Borrowers and (c) the Fleet Fee Letter, dated as of August 21, 2001, among Fleet National Bank and the Borrowers.

         Financial Hedge means any swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates, foreign currency exchange agreement, commodity price protection agreement, or other interest or currency exchange rate or commodity price hedging arrangement incurred in the ordinary course of business and consistent with prior business practices of the Companies and not for speculative purposes.

         Financial Statements means balance sheets, statements of operations, statements of shareholders' equity, and statements of cash flows prepared in accordance with GAAP, and, beginning with the Financial Statements for the fiscal year ending December 31, 2003, such statements of operations and statements of cash flows shall be in comparative form to the corresponding period of the preceding fiscal year, and such balance sheets and statements of shareholders' equity shall be in comparative form to the prior fiscal year-end figures.

         Franchise means a franchise, license, Authorization, or Right by contract or otherwise to construct, own, operate, promote, extend, and/or otherwise exploit any CATV System operated or to be operated by any Company granted by any Governmental Authority.

         Franchisee means any Governmental Authority that has granted any Loan Party a Franchise.

         GAAP means generally accepted accounting principles of the Accounting Principles Board of the American Institute of Certified Public Accountants and the Financial Accounting Standards Board which are applicable from time to time.

         Governmental Authority means any (a) state, county, city, town, village, or other local, state, or federal judicial, executive, or legislative instrumentality, (b) private arbitration board or panel, or (c) central bank.

         Granting Lender is defined in Section 13.12(h).
         Guarantor means any Person, including each Restricted Subsidiary of each of the Borrowers, which undertakes to be liable for all or any part of the Obligation by execution of a Guaranty.

         Guaranty means (a) a Guaranty in substantially the form and upon the terms of Exhibit C, executed and delivered by any Person pursuant to the requirements of the Loan Documents; and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Guaranty made in accordance with the Loan Documents.

         Hazardous Substance means (a) any substance that is designated, defined, or classified as a hazardous waste, hazardous material, pollutant, contaminant, or toxic or hazardous substance, or that is otherwise regulated, under any Environmental Law, including any hazardous substance within the meaning of Section 101(14) of CERCLA, (b) petroleum, oil, gasoline, natural gas, fuel oil, motor oil, waste oil, diesel fuel, jet fuel, and other petroleum hydrocarbons, (c) asbestos and asbestos-containing materials in any form, (d) polychlorinated biphenyls, or (e) urea formaldehyde foam.

         Interest Expense means, for any period, the sum (for the Borrowers and their Restricted Subsidiaries determined on a combined basis without duplication in accordance with GAAP), of (a) all accrued interest on Total Debt (excluding, however, accrued interest on Affiliate Indebtedness, whether or not paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Financial Hedges accrued during such period (whether or not actually paid or received during such period) plus (c) all fees and all other amounts that under GAAP would be treated as interest expense, incurred hereunder during such period.

         Interest Period is determined in accordance with Section 3.8.


         Investment for any Person means, any direct or indirect purchase or other acquisition by such Person of stock or other securities of any other Person, or any direct or indirect loan, advance or capital contribution by such Person to any other Person, including all Debt and accounts receivable from such other Person which are not current assets or did not arise from sales to such other Person in the ordinary course of business.

         Issuing Lender means either of the Administrative Agent, the Syndication Agents, or the Documentation Agents which shall be designated as an Issuing Lender with respect to the issuance of LCs; provided that solely with respect to the LCs set forth on Schedule 2.3, The Toronto-Dominion Bank shall be deemed to be an Issuing Lender hereunder.

         Joinder Agreement means a Joinder Agreement, substantially in the form of Exhibit L attached hereto, executed and delivered by each Person who becomes a Borrower in accordance with Section 9.34.

         Joint Lead Arrangers and Joint Book Runners means First Union Securities, Inc., The Bank of Nova Scotia, and their respective successors and assigns, in such respective capacities under the Loan Documents.

         Laws means all applicable statutes, laws, treaties, ordinances, tariff requirements, rules, regulations, orders, writs, injunctions, decrees, judgments, opinions, or interpretations of any Governmental Authority.

         LC means the standby letter(s) of credit issued hereunder in the form agreed upon among the Borrowers, the applicable Issuing Lender, and the beneficiary thereof at the time of issuance thereof and participated in by the Lenders pursuant to the terms and conditions of Section 2.3 hereof.

         LC Agreement means a letter of credit application and agreement (in form and substance satisfactory to the applicable Issuing Lender) submitted by the Borrowers to the applicable Issuing Lender for an LC for the account of any Borrower (and for any Borrower's benefit or the benefit of any other Company); provided that this Agreement shall control any conflict between this Agreement and any such LC Agreement.

         LC Exposure means, at any time and without duplication, the sum of (a) the aggregate undrawn portion of all uncancelled and unexpired LCs plus (b) the aggregate unpaid reimbursement obligations of the Borrowers in respect of drawings of drafts under any LC.

         LC Request means a request pursuant to Section 2.3(a), substantially in the form of Exhibit B-3.

         LC Subfacility means a subfacility of the Revolver Facility for the issuance of LCs as described in and subject to the limitations of Section 2.3, under which the LC Exposure may never (a) collectively exceed $750,000,000 and
(b) together with (without duplication) the Revolver Principal Debt may never exceed the Revolver Commitment.

         Lenders means, on any date of determination, the financial institutions named on Schedule 2.1 (as the same may be amended from time to time by the Administrative Agent to reflect the addition of new Discretionary Lenders pursuant to Section 2.4(e) and to reflect the assignments made in accordance with Section 13.12(b) of this Agreement), and subject to the terms and conditions of this Agreement, and their respective successors and assigns (but not any Participant who is not otherwise a party to this Agreement).

         Leverage Ratio means, with respect to the Companies on a combined basis, at any date of determination thereof, the ratio of (a) the Total Debt outstanding on such date to (b) Annualized Operating Cash Flow.

         Lien means any lien, mortgage, security interest, pledge, assignment, charge, title retention agreement, or encumbrance of any kind, and any other Right of or arrangement with any creditor (other than under or relating to subordination or other intercreditor arrangements) to have its claim satisfied out of any property or assets, or the proceeds therefrom, prior to the general creditors of the owner thereof.

         Litigation means any action by or before any Governmental Authority.

         Loan Documents means (a) this Agreement, the Notes, the Collateral Documents, the Fee Letters, LCs, and LC Agreements, (b) all Supplemental Credit Documents with respect to Discretionary Loans, (c) all agreements, documents, or instruments in favor of the Agents or the Lenders ever delivered pursuant to this Agreement or otherwise delivered in connection with all or any part of the Obligation, (d) any documentation evidencing a Financial Hedge relating to the Principal Debt among any of the Borrowers and any Lender or any of such Lender's Affiliates and (e) any and all future renewals, extensions, restatements, reaffirmations, or amendments of, or supplements to, all or any part of the foregoing.

         Loan Parties means, on any date of determination, all Borrowers and all Guarantors.

         Management Agreements means the management agreements described in
Section 7.1(w), together with each other agreement with respect to the management of CATV Systems of any Restricted Subsidiary, as said management agreements shall, subject to Section 9.27, be modified and supplemented and in effect from time to time, and "Management Agreement" means any one thereof.

         Management Fee Subordination Agreement means a subordination agreement among each Manager, the Borrowers, the applicable Restricted Subsidiaries, and the Administrative Agent in substantially the form of Exhibit I, as said Agreement shall be modified and supplemented and in effect from time to time.

         Management Fees means, for any period, the sum of all fees, salaries, awards, bonuses, and other compensation paid or incurred (in each case, whether in cash or otherwise) by the Companies to their Affiliates (other than Affiliates that are employees of any Company) in respect of services rendered in connection with the management or supervision of the Borrowers and their Subsidiaries pursuant to Management Agreements.

         Manager means ACC or any Affiliate of ACC, who is a manager pursuant to any Management Agreement.


         Managing Agents means, collectively, the Lenders set forth on Schedule 1.1.

         Material Adverse Event means any set of one or more circumstances or events which, individually or collectively, results in any (a) material impairment of the ability of the Companies (taken as a whole) to perform any payment or other material obligations under the Loan Documents or the ability of the Administrative Agent or any Lender to enforce any such obligations or any of their respective Rights under the Loan Documents, or (b) material and adverse effect on the business, properties, or condition (financial or otherwise) of the Companies (taken as a whole).

         Material Obligor means (i) each Parent and each Borrower, (ii) any Company that directly owns any Capital Securities of any other Company where such other Company owns CATV systems with at least 20,000 subscribers (a "Material Operating Company") and (iii) each Material Operating Company .

         Maximum Discretionary Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $750,000,000.

         Minority Pledge Agreement means (a) a Pledge Agreement in substantially the form and upon the terms of Exhibit D-2, executed by any Minority Pledgor; and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Minority Pledge Agreement made in accordance with the Loan Documents.

         Minority Pledgor means any owner of a minority interest in any Company.

         Moody's means Moody's Investors Service, Inc.

         Multiemployer Plan means a multiemployer plan as defined in Sections 3(37) or 4001(a)(3) of ERISA or Section 414(f) of the Code to which any Loan Party, any Restricted Subsidiary thereof, or any ERISA Affiliate of any Loan Party is making, has made, is accruing, or has accrued, an obligation to make contributions or has, within any of the preceding five plan years, made or accrued an obligation to make contributions.

         Net Cash Proceeds means with respect to any Significant Sale, cash (freely convertible into Dollars) (including, any cash received by way of deferred payment pursuant to a promissory note or otherwise, but only as and when received) received in connection with and as consideration therefor, on or after the date of consummation of such Significant Sale, by any Company or as a part of the release of ACWC, as the case may be, from such Significant Sale, after (i) deduction of an amount equal to estimated federal, state, and local Taxes in connection with such Significant Sale and determined in good faith by the Borrowers, (ii) payment of all usual and customary brokerage commissions and all other reasonable fees and expenses related to such Significant Sale (including reasonable attorneys' fees and closing costs incurred in connection with such Significant Sale), (iii) deduction of appropriate amounts to be provided as a reserve, in accordance with GAAP, against any liabilities retained after such Significant Sale, which liabilities are associated with the asset or assets being sold, including pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such Significant Sale, and (iv) deduction for the amount of any Debt (other than the Obligation) secured by the respective asset or assets being sold, which Debt is required to be repaid as a result of such Significant Sale.

         New Lender is defined in Section 2.4(e).

         Notes means, at the time of any determination thereof, all outstanding and unpaid Revolver Notes, Term Loan Notes, Discretionary Revolver Notes, Discretionary Term Loan A Notes and Discretionary Term Loan B Notes.

         Obligation means all present and future indebtedness, liabilities, and obligations, and all renewals and extensions thereof, or any part thereof, now or hereafter owed to the Administrative Agent, any other Agent, any Lender, or any Affiliate of any Lender by any Loan Party arising from, by virtue of, or pursuant to any Loan Document, together with all interest accruing thereon, fees, costs, and expenses (including all attorneys' fees and expenses incurred in the enforcement or collection thereof) payable under the Loan Documents; provided that, all references to the "Obligation" in the Collateral Documents and in Sections 3.10, 3.11, and 3.12, shall, in addition to the foregoing, also include all present and future indebtedness, liabilities, and obligations (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any Lender or any Affiliate of a Lender arising from, by virtue of, or pursuant to any Financial Hedge relating to the Principal Debt.

         Olympus is defined in the preamble.

         Operating Cash Flow means, for the Companies on a combined basis, and determined in accordance with GAAP, as calculated at any date of determination with respect to the most recently ended fiscal quarter, the sum (without duplication and without giving effect to any extraordinary losses or gains during such period) of (a) net income or deficit from operations during such period, plus (b) to the extent already deducted in computing such net income,
(i) income tax expense; (ii) Interest Expense during such period, (iii) interest on Affiliate Indebtedness during such period, (iv) depreciation, amortization, and other non-cash expense items during such period, in each case adjusted as required to take into account any minority ownership interest; provided, however, in determining Operating Cash Flow:

(A) No adjustments for minority interests will be required so long as the Minority Pledgors have delivered a Minority Pledge Agreement to the Administrative Agent for the benefit of the Lenders or have otherwise complied with Section 6.2 (in addition, no adjustments shall be required for the first 60 days after the Closing Date, so long as the Minority Pledge Agreements from the Minority Pledgors existing on the Closing Date are delivered to the Administrative Agent for the benefit of the Secured Parties within 60 days after the Closing Date);

(B) In determining Operating Cash Flow, such amount shall be calculated (without duplication) after giving effect to Acquisitions, divestitures, Investments, dispositions, Asset Swaps, the joinder of any Additional Borrower to this Agreement as provided in Section 9.34, or any Capital Contribution of CATV Systems to (or by) any Company (to the extent permitted by the Loan Documents) during such period as if such transactions had occurred on the first day of such period, regardless of whether the effect is positive or negative.

         Parent is defined in Section 6.2.

         Participant is defined in Section 13.12(e).

         PBGC means the Pension Benefit Guaranty Corporation, or any successor thereof, established pursuant to ERISA.

         Permitted Acquisition means Acquisitions and Asset Swaps by any Company, with respect to which each of the following requirements shall have been satisfied:

(a) as of the closing of any Acquisition or Asset Swap, the Acquisition or Asset Swap has been approved and recommended by the board of directors or other applicable governing body of the Person to be acquired or from which such business is to be acquired; and

(b) As of the closing of any Acquisition or Asset Swap, no Default or Potential Default shall exist or occur as a result of, and after giving effect to, such Acquisition or Asset Swap.

         Permitted Debt means Debt permitted under Section 9.12 as described in such Section.

         Permitted Liens means Liens permitted under Section 9.13 as described in such Section.

         Person means any natural person, corporation, limited liability company, partnership, joint venture, association, trust or unincorporated organization, Governmental Authority or any other legal entity, whether acting in an individual, fiduciary or other capacity.

         Pledge Agreement means (a) a Pledge Agreement in substantially the form and upon the terms of Exhibit D-1, executed by any Person pursuant to the requirements of the Loan Documents; and (b) any amendments, modifications, supplements, restatements, ratifications, or reaffirmations of any Pledge Agreement made in accordance with the Loan Documents.
         Pole Agreement means any pole attachment agreement or underground conduit use agreement which was entered into in connection with the operation of any CATV System.

         Pole Rental Lease means any lease under which any Loan Party has the right to use telephone or utility poles, conduits or trenches for the purpose of supporting or housing cables of any CATV System owned or operated by any Loan Party or any of their Subsidiaries.

         Potential Default means the occurrence of any event or existence of any circumstance which, with the giving of notice or lapse of time or both, would become a Default.

         Prime Rate means the per annum rate of interest established from time to time by the Administrative Agent, as its prime rate, which rate may not be the lowest rate of interest charged by the Administrative Agent to its customers.


         Principal Debt means, at the time of any determination thereof, the sum of the Revolver Principal Debt, the Term Loan A Principal Debt, the Term Loan B Principal Debt, and the Discretionary Principal Debt or (as the context shall indicate) any one or more of the foregoing.

         Pro Forma Debt Service means, on any date of determination, calculated for the Companies on a combined basis, the sum of (without duplication) (a) Pro Forma Interest Expense determined as of such date of determination, plus (b) commitment fees, plus (c) "scheduled principal payments" (including the current maturities thereof), due on the Total Debt of the Companies for the twelve months following the date of determination. On any date of determination, "scheduled principal payments" under this Agreement shall equal the sum of (i) the aggregate outstanding amount of the Total Revolver Principal Debt plus (without duplication) LC Exposure, net of the Excess Cash Balance on such date of determination, less the Total Revolver Commitment that will be in effect at the end of such period (which amount under this clause (i) shall be deemed to never be less than zero), and (ii) the amount of the Total Term Loan Principal Debt scheduled to be repaid pursuant to Section 3.2 or the applicable Supplemental Credit Documents (as applicable) during such period other than, if applicable, the last scheduled payment of the Term Loan Facility or any Discretionary Term Loans.

         Pro Forma Interest Expense means, on any date of determination, calculated for the Companies on a combined basis, the Interest Expense on the Total Debt of the Companies for the twelve months following the date of determination. The calculation of Pro Forma Interest Expense shall be based on the following: (a) the interest rate used to calculate Interest Expense shall be equal to the weighted average rate of interest in effect on the last day of the fiscal quarter immediately preceding the date of determination, (b) the aggregate amount of Total Revolver Principal Debt existing on the last day of the fiscal quarter immediately preceding the date of determination after giving effect to any prepayments required to be made upon reductions in the Revolver Commitment and the Discretionary Revolver Commitment scheduled to be made during the twelve months following the date of determination under Section 3.2, and (c) the aggregate amount of Total Term Loan Principal Debt existing on the last day of the fiscal quarter immediately preceding the date of determination after giving effect to any prepayments required to be made during the twelve months following the date of determination under Section 3.2.

         Pro Rata or Pro Rata Part, for each Lender, means on any date of determination (a) for purposes of sharing any amount or fee payable to any Lender in respect of a Facility, Subfacility, or Discretionary Loan (as the case may be) the proportion which the portion of the Principal Debt for the applicable Facility, Subfacility, or Discretionary Loan owed to such Lender (whether held directly or through a participation in respect of the LC Subfacility and determined after giving effect thereto) bears to the Principal Debt under the applicable Facility, Subfacility, or Discretionary Loan (as the case may be) owed to all the Lenders at the time in question, and (b) for all other purposes, the proportion which the portion of the Principal Debt owed to such Lender (whether held directly or through a participation in respect of the LC Subfacility and determined after giving effect thereto) bears to the Principal Debt owed to all the Lenders at the time in question, or if no Principal Debt is outstanding, then the proportion that the aggregate of such Lender's Committed Sums then in effect under the Facilities, Subfacilities, and Discretionary Loans bears to the Total Commitment then in effect.

         Register is defined in Section 13.12(c).


         Regulation D means Regulation D of the Board of Governors of the Federal Reserve System, as amended.

         Regulation U means Regulation U of the Board of Governors of the Federal Reserve System, as amended.

         Release means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, disposal, deposit, dispersal, migrating, or other movement into the air, ground, or surface water, or soil.

         Release Certificate means a Release Certificate, substantially in the form of Exhibit K attached hereto, executed and delivered by ACWC pursuant to
Section 9.33.

         Representatives means representatives, officers, directors, employees, attorneys, and agents.

         Required Lenders means (a) on any date of determination on and after the Closing Date and prior to the date of the initial Borrowing Date under the Loan Documents, those Lenders holding 51% or more of the Total Commitment, (b) on any date of determination on and after the date of the initial Borrowing Date under the Loan Documents and prior to the Termination Date for the Revolver Facility and the Discretionary Revolver Subfacility, those Lenders holding 51% or more of (i) the sum of the Revolver Commitment plus the Discretionary Revolver Commitment for all Discretionary Revolver Loans plus (ii) the sum of the Term Principal Debt and the Discretionary Term Loan Principal Debt under all Discretionary Term Loans; and (c) on any date of determination on or after the Termination Date for the Revolver Facility and the Discretionary Revolver Subfacility, those Lenders holding 51% or more of the sum of Principal Debt plus (without duplication) the LC Exposure.

         Reserve Requirement means, at any time, the maximum rate at which reserves are (including any marginal, special, supplemental, or emergency reserves) required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against, in the case of Eurodollar Rate Borrowings, "Eurocurrency liabilities" (as such term is used in Regulation
D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (a) any category of liabilities which includes deposits by reference to which the Adjusted Eurodollar Rate is to be determined, or (b) any category of extensions of credit or other assets which include Eurodollar Rate Borrowings. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         Responsible Officer of any Person means any senior personnel of such Person as may be duly authorized and designated in writing by such Person to execute documents, agreements, and instruments on its behalf.

         Restricted Payment means, collectively, (a) the making of any payments of principal or interest on any Affiliate Indebtedness (other than interest paid in kind), (b) any loans or advances to, equity contributions to, or redemption of equity interests in, any Person other than the Companies, (c) the retirement or redemption of any Capital Securities of the Companies, and (d) any dividend or distribution on or with respect to the assets or Capital Securities of any Company other than any dividends or distributions paid to any Company; provided that any merger among Restricted Subsidiaries or of any Restricted Subsidiary into a Borrower permitted by Section 9.24, shall not be deemed a Restricted Payment.

         Restricted Subsidiary means, at any time of determination, all Subsidiaries of the Borrowers, other than Unrestricted Subsidiaries.

         Revolver Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $765,000,000.

         Revolver Commitment Usage means, at the time of any determination thereof, the sum of (a) the aggregate Revolver Principal Debt plus, without duplication, (b) the LC Exposure.

         Revolver Facility means the credit facility as described in and subject to the limitations set forth in Section 2.1 hereof, including the LC Subfacility.

         Revolver Lenders means, on any date of determination, any Lender that has a Committed Sum under the Revolver Facility.

         Revolver Note means a promissory note in substantially the form of Exhibit A-1, and all renewals and extensions of all or any part thereof.

         Revolver Principal Debt means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under the Revolver Facility, together with the aggregate unpaid reimbursement obligations of the Borrowers in respect of drawings under any LC.

         Rigas Family means John J. Rigas, Timothy J. Rigas, Michael J. Rigas, James P. Rigas, Ellen K. Rigas Venetis, or any of their respective spouses, estates, or lineal descendants, or any trust created for the direct and sole benefit of any such Persons, or while and to the extent they are serving in such capacity, the executors, administrators, or personal representatives of such Persons.

         Rights means rights, remedies, powers, privileges, and benefits.

         S&P means Standard & Poor's Rating Services, a division of McGraw-Hill, Inc..

         Schedule means, unless specified otherwise, a schedule attached to this Agreement, as the same may be supplemented and modified from time to time in accordance with the terms of the Loan Documents.

         Secured Parties means, as the context requires, (i) collectively, each Agent, each Lender, each Issuing Lender, the Joint Lead Arrangers and (ii) solely for the purposes of any Collateral Document, any provisions herein relating to any Collateral, and Sections 3.11, 3.12 and 12, Secured Parties shall also include any Lender or Affiliate of a Lender who is party to a Financial Hedge relating to the Principal Debt as set forth in Section 12.12 and their respective successors and assigns (for purposes hereof, each Lender shall be deemed to have entered into this Agreement for and on behalf of any Affiliate now or hereafter party to such a Financial Hedge relating to the Principal
Debt).

         Significant Sale means any sale, lease, transfer, or other disposition of (a) any CATV System by any Company to any other Person (other than any sale, lease, transfer, or other disposition contemplated by Section 9.22(f) or (g)), or (b) ACWC as part of the release of ACWC permitted by Section 9.33.

         Single-Employer Plan means an employee pension benefit plan covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and established or maintained by any Loan Party, Restricted Subsidiary thereof, or ERISA Affiliate of any Loan Party, but not including any Multiemployer Plan.

         SPC is defined in Section 13.12(h).

         Starpoint is defined in Section 6.1.

         Solvent means, as to a Person, that (a) the aggregate fair market value of such Person's assets exceeds its liabilities (whether contingent, subordinated, unmatured, unliquidated, or otherwise), (b) such Person has sufficient cash flow to enable it to pay its Debts as they mature, and (c) such Person does not have unreasonably small capital to conduct such Person's businesses.

         Subfacilities means, collectively, the LC Subfacility and the Discretionary Loan Subfacilities; Subfacility means, any of the LC Subfacility or Discretionary Loan Subfacilities.

         Subordinated Debt means any Debt of any Company subordinated to the Obligation on terms (including subordination terms) reasonably acceptable to the Agents and their counsel.

         Subsidiary of any Person means (a) any Person of which an aggregate of more than 50% (in number of votes) of the Capital Securities is owned of record or beneficially, directly or indirectly, by such Person, or (b) any partnership (limited or general) of which such Person shall at any time be the controlling general partner determined in accordance with GAAP or own more than fifty percent (50%) of the issued and outstanding partnership interests.

         Supermajority Lenders means (a) on any date of determination on and after the Closing Date and prior to the date of the initial Borrowing Date under the Loan Documents, those Lenders holding 66.67% or more of the Total Commitment (but in no event less than 51% of the Revolver Commitment and 51% of the Term Loan Commitment), (b) on any date of determination on and after the date of the initial Borrowing Date under the Loan Documents and prior to the Termination Date for the Revolver Facility and the Discretionary Revolver Subfacility, those Lenders holding 66.67% or more of (i) the sum of the Revolver Commitment plus the Discretionary Revolver Commitment for all Discretionary Revolver Loans plus
(ii) the sum of the Term Principal Debt and the Discretionary Term Loan Principal Debt under all Discretionary Term Loans (but in no event less than 51% of the sum of the Revolver Commitment plus the Discretionary Revolver Commitment for all Discretionary Revolver Loans and 51% of the sum of the Term Principal Debt and the Discretionary Term Loan Principal Debt under all Discretionary Term Loans); and (c) on any date of determination on or after the Termination Date for the Revolver Facility and the Discretionary Revolver Subfacility, those Lenders holding 66.67% or more of the sum of Principal Debt plus (without duplication) the LC Exposure (but in no event less than 51% of the Total Revolver Principal Debt and 51% of the Total Term Loan Principal Debt).

         Supplemental Credit Documents is defined in Section 2.4(f).

         Syndication Agents means First Union National Bank and The Bank of Nova Scotia and their permitted successors or assigns as "Syndication Agents" under the Loan Documents.

         Taxes means, for any Person, taxes, assessments, or other governmental charges or levies imposed upon such Person, its income, or any of its properties, franchises, or assets.

         Term Loan means (as the context may require) any of the loans made under the Term Loan A Facility or the Term Loan B Facility and Term Loans means, collectively, all loans made under the Term Loan Facilities.

         Term Loan A Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $765,000,000.

         Term Loan A Facility means the credit facility as described in and subject to the limitations set forth in Section 2.2(a).

         Term Loan A Lenders means, on any date of determination, any Lender that has a Committed Sum under the Term Loan A Facility or that is owed any Term Loan A Principal Debt.

         Term Loan A Note means a promissory note substantially in the form of Exhibit A-2, and all renewals and extensions of all or any part thereof.

         Term Loan A Principal Debt means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under the Term Loan A Facility.

         Term Loan B Commitment means an amount (subject to reduction or cancellation as herein provided) equal to $500,000,000.

         Term Loan B Facility means the credit facility as described in and subject to the limitations set forth in Section 2.2(b).

         Term Loan B Lenders means, on any date of determination, any Lender that has a Committed Sum under the Term Loan B Facility or that is owed any Term Loan B Principal Debt.

         Term Loan B Note means a promissory note substantially in the form of Exhibit A-3, and all renewals and extensions of all or any part thereof.

         Term Loan B Principal Debt means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under the Term Loan B Facility.


         Term Loan Commitment means an amount (subject to reduction or cancellation as herein provided) equal to the sum of the Term Loan A Commitment and the Term Loan B Commitment.

         Term Loan Facility and Term Loan Facilities means (as the context may require) the Term Loan A Facility and/or the Term Loan B Facility, but shall not include any of the Discretionary Term Loan Subfacilities.

         Term Loan Lender means (as the context may require) on any date of determination, any Lender that has a Committed Sum under any of the Term Loan Facilities or that is owed any Term Loan Principal Debt.

         Term Loan Notes means, collectively, the Term Loan A Notes and the Term Loan B Notes.

         Term Loan Principal Debt means, on any date of determination, the aggregate unpaid principal balance of all Borrowings under the Term Loan Facilities.

         Termination Date means (a) for purposes of the Revolver Facility, the Term Loan A Facility, and the Discretionary Revolver Subfacility, the earlier of
(i) June 30, 2010, and (ii) the effective date of any other termination, cancellation, or acceleration of all commitments to lend under the applicable Facility or Subfacility; (b) for purposes of the Term Loan B Facility, the earlier of (x) September 30, 2010, and (y) the effective date of any other termination, cancellation, or acceleration of the Term Loan B Facility and (c) for purposes of each Discretionary Term Loan, the earlier of (x) the date agreed upon by the Discretionary Lenders for such Discretionary Term Loan in the related Supplemental Credit Documents (which shall be no earlier than the Termination Date for the applicable Term Loan Facility), and (y) the effective date of any other termination, cancellation, or acceleration of such Discretionary Term Loan.

         Total Commitment means, on any date of determination, the sum of all Committed Sums then in effect for all the Lenders in respect of the Revolver Facility, the Term Loan Facilities and the Discretionary Loan Subfacilities.

         Total Debt means (without duplication), as of any date of determination, the sum of (a) the Debt of the Companies determined on a combined basis, less (b) the Excess Cash Balance on the date of determination, less (c) Debt among Companies and Affiliate Indebtedness.

         Total Revolver Commitment means, on any date of determination, the sum of the Revolver Commitment and the Discretionary Revolver Commitment for all Discretionary Revolver Loans.

         Total Revolver Principal Debt means, on any date of determination, the sum of the Revolver Principal Debt and the Discretionary Revolver Principal Debt under all Discretionary Revolver Loans.


         Total Term Commitment means, on any date of determination, the sum of the Term Loan Commitment and the Discretionary Term Loan Commitment for all Discretionary Term Loans.

         Total Term Loan Principal Debt means, on any date of determination, the sum of the Term Loan Principal Debt and the Discretionary Term Loan Principal Debt under all Discretionary Term Loans.

         Type means any type of Borrowing determined with respect to the interest option applicable thereto.

         UCC means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, that if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Administrative Agent pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than New York, then "UCC" means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

         Unrestricted Subsidiary means, at any time of determination, any (a) Subsidiary of any Borrower that shall have been designated as an "Unrestricted Subsidiary" by the Board of Directors of such Borrower and (b) Subsidiary of an Unrestricted Subsidiary; provided that, the Boards of Directors of the Borrowers may make such designation of an "Unrestricted Subsidiary" only if (A) immediately before and after giving pro forma effect to such designation, no Default or Potential Default then exists or arises as a result thereof; (B) such designated Unrestricted Subsidiary does not own any Capital Securities of any Company unless the Unrestricted Subsidiary executes and delivers a Minority Pledge Agreement to the Administrative Agent; (C) such designated Unrestricted Subsidiary does not hold a Lien on any assets of any Company; (D) after giving pro forma effect to such designation, any Investment of any Company in such Unrestricted Subsidiary would constitute an Investment permitted under Section 9.20; (E) no Company shall have issued any guaranty or credit support or be subject to any recourse with respect to the obligations of the designated Unrestricted Subsidiary; and (F) on and after the date such Subsidiary is designated as an Unrestricted Subsidiary, any Debt owed to such designated Unrestricted Subsidiary by any Company shall be Permitted Debt.

         Voting Securities means, with respect to any Person, Capital Securities of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         Weighted Average Life to Maturity means, relative to any Debt at any date, the number of years (rounded to the nearest one-twelfth) obtained by dividing (a) the then outstanding principal amount of such Debt into (b) the total of the product obtained by multiplying (i) the amount of each then remaining installment, sinking fund, serial maturity, or other required payments of principal, including payment of final maturity, in respect thereof, by (ii) the number of years (rounded to the nearest one-twelfth) that will elapse between such date and the making of such payment.

         Wholly-owned when used in connection with any Subsidiary shall mean a Subsidiary of which all of the issued and outstanding shares of stock (except shares required as directors' qualifying shares) shall be owned by any Borrower or one or more of its Wholly-owned Subsidiaries.

1.2 Number and Gender of Words; Other References. Unless otherwise specified in the Loan Documents, (a) where appropriate, the singular includes the plural and vice versa, and words of any gender include each other gender, (b) heading and caption references may not be construed in interpreting provisions, (c) monetary references are to currency of the United States of America, (d) section, paragraph, annex, schedule, exhibit, and similar references are to the particular Loan Document in which they are used, (e) references to "telecopy," "facsimile," "fax," or similar terms are to facsimile or telecopy transmissions,
(f) references to "including" mean including without limiting the generality of any description preceding that word, (g) the rule of construction that references to general items that follow references to specific items are limited to the same type or character of those specific items is not applicable in the Loan Documents, (h) references to any Person include that Person's heirs, personal representatives, successors, trustees, receivers, and permitted assigns, (i) references to any Law include every amendment or supplement to it, rule and regulation adopted under it, and successor or replacement for it, (j) references to any Loan Document or other document include every renewal and extension of it, amendment and supplement to it, and replacement or substitution for it and (k) calculations required under the Loan Documents shall be made without duplication.

1.3 Accounting Principles. Except as otherwise expressly provided herein, all accounting and financial terms used in the Loan Documents and the compliance with each financial covenant therein shall be determined in accordance with GAAP and, all accounting principles shall be applied on a consistent basis so that the accounting principles in a current period are comparable in all material respects to those applied during the preceding comparable period. If the Borrowers or Required Lenders determine that a change in GAAP from that in effect on the date hereof has altered the treatment of certain financial data to its detriment under this Agreement, such party may, by written notice to the others and the Administrative Agent not later than ten (10) days after the effective date of such change in GAAP, request renegotiation of the financial covenants affected by such change. If the Borrowers and the Required Lenders have not agreed on revised covenants within thirty (30) days after delivery of such notice, then, for purposes of this Agreement, GAAP will mean generally accepted accounting principles on the date just prior to the date on which the change that gave rise to the renegotiation occurred.

SECTION 2         BORROWING PROVISIONS.

2.1 Revolver Facility. Each Revolver Lender severally, but not jointly, agrees to lend to the Borrowers such Revolver Lender's Commitment Percentage of one or more Borrowings under the Revolver Facility not to exceed such Revolver Lender's Committed Sum under the Revolver Facility, which Borrowings may be repaid and reborrowed from time to time in accordance with the terms and provisions of the Loan Documents; provided that, (a) each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date for the Revolver Facility; (b) each such Borrowing shall be in an amount not less than $10,000,000 or a greater integral multiple of $500,000 if a Eurodollar Rate Borrowing, or $5,000,000 or a greater integral multiple of $100,000 if a Base Rate Borrowing; (c) on any date of determination, after giving effect to the requested Borrowing, the Revolver Commitment Usage shall never exceed the Revolver Commitment and (d) on any date of determination, after giving effect to the requested Borrowing, each Revolver Lender's Commitment Percentage (under the Revolver Facility) of the Revolver Commitment Usage shall not exceed such Lender's Committed Sum.

2.2      Term Loan Facilities.

(a) Term Loan A Facility. Each Term Loan A Lender severally, but not jointly, agrees to lend to the Borrowers in a single Borrowing on the Closing Date such Term Loan A Lender's Commitment Percentage of the Term Loan A Commitment. If all or any portion of the Term Loan A Principal Debt is paid or prepaid, then the amount so repaid may not be reborrowed.

(b) Term Loan B Facility. Each Term Loan B Lender severally, but not jointly, agrees to lend to the Borrowers in a single Borrowing on the Closing Date such Term Loan B Lender's Commitment Percentage of the Term Loan B Commitment. If all or any portion of the Term Loan B Principal Debt is paid or prepaid, then the amount so repaid may not be reborrowed.

2.3      LC Subfacility.

(a) Conditions. Subject to the terms and conditions of this Agreement and applicable Law, each Issuing Lender agrees to issue LCs upon the Borrowers' application therefor (denominated in Dollars) for the benefit of any Loan Party by delivering to the applicable Issuing Lender and the Administrative Agent a properly completed LC Request and an LC Agreement with respect thereto no later than 12:00 p.m., New York, New York time three Business Days before such LC is to be issued; provided that, (i) on any date of determination and after giving effect to any LC to be issued on such date, the Revolver Commitment Usage shall never exceed the Revolver Commitment then in effect, (ii) on any date of determination and after giving effect to any LC to be issued on such date, the LC Exposure shall never exceed $750,000,000 (as such commitment under the LC Subfacility may be reduced or canceled as herein provided), (iii) at the time of issuance of such LC, no Default or Potential Default shall have occurred and be continuing, (iv) each LC must expire no later than the earlier of the 5th day prior to the Termination Date for the Revolver Facility or one year from its issuance; provided that, any LC may provide for automatic renewal for successive periods of up to one year (but no renewal period may extend beyond the 5th day prior to the Termination Date for the Revolver Facility) unless the applicable Issuing Lender has given prior notice to the applicable beneficiary of its election not to extend such LC and
         (v) no single Issuing Lender shall be required to issue LCs which aggregate more than $150,000,000.

(b) Participations. Immediately upon the issuance by the applicable Issuing Lender of any LC, the applicable Issuing Lender shall be deemed to have sold and transferred to each other Revolver Lender, and each other such Revolver Lender shall be deemed irrevocably and unconditionally to have purchased and received from the applicable Issuing Lender, without recourse or warranty, an undivided interest and participation, to the extent of such Revolver Lender's Commitment Percentage (based upon the Revolver Facility), in such LC, the LC Agreement related thereto, and all Rights of the applicable Issuing Lender in respect thereof (other than Rights to receive certain fees provided for in Section 5.4(b)).

(c) Reimbursement Obligation. To induce the applicable Issuing Lender to issue and maintain LCs and to induce Revolver Lenders to participate in issued LCs, the Borrowers agree to pay or reimburse the applicable Issuing Lender (i) on the date on which the applicable Issuing Lender makes any payments under any LC, an amount equal to the amount of such payment by the applicable Issuing Lender under such LC and (ii) promptly, upon demand, the amount of any fees (in addition to the fees described in Section 5) which the applicable Issuing Lender customarily charges to a Person similarly situated in the ordinary course of its business for amending LC Agreements, for honoring drawings under letters of credit, and taking similar action in connection with letters of credit. If the Borrowers have not reimbursed the applicable Issuing Lender for any payments made or to be paid upon demand therefor by the applicable Issuing Lender, the applicable Issuing Lender shall promptly notify the Administrative Agent, who is hereby irrevocably authorized to fund such reimbursement obligations as a Base Rate Borrowing under the Revolver Facility to the extent of availability under the Revolver Facility and if the conditions precedent in this Agreement for such a Borrowing (other than any notice requirements or minimum funding amounts) have, to the Administrative Agent's knowledge, been satisfied. The proceeds of such Borrowing under the Revolver Facility shall be advanced directly to the applicable Issuing Lender in payment of the Borrowers' unpaid reimbursement obligation. If for any reason, funds cannot be advanced under the Revolver Facility, then the Borrowers' reimbursement obligation shall continue to be due and payable. the Borrowers' obligations under this Section 2.3(c) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim, or defense to payment which any Borrower may have at any time against the Administrative Agent or any other Person. From the date that the applicable Issuing Lender makes a payment under an LC until the related reimbursement obligation of the Borrowers is paid or funded by proceeds of a Borrowing, unpaid reimbursement obligations shall accrue interest at the Default Rate, which accrued interest shall be payable on demand.

(d) General. The applicable Issuing Lender shall promptly notify the Borrowers and the Administrative Agent of the date and amount of any demand for payment or drawing under any LC (but failure to give any such notice shall not affect the Borrowers' obligations under this Agreement). The applicable Issuing Lender shall pay the requested amount upon demand for payment or drawing unless such demand on its face does not comply with the terms of the applicable LC. When making payment, the applicable Issuing Lender may disregard (i) any default or potential default that exists under any other agreement and (ii) the obligations under any other agreement that have or have not been performed by the beneficiary or any other Person (and the applicable Issuing Lender shall not be liable for any obligation of any Person thereunder). The Borrowers' reimbursement obligations to the applicable Issuing Lender and Revolver Lenders, and each Revolver Lender's obligations to the applicable Issuing Lender, under this Section 2.3 are absolute and unconditional irrespective of, and the applicable Issuing Lender is not responsible for, (i) the validity, enforceability, sufficiency, accuracy, or genuineness of documents or endorsements which appear appropriate on their face (even if they are in any respect invalid, unenforceable, insufficient, inaccurate, fraudulent, or forged), (ii) any dispute by any Loan Party with or any Loan Party's claims, setoffs, defenses, counterclaims, or other Rights against the applicable Issuing Lender, the Administrative Agent, any Revolver Lender, or any other Person, or (iii) the occurrence of any Potential Default or Default. However, nothing in this Section 2.3 constitutes a waiver of the Rights of any Borrower or any Revolver Lender to assert any claim or defense based upon the gross negligence or willful misconduct of the applicable Issuing Lender. To the extent any Revolver Lender has funded its ratable share of any payment or drawing under an LC, then the applicable Issuing Lender shall promptly distribute reimbursement payments received from any Borrower to such Revolver Lender according to its ratable share. In the event any payment by any Borrower received by the applicable Issuing Lender with respect to an LC and distributed to Revolver Lenders on account of their participations therein is thereafter set aside, avoided, or recovered from the applicable Issuing Lender in connection with any receivership, liquidation, or bankruptcy proceeding, each Revolver Lender which received such distribution shall, upon demand by the applicable Issuing Lender, contribute such Revolver Lender's ratable portion of the amount set aside, avoided, or recovered, together with interest at the rate required to be paid by the applicable Issuing Lender upon the amount required to be repaid by it.

(e) Obligation of the Lenders. If the Borrowers fail to reimburse the applicable Issuing Lender as provided in Section 2.3(c) upon demand therefor by the applicable Issuing Lender and funds cannot be advanced under the Revolver Facility to satisfy the reimbursement obligations, then the applicable Issuing Lender shall promptly notify each Revolver Lender of the Borrowers' failure, of the date and amount of the drawing paid, and of such Revolver Lender's Commitment Percentage (based upon the Revolver Facility) thereof. Each Revolver Lender shall promptly and unconditionally fund its participation interest in such unreimbursed drawing by making available to the applicable Issuing Lender in immediately available funds such Revolver Lender's Commitment Percentage (based upon the Revolver Facility) of the unreimbursed drawing. Funds are due and payable to the applicable Issuing Lender on or before the close of business on the Business Day when the applicable Issuing Lender gives notice to each Revolver Lender of the Borrowers' reimbursement failure (if given prior to 12:00 p.m., New York, New York time) or on the next succeeding Business Day (if notice was given after 12:00 p.m., New York, New York time). All amounts payable by any Revolver Lender shall accrue interest at the Federal Funds Rate from the day the applicable payment or drawing is paid by the applicable Issuing Lender to (but not including) the date the amount is paid by the Revolver Lender to the applicable Issuing Lender.

(f) Duties of the Issuing Lenders. Each Issuing Lender agrees with each Revolver Lender that it will exercise and give the same care and attention to each LC as it gives to its other letters of credit. Each Issuing Lender's sole liability to each Revolver Lender with respect to such LCs (other than liability arising from the gross negligence or willful misconduct of such Issuing Lender) shall be to distribute promptly to each Revolver Lender who has acquired a participating interest therein such Revolver Lender's ratable portion of any payments made to such Issuing Lender by the Borrowers pursuant to Section 2.3(c). Each Revolver Lender and the Borrowers agree that, in paying any draw under any LC, no Issuing Lender shall have any responsibility to obtain any document (other than any documents required by the respective LC) or to ascertain or inquire as to any document's validity, enforceability, sufficiency, accuracy, or genuineness or the authority of any Person delivering any such document. Issuing Lenders, Revolver Lenders, and their respective Representatives shall not be liable to any other Lender or any Loan Party for any LC's use or for any beneficiary's acts or omissions. Any action, inaction, error, delay, or omission taken or suffered by any Issuing Lender or any of its Representatives under or in connection with any LC, applicable demands for payment or drawing, or the transmission, dispatch, or delivery of any related message or advice, if in good faith and in conformity with such Laws as such Issuing Lender or any of its Representatives may deem applicable and in accordance with the standards of care specified in the Uniform Customs and Practice for Documentary Credits issued by the International Chamber of Commerce, as in effect on the date of issue of such LC, shall be binding upon the Loan Parties and the Lenders and shall not place any Issuing Lender or any of its Representatives under any resulting liability to any Loan Party or any Lender.

(g) Cash Collateral. On the Termination Date for the Revolver Facility, or on any date that the LC Exposure exceeds the then-effective commitment under the LC Subfacility, or upon any demand by the Administrative Agent or any Issuing Lender upon the occurrence and during the continuance of a Default, the Borrowers shall provide to the Administrative Agent, for the benefit of Revolver Lenders, (i) cash collateral in Dollars in an amount equal to 100% of the LC Exposure existing on such date, such cash and all interest thereon shall constitute cash collateral for all LCs, and (ii) such additional cash collateral as the Administrative Agent or any Issuing Lender may from time to time require, so that the cash collateral amount shall at all times equal or exceed 100% the LC Exposure. Any cash collateral deposited under this clause (g), and all interest earned thereon, shall be held by the Administrative Agent and invested and reinvested at the expense and the written direction of the Borrowers, in U.S. Treasury Bills with maturities of no more than ninety (90) days from the date of investment.

(h) INDEMNIFICATION. THE BORROWERS SHALL PROTECT, INDEMNIFY, PAY, AND SAVE EACH ISSUING LENDER, THE ADMINISTRATIVE AGENT, AND EACH LENDER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LIABILITIES, DAMAGES, OR LOSSES OF, OR OWED TO THIRD PARTIES (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF ANY ISSUING LENDER, THE ADMINISTRATIVE AGENT, THE LENDERS, OR THEIR RESPECTIVE REPRESENTATIVES), AND ANY AND ALL RELATED COSTS, CHARGES, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), WHICH ANY ISSUING LENDER, THE ADMINISTRATIVE AGENT, OR ANY LENDER MAY INCUR OR BE SUBJECT TO AS A CONSEQUENCE, DIRECT OR INDIRECT, OF (A) THE ISSUANCE OF ANY LC, (B) ANY DISPUTE ABOUT AN LC, OR (C) THE FAILURE OF ANY ISSUING LENDER TO HONOR A DEMAND FOR PAYMENT OR DRAWING UNDER SUCH LC AS A RESULT OF ANY ACT OR OMISSION (WHETHER RIGHT OR WRONG) OF ANY PRESENT OR FUTURE GOVERNMENTAL AUTHORITY. HOWEVER, NO PERSON IS ENTITLED TO INDEMNITY HEREUNDER FOR ITS OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE FOREGOING INDEMNITY



         PROVISIONS SHALL SURVIVE THE SATISFACTION AND PAYMENT OF THE OBLIGATION AND TERMINATION OF THIS AGREEMENT.

(i) LC Agreements. Although referenced in any LC, terms of any particular agreement or other obligation to the beneficiary are not incorporated into this Agreement in any manner. The fees and other amounts payable with respect to each LC are as provided in this Agreement, the Borrowers' reimbursement obligation with respect to payments or drawings under any LC shall be deemed part of the Obligation, and in the event of any conflict between the terms of this Agreement and any LC Agreement, the terms of this Agreement shall be controlling.

(j) Deemed LC Issuance. The parties hereto hereby agree that all Existing LCs shall, and for all purposes hereof, be deemed to be LCs issued hereunder on the Closing Date.

2.4      Discretionary Facility.
         ----------------------

(a) Discretionary Facility and Discretionary Loan Subfacilities. So long as no Default or Potential Default under the Loan Documents then exists or arises as a result of any Discretionary Loan (or commitment therefor or Borrowing thereunder), then subject to the terms and conditions of this
         Section 2.4, on and after the Closing Date (but prior to June 30, 2004, for Discretionary Pro Rata Loans), the Borrowers may request from time to time, that the Lenders commit to make one or more Discretionary Loans (in an amount of not less than $50,000,000 or such lesser amount as may be available under the Maximum Discretionary Commitment) under one or more of the following Discretionary Loan Subfacilities:

(i) Discretionary Revolver Subfacility pursuant to which one or more Discretionary Revolver Loans (and Borrowings thereunder) may be made by one or more Discretionary Lenders committing to such Discretionary Revolver Loan, so long as (A) one or more Discretionary Lenders commit to each such Discretionary Revolver Loan in accordance with the procedures set forth in Sections 2.4(c) and 2.4(d) hereof; (B) on the date commitments for each such Discretionary Revolver Loan are effective and on each Borrowing Date thereunder, (x) the sum of the aggregate Committed Sums of all Discretionary Lenders for all other Discretionary Revolver Loans and the aggregate Discretionary Term Loan Principal Debt (or unfunded Committed Sums for any Discretionary Term
         Loan) under all Discretionary Term Loans does not exceed (y) the Maximum Discretionary Commitment; (C) each Discretionary Revolver Loan shall terminate on the Termination Date for the Revolver Facility; (D) the interest rates for Borrowings under each Discretionary Revolver Loan shall be Eurodollar Rate Borrowings or Base Rate Borrowings with an Applicable Margin to be specified in the Supplemental Credit Documents for such Discretionary Revolver Loan; and (E) Borrowings under each Discretionary Revolver Loan shall be made, prepaid, and repaid on identical terms as Borrowings under the Revolver Facility.


(ii) Discretionary Term Loan A Subfacility pursuant to which one or more Discretionary Term Loans (and Borrowings thereunder) may be made by one or more Discretionary Lenders committing to such Discretionary Term Loan, so long as (A) one or more Discretionary Lenders commit to each such Discretionary Term Loan in accordance with the procedures set forth in Sections 2.4(c) and 2.4(d) hereof; (B) on the date commitments for each such Discretionary Term Loan are effective and on each Borrowing Date thereunder, (x) the sum of the aggregate Committed Sums of all Discretionary Lenders for all Discretionary Revolver Loans and the aggregate Discretionary Term Loan Principal Debt (or unfunded Committed Sums for any Discretionary Term Loan) under all Discretionary Term Loans does not exceed (y) the Maximum Discretionary Commitment;
         (C) such Discretionary Term Loan shall not terminate on a date earlier than the Termination Date for the Term Loan A Facility and shall terminate on the date specified in the applicable Supplemental Credit Documents; (D) the interest rates for Borrowings under each such Discretionary Term Loan shall be Eurodollar Rate Borrowings or Base Rate Borrowings with an Applicable Margin to be specified in the Supplemental Credit Documents for such Discretionary Term Loan; (E) Borrowings under each such Discretionary Term Loan shall be made and prepaid on terms no more restrictive than Borrowings under the Term Loan A Facility; and (F) Borrowings under each such Discretionary Term Loan shall be amortized in accordance with the amortization schedule specified in the applicable Supplemental Credit Documents; provided that the scheduled amortization of any Discretionary Term Loan A Principal Debt under any Discretionary Term Loan must provide for a Weighted Average Life to Maturity for such Discretionary Term Loan that is equal to or longer than the Weighted Average Life to Maturity for the Term Loan A Facility (determined as of the date such Discretionary Term Loan is advanced).

(iii) Discretionary Term Loan B Subfacility pursuant to which one or more Discretionary Term Loans (and Borrowings thereunder) may be made by one or more Discretionary Lenders committing to such Discretionary Term Loan, so long as (A) one or more Discretionary Lenders commit to each such Discretionary Term Loan in accordance with the procedures set forth in Sections 2.4(c) and 2.4(d) hereof; (B) on the date commitments for each such Discretionary Term Loan are effective and on each Borrowing Date thereunder, (x) the sum of the aggregate Committed Sums of all Discretionary Lenders for all Discretionary Revolver Loans and the aggregate Discretionary Term Loan Principal Debt (or unfunded Committed Sums for any Discretionary Term Loan) under all Discretionary Term Loans does not exceed (y) the Maximum Discretionary Commitment;
         (C) such Discretionary Term Loan shall not terminate on a date earlier than the Termination Date for the Term Loan B Facility and shall terminate on the date specified in the applicable Supplemental Credit Documents; (D) the interest rates for Borrowings under each such Discretionary Term Loan shall be Eurodollar Rate Borrowings or Base Rate Borrowings with an Applicable Margin to be specified in the Supplemental Credit Documents for such Discretionary Term Loan; (E) Borrowings under each such Discretionary Term Loan shall be made and prepaid on terms no more restrictive than Borrowings under the Term Loan B Facility; and (F) Borrowings under each such Discretionary Term Loan shall be amortized in accordance with the amortization schedule specified in the applicable Supplemental Credit Documents; provided that the scheduled amortization of any Discretionary Term Loan B Principal Debt under any Discretionary Term Loan must provide for a Weighted Average Life to Maturity for such Discretionary Term Loan that is equal to or longer than the Weighted Average Life to Maturity for the Term Loan B Facility (determined as of the date such Discretionary Term Loan is advanced).

         No Lender shall be obligated to consent, to commit, or to agree to commit, to any request for Discretionary Loans, and the consent by any Lender to such request shall not be deemed to be a commitment to lend under the applicable Discretionary Facility, which commitment shall only be made and evidenced in accordance with the procedures set forth in Section 2.4(d).

(b) Purpose of Borrowings under Discretionary Facilities. The proceeds of each Borrowing under the Discretionary Facilities may only be used by the Borrowers for the purposes set forth in Section 8.1.

(c) Discretionary Loan Requests. So long as no Default or Potential Default under the Loan Documents then exists or arises as a result of any Discretionary Loan (or commitment therefor or Borrowing thereunder), the Borrowers may request from time to time on and after the Closing Date (but prior to June 30, 2004, for Discretionary Pro Rata Loans), subject to the other terms and conditions hereof, that the Lenders commit to make Borrowings to Borrowers under one or more discretionary loans (each, a "Discretionary Loan"), by giving written notice thereof to the Administrative Agent (a "Discretionary Loan Request"), (i) specifying the Discretionary Loan Subfacility under which such Discretionary Loan is requested; (ii) specifying the amount of the requested Discretionary Loan under the Discretionary Loan Subfacility (which amount shall be no less than $50,000,000 or such lesser amount as may be available under the Maximum Discretionary Commitment); and (iii) designating the date on which the proposed Discretionary Loan is to be effective. Upon receipt of any such Discretionary Loan Request and such other information as the Administrative Agent shall reasonably request in connection therewith, the Administrative Agent shall promptly notify the Lenders of such Discretionary Loan Request and shall request commitments from the Lenders with respect thereto (a "Commitment Request"), which Commitment Request shall be made within 10 Business Days after receipt of all such information by the Administrative Agent. No Lender shall be obligated to commit pursuant to any Commitment Request.

(d) Discretionary Loan Commitments. Together with each Discretionary Loan Request, the Borrowers shall deliver to the Administrative Agent, with sufficient copies for each Lender, such additional information as the Administrative Agent or any Lender shall request. Within thirty
         (30) calendar days after receipt of a Commitment Request (or such lesser period of time as set forth in such Commitment Request, but in no event less than 5 calendar days), each Lender interested in making a commitment to lend with respect to the Commitment Request shall notify the Administrative Agent and the Borrowers of its intent to so commit and the maximum amount of its proposed commitment to lend (such notice being a "Commitment Notice"). Thereafter, after consultation with the Borrowers, the Administrative Agent shall advise each Lender submitting a Commitment Notice of the allocated amount of such Lender's Discretionary Commitment for the related Discretionary Loan and designate the date upon which such Discretionary Loan shall be effective (the "Discretionary Loan Effective Date"); provided, however, that the Discretionary Loan Effective Date for Discretionary Pro Rata Loans shall be on or prior to June 30, 2004.

(e) Additional Discretionary Lenders. If the aggregate amount of the Discretionary Commitments for any requested Discretionary Loan received from the Lenders does not equal or exceed the amount requested in the Commitment Request for such Discretionary Loan, then the Borrowers shall have the Right to add one or more financial institutions (so long as such financial institutions qualify as Eligible Assignees) as the Lenders (as used in this Section 2.4, a "New Lender"). Any addition of a New Lender must be effected by an amendment that is executed in accordance with Section 13.10 by the Borrowers, the Administrative Agent, and such New Lender who has committed to a Discretionary Commitment for the requested Discretionary Loan. Upon the execution of such amendment, Schedule 2.1 shall be revised to reflect the addition of each New Lender. Each New Lender providing a Discretionary Commitment for any requested Discretionary Loan shall be a "Discretionary Lender" and a "Lender" hereunder, entitled to the Rights and benefits, and subject to the duties, of a Discretionary Lender and a Lender under the Loan Documents.

(f) Supplemental Credit Documents. Each Discretionary Loan (i) will be subject to the terms and conditions of this Agreement and (ii) will be secured and guaranteed by the Collateral Documents and the Guaranties. The Discretionary Commitment of each Discretionary Lender with respect to each Discretionary Loan will be subject, among other things, to (A) obtaining agreement with the Borrowers as to the fronting fees or other applicable fees payable in respect of such Discretionary Loan, (B) to the extent any New Lenders are party to such Discretionary Loan, execution and delivery of all necessary amendments referred to in
         Section 2.4(e), (C) the execution and delivery by the Loan Parties and each Discretionary Lender party to the respective Discretionary Loan, as appropriate, of all documents reasonably requested by the applicable Discretionary Lenders to evidence and effect the applicable Discretionary Loan, including a supplement to this Agreement memorializing, among other things, the amount of the Discretionary Loan, the Discretionary Lenders, the respective Discretionary Commitments of such Discretionary Lenders, the Discretionary Loan Effective Date for such Discretionary Loan, and solely with respect to each Discretionary Term Loan, the scheduled principal amortization, the applicable interest rates, and the applicable Termination Date for such Discretionary Term Loan (collectively, the "Supplemental Credit Documents"), which Supplemental Credit Documents shall be accepted and acknowledged by the Administrative Agent and (D) with respect to the first $470,000,000 of Discretionary Loan Subfacilities entered into by the Borrowers following the Closing Date, such Discretionary Loan Subfacilities shall be entered into on terms and conditions and pursuant to documentation reasonably satisfactory to the Agents.


(g) Discretionary Loans and Borrowings. With respect to each Discretionary Loan and subject to the terms and conditions of the Loan Documents and the applicable Supplemental Credit Documents for such Discretionary Loan, each Discretionary Lender holding a Discretionary Commitment for the applicable Discretionary Loan, severally, but not jointly, agrees to lend to Borrowers such Discretionary Lender's Commitment Percentage of one or more Borrowings under such Discretionary Loan not to exceed such Discretionary Lender's Committed Sum for the applicable Discretionary Loan; provided that, (a) each such Borrowing must occur on a Business Day and no later than the Business Day immediately preceding the Termination Date for the applicable Discretionary Loan and (b) on any date of determination, the aggregate Borrowings advanced by any Discretionary Lender under the applicable Discretionary Loan shall never exceed such Discretionary Lender's Discretionary Commitment for such Discretionary Loan. Borrowings under each Discretionary Loan shall be made in accordance with the procedures set forth in Section
         2.6 and shall be subject to all terms and conditions of the Loan Documents including Section 7.2.

2.5      Terminations or Reductions of Commitments.

(a) Voluntary Commitment Reduction. Without premium or penalty, and upon giving not less than three Business Days prior written and irrevocable notice to the Administrative Agent, the Borrowers may terminate in whole or in part the unused portion of the Total Revolver Commitment or the commitment under the LC Subfacility; provided that: (i) each partial termination of the Total Revolver Commitment shall be in an amount of not less than $5,000,000 or a greater integral multiple of $1,000,000; each partial termination of the commitment under the LC Subfacility shall be in an amount of not less than $1,000,000 or a greater integral multiple of $250,000; (ii) on any date of determination, the amount of the Revolver Commitment may not be reduced below the Revolver Commitment Usage; the amount of any Discretionary Revolver Commitment for any Discretionary Revolver Loan may not be reduced below the Discretionary Revolver Principal Debt for such Discretionary Revolver Loan; and the commitment under the LC Subfacility shall not be reduced below the LC Exposure; and (iii) each reduction of the Total Revolver Commitment shall be allocated ratably among the Revolver Commitment and the Discretionary Revolver Commitment under all Discretionary Revolver Loans (for purposes hereof, "ratably" shall mean the proportion that the Revolver Commitment or the Discretionary Revolver Commitment under all Discretionary Revolver Loan bears to the Total Revolver Commitment). Concurrently with any reduction in any Discretionary Revolver Commitment for any Discretionary Revolver Loan, the Maximum Discretionary Commitment shall be reduced by a like amount. At the time of any commitment termination under this Section 2.5, the Borrowers shall pay to the Administrative Agent, for the account of each Revolver Lender or each Discretionary Revolver Lender (as applicable), any amounts that may then be due under
         Section 3.3(d), all accrued and unpaid fees then due and payable under this Agreement, the interest attributable to the amount of that reduction, and any related Consequential Loss. Any part of the Revolver Commitment, the Discretionary Revolver Commitment for any Discretionary Revolver Loan, the Maximum Discretionary Commitment, or the commitment under the LC Subfacility that is terminated may not be reinstated.


(b) Mandatory Commitment Reductions. To the extent of any payment or reduction of the Total Revolver Principal Debt pursuant to Section 3.3(b), the Revolver Commitment or such Discretionary Revolver Commitment for the applicable Discretionary Revolver Loan (as the case may be) shall be reduced by the amount of such payment, and each Revolver Lender's Committed Sum under the Revolver Facility or each Discretionary Revolver Lender's Committed Sum under the applicable Discretionary Revolver Loan (as the case may be) shall be ratably reduced by such amount.

(c) Additional Reductions. The commitments under the LC Subfacility shall each be reduced from time to time on the date of any mandatory or voluntary reduction of the Revolver Commitment by the amount, if any, by which such Subfacility exceeds the Revolver Commitment after giving effect to such reduction of the Revolver Commitment.

(d) Ratable Allocation of Revolver Commitment Reductions. Each reduction of the Revolver Commitment or the Discretionary Revolver Commitment for any Discretionary Revolver Loan under this Section 2.5 shall be allocated among the Revolver Lenders and the Discretionary Revolver Lenders for the applicable Discretionary Revolver Loan (as applicable) in accordance with their respective Commitment Percentages under the Revolver Facility or the applicable Discretionary Revolver Loan (as applicable).

2.6 Borrowing Procedure. The following procedures apply to all Borrowings (other than Borrowings pursuant to Section 2.3(c)):

(a) Borrowing Request. Any Borrower may request a Borrowing by making or delivering a Borrowing Notice to the Administrative Agent requesting that the Lenders fund a Borrowing on a certain date (the "Borrowing Date"), which Borrowing Notice (i) shall be irrevocable and binding on Borrowers, (ii) shall specify the Facility or Facilities (or in the case of Discretionary Loans, the Discretionary Loan or Loans under which such Borrowing is being made), (iii) shall specify the Borrowing Date, amount, Type, and (for a Borrowing comprised of Eurodollar Rate Borrowings) Interest Period, (iv) must be signed by the requesting Borrower and concurred to by each other Borrower, (v) must specify the Borrower or Borrowers which are to receive all or any portion of such Borrowing and the amount of such Borrowing to be advanced to such Borrower or Borrowers; and (vi) must be received by the Administrative Agent no later than 12:00 p.m., New York, New York time on the third Business Day preceding the Borrowing Date for any Eurodollar Rate Borrowing or 11:00 a.m., New York, New York time on the same Business Day for any Base Rate Borrowing. The Administrative Agent shall timely notify each Lender with respect to each Borrowing Notice.

(b) Funding. Each Lender shall remit its Commitment Percentage for the relevant Facility or Discretionary Loan of each requested Borrowing to the Administrative Agent's principal office in Chicago, Illinois, in funds which are or will be available for immediate use by the Administrative Agent by 12:00 p.m., New York, New York time on the applicable Borrowing Date. Subject to receipt of such funds, the Administrative Agent shall (unless to its actual knowledge any of the conditions precedent therefor have not been satisfied by the Borrowers or waived by the requisite Lenders under Section 13.8) make such funds available to Borrowers by causing such funds to be deposited to the account designated to the Administrative Agent by the Borrowers.

(c) Funding Assumed. Absent contrary written notice from a Lender, the Administrative Agent may assume that each Lender has made its Commitment Percentage of the requested Borrowing available to the Administrative Agent on the applicable Borrowing Date, and the Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to Borrowers a corresponding amount. If a Lender fails to make its Commitment Percentage of any requested Borrowing available to the Administrative Agent on the applicable Borrowing Date, the Administrative Agent may recover the applicable amount on demand, (i) from that Lender together with interest, commencing on the Borrowing Date and ending on (but excluding) the date the Administrative Agent recovers the amount from that Lender, at an annual interest rate equal to the Federal Funds Rate, or (ii) if that Lender fails to pay its amount upon demand, then from Borrowers. No Lender is responsible for the failure of any other Lender to make its Commitment Percentage of any Borrowing available as required by Section 2.6(b); however, failure of any Lender to make its Commitment Percentage of any Borrowing so available does not excuse any other Lender from making its Commitment Percentage of any Borrowing so available.

SECTION 3         TERMS OF PAYMENT.

3.1      Loan Accounts, Notes, and Payments.

(a) Loan Accounts; Noteless Transaction. The Principal Debt owed to each Lender shall be evidenced by one or more loan accounts or records maintained by such Lender in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent (including the Register) and each Lender shall be prima facie evidence absent manifest error of the amount of the Borrowings made by the Borrowers from each Lender under this Agreement (and the Facilities, Subfacilities, and Discretionary Loans hereunder) and the interest and principal payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers under the Loan Documents to pay any amount owing with respect to the Obligation.

(b) Notes. Upon the request of any Lender, made through the Administrative Agent, the applicable Principal Debt owed to such Lender may be evidenced by one or more of the applicable Notes. In such event, the Borrowers shall promptly prepare, execute, and deliver to such Lender such Note payable to the order of such Lender.

(c) Payment. All payments of principal, interest, and other amounts to be made by the Borrowers under this Agreement and the other Loan Documents shall be made to the Administrative Agent at its principal office in Chicago, Illinois in Dollars and in funds which are or will be available for immediate use by the Administrative Agent by 2:00 p.m., New York, New York time on the day due, without setoff, deduction, or counterclaim. Payments made after 2:00 p.m., New York, New York time shall be deemed made on the Business Day next following.



         The Administrative Agent shall pay to each Lender any payment of principal, interest, or other amount to which such Lender is entitled hereunder on the same day the Administrative Agent shall have received the same from Borrowers; provided such payment is received by the Administrative Agent prior to 2:00 p.m., New York, New York time, and otherwise before 2:00 p.m., New York, New York time on the Business Day next following.

(d) Payment Assumed. Unless the Administrative Agent has received notice from Borrowers prior to the date on which any payment is due under this Agreement that Borrowers will not make that payment in full, the Administrative Agent may assume that Borrowers have made the full payment due and the Administrative Agent may, in reliance upon that assumption, cause to be distributed to the appropriate Lender on that date the amount then due to such Lenders. If and to the extent Borrowers do not make the full payment due to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand the amount distributed to that Lender by the Administrative Agent together with interest for each day from the date that Lender received payment from the Administrative Agent until the date that Lender repays the Administrative Agent (unless such repayment is made on the same day as such distribution), at an annual interest rate equal to the Federal Funds Rate.

3.2      Interest and Principal Payments.

(a) Interest. The Borrowers jointly and severally agree that accrued interest on each Eurodollar Rate Borrowing is due and payable on the last day of its respective Interest Period and on the Termination Date for the applicable Facility or Discretionary Loan, as applicable; provided that, if any Interest Period is greater than three months, then accrued interest is also due and payable on the three month anniversary of the date on which such Interest Period commences and on each three month anniversary thereafter, as well as on the last day of such Interest Period. Accrued interest on each Base Rate Borrowing shall be due and payable on the last Business Day of each March, June, September, and December, and on the Termination Date for the applicable Facility or Discretionary Loan, as applicable.

(b) Total Revolver Principal Debt and the Total Term Loan A Principal Debt. Subject to the provisions of Section 3.3(d), the Total Revolver Commitment shall reduce quarterly and the Borrowers jointly and severally shall repay the outstanding Term Loans under the Term Loan A Facility, in each case, by an amount equal to the amount of such facility indicated below, commencing on December 31, 2004, and continuing thereafter on the last Business Day of each March, June, September, and December, with the Revolver Commitment reduced to $0 on the Termination Date for the Revolver Facility in accordance with the following schedule and any amounts due and owing under the Term Loan A Facility payable in full on the Termination Date for such facility:



                      Quarter                 Quarterly Reduction Amount         Quarterly Principal
                                                        in the              Installments of the Term Loan
                                               Total Revolver Commitment              A Facility
         ----------------------------------- ------------------------------ -------------------------------
             December 31, 2004 through                $22,950,000                    $22,950,000
                 December 31, 2005
         ----------------------------------- ------------------------------ -------------------------------
          January 1, 2006 through December            $32,512,500                    $32,512,500
                      31, 2008
         ----------------------------------- ------------------------------ -------------------------------
         January 1, 2009 through March 31,            $42,075,000                    $42,075,000
                        2010
         ----------------------------------- ------------------------------ -------------------------------
           April 1, 2010 through June 30,             $49,725,000                    $49,725,000
                        2010
         ----------------------------------- ------------------------------ -------------------------------

(c) Total Term B Loan Principal Debt. The Term B Loan Principal Debt is due and payable in quarterly installments in the principal amounts indicated in the table below, commencing on September 30, 2004, and continuing thereafter on the last Business Day of each subsequent December, March, June, and September, with the final payment due on the Termination Date for the Term Loan B Facility, in accordance with the following amortization schedule and any amounts due and owing under the Term Loan B Facility payable in full on the Termination Date for the Term Loan B Facility:

                                        Quarter                  Quarterly Principal Installments of
                                                                      the Term Loan B Facility
                           ----------------------------------- ---------------------------------------
                            September 30, 2004 through June                  $1,250,000
                                        30, 2010
                           ----------------------------------- ---------------------------------------
                                   September 30, 2010                       $470,000,000
                           ----------------------------------- ---------------------------------------

3.3      Prepayments.

(a) Optional Prepayments. Except as set forth herein, after giving the Administrative Agent advance written notice of the intent to prepay, the Borrowers may voluntarily prepay all or any part of the Total Revolver Principal Debt or the Total Term Loan Principal Debt, from time to time and at any time, in whole or in part, without premium or penalty; provided that: (i) such notice must be received by the Administrative Agent by 2:00 p.m., New York, New York time, three Business Days preceding the date of prepayment of any Eurodollar Rate Borrowing or 2:00 p.m., New York, New York on the same Business Day of any prepayment of any Base Rate Borrowing; (ii) each such partial prepayment must be in a minimum amount of at least $5,000,000 or a greater integral multiple of $1,000,000 thereof or such lesser amount as may be outstanding under the applicable Facility, or Discretionary Loan; (iii) any Eurodollar Rate Borrowing may only be prepaid at the end of an applicable Interest Period (unless the Borrowers pay the amount of any Consequential Loss); and (iv) Borrowers shall pay any related Consequential Loss within ten (10) days after demand therefor. Conversions under Section 3.9 are not prepayments. Each notice of prepayment shall specify the prepayment date, the applicable Facility, Subfacility, or Discretionary Loan being prepaid, and the Type of Borrowing(s) and amount(s) of such Borrowing(s) to be prepaid and shall constitute a binding obligation of the Borrowers to make a prepayment on the date stated therein, together with (unless such prepayment is made with respect to a Base Rate Borrowing) accrued and unpaid interest to the date of such payment on the aggregate principal amount prepaid.

(i) Total Revolver Principal Debt. Any voluntary prepayment of the Total Revolver Principal Debt shall be applied ratably to the Revolver Principal Debt and the Discretionary Revolver Principal Debt under each Discretionary Revolver Loan and shall be allocated Pro Rata to each Revolver Lender and Discretionary Revolver Lender (for purposes hereof, "ratably" shall mean the proportion that the Revolver Principal Debt or Discretionary Revolver Principal Debt under all Discretionary Revolver Loans bears to the Total Revolver Principal Debt). Unless a Default or Potential Default has occurred and is continuing (or would arise as a result thereof), any payment or prepayment of the Total Revolver Principal Debt may be reborrowed by the Borrowers, subject to the terms and conditions of the Loan Documents.

(ii) Term Loan Principal Debt or Discretionary Term Loan Principal Debt. Any voluntary prepayment of the Term Loan Principal Debt or the Discretionary Term Loan Principal Debt under any Discretionary Term Loan shall be applied to the applicable loan and shall be repaid as specified by the Borrowers. All voluntary prepayments of the Term Loan Facility and any Discretionary Term Loan shall be allocated Pro Rata to each Term Loan Lender and each Discretionary Term Loan Lender under the applicable Discretionary Term Loan.

(b) Mandatory Prepayments from Net Cash Proceeds. Until such time as the Principal Debt has been repaid in full and the Revolver Commitment and Discretionary Revolver Commitment under all Discretionary Revolver Loans terminated in full, the Principal Debt shall be permanently prepaid in the amounts and upon the occurrence of any of the following events:

(i) If any portion of the Net Cash Proceeds realized by any Company from any Significant Sale by any Company or as part of the release of ACWC (including any deferred purchase price therefore), as the case may be, and any Net Cash Proceeds of any asset disposition which constitutes a Significant Sale as a result of aggregation with other asset dispositions in the same calendar year has not been reinvested in similar assets of any Company within 12 months from the receipt by any Company of such Net Cash Proceeds (including receipt of any deferred payments for any such Significant Sale or portion thereof, if and when received) and if no Default or Potential Default exists or arises as a result of any such Significant Sale, then on the day following the 12th month after receipt of such Net Cash Proceeds, the Principal Debt shall be permanently prepaid (and the Revolver Commitment and Discretionary Revolver Commitment under all Discretionary Revolver Loans reduced to the extent required in this Section 3.3(b)), in the order and manner specified herein, by an amount equal to 100% of all such Net Cash Proceeds not reinvested in like assets of any Company.

(ii) At any time a Default or Potential Default exists or arises after giving effect to any Significant Sale, then, concurrently with such Significant Sale (including any asset disposition which constitutes a Significant Sale as a result of aggregation with other asset dispositions in the same calendar year), the Principal Debt shall be permanently prepaid and the Revolver Commitment and Discretionary Revolver Commitment under all Discretionary Revolver Loans reduced, in the order and manner specified in Section 3.10(b), by an amount equal to 100% of the Net Cash Proceeds realized by such Company from any such Significant Sale.

(iii) If any Company is required to apply (or offer to apply) any Net Cash Proceeds from any sale of assets (even if such sale is not a Significant Sale) to repayment of any Debt (other than the Obligation) or to any mandatory redemption of Capital Securities, unless such Company pays or commits to pay all or a part of such Net Cash Proceeds to payment of the Principal Debt on or prior to a particular date, then at least fifteen
                  (15) days prior to the date such repayment or offer of repayment is required to be made on such other Debt, such Company shall permanently prepay the Principal Debt in the order and manner specified herein by an amount equal to the amount that will excuse the Company from making such repayment or offer of repayment under such other Debt.

         Each commitment reduction or prepayment under this Section 3.3(b) shall be applied as specified by the Borrowers to the Term Loan Principal Debt, the Discretionary Term Loan Principal Debt under a specified Discretionary Term Loan, or the Total Revolver Principal Debt unless a Default or Potential Default then exists or arises as a result therefrom (whereupon the provisions of Section 3.10(b) shall apply); provided, however, that (i) any prepayments of the Term Loan Principal Debt shall be applied ratably to each unpaid installment of the applicable Term Loan Principal Debt and shall be allocated Pro Rata to each applicable Term Loan Lender; (ii) any prepayments of the Discretionary Term Loan Principal Debt under any Discretionary Term Loan shall be applied ratably to each unpaid installment of the Discretionary Term Loan Principal Debt under such Discretionary Term Loan and shall be allocated Pro Rata to each such Discretionary Term Loan Lender under such Discretionary Term Loan; and (iii) any prepayment of the Total Revolver Principal Debt shall be applied ratably to the Total Revolver Principal Debt and shall be allocated Pro Rata to each Revolver Lender and Discretionary Revolver Lender (for purposes hereof, "ratably" for each mandatory prepayment under the Revolver Facility or any Discretionary Revolver Loan, on any date of determination, shall mean the proportion that the Revolver Principal Debt or Discretionary Revolver Principal Debt under each Discretionary Revolver Loan bears to the Total Revolver Principal Debt).


(c) Revolver Facilities Mandatory Payments/Reductions. On any date of determination if the Revolver Commitment Usage exceeds the Revolver Commitment then in effect, any Discretionary Revolver Principal Debt for any Discretionary Revolver Loan exceeds the Discretionary Revolver Commitment for such Discretionary Revolver Loan (including as a result of any Revolver Commitment or Discretionary Revolver Commitment reduction pursuant to Section 3.3(b)), then Borrowers shall make a mandatory prepayment of the Revolver Principal Debt or the Discretionary Revolver Principal Debt for the applicable Discretionary Loan (as the case may be) in at least the amount of such excess, together with (x) all accrued and unpaid interest on the principal amount so prepaid and (y) any Consequential Loss arising as a result thereof; provided that, on any such reduction date, if no Revolver Principal Debt is then outstanding, but the LC Exposure exceeds the Revolver Commitment, then the Borrowers shall provide to the Administrative Agent, for the benefit of Revolver Lenders, cash collateral in Dollars in an amount at least equal to 100% of such excess. All mandatory prepayments or commitment reductions under the Revolver Facility or any Discretionary Revolver Loan hereunder shall be allocated among the Revolver Lenders or Discretionary Lenders party to such Discretionary Revolver Loan (as applicable) in accordance with their respective Commitment Percentages under the Revolver Facility or Discretionary Revolver Loan (as applicable).

(d) Mandatory Prepayments of Interest/Consequential Loss. All prepayments under Section 3.3 shall be made, together with accrued interest to the date of such prepayment on the principal amount prepaid, together with any Consequential Loss arising as a result thereof.

3.4 Interest Options. Except that the Eurodollar Rate may not be selected when a Default or Potential Default exists and except as otherwise provided in this Agreement, or in the related Supplemental Credit Documents as it relates to Discretionary Loans, Borrowings bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin for Base Rate Borrowings for the applicable Facility, or the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Borrowings for the applicable Facility. Borrowings under any Discretionary Term Loan shall bear interest at the rate or rates specified in the applicable Supplemental Credit Documents. Each change in the Base Rate, subject to the terms of this Agreement, will become effective, without notice to Borrowers or any other Person, upon the effective date of such change.

3.5 Quotation of Rates. It is hereby acknowledged that a Responsible Officer or other appropriately designated officer of the Borrowers may call the Administrative Agent on or before the date on which a Borrowing Notice is to be delivered by the Borrowers in order to receive an indication of the rates then in effect, but such indicated rates shall neither be binding upon the Administrative Agent or the Lenders nor affect the rate of interest which thereafter is actually in effect when the Borrowing Notice is given or on the Borrowing Date.

3.6 Default Rate. At the option of Required Lenders and to the extent permitted by Law, all past-due Principal Debt and past due interest accruing on any of the Obligation shall bear interest from maturity (stated or by acceleration) at the



Default Rate until paid; provided that, the Default Rate shall automatically apply in the case of Sections 2.3(c) and 11.3 where the Default Rate is specified.

3.7 Interest Calculations. Interest will be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed but computed as if each calendar year consisted of 360 days in the case of an Eurodollar Rate Borrowing and 365 or 366 days (as the case may be) in the case of a Base Rate Borrowing. All interest rate determinations and calculations by the Administrative Agent are conclusive and binding absent manifest error.

3.8 Interest Periods. When the Borrowers request any Eurodollar Rate Borrowing, the Borrowers may elect the interest period (each an "Interest Period") applicable thereto, which shall be, at the Borrowers' option, one, two, three or six months, or (subject to availability) one week or two weeks; provided, however, that: (a) the initial Interest Period for a Eurodollar Rate Borrowing shall commence on the date of such Borrowing (including the date of any conversion thereto), and each Interest Period occurring thereafter in respect of such Borrowing shall commence on the day on which the next preceding Interest Period applicable thereto expires; (b) if any Interest Period for a Eurodollar Rate Borrowing begins on a day for which there is no numerically corresponding Business Day in the calendar month at the end of such Interest Period, then such Interest Period shall end on the last Business Day in the calendar month at the end of such Interest Period); (c) no Interest Period may be chosen with respect to any portion of the Principal Debt which would extend beyond the scheduled repayment date (including any dates on which mandatory prepayments are required to be made) for such portion of the Principal Debt; and (d) no more than an aggregate of ten (10) Interest Periods for both the Revolver Facility and the Discretionary Revolver Subfacilities and fifteen (15) Interest Periods for all of the Term Loan Facilities, the Discretionary Term Loan A Subfacility and the Discretionary Term Loan B Subfacility shall be in effect at one time.

3.9 Conversions. The Borrowers may (a) convert a Eurodollar Rate Borrowing on the last day of the applicable Interest Period to a Base Rate Borrowing, (b) convert a Base Rate Borrowing at any time to a Eurodollar Rate Borrowing, and
(c) elect a new Interest Period (in the case of a Eurodollar Rate Borrowing), by giving a Conversion Notice of such intent to the Administrative Agent no later than 12:00 p.m., New York, New York time on the third Business Day prior to the date of conversion or the last day of the Interest Period, as the case may be (in the case of a conversion to a Eurodollar Rate Borrowing or an election of a new Interest Period), and no later than 12:00 p.m., New York, New York time one Business Day prior to the last day of the Interest Period (in the case of a conversion to a Base Rate Borrowing); provided that, the principal amount converted to, or continued as, a Eurodollar Rate Borrowing shall be in an amount not less than $10,000,000 or a greater integral multiple of $500,000 (or such lesser amount as may be outstanding under any Facility or Discretionary Facility, as the case may be). The Administrative Agent shall timely notify each Lender with respect to each Conversion Notice. Absent the Borrowers' Conversion Notice or election of a new Interest Period, a Eurodollar Rate Borrowing shall be deemed converted to a Base Rate Borrowing effective as of the expiration of the Interest Period applicable thereto. The right to convert from a Base Rate Borrowing to a Eurodollar Rate Borrowing, or to continue as a Eurodollar Rate Borrowing shall not be available during the occurrence of a Default or Potential Default.


3.10     Order of Application.

(a) No Default. If no Default or Potential Default exists and if no order of application is otherwise specified in Section 3.3 or otherwise in the Loan Documents, payments and prepayments shall be applied in the order and manner as the Borrowers may direct.

(b) Default. If a Default or Potential Default exists (or if the Borrowers fail to give directions as permitted under Section 3.10(a)), any payment or prepayment (including proceeds from the exercise of any Rights) shall be applied to the Obligation in the following order: (i) to the ratable payment of all fees, expenses, and indemnities for which the Secured Parties have not been paid or reimbursed in accordance with the Loan Documents (as used in this Section 3.10(b)(i), a "ratable payment" for any Secured Party shall be, on any date of determination, that proportion which the portion of the total fees, expenses, and indemnities owed to such Secured Party bears to the total aggregate fees and indemnities owed to all of the Secured Parties on such date of determination); (ii) to the ratable payment of accrued and unpaid interest on the Principal Debt (as used in this Section 3.10(b)(ii), "ratable payment" means, for any Secured Party, on any date of determination, that proportion which the accrued and unpaid interest on the Principal Debt owed to such Secured Party bears to the total accrued and unpaid interest on the Principal Debt owed to all the Secured Parties); (iii) to the ratable payment of the Principal Debt, the reduction of the Credit Exposure of any Financial Hedge with any Secured Party and any reimbursement obligation with respect to any LC issued pursuant to the Agreement which is due and payable and which remains unfunded by any Borrowing under the Revolver Facility; provided that, such payments with respect to any reimbursement obligation with respect to any LC shall be allocated ratably among the Issuing Lender for such LC and the Lenders which have funded their participations in such LC (as used in this Section 3.10(b)(iii), "ratable payment" means for any Secured Party, on any date of determination, that proportion which the Principal Debt, Credit Exposure or reimbursement obligation (as the case may be) owed to such Secured Party bears to the sum of the Principal Debt owed to all the Secured Parties plus the aggregate Credit Exposure of Secured Parties party to Financial Hedges with the Borrowers plus the total amount of reimbursement obligations with respect to any LCs issued pursuant to the Agreement which are due and payable and which remain unfunded by any Borrowing under the Revolver Facility); (iv) to provide cash collateral in an amount equal to 100% of the LC Exposure then existing in accordance with Section 2.3(g); and
         (vi) to the payment of the remaining Obligation in the order and manner the Required Lenders deem appropriate.

Subject to the provisions of Section 12 and provided that the Administrative Agent shall not in any event be bound to inquire into or to determine the validity, scope, or priority of any interest or entitlement of any Lender and may suspend all payments or seek appropriate relief (including instructions from the Required Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby, the Administrative Agent shall promptly distribute such amounts to each Lender in accordance with the Agreement and the related Loan Documents.

3.11 Sharing of Payments, Etc. If any Lender shall obtain any payment or prepayment with respect to the Obligation (whether voluntary, involuntary, or otherwise, including as a result of exercising its Rights under Section 3.12) which is in excess of its share of any such payment in accordance with the relevant Rights of the Lenders under the Loan Documents, then such Lender shall purchase from the other Lenders such participations as shall be necessary to cause such purchasing Lender to share the excess payment with each other Lender in accordance with the relevant Rights under the Loan Documents. If all or any portion of such excess payment is subsequently recovered from such purchasing Lender, then the purchase shall be rescinded and the purchase price restored to the extent of such recovery. The Borrowers agree that any Lender purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Law, exercise all of its Rights of payment (including the Right of offset) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

3.12 Offset. If a Default exists, each Lender shall be entitled to exercise (for the benefit of all the Lenders in accordance with Section 3.11) the Rights of offset and/or banker's Lien against each and every account and other property, or any interest therein, which any Loan Party may now or hereafter have with, or which is now or hereafter in the possession of, such Lender to the extent of the full amount of the Obligation.

3.13 Booking Borrowings. To the extent permitted by Law, any Lender may make, carry, or transfer its Borrowings at, to, or for the account of any of its branch offices or the office of any of its Affiliates; provided that, no Affiliate shall be entitled to receive any greater payment under Section 4 than the transferor Lender would have been entitled to receive with respect to such Borrowings.

SECTION 4         CHANGE IN CIRCUMSTANCES.

4.1      Increased Cost and Reduced Return.

(a) Changes in Law. If, after the date hereof, the adoption of any applicable Law or any change in any applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such Governmental Authority:

(i) shall subject such Lender (or its Applicable Lending Office) to any Tax or other charge with respect to any Eurodollar Rate Borrowing, its Notes, or its obligation to loan Eurodollar Rate Borrowings, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under the Loan Documents in respect of any Eurodollar Rate Borrowings (other than Taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

(ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Adjusted Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the commitment of such Lender hereunder; or

(iii) shall impose on such Lender (or its Applicable Lending Office) or the London interbank market any other condition affecting the Loan Documents or any of such extensions of credit or liabilities or commitments;

         and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, converting into, continuing, or maintaining any Eurodollar Rate Borrowings or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under the Loan Documents with respect to any Eurodollar Rate Borrowing, then Borrowers shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrowers under this Section 4.1(a), the Borrowers may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to loan or continue Borrowings of the Type with respect to which such compensation is requested, or to convert Borrowings of any other Type into Borrowings of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 shall be applicable); provided, that such suspension shall not affect the Right of such Lender to receive the compensation so requested.

(b) Capital Adequacy. If, after the date hereof, any Lender shall have determined that the adoption of any applicable Law regarding capital adequacy or any change therein or in the interpretation or administration thereof by any Governmental Authority charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand Borrowers shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

(c)      Changes in  Applicable  Lending  Office.  Compensation  Statement.
         Each Lender shall promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to the Borrowers and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

4.2 Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Borrowing:

(a) Inability to Determine Eurodollar Rate. The Administrative Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

(b) Cost of Funds. Required Lenders determine (which determination shall be conclusive) and notify the Administrative Agent that the Adjusted Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Borrowings for such Interest Period;

then the Administrative Agent shall give the Borrowers prompt notice thereof specifying the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to fund additional Eurodollar Rate Borrowings, continue Eurodollar Rate Borrowings, or to convert Base Rate Borrowings into Eurodollar Rate Borrowings, and Borrowers shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Rate Borrowings, either prepay such Borrowings or convert such Borrowings into Base Rate Borrowings in accordance with the terms of this Agreement.

4.3 Illegality. Notwithstanding any other provision of the Loan Documents, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Borrowings hereunder, then such Lender shall promptly notify the Borrowers thereof and such Lender's obligation to make or continue Eurodollar Rate Borrowings and to convert other Base Rate Borrowings into Eurodollar Rate Borrowings shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Borrowings (in which case the provisions of Section 4.4 shall be applicable).

4.4 Treatment of Affected Loans. If the obligation of any Lender to fund Eurodollar Rate Borrowings or to continue, or to convert Base Rate Borrowings into Eurodollar Rate Borrowings, shall be suspended pursuant to Sections 4.1, 4.2, or 4.3 hereof, such Lender's Eurodollar Rate Borrowings shall be automatically converted into Base Rate Borrowings on the last day(s) of the then current Interest Period(s) for Eurodollar Rate Borrowings (or, in the case of a conversion required by Section 4.3 hereof, on such earlier date as such Lender may specify to the Borrowers with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Sections 4.1, 4.2, or 4.3 hereof that gave rise to such conversion no longer exist:

(a) to the extent that such Lender's Eurodollar Rate Borrowings have been so converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Eurodollar Rate Borrowings shall be applied instead to its Base Rate Borrowings; and

(b) all Borrowings that would otherwise be made or continued by such Lender as Eurodollar Rate Borrowings shall be made or continued instead as Base Rate Borrowings, and all Borrowings of such Lender that would otherwise be converted into Eurodollar Rate Borrowings shall be converted instead into (or shall remain as) Base Rate Borrowings.

If such Lender gives notice to the Borrowers (with a copy to the Administrative Agent) that the circumstances specified in Sections 4.1, 4.2, or 4.3 hereof that gave rise to the conversion of such Lender's Eurodollar Rate Borrowings pursuant to this Section 4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Rate Borrowings made by other Lenders are outstanding, such Lender's Base Rate Borrowings shall be automatically converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Rate Borrowings, to the extent necessary so that, after giving effect thereto, all Eurodollar Rate Borrowings held by the Lenders and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Commitments Percentages.

4.5 Compensation. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by such Lender to make or continue any Borrowing as, or to convert any Borrowing to, a Eurodollar Rate Borrowing) as a result of:

(a) any payment, prepayment, or conversion of a Eurodollar Rate Borrowing for any reason (including the acceleration of the Obligation pursuant to Section 11.1) on a date other than the last day of the Interest Period for such Borrowing; or

(b) any failure by the Borrowers for any reason (including the failure of any condition precedent specified in Section 7.2 to be satisfied) to borrow, convert, continue, or prepay a Eurodollar Rate Borrowing on the date for such borrowing, conversion, continuation, or prepayment specified in the relevant Borrowing Notice, or notice of prepayment, continuation, or conversion under this Agreement;

then, upon the written notice of such Lender to the Administrative Agent who will send a copy to the Borrowers, the Borrowers shall, within five days of their receipt thereof, pay directly to such Lender in each case at the applicable rate of interest for such Borrowings provided for in this Agreement for such Loan over the applicable rate of interest for a Eurodollar Rate Borrowing made hereunder on such date for the remainder of such Interest Period or the next closest available Interest Period and with no additional administrative expenses charged to the Borrowers. Such written notice, shall, in the absence of manifest error, be conclusive and binding on Borrowers.

4.6      Taxes.

(a) General. Any and all payments by the Borrowers to or for the account of any Lender or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future Taxes, excluding, in the case of each Lender and the Administrative Agent, Taxes imposed on its income and franchise Taxes imposed on it by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized, or any political subdivision thereof. If Borrowers shall be required by Law to deduct any Taxes from or in respect of any sum payable under any Loan Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.6) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) Borrowers shall make such deductions, (iii) Borrowers shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Law, and
         (iv) Borrowers shall furnish to the Administrative Agent, at its addresses listed in Schedule 2.1, the original or a certified copy of a receipt evidencing payment thereof.

(b) Stamp and Documentary Taxes. In addition, Borrowers agree to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under any Loan Document or from the execution or delivery of, or otherwise with respect to, any Loan Document (hereinafter referred to as "Other Taxes").

(c) Indemnification for Taxes. The Borrowers agree to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.6) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

(d) Withholding Tax Forms. Each Lender organized under the Laws of a jurisdiction outside the United States, on or prior to the Closing Date in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrowers or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrowers and the Administrative Agent with (i) if such Lender is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, Internal Revenue Service Form W-8 BEN or W-8 ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to the Loan Documents is effectively connected with the conduct of a trade or business in the United States, or (ii) if such Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and intends to claim an exemption from United States withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest," a Form W-8, or any successor form prescribed by the Internal Revenue Service, and a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of any Borrower, and is not a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the Code). Each Lender which so delivers a Form W-8 BEN or W-8 ECI further undertakes to deliver to the Borrowers and the Administrative Agent additional forms (or a successor form) on or before the date such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, in each case certifying that such Lender is entitled to receive payments from Borrowers under any Loan Document without deduction or withholding (or at a reduced rate of deduction or withholding) of any United States federal income taxes, unless an event (including any change in treaty, law, or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it, and such Lender advises the Borrowers and the Administrative Agent that it is not capable of receiving such payments without any deduction or withholding of United States federal income tax.

(e) Failure to Provide Withholding Forms; Changes in Tax Laws. For any period with respect to which a Lender has failed to provide the Borrowers and the Administrative Agent with the appropriate form pursuant to Section 4.6(d) (unless such failure is due to a change in Law occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.6(a), 4.6(b) or 4.6(c) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, Borrowers shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

(f) Changes in Applicable Lending Office. If Borrowers are required to pay or will be required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

(g) Tax Payment Receipt. Within thirty (30) days after the date of any payment of Taxes, the Borrowers shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

(h) Survival. Without prejudice to the survival of any other agreement of the Borrowers hereunder, the agreements and obligations of the Borrowers contained in this Section 4.6 shall survive the termination of the Total Commitment and the payment in full of the Obligation.

SECTION 5         FEES.

5.1 Treatment of Fees. Except as otherwise provided by Law, the fees described in this Section 5: (a) do not constitute compensation for the use, detention, or forbearance of money, (b) are in addition to, and not in lieu of, interest and expenses otherwise described in the Loan Documents, (c) shall be payable in accordance with Section 3.1(c), (d) shall be non-refundable, (e) shall, to the fullest extent permitted by Law, bear interest, if not paid when due, at the Default Rate, and (f) shall be calculated on the basis of actual number of days (including the first day but excluding the last day) elapsed, but computed as if each calendar year consisted of 365 or 366 days, as the case may be.

5.2 Fees of the Agents. The Borrowers shall pay to certain Agents the fees described in the Fee Letters.

5.3 Revolver Facility Commitment Fees. Following the Closing Date, the Borrowers shall pay to the Administrative Agent, for the ratable account of Revolver Lenders, a commitment fee, calculated daily from the Closing Date but payable in installments in arrears each March 31, June 30, September 30, and December 31 and on the Termination Date for the Revolver Facility, commencing September 30, 2001. On any day of determination, the commitment fee under this Section 5.3 shall be an amount equal to the Applicable Margin for Commitment Fees multiplied by the amount by which (a) the Revolver Commitment on such day exceeds (b) the Revolver Commitment Usage on such day. Each such installment shall be calculated in accordance with Section 5.1(f). Solely for the purposes of this Section 5.3, "ratable" shall mean, for any period of determination, with respect to any Revolver Lender, that proportion which (x) the average daily unused Committed Sum under the Revolver Facility of such Revolver Lender during such period bears to (y) the amount of the average daily unused Revolver Commitment during such period.

5.4 LC Fees. As an inducement for the issuance (including any extension) of each LC, the Borrowers agree to pay to the Administrative Agent:

(a) For the account of each Revolver Lender, according to each Revolver Lender's Commitment Percentage under the Revolver Facility on the day the fee is payable, an issuance fee payable quarterly in arrears for so long as each such LC is outstanding, on the last Business Day of each March, June, September, and December and on the expiry date of the LC. The issuance fee for each LC or any extension thereof shall be in an amount equal to the product of (a) the Applicable Margin for Eurodollar Rate Borrowings under the Revolver Facility in effect from time to time (calculated on a per annum basis) multiplied by (b) the stated amount of such LC.

(b) For the account of each Issuing Lender, payable on the date of issuance of any LC (or any extension thereof) by such Issuing Lender a fronting fee of 0.125% of the face amount of such LC (or extensions thereof). In addition, the Borrowers shall pay to each Issuing Lender, for its individual account, standard administrative charges for LCs.

5.5 Discretionary Revolver Loan Commitment Fees. With respect to each Discretionary Revolver Loan, the Borrowers shall pay the Administrative Agent, for the ratable benefit of the Discretionary Revolver Lenders which have committed to make such Discretionary Revolver Loan, a Discretionary Revolver Loan commitment fee, payable in installments in arrears on each March 31, June 30, September 30, and December 31, and on such Termination Date for the Discretionary Revolver Loan, commencing on the Discretionary Loan Effective Date for such Discretionary Revolver Loan. Each installment shall be an amount equal to the Applicable Margin for Commitment Fees multiplied by the amount by which
(a) the average daily Discretionary Commitment for such Discretionary Revolver Loan exceeds (b) the average daily Discretionary Revolver Principal Debt outstanding under such Discretionary Revolver Loan, in each case during the period from and including the last payment date to and excluding the payment date for such installment; provided that, each such installment shall be calculated in accordance with Section 5.1(f).

5.6 Discretionary Facility Fronting Fees. With respect to each Discretionary Loan (to the extent applicable), the Borrowers shall pay to the Administrative Agent for the account of the appropriate Discretionary Lenders, the fees in such amounts and on such dates agreed to in writing by the Borrowers, the Administrative Agent, and such Discretionary Lenders in the applicable Supplemental Credit Documents for such Discretionary Loan.

SECTION 6         SECURITY; GUARANTIES.

6.1 Guaranties. As an inducement to the Agents and the Lenders to enter into this Agreement, the Borrowers shall and shall cause each other Company (other than Starpoint, Limited Partnership, a Pennsylvania limited partnership ("Starpoint") and its Restricted Subsidiaries) to execute and deliver to the Administrative Agent a Guaranty substantially in the form and upon the terms of Exhibit C, providing for the guaranty of payment and performance of the Obligation. In addition, promptly after the designation, formation, or Acquisition of any new Company, the Borrowers and their Restricted Subsidiaries (as the case may be) shall cause such new Company to execute and deliver to the Administrative Agent a Guaranty substantially in the form and upon the terms of Exhibit C, providing for the guaranty of payment and performance of the Obligation.

6.2      Collateral.

(a) Parent Collateral. To secure the full and complete payment and performance of the Obligation, the Borrowers shall cause each Person which owns any Capital Securities in any Borrower (each a "Parent"), to enter into Collateral Documents pursuant to which each such Person grants, pledges, assigns, and creates first priority Liens in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in 100% of the issued and outstanding Capital Securities of each Borrower and any other Company owned by such Parent.

(b) The Borrowers' Collateral. To secure the full and complete payment and performance of the Obligation, each Borrower shall (and shall cause each other Company to) enter into Collateral Documents (in form and substance acceptable to the Administrative Agent) pursuant to which each such Company shall, to the extent permitted by applicable Law, grant, pledge, assign, and create first priority Liens in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in and to 100% of each such Company's Rights, titles, and interests in the issued and outstanding Capital Securities of each Restricted Subsidiary of such Company (other than the approximately 44% of Capital Securities in Starpoint not owned directly or indirectly by a Borrower or a Restricted Subsidiary or in the Restricted Subsidiaries of Starpoint, and the 2% of Capital Securities in Three Rivers Cable Associates, L.P., a Pennsylvania limited partnership, not owned directly or indirectly by a Borrower or a Restricted Subsidiary).

6.3 Future Liens. Other than as permitted in Section 6.6, promptly upon the designation, formation, or Acquisition of any new Restricted Subsidiary of any Company (each new Restricted Subsidiary being referred to herein as the "Additional Assets"), the Borrowers shall (or shall cause the appropriate Company to) execute and deliver to the Administrative Agent all further instruments and documents (including Collateral Documents and all certificates and instruments representing Capital Securities), and shall take all further action that may be necessary or desirable, or that the Administrative Agent may reasonably request, to grant, perfect, and protect Liens in favor of the Administrative Agent for the benefit of the Secured Parties in such Additional Assets, as security for the Obligation to the extent Liens are required in such assets pursuant to Section 6.2; it being expressly understood that the granting of such additional security for the Obligation is a material inducement to the execution and delivery of this Agreement by each Lender. Upon satisfying the terms and conditions hereof, such Additional Assets shall be included in the "Collateral" for all purposes under the Loan Documents, and all references to the "Collateral" in the Loan Documents shall include the Additional Assets.

6.4      Release of Collateral.

(a) Upon Sale or Disposition of Collateral or Designation of an Unrestricted Subsidiary. Upon any sale, transfer, or disposition of Collateral which is expressly permitted pursuant to the Loan Documents (or is otherwise authorized by the requisite Lenders) or upon the designation of an Unrestricted Subsidiary in accordance with Section
         9.31 or a disposition of ACWC in accordance with Section 9.33, and upon ten (10) Business Days' (or such lesser time period agreed to by the Administrative Agent in its sole discretion) prior written request by the Borrowers (which request must be accompanied by true and correct copies of (i) all documents of transfer or disposition, including any contract of sale, and (ii) all requested release instruments), the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of Liens granted to the Administrative Agent for the benefit of the Secured Parties pursuant hereto in such Collateral or to release the Guaranty and any other Loan Documents executed by such Unrestricted Subsidiary or ACWC and its Subsidiaries, as the case may be.

(b) Upon any Restricted Payment in the form of a Restricted Subsidiary. If any Borrower makes a Restricted Payment permitted by Section 9.20(i) or
         (j) in the form of a Restricted Subsidiary, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Guaranty executed by such Restricted Subsidiary and the Liens granted to the Administrative Agent for the benefit of the Secured Parties on the Capital Securities of such Restricted Subsidiary.

(c)      General Provisions. The actions of the Administrative Agent under this
         Section 6.4 are subject to the following: (i) no such release of Liens or Guaranties shall be granted if any Default or Potential Default has occurred and is continuing, including the failure to make certain mandatory prepayments in accordance with Section 3.3(b) in conjunction with the sale or transfer of such Collateral; (ii) the Administrative Agent shall not be required to execute any such document on terms which, in the Administrative Agent's opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty; and (iii) such release shall not in any manner discharge, affect, or impair the Obligation or Liens upon all interests retained by the Companies.

6.5 Negative Pledge. The Companies hereby covenant and agree not to directly create, incur, grant, suffer, or permit to be created or incurred any Lien on any assets of the Companies, other than Permitted Liens; it being expressly understood that the provisions of this negative pledge are a material inducement to the execution and delivery of this Agreement by each Lender.

6.6 Control; Limitation of Rights. Notwithstanding anything herein or in any other Loan Document to the contrary, (a) the transactions contemplated hereby
(i) do not and will not constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of the Borrowers, their Restricted Subsidiaries, or any other Loan Party by the Agents or the Lenders, or control, affirmative or negative, direct or indirect, by the Agents or the Lenders over the management or any other aspect of the operation of the Borrowers, their Subsidiaries, or any other Loan Party, which ownership or control remains exclusively and at all times in the Loan Parties, and (ii) do not and will not constitute the transfer, assignment, or disposition in any manner, voluntary or involuntary, directly or indirectly, of any Authorization of the Borrowers, their Subsidiaries, or any other Loan Party, or the transfer of control of the Borrowers, their Subsidiaries, or any other Loan Party within the meaning of Section 310(d) of the Communications Act; and (b) the Administrative Agent shall not, without first obtaining the approval of the FCC or any Franchisee, take any action pursuant to any Loan Document that would constitute or result in any assignment of any Authorization or any change of control of the Borrowers, their Subsidiaries, or any other Loan Party, if such assignment or change of control would require, under then existing Law (including the written rules and regulations promulgated by the FCC or any such Franchisee), the prior approval of the FCC or any such Franchisee.

SECTION 7         CONDITIONS PRECEDENT.

7.1 Conditions Precedent to Closing. This Agreement shall not become effective, and the Lenders shall not be obligated to advance any Borrowing and Issuing Lenders shall not be obligated to issue any LC, unless the Agents have received all of the agreements, documents, instruments, and other items described below (unless otherwise indicated, all documents shall be dated as of the Closing
Date):

(a) The Agreement. The Agreement (together with all Schedules and Exhibits thereto) executed by the Borrowers, the Agents, and each Lender.

(b) Notes. With respect to any Lender requesting Notes pursuant to Section 3.1(b), each of the Notes, payable to the order of each applicable Lender, as contemplated in Section 3.1(b), and issued on such date.

(c) Guaranty. A Guaranty, in the form of Exhibit C, executed by each Company.

(d) Organizational Documents. Copies of the Articles of Incorporation, Certificate of Incorporation, or Articles of Organization and all amendments thereto of each Company and each Parent (other than any Company or Parent that is a partnership or a natural person), each accompanied by a certificate that such copy is correct and complete,
         (a) one dated a Current Date (as used herein, the term "Current Date" means any date not more than 45 days prior to the Closing Date), issued by the appropriate Governmental Authority of the jurisdiction of organization of each such Person, and (b) one dated the Closing Date, executed by a Responsible Officer, and the Secretary, Assistant Secretary, or other similar officer of each such Person.

(e) Bylaws/Operating Agreements. A copy of the Operating Agreement or Bylaws, and all amendments thereto, of each Company and each Parent (other than any Company or Parent that is a partnership or a natural person), accompanied by a certificate that such copy is correct and complete, dated the Closing Date, and executed by a Responsible Officer, and the Secretary, Assistant Secretary, or other similar officer of each such Person.

(f) Partnership Agreements. A copy of the currently-effective partnership agreement for each Company and Parent that is a partnership, and all amendments thereto, accompanied by a certificate that such copy is correct and complete, dated the Closing Date, executed by a general partner or other appropriate managing partner of such partnership, together with, as applicable, a certificate of limited partnership dated a Current Date, issued by the appropriate Governmental Authority of the jurisdiction of organizations of each such partnership that is a limited partnership.

(g) Good Standing and Authority. Certificates of the appropriate Governmental Authorities of such jurisdictions as the Agents may designate, each dated a Current Date, to the effect that each Company and Parent (other than any Parent that is a natural person) is in good standing with respect to the payment of franchise and similar Taxes (to the extent such information is available) and is duly qualified to transact business in such jurisdiction.

(h) Incumbency/Secretary's Certificate. Certificates of incumbency dated as of the Closing Date with respect to all managers, officers, or partners of each Company and Parent (other than any Parent that is a natural person) who will be authorized to execute or attest to any of the Loan Documents on behalf of such Company and Parent, executed by a Responsible Officer, and the Secretary, Assistant Secretary, or other similar officer of each such Company and Parent (or general partner or other appropriate managing partner for any Company and Parent that is a partnership).

(i) Resolutions. Copies of resolutions duly adopted by the Board of Directors of each Company and Parent (other than any Parent that is a natural person), approving this Agreement and the other Loan Documents and authorizing the transactions contemplated in such Loan Documents, accompanied by a certificate of the Secretary or an Assistant Secretary of each such Company and Parent, dated as of the Closing Date, certifying that such copy is a true and correct copy of resolutions duly adopted at a meeting of (which may be held by conference telephone or similar communications equipment by means of which all Persons participating in a meeting can hear each other if permitted by applicable Law and, if required by such Law, by such Person's Bylaws or Operating Agreement), or by the unanimous written consent of (if permitted by applicable Law and, if required by such Law, by such Person's Bylaws or Operating Agreement), the Board of Directors of each such Company and Parent, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Closing Date.

(j) Partnership Authorization. For each Company and Parent that is a partnership, evidence of authorization by the applicable partners, in each case authorizing the execution and full performance of the Loan Documents, and all other documents and actions required pursuant thereto, accompanied by a certificate from a general partner or other appropriate managing partner, dated as of the Closing Date, certifying that such copy is a true and correct copy of the authorizations adopted by the partnership and that such authorizations constitute all authorizations adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Closing Date.

(k) Opinion of Counsel to the Companies. The opinion of counsel to each Parent and the Companies, addressed to the Agents and the Lenders, substantially in the forms of Exhibits G-1 and G-2.

(l) Opinion of Special Regulatory Counsel to the Companies. The opinion of special regulatory counsel to the Companies, addressed to the Agents and the Lenders, substantially in the form of Exhibit G-3.

(m) Pledge Agreements. A Pledge Agreement, substantially in the form and upon the terms of Exhibit D-1, executed by each Company and each Parent, as debtor, and delivered to the Administrative Agent, as secured party on behalf of the Secured Parties, granting and creating Liens in favor of the Lenders in and to 100% of the issued and outstanding Capital Securities of each Restricted Subsidiary and the Borrower, as applicable, owned by such pledgor, together with (i) one or more financing statements, executed and delivered by each pledgor, as debtor, in favor of the Administrative Agent, as secured party on behalf of the Lenders, covering all such Collateral, and (ii) delivery to the Administrative Agent of all Pledged Shares (as such term is defined in the Pledge Agreement), together with executed blank stock powers for each Pledged Share certificate delivered, all in form acceptable to the Agents.

(n) Lien Searches. Lien searches in the name of each Material Obligor in each state or jurisdiction under the Laws of which such Material Obligor is formed or organized, as applicable, where each Material Obligor maintains its principal place of business or residence, as applicable, or where the Franchisees of the Franchises held by such Material Obligors are located, showing no financing statements or other Lien instruments of record except for Permitted Liens or Liens being released on the Closing Date or, in the case of the Parents, not related to the Collateral.

(o) Lien Releases. Payoff letters or other evidence of payoff amounts in form and substance reasonably acceptable to the Agents relating to the payoff of all Debt of each Company (other than Permitted Debt) or duly executed releases or assignments of Liens and financing statements in recordable form as may be requested by the Agents, or, at the Borrowers' option, a "pay-out letter" in form and substance reasonably satisfactory to the Agents pursuant to which the secured party being repaid agrees to execute and deliver to the Administrative Agent the requisite termination statements.

(p) Consents, filings, etc. Evidence satisfactory to the Agents and their counsel that each Parent and the Companies have received all approvals, authorizations, consents, and waivers of any Governmental Authority or other Person necessary or appropriate for the execution, delivery, and performance by each Parent and any Company of the Loan Documents to which it is a party, including (a) all such approvals, authorizations, consents, and waivers disclosed in the Loan Documents (including those required in connection with the assignment of any material agreements), and (b) all filings, consents, or approvals with or of Governmental Authorities necessary to enter into the Loan Documents or consummate any other transactions contemplated by the Loan Documents.

(q) Insurance. Evidence that each Company maintains with financially sound, responsible, and reputable insurance companies or associations insurance covering its properties and business against such risks, in such amounts, and with no greater risk retention as are customarily maintained, insured, or retained by companies of established repute engaged in the same or similar business as such Company.

(r) Borrowing Notice. A duly completed Borrowing Notice for the initial Borrowing, delivered to the Agents.

(s) Current Financials and Compliance Certificate. True and correct copies of the Current Financials, together with a Compliance Certificate prepared as of the Closing Date, on a pro forma basis after giving effect to the closing of the Loan Documents.

(t) Payment of Fees and Closing Fees. Evidence of payment of all fees payable on or prior to the Closing Date to the Administrative Agent, any other Agent, or any Lender as provided for in Section 5 of the Agreement, together with reimbursements to the Agents for all fees and expenses incurred in connection with the negotiation, preparation, and closing of the transactions evidenced by the Loan Documents (including attorneys' fees and expenses), as provided in the Fee Letters and this Agreement.

(u) No Judgments. There shall not exist any decree, judgment, ruling, injunction, or other Law which restrains the consummation of any transaction contemplated by the Loan Documents in the manner contemplated therein.

(v) Affiliate Subordination Agreement. An Affiliate Subordination Agreement, substantially in the form and upon the terms of Exhibit H, executed by each appropriate Affiliate of any Company with respect to, and confirming the subordination to the Obligation of, any and all Debt of such Company existing on the Closing Date owed to any such Affiliate.

(w) Management Agreement and Management Fee Subordination Agreement. Execution by the Manager of a Management Agreement with respect to the CATV Systems of the Companies and a Management Fee Subordination Agreement, substantially in the form and upon the terms of Exhibit I, executed by the Manager, the Borrowers, applicable Restricted Subsidiaries, and the Administrative Agent with respect to, and confirming the subordination to the Obligation of, any and all Management Fees of such Company owed to the Manager.

(x) Appointment of Agent. Evidence satisfactory to the Administrative Agent that each Borrower has appointed an agent for service of process pursuant to Section 13.9.

(y) Closing Date Certificate. The Closing Date Certificate, dated the Closing Date and duly executed and delivered by a Responsible Officer of each Borrower, in which certificate such Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct representations and warranties of such Borrower as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.

(z) Other Documents. Such other agreements, documents, instruments, opinions, certificates, and evidences as the Agents may reasonably request.

7.2 Conditions Precedent to Each Borrowing. In addition to the conditions stated in Section 7.1, the Lenders will not be obligated to fund (as opposed to continue or convert) any Borrowing, and no Issuing Lender will be obligated to issue any LC, as the case may be, unless on the date of such Borrowing or issuance (and after giving effect thereto), as the case may be: (a) the Administrative Agent or an Issuing Lender (as applicable) shall have timely received therefor a Borrowing Notice or a LC Request (together with the applicable LC Agreement), as the case may be; (b) the Administrative Agent shall have received (as applicable) the LC fees provided for in Section 5.4 hereof;
(c) all of the representations and warranties of any Company set forth in the Loan Documents are true and correct in all material respects (except to the extent that (i) the representations and warranties speak to a specific date or
(ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents); (d) no Default or Potential Default shall have occurred and be continuing; and (e) the funding of such Borrowings and issuance of such LC, as the case may be, is permitted by Law. Each Borrowing Notice and LC Request delivered to the Administrative Agent and the Issuing Lenders (as applicable) shall constitute the representation and warranty by the Borrowers to the Administrative Agent and the Issuing Lenders that, as of the Borrowing Date or the date of issuance of the LC (as the case may be) the statements above are true and correct in all respects. Each condition precedent in this Agreement is material to the transactions contemplated in this Agreement, and time is of the essence in respect of each thereof. Subject to the prior approval of the Required Lenders, the Lenders may fund any Borrowing, and the Issuing Lenders may issue any LC, without all conditions being satisfied, but, to the extent permitted by Law, the same shall not be deemed to be a waiver of the requirement that each such condition precedent be satisfied as a prerequisite for any subsequent funding or issuance, unless the Required Lenders specifically waive each such item in writing.

SECTION 8 REPRESENTATIONS AND WARRANTIES. Each Loan Party represents and warrants (to the extent such provision is applicable to such Person) to the Agents and the Lenders as follows:

8.1 Purpose of Credit Facility. The Borrowers will use (or will invest in or loan such proceeds to its Restricted Subsidiaries to so use) all proceeds of Borrowings for one or more of the following: (a) to refinance existing indebtedness; (b) for working capital of the Loan Parties including Acquisitions; and (c) for general limited liability company, partnership, and corporate purposes. No Loan Party is engaged in the business of extending credit for the purpose of purchasing or carrying any "margin stock" within the meaning of Regulation U. No part of the proceeds of any Borrowing will be used, directly or indirectly, for a purpose which violates any Law, including the provisions of Regulations T, U, or X (as enacted by the Board of Governors of the Federal Reserve System, as amended).

8.2 Existence, Good Standing, and Authority. Each Loan Party is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization (such jurisdictions being identified on Schedule 8.3, as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents). Except where the failure to do so would not reasonably be expected to constitute a Material Adverse Event, each Loan Party is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same. No authorization, consent, approval, waiver, license, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority (federal, state, or local), non-governmental Person, or Person under the terms of contracts or otherwise, is required by reason of or in connection with the execution and performance of the Loan Documents by the Loan Parties.

8.3 Subsidiaries; Capital Securities. The Companies have no Subsidiaries except as disclosed on Schedule 8.3 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents). All of the outstanding shares of Capital Securities (or similar voting interests) of each Company are duly authorized, validly issued, fully paid, and nonassessable and are owned of record and beneficially as set forth on Schedule 8.3 (as supplemented and modified in writing from time to time to reflect any changes to such Schedule as a result of transactions permitted by the Loan Documents), free and clear of any Liens, restrictions, claims, or Rights of another Person, other than Permitted Liens, and none of such shares owned by any Company is subject to any restriction on transfer thereof except for restrictions imposed by applicable securities Laws and general corporate Laws and any restrictions on transferability by any Governmental Authority with respect to the Authorizations. No Company or any Subsidiary thereof has outstanding any warrant, option, or other Right of any Person to acquire any of its Capital Securities.

8.4 Authorization and Contravention. The execution and delivery by each Loan Party of each Loan Document to which it is a party and the performance by such Loan Party of its obligations thereunder (a) are within the corporate or organizational power of such Loan Party; (b) will have been duly authorized by all necessary limited liability company, corporate, or partnership action on the part of such Loan Party when such Loan Document is executed and delivered, (c) require no action by or in respect of, or filing with, any Governmental Authority, which action or filing has not been taken or made on or prior to the Closing Date (or if later, the date of execution and delivery of such Loan Document), (d) will not violate any provision of the charter, bylaws, organizational documents, or partnership agreement of such Loan Party; (e) will not violate any provision of Law applicable to such Loan Party, other than such violations which individually or collectively would not reasonably be expected to constitute a Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which such Loan Party is a party, other than such violations which would not reasonably be expected to constitute a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Loan Party, other than as contemplated by this Agreement. Each Loan Party has (or will have upon consummation thereof) all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order to effect any asset transfer, change of control, merger, or consolidations permitted by the Loan Documents except where the failure to so obtain would not reasonably be expected to be a Material Adverse Event.

8.5 Binding Effect. Upon execution and delivery by all parties thereto, each Loan Document will constitute a legal, valid, and binding obligation of each Loan Party which is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable Debtor Relief Laws and general principles of equity.

8.6 Financial Statements. The Current Financials were prepared in accordance with GAAP and present fairly, in all material respects, the combined financial condition, results of operations, and (as applicable) cash flows of the Companies and Subsidiaries thereof covered thereby ("Reporting Entities") as of and for the portion of the fiscal year ending on the date or dates thereof (subject only to normal year-end audit adjustments for interim statements). There were no material liabilities, direct or indirect, fixed or contingent, of the Reporting Entities as of the date or dates of the Current Financials which are required under GAAP to be reflected therein or in the notes thereto, and are not so reflected. Except for transactions directly related to, specifically contemplated by, or expressly permitted by, the Loan Documents, (a) there have been no changes in the combined financial condition or operations of the Reporting Entities from that shown in the Current Financials described in clause
(a) of the definition of Current Financials in Section 1.1 which would be a Material Adverse Event, nor has any Reporting Entity incurred any liability (including any Environmental Liability), direct or indirect, fixed or contingent, after such date which would be a Material Adverse Event, and (b) no Reporting Entity has incurred any liability (including any Environmental Liability), direct or indirect, fixed or contingent, after such date which would be a Material Adverse Event.

8.7 Litigation, Claims, Investigations. No Company is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Company, and, if so adversely determined, would (individually or collectively with other Litigation) reasonably be expected to be a Material Adverse Event. There are no outstanding orders or judgments for the payment of money in excess of $25,000,000 (individually or collectively) or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company or any Subsidiary thereof having a value (individually or collectively) of $25,000,000 or more which is not either (a) stayed on appeal or (b) being diligently contested in good faith by appropriate proceedings and adequate reserves have been set aside on the books of such Company in accordance with GAAP. There are no formal complaints, suits, claims, investigations, or proceedings initiated at or by any Governmental Authority pending or threatened by or against any Company which would reasonably be expected to be a Material Adverse Event, nor any judgments, decrees, or orders of any Governmental Authority outstanding against any Company that would reasonably be expected to be a Material Adverse Event.

8.8 Taxes. All Tax returns of each Company and each Subsidiary thereof required to be filed have been filed (or extensions have been granted) prior to delinquency, except for any such returns for which the failure to so file would not reasonably be expected to be a Material Adverse Event, and all Taxes imposed upon each Company which are due and payable have been paid prior to delinquency, other than Taxes for which the criteria for Permitted Liens (as specified in Section 9.13(b)(vii)) have been satisfied or for which nonpayment thereof would not reasonably be expected to be a Material Adverse Event.

8.9 Environmental Matters. No Company or any Subsidiary thereof (a) knows of any environmental condition or circumstance, such as the presence or Release of any Hazardous Substance, on any property presently or previously owned by any Company that would reasonably be expected to be a Material Adverse Event, (b) knows of any violation by any Company of any Environmental Law, except for such violations that would not reasonably be expected to be a Material Adverse Event, or (c) knows that any Company is under any obligation to remedy any violation of any Environmental Law, except for such obligations that would not reasonably be expected to be a Material Adverse Event; provided, however, that each Company
(x) to the best of its knowledge, has in full force and effect all material Environmental Permits, licenses, and approvals required to conduct its operations and is operating in substantial compliance thereunder, and (y) has taken prudent steps to determine that its properties and operations are not in violation of any Environmental Law.

8.10 Employee Benefit Plans. Except as set forth on Schedule 8.10, no Company, any Restricted Subsidiary thereof, or any ERISA Affiliate of any Company has maintained or, except as otherwise provided in Section 9.10, will maintain any Employee Plans. No Company, any Restricted Subsidiary thereof, or any ERISA Affiliate of any Company has engaged in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) which would be a Material Adverse Event.

8.11 Properties; Liens. Each Company has good and marketable title to, or valid leasehold interests in, all its property reflected on the Current Financials, except (a) for (i) property that is obsolete, (ii) property that has been disposed of in the ordinary course of business, or (iii) property with title defects or failures in title which would not be a Material Adverse Event, or (b) as otherwise permitted by the Loan Documents. Except for Permitted Liens, there is no Lien on any property of any Company, and the execution, delivery, performance, or observance of the Loan Documents will not require or result in the creation of any Lien on such property.

8.12 Government Regulations. No Loan Party or Subsidiary thereof is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of the FCC or any Franchisee) which regulates the incurrence of Debt.

8.13 Transactions with Affiliates. Except as permitted in Section 9.14, no Company is a party to a material transaction with any of its Affiliates (excluding transactions between or among Companies), other than transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate.

8.14     Debt.  No Company is an obligor on any Debt other than Permitted Debt.

8.15 Material Agreements. There are no failures of any material written or oral agreements, contracts, commitments, or understandings to which any Company is a party (including any material agreement with any public utility or microwave transmission company, pole use access or rental agreement including any Pole Agreement or Pole Rental Lease or any other utility easement, necessary to own and operate such Company's property and its CATV Systems and to carry on its business as presently conducted or as presently planned to be conducted) to be in full force and effect which would reasonably be expected to be a Material Adverse Event, and no default or potential default exists on the part of any Company thereunder which would reasonably be expected to be a Material Adverse Event.

8.16 Insurance. Each Company maintains, with financially sound, responsible, and reputable insurance companies or associations, insurance concerning its properties and businesses against such casualties and contingencies and of such types and in such amounts (and with co-insurance and deductibles) as is customary in the case of same or similar businesses.

8.17 Solvency. On the Closing Date and at the time of each Borrowing hereunder, each Company is (and after giving effect to the transactions contemplated by the Loan Documents and any incurrence of additional Debt, will be) Solvent.

8.18 Intellectual Property. Except where such failure would reasonably be expected to constitute a Material Adverse Event, each Company owns or has sufficient and legally enforceable Rights to use all licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, and trade names necessary to continue to conduct its businesses as heretofore conducted by it, now conducted by it, and now proposed to be conducted by it. To its knowledge, each Company is conducting its business without infringement or claim of infringement of any license, patent, copyright, service mark, trademark, trade name, trade secret, or other intellectual property right of others, other than any such infringements or claims which, if successfully asserted against or determined adversely to any Company, would not, individually or collectively, reasonably be expected to constitute a Material Adverse Event.

8.19     Compliance with Laws; CATV Systems.

(a) Applicable Laws. No Company or the CATV Systems owned by them is in violation of, nor will the continued operation of their properties and assets as currently conducted, violate any Laws (including the Communications Act, the Copyright Revision Act of 1976, and the rules and regulations of the FCC, any Franchisee, and the United States Copyright Office, including Laws governing system registration, use of aeronautical frequencies and signal carriage, equal employment opportunity, cumulative leakage index testing and reporting, signal leakage, and subscriber privacy), other than such violations which would not, individually or collectively, be a Material Adverse Event. No Company has received notice alleging any noncompliance with any Laws, except for such noncompliance which no longer exists, or which would not reasonably be expected to constitute a Material Adverse Event.

(b) CATV Systems. Without limiting the generality of the foregoing (except to the extent that the failure to comply with any of the following would not (either individually or in the aggregate) reasonably be expected to be a Material Adverse Event and except as set forth in
         Schedule 8.19 hereto):

(i) the communities included in the areas covered by the Franchises have been registered with the FCC;

(ii) all of the annual performance tests on such CATV Systems required under the rules and regulations of any Governmental Authority have been performed and the results of such tests demonstrate satisfactory compliance with the applicable requirements being tested in all material respects;

(iii) to the knowledge of the Companies, such CATV Systems currently meet or exceed the technical standards set forth in the rules and regulations of the FCC, including the leakage limits contained in 47 C.F.R. S 76.605(a)(12);

(iv) to the knowledge of the Companies, such CATV Systems are being operated in compliance with the provisions of 47 C.F.R. SS
                  76.610 through 76.619 (mid-band and super-band signal carriage), including 47 C.F.R. S 76.611 (compliance with the cumulative signal leakage index); and

(v) to the knowledge of the Companies, where required, appropriate Authorizations have been obtained for the use of all aeronautical frequencies in use in such CATV Systems and such CATV Systems are presently being operated in compliance with such Authorizations (and all required Authorizations from Governmental Authorities, including the Federal Aviation Administration, with respect to all towers, earth stations, business radios and frequencies utilized and carried by such CATV Systems have been obtained).

(c) Copyright Filings. To the knowledge of the Companies, all notices, statements of account, supplements and other documents (collectively, the "Copyright Filings") required under Section 111 of the Copyright Act of 1976 and under the rules of the Copyright Office with respect to the carriage of broadcast station signals by the CATV Systems to be owned by the Companies have been duly filed, and the proper amount of copyright fees have been paid on a timely basis, and each such CATV System qualifies for the compulsory license under Section 111 of the Copyright Act of 1976, except to the extent that the failure to so file or pay would not (either individually or in the aggregate) reasonably be expected to be a Material Adverse Event. To the knowledge of the Companies, there is no pending claim, action, demand, or Litigation by any other person with respect to the Copyright Filings or related royalty payments made by such CATV Systems that, if adversely determined, would, individually or in the aggregate, reasonably be expected to be a Material Adverse Event.

(d) Off-Air Signals. The carriage of all off-air signals by the CATV Systems to be owned by the Companies is permitted by valid transmission consent agreements or by must-carry elections by broadcasters, or is otherwise permitted under applicable Law, except to the extent the failure to obtain any of the foregoing would not (either individually or in the aggregate) reasonably be expected to be a Material Adverse Event.

(e) Operating Assets Sufficient. The assets of the CATV Systems to be owned by the Companies are adequate and sufficient in all material respects for all of the current operations of such CATV Systems.

8.20     Acquisitions.

(a) Validity. With respect to any Acquisitions, each Company has the power and authority under the Laws of its state of incorporation or organization and under its articles of incorporation and bylaws, organizational documents, or partnership agreement (as applicable) to enter into and perform the related Acquisition agreement to which it is a party and all other agreements, documents, and actions required thereunder; and all actions (corporate or otherwise) necessary or appropriate by the Companies for the execution and performance of said Acquisition agreements, and all other documents, agreements, and actions required thereunder, have been taken, and, upon their execution, such Acquisition agreements will constitute the valid and binding obligation of the Companies party thereto, enforceable in accordance with their respective terms.

(b) No Violations. With respect to any Acquisition, the making and performance of the related Acquisition agreements, and all other agreements, documents, and actions required thereunder, will not violate any provision of any Law, including all state corporate Laws and judicial precedents of the states of incorporation or formation of the Companies, and will not violate any provisions of the articles of incorporation, bylaws, or partnership agreements of the Companies, or constitute a default under any agreement by which the Companies or their respective property may be bound, except where such violation would not reasonably be expected to be a Material Adverse Event.

(c) Authorizations. With respect to any Acquisition, no Authorization, waiver, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority (federal, state, or local), non-governmental Person, or other Person under the terms of contracts or otherwise, is required by reason of or in connection with the execution and performance of the acquisition agreement related to such Acquisition or the consummation of such Acquisition, other than as will be obtained on or prior to, or will become effective concurrently with, the closing date of such Acquisition except where the failure to do so would not reasonably be expected to be a Material Adverse Event.

8.21 Regulation U. "Margin Stock" (as defined in Regulation U) constitutes less than 25% of those assets of any Loan Party, which are subject to any limitation on sale, pledge, or other restrictions hereunder.

8.22 No Default. No Default or Potential Default exists or will arise as a result of the execution, delivery, or performance of the Loan Documents or of any Borrowing hereunder.

8.23 Authorizations. Except where the failure to do so would not be a Material Adverse Event, each Company possesses all Authorizations and grants of authority necessary or required in the conduct of its respective business(es), and the same are valid, binding, enforceable, and subsisting without any defaults thereunder by any Company or enforceable adverse limitations thereon and are not subject to any proceedings or claims known to any Company opposing the issuance, development, or use thereof or contesting the validity thereof. Each Franchise of the Companies was issued pursuant to each agreement set forth on Schedule 8.23, was lawfully issued pursuant to the rules and regulations of each jurisdiction set forth on Schedule 8.23, and authorizes the Companies to operate such Franchise until the dates set forth on Schedule 8.23, and no other or further approval, filing, or other action of any Governmental Authority is or will be necessary or advisable in order to permit the Companies' operation of their CATV Systems in accordance with the terms thereof. Schedule 8.23 correctly identifies each Franchisee. Each Company is in compliance with all material terms and conditions of each of its respective Authorizations and no event has occurred or exists which permits or, after the giving of notice or the lapse of time or both, would permit the revocation or termination of any such Authorization. No Unrestricted Subsidiary owns or has rights to any FCC License or Franchise necessary for the ongoing operations of the Companies and their Restricted Subsidiaries or their respective CATV Systems.

8.24 Full Disclosure. There is no material fact or condition relating to the Loan Documents or the financial condition, business, or property of any Company or any Subsidiary thereof which would reasonably be expected to be a Material Adverse Event and which has not been related, in writing, to the Administrative Agent. All information heretofore furnished by any Company to any Lender or the Administrative Agent in connection with the Loan Documents was, and all such information hereafter furnished by any Company to any Lender or the Administrative Agent will be, true and accurate in all material respects or based on reasonable estimates on the date as of which such information is stated or certified.

SECTION 9 COVENANTS. Each Loan Party covenants and agrees (and agrees to cause its ERISA Affiliates with respect to Section 9.10) to perform, observe, and comply with each of the following covenants applicable to such Person, from the Closing Date and so long thereafter as the Lenders are committed to fund Borrowings and any Issuing Lender is committed to issue LCs under this Agreement and thereafter until the payment in full of the Principal Debt (and termination of outstanding LCs, if any) and payment in full of all other interest, fees, and other amounts of the Obligation then due and owing, unless the Borrowers receive a prior written consent to the contrary by the Administrative Agent as authorized by Required Lenders:

9.1 Use of Proceeds. Borrowers shall use (and shall cause each other Company to use) the proceeds of Borrowings only for the purposes set forth in Section 8.1.

9.2 Books and Records. The Companies shall maintain books, records, and accounts necessary to prepare financial statements in accordance with GAAP.

9.3 Items to be Furnished. The Borrowers shall cause the following to be furnished to the Administrative Agent for delivery to the Lenders:

(a) Promptly after preparation, and no later than 120 days after the last day of each fiscal year of the Borrowers, Financial Statements showing the combined financial condition and results of operations calculated for the Companies, as of, and for the year ended on, such day, each accompanied by:

(i) the opinion of a firm of nationally-recognized independent certified public accountants, based on an audit using generally accepted auditing standards, (A) that such Financial Statements were prepared in accordance with GAAP and present fairly in all material respects the combined financial condition and results of operations of the Companies, and (B) that is not qualified with respect to scope limitations imposed by any Company, with respect to accounting principles followed by any Company not in accordance with GAAP, or with respect to a "going concern" or similar nature;

(ii) a subscriber count and information regarding the number of homes passed as of the end of such fiscal year; and

(iii)             a Compliance Certificate.

(b) Promptly after preparation, and no later than 90 days after the last day of each of the first 3 fiscal quarters of each fiscal year of the Borrowers, Financial Statements showing the combined financial condition and results of operations calculated for the Companies for such fiscal quarter and for the period from the beginning of the then-current fiscal year to, such last day, accompanied by (i) a subscriber count and information regarding the number of homes passed as of the end of such fiscal quarter and (ii) a Compliance Certificate.

(c) Notice, no later than five Business Days after any Company knows or has reason to know of (i) the existence and status of any Litigation, order or judgment for the payment of money, or any warrant of attachment, sequestration, or similar proceeding against the assets of any Company which (individually or collectively) would reasonably be expected to be a Material Adverse Event, (ii) any condition, event, or development which is or would reasonably be expected to be a Material Adverse Event, (iii) a Default or Potential Default specifying the nature thereof and what action any Company has taken, is taking, or proposes to take with respect thereto, (iv) any federal, state, or local Law limiting or controlling the operations of any Company which has been issued or adopted hereafter and which would reasonably be expected to be a Material Adverse Event, (v) the receipt by any Company of notice of any violation or alleged violation of any Environmental Law or Environmental Permit or written notification of any Environmental Liability or potential Environmental Liability, which violation or liability or alleged violation or liability would reasonably be expected, individually or collectively with other such violations or allegations, to constitute a Material Adverse Event, or
         (vi) (A) any expressed statement in writing on the part of the PBGC of any "prohibited transaction," or (B) the creation of, maintenance of, or acquisition of any Employee Plan by any Company, any Subsidiary thereof, or any ERISA Affiliate of any Company.

(d) Promptly after any of the information or disclosures provided on any of the Schedules delivered pursuant to this Agreement or any Annexes to any of the Collateral Documents becomes outdated or incorrect in any material respect, such revised or updated Schedule(s) or Annex(es) as may be necessary or appropriate to update or correct such information or disclosures; provided that, no deletions may be made to any Annexes describing Collateral in any of the Collateral Documents except as otherwise permitted by the Loan Documents or approved by the requisite Lenders.

(e) Promptly upon request therefor by the Administrative Agent or any Lender, such information (not otherwise required to be furnished under the Loan Documents) respecting the business affairs, assets, and liabilities of the Companies, and such opinions, certifications, and documents, in addition to those mentioned in this Agreement, as reasonably requested.

9.4 Inspections. Each Company will permit any Representatives designated by the Administrative Agent or any Lender to visit and inspect the financial records and the properties of the Companies at reasonable times and as often as reasonably requested and to make extracts from and copies of such financial records, and permit any Representatives designated by the Administrative Agent or any Lender to discuss the affairs, finances, and condition of the Companies with the officers thereof and independent accountants therefor (it being understood that the Borrowers shall be entitled to be present at any meeting scheduled between such independent accountants and the Administrative Agent or a Lender to discuss the affairs, finances, and condition of the Companies, but the Borrowers' failure to attend any such meeting of which it has received at least three Business Days notice shall not preclude any such meeting from taking place).

9.5 Taxes. Each Company (a) shall (and shall cause each of its Subsidiaries to) promptly pay when due any and all Taxes other than Taxes the applicability, amount, or validity of which is being contested in good faith by lawful proceedings diligently conducted, and against which reserve or other provision required by GAAP has been made, and in respect of which levy and execution of any Lien securing same have been and continue to be stayed, and (b) shall not, directly or indirectly, use any portion of the proceeds of any Borrowing to pay the wages of employees unless a timely payment to or deposit with the appropriate Governmental Authorities of all amounts of Tax required to be deducted and withheld with respect to such wages is also made.

9.6      Payment of Obligations.

(a) Borrowers shall pay the Obligation in accordance with the terms and provisions of the Loan Documents. The Borrowers shall be jointly and severally liable for the Obligation. Notwithstanding any contrary provision, it is the intention of the Borrowers, the Lenders, and the Administrative Agent that the amount of the Obligation for which any Borrower is liable shall be, but not in excess of, the maximum amount permitted by fraudulent conveyance, fraudulent transfer, or similar Laws applicable to such Borrower. Accordingly, notwithstanding anything to the contrary contained in this Agreement or any other agreement or instrument executed in connection with the payment of any of the Obligation, the amount of the Obligation for which any Borrower is liable shall be limited to an aggregate amount equal to the largest amount that would not render such Borrower's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provision of any applicable state Law.

(b) Each Company (i) shall promptly pay (or renew and extend) all of its material obligations as the same become due (unless such obligations (other than the Obligation) are being contested in good faith by appropriate proceedings and against which reserves or other provision required by GAAP has been made), and (ii) except as permitted in
         Section 9.20(i) and (j), shall not (A) make any voluntary prepayment of principal of, or interest on, any other Debt (other than the Obligation) in excess of $25,000,000 in the aggregate from the Closing Date, provided that prepayment of any Affiliate Indebtedness or Subordinated Debt must be permitted by Section 9.20(i) or (j), and no payment shall result in a Default or Potential Default hereunder, or
         (B) use proceeds from the Facilities or any Discretionary Loan to make any voluntary prepayment of principal of, or interest on, or sinking fund payment in respect of any Debt of any Company or Subsidiary thereof.

(c) Except as permitted in Section 9.20(i) and (j), no Company shall make any payment on any Subordinated Debt when it violates the subordination provisions thereof or results in a Default or Potential Default hereunder.

9.7 Maintenance of Existence, Assets, and Business. Except as otherwise permitted by Sections 9.20(g), (h), (i), and (j), 9.24 or 9.33, each Company shall at all times: (a) maintain its existence and good standing in the jurisdiction of its organization and its authority to transact business in all other jurisdictions where the failure to so maintain its authority to transact business would reasonably be expected to be a Material Adverse Event; and (b) keep all of its assets which are useful in and necessary to its business in good working order and condition (ordinary wear and tear excepted) and make all necessary repairs thereto and replacements thereof, where the failure to so renew, extend, or continue in effect would reasonably be expected to be a Material Adverse Event.

9.8 Insurance. The Companies shall, at their cost and expense, maintain with financially sound, responsible, and reputable insurance companies or associations insurance covering its properties and business against such risks, in such amounts, and with no greater risk retention as are customarily maintained, insured, or retained by companies of established repute engaged in the same or similar business as the Companies. Upon the request of the Administrative Agent, the Borrowers will furnish to the Lenders information presented in reasonable detail as to the insurance so carried.

9.9 Preservation and Protection of Rights. Each Loan Party shall (and shall cause each Restricted Subsidiary thereof to) perform such acts and duly authorize, execute, acknowledge, deliver, file, and record any additional agreements, documents, instruments, and certificates as the Administrative Agent or Required Lenders may reasonably deem necessary or appropriate in order to preserve and protect the Rights of the Administrative Agent and the Lenders under any Loan Document.

9.10 Employee Benefit Plans. No Company, Restricted Subsidiary thereof, or ERISA Affiliate of any Company shall, directly or indirectly, engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) which would be a Material Adverse Event, or (without notice to the Administrative Agent and execution of appropriate amendments to the Loan Documents) maintain, create, or participate in any Employee Plan other than as set forth on Schedule 8.10.

9.11 Environmental Laws. Each Company shall (and shall cause each Subsidiary thereof to) (a) use commercially reasonable efforts to conduct its business so as to comply with all applicable Environmental Laws and shall promptly take corrective action to remedy any non-compliance with any Environmental Law except to the extent such failure to comply or take corrective action would not reasonably be expected to be a Material Adverse Event, (b) promptly investigate and remediate any known Release or threatened Release of any Hazardous Substance on any property owned by any Company or at any facility operated by any Company to the extent and degree required pursuant to applicable Environmental Laws except to the extent such failure to perform such investigation or remediation would not reasonably be expected to be a Material Adverse Event; and (c) appropriately monitor compliance with applicable Environmental Laws and minimize financial and other risks to each Company arising under applicable Environmental Laws or as a result of environmentally-related injuries to Persons or property; provided that no Company shall be required to undertake any remedial action to the extent that any applicable obligation to do so is being contested in good faith and by proper proceedings and appropriate reserves are being maintained with respect to such circumstances.

9.12 Debt and Guaranties. No Borrower shall, nor shall any Borrower permit any of its Restricted Subsidiaries to, directly or indirectly, create, incur, or suffer to exist any direct, indirect, fixed, or contingent liability for any Debt, other than:

(a)      The Obligation and Guaranties thereof;

(b)      Debt between Companies;

(c) Deferred Management Fees which have been subordinated to the Obligation pursuant to the Management Fee Subordination Agreement;

(d) Debt incurred or assumed by any Company for the purpose of financing all or any part of the cost of any asset (including Capital Leases) and renewals, extensions, amendments, and modifications of such Debt, so long as (i) the aggregate amount of such Debt (together with any and all amendments, modifications, or refinancings thereof) does not exceed $150,000,000 at any time outstanding and (ii) no Default or Potential Default then exists or arises as a result of such Debt incurrence;

(e)      Subject to the provisions of Section 9.26, Affiliate Indebtedness; and

(f)      Debt of the Companies existing on the Closing Date and described on
         Schedule 9.12, together with all renewals, extensions, amendments, modifications, and refinancings thereof, so long as (x) the principal amount of any refinanced Debt shall not exceed the principal amount of the Debt being refinanced immediately prior to giving effect to any such refinancing; and (y) no Default or Potential Default exists or arises as a result of any such renewal, extension, amendment, modification, or refinancing.

9.13 Liens. No Borrower shall, nor shall any Borrower cause or permit any of its Restricted Subsidiaries to, directly or indirectly, (a) enter into or permit to exist any arrangement or agreement which directly or indirectly prohibits any Company from creating or incurring any Lien on any of its assets, other than the Loan Documents, or (b) create, incur, or suffer or permit to be created or incurred or to exist any Lien upon any of its assets, except:

(i) Liens securing the Obligation, and so long as the Obligation is ratably secured therewith, Liens securing Debt incurred by any Company under any Financial Hedge relating to the Principal Debt with any Lender or an Affiliate of any Lender;

(ii) Pledges or deposits made to secure payment of worker's compensation, or to participate in any fund in connection with worker's compensation, unemployment insurance, pensions, or other social security programs, but expressly excluding any Liens in favor of the PBGC or otherwise under ERISA;

(iii) Good-faith pledges or deposits made to secure performance of bids, tenders, insurance or other contracts (other than for the repayment of borrowed money), or leases, or to secure statutory obligations, surety or appeal bonds, or indemnity, performance, or other similar bonds as all such Liens arise in the ordinary course of business;

(iv) Encumbrances consisting of zoning restrictions, easements, or other restrictions on the use of real property, none of which impairs in any material respect the use of such property by the Person in question in the operation of its business, and none of which is violated by existing or proposed structures or land use;

(v) Liens of landlords or of mortgagees of landlords, arising solely by operation of law, on fixtures and movable property located on premises leased in the ordinary course of business;

(vi) Liens of carriers, warehousemen, mechanics, materialmen, repairmen, landlords, or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith and by appropriate proceedings;

(vii) The following, so long as the validity or amount thereof is being contested in good faith and by appropriate and lawful proceedings diligently conducted, reserve or other appropriate provisions (if any) required by GAAP shall have been made, levy and execution thereon have been stayed and continue to be stayed, and they do not in the aggregate materially detract from the value of the property of the Person in question, or materially impair the use thereof in the operation of its business: (i) claims and Liens for Taxes (other than Liens relating to Environmental Laws or ERISA); (ii) claims and Liens upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute of the merits; and (iii) claims and Liens of mechanics, materialmen, warehousemen, carriers, landlords, or other like Liens;

(viii) Liens securing Permitted Debt incurred pursuant to Section 9.12(d) or set forth on Item 1 of Schedule 9.12, so long as any such Lien does not extend to any asset other than the asset purchased or financed by such Debt;

(ix) Liens of utilities incurred in the ordinary course of business on cables and other property affixed to transmission poles pursuant to Pole Agreements or Pole Rental Leases;.

(x) Liens arising from UCC financing statements and similar documents filed on a precautionary basis in respect of operating leases intended by the parties to be true leases (other than any such leases entered into in violation of this Agreement);

(xi) Liens in favor of customs and revenue authorities arising as a matter of Law to secure payment of customs duties in connection with the importation of goods;

(xii) Liens upon shares of stock or other ownership interests held by the Companies in Unrestricted Subsidiaries;

(xiii)            Liens for Taxes not yet due and payable;

(xiv) Liens arising out of judgments or awards (other than any judgment that is described in Section 10.4 which constitutes a Default thereunder) in respect of which any Borrower or any of its Restricted Subsidiaries shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided any Borrower or (as applicable) any of its Restricted Subsidiaries, shall have set aside on its books adequate reserves, in accordance with GAAP, with respect to such judgment or award to the extent the same is not covered by insurance;

(xv) Leases or subleases granted in the ordinary course of business to others that do not materially interfere with the business of the Companies; and

(xvi) Liens identified in Schedule 9.13(xvi), provided that the Agents shall have received appropriately completed termination statements or a "pay-off letter" satisfactory to them from the secured party of such Liens pursuant to which that secured party agrees such Liens are discharged.

9.14 Transactions with Affiliates. No Company shall (a) enter into any material transaction with any of its Affiliates (excluding transactions among or between Companies), other than (i) transactions in the ordinary course of business and upon fair and reasonable terms not materially less favorable than such Company could obtain or could become entitled to in an arm's-length transaction with a Person that was not its Affiliate, and (ii) the Management Agreement.

9.15 Compliance with Laws and Documents. No Company shall violate the provisions of any Laws (including ERISA) applicable to it, including all rules and regulations promulgated by the FCC or any Franchisee, or any material written or oral agreement, contract, commitment, or understanding to which it is a party, if such violation alone, or when aggregated with all other such violations, would be a Material Adverse Event; no Company shall violate the provisions of its charter, bylaws, partnership agreement, or other organizational documents.

9.16 Acquisitions, Subsidiary Guaranties, and Collateral Documents. The Borrowers shall cause each Person that becomes a Restricted Subsidiary of any Company after the Closing Date (whether as a result of acquisition, merger, creation, or otherwise), (a) to execute a Guaranty on the date such Person becomes a Restricted Subsidiary of a Company and promptly deliver (but in no event later than 10 days following consummation of such creation, acquisition, or merger) such Guaranty to the Administrative Agent and (b) to execute and deliver to the Administrative Agent all required Collateral Documents (in form and substance acceptable to the Administrative Agent) creating Liens in favor of the Administrative Agent as required pursuant to Section 6.3. Prior to any Company becoming a Material Obligor, such Company and any Person pledging the Capital Securities of such Company shall deliver Lien searches in the name of each Material Obligor in each state or jurisdiction under the Laws of which such Material Obligor is formed or organized, as applicable, where each Material Obligor maintains its principal place of business or residence, as applicable, or where the Franchisees of the Franchises held by such Material Obligor are located, showing no financing statements or other Lien instruments of record except for Permitted Liens or, in the case of the Parents, not related to the Collateral.

9.17 Assignment. Except as otherwise permitted by Sections 9.20(g), (h), (i) and
(j), 9.22, or 9.24, no Company shall assign or transfer any of its Rights, duties, or obligations under any of the Loan Documents.

9.18 Fiscal Year and Accounting Methods. No Company will change its fiscal year for book accounting purposes or its method of accounting, other than (a) immaterial changes in methods or as required by GAAP, or (b) in connection with an Acquisition, such changes to the newly-acquired Person so as to conform its fiscal year and its method of accounting to those of the Companies.

9.19 Government Regulations. No Loan Party will conduct its business in such a way that it will become subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, or any other Law (other than Regulations T, U, and X of the Board of Governors of the Federal Reserve System and the requirements of the FCC or any Franchisee) which regulates the incurrence of Debt.

9.20 Investments and Restricted Payments. No Company shall, directly or indirectly, declare, make, or pay any Investment or Restricted Payment, other than:

(a)      Investments in Cash Equivalents;

(b) Loans or advances made in the ordinary course of business not to exceed $15,000,000 in the aggregate for all Companies at any time outstanding;

(c)      Permitted Acquisitions;

(d)      Investments in Restricted Subsidiaries;

(e) Financial Hedges purchased by any Company to the extent permitted by, and purchased and maintained in compliance with, the Loan Documents;

(f) Distributions declared, made, or paid by any Borrower wholly in the form of its Capital Securities;

(g)      Distributions by any Loan Party to any Borrower or any other Company;

(h) Loans, advances, extensions of credit, capital contributions, and other investments in or between Companies;

(i) Investments and Restricted Payments, so long as no Default or Potential Default exists or arises as a result thereof and, after giving effect to any such Investment or Restricted Payment, the Leverage Ratio is less than 5.5 to 1.0;

(j) Restricted Payments made with the proceeds of one or more Discretionary Loan Subfacilities, in an amount not to exceed $400,000,000, so long as (i) no Default or Potential Default exists or arises as a result thereof, (ii) prior to the making of such Restricted Payment, the Borrowers deliver a Compliance Certificate to the Administrative Agent demonstrating pro forma compliance with the financial covenants hereunder after giving effect to such Restricted Payment and (iii) the proceeds of the Restricted Payment are used to repay Affiliate Indebtedness incurred in connection with the contribution or other transfer or assignment, as the case may be, of the assets or Capital Securities of Adelphia GS Cable, LLC, a Delaware limited liability company and GS Cable LLC, a Maryland limited liability company to the applicable Borrowers and their Restricted Subsidiaries.

(k) Investments and Restricted Payments in an amount not to exceed the sum of (i) the aggregate amount of Capital Contributions made to the Companies after the Closing Date (excluding any Capital Contributions used to pay Management Fees pursuant to Section 9.29) plus (without duplication) (ii) the aggregate principal amount of Affiliate Indebtedness incurred after the Closing Date, so long as no Default or Potential Default exists or arises as a result therefrom.

         Notwithstanding the foregoing, Restricted Payments and Distributions are permitted hereunder only to the extent that any such Restricted Payment or Distribution is made in accordance with applicable Law and constitutes a valid, non-voidable transaction.

9.21 Restrictions on Subsidiaries. No Company shall enter into or permit to exist any material arrangement or agreement (other than the Loan Documents) which directly or indirectly prohibits any such Person from (a) declaring, making, or paying, directly or indirectly, any Distribution to such Company, (b) paying any Debt owed to any Company, (c) making loans, advances, or investments to any Company, or (d) transferring any of its property or assets to any Company.

9.22 Sale of Assets. No Company shall sell, assign, transfer, or otherwise dispose of any of its assets, other than (a) as permitted by a transaction permitted by Sections 9.20(d), (g), (h), (i), and (j), 9.23, or 9.24; (b) sales of inventory in the ordinary course of business; (c) the sale, discount, or transfer of delinquent accounts receivable in the ordinary course of business for purposes of collection; (d) sales of assets for consideration not less than the fair market value for such assets as determined by the Borrowers using commercially reasonable methods; (e) dispositions of obsolete assets; (f) sale, leases, or other disposition among Companies or from a Guarantor to a Company; and (g) disposition of assets pursuant to Asset Swaps; provided that, concurrently with any Significant Sale, the Borrowers shall make the mandatory prepayments required by Section 3.3(b)(i) and (ii).

9.23 Sale-Leaseback Financings. Other than a sale-leaseback transaction on terms and in form reasonably satisfactory to the Administrative Agent, no Company will enter into any sale-leaseback arrangement with any Person pursuant to which such Company shall lease any asset (whether now owned or hereafter acquired) if such asset has been or is to be sold or transferred by any Company to any other Person. Notwithstanding the foregoing, nothing in this Section 9.23 shall prohibit any Company from entering into any such arrangement to the extent the respective capital lease obligation constitutes Debt and Liens permitted under Sections 9.12(d) and 9.13(b)(viii), respectively.

9.24 Mergers and Dissolutions; Sale of Capital Securities. No Company will, directly or indirectly, merge or consolidate with any other Person, other than
(a) as a result of a Permitted Acquisition, (b) mergers among Wholly-owned Restricted Subsidiaries of the Borrowers or other Restricted Subsidiaries of which the Administrative Agent, for the benefit of the Secured Parties, has a pledge on 100% of the Capital Securities in such Restricted Subsidiary; provided that, in any merger involving any Borrower (including Permitted Acquisitions effected as a merger), a Borrower must be the surviving Person, and, in any merger involving any other Company (including a Permitted Acquisition effected as a merger), a Company must be the surviving Person, or (c) transactions permitted by Section 9.33. No Unrestricted Subsidiary of any Borrower will, directly or indirectly, merge or consolidate with any Borrower or any Restricted Subsidiary of any Borrower. No Loan Party shall liquidate, wind up, or dissolve (or suffer any liquidation or dissolution), other than liquidations, wind ups, or dissolutions incident to mergers permitted under this Section 9.24 or liquidations, wind ups, or dissolutions of Restricted Subsidiaries that hold no Authorizations and own no material assets. No Company may sell, assign, lease, transfer, or otherwise dispose of the Capital Securities of any Restricted Subsidiary of such Person, except for sales, leases, transfers, or other such distributions to another Company and pursuant to Asset Swaps or as permitted by
Section 9.20(g), (h), (i), and (j).

9.25 New Business. No Company will, directly or indirectly, permit or suffer to exist any material change in the type of businesses in which it is engaged from the businesses of the Companies as conducted on the Closing Date or business reasonably related thereto.

9.26 Affiliate Subordination Agreements. The Companies shall, simultaneously with the incurrence of any and all future Debt of any Company owed to any one or more Affiliates, cause the appropriate Affiliate or Affiliates to execute and deliver to the Administrative Agent an Affiliate Subordination Agreement, subordinating the payment of such Debt to the payment of the Obligation.

9.27 Amendments to Documents. No Company shall (a) amend or permit any amendments to any Company's charter, bylaws, partnership agreement, or other organizational documents if such action could adversely affect the Rights of the Lenders, and (b) consent to any modification, supplement, or waiver of any of the provisions of the Management Agreements to the extent such modification, supplement, or waiver would reasonably be expected to be a Material Adverse Event, unless the consent of Required Lenders is received.

9.28     Financial Covenants.  As calculated on a combined basis for the
Companies:

(a) Leverage Ratio. The Borrowers shall never permit the Leverage Ratio as of the last day of any fiscal quarter to be greater than the ratio shown in the table below which corresponds to the applicable date of determination:


                              Period                                        Leverage Ratio
         -------------------------------------------------- -----------------------------------------------
          On and after the Closing Date to and including                      6.25 to 1
                          March 31, 2003
         -------------------------------------------------- -----------------------------------------------

           On and after April 1, 2003, to and including                       6.00 to 1
                        September 30, 2003
         -------------------------------------------------- -----------------------------------------------

          On and after October 1, 2003, to and including                      5.75 to 1
                          March 31, 2004
         -------------------------------------------------- -----------------------------------------------

           On and after April 1, 2004, to and including                       5.50 to 1
                        September 30, 2004
         -------------------------------------------------- -----------------------------------------------

          On and after October 1, 2004, to and including                      5.25 to 1
                          March 31, 2005
         -------------------------------------------------- -----------------------------------------------

           On and after April 1, 2005, to and including                       5.00 to 1
                        September 30, 2005
         -------------------------------------------------- -----------------------------------------------

          On and after October 1, 2005, to and including                      4.75 to 1
                          March 31, 2006
         -------------------------------------------------- -----------------------------------------------

             On and after April 1, 2006 and thereafter                        4.50 to 1]
         -------------------------------------------------- -----------------------------------------------

(b) Pro Forma Debt Service Coverage. The Borrowers shall never permit the ratio of the Annualized Operating Cash Flow to the Pro Forma Debt Service as of the last day of any fiscal quarter to be less than 1.10 to 1 on any date of determination; provided, however, that if the Leverage Ratio is below 3.5 to 1 at such date of determination, this test shall not apply.

(c)      Interest Coverage Ratio. The Borrowers shall never permit the ratio of
         (i) Operating Cash Flow to (ii) Interest Expense (for such fiscal quarter), determined as of the last day of the fiscal quarter then ended, to be less than 1.6 to 1 on any date of determination.

9.29 Management Fees. The Borrowers will not, and will not permit any of their Restricted Subsidiaries, to be obligated to pay Management Fees to any Person other than pursuant to the Management Agreements. The Borrowers will not permit the aggregate amount of Management Fees accrued and paid by all Companies during any fiscal quarter to exceed 5% of the gross operating revenue of the Companies for such fiscal quarter; provided that in no event shall any Company pay any Management Fees (a) to any Person other than to the Manager pursuant to the Management Agreements, (b) if at the time of such payment, or after giving effect thereto, any Default or Potential Default shall have occurred and be continuing, or (c) in any circumstance where such payment is not permitted by the Management Fee Subordination Agreement. Any Management Fees which may not be paid as a result of the limitations set forth in the forgoing provisions of this Section 9.29 shall be deferred and shall not be payable, until the principal of and interest on the Obligation shall have been paid in full and the Revolver Commitment and all Discretionary Revolver Commitments shall have terminated. Notwithstanding the foregoing, on and after the occurrence and during the continuation of a Default or Potential Default, the Companies may pay Management Fees (including Management Fees of the Companies that have accrued but have not been paid) in an amount not to exceed the aggregate amount (if any) of all Capital Contributions made in cash for the purpose of funding such Management Fees.

9.30 Authorizations. Each Company shall, and shall cause each of its Restricted Subsidiaries to, continue to comply with the terms of all Authorizations to which it is subject, and shall do, and cause each of its Restricted Subsidiaries to do, everything necessary or desirable to maintain the Authorizations in good standing, to prevent the termination or forfeiture of the Authorizations and to ensure that the Authorizations are renewed upon their respective times of expiry on at least as favourable terms as the terms on which they were or are originally granted, except to the extent that any such failure to comply with the terms of such Authorizations, to maintain such Authorizations or to prevent the termination or forfeiture of such Authorizations would not reasonably be expected to be a Material Adverse Event.

9.31 Unrestricted Subsidiaries. So long as no Default or Potential Default exists or arises as a result thereof, the Borrowers may from time to time change the designation of any Subsidiary from a "Restricted Subsidiary" to an "Unrestricted Subsidiary" or vice versa; provided that, such designation shall not be effective unless (a) any Subsidiary designated as an "Unrestricted Subsidiary" satisfies all the requirements of an "Unrestricted Subsidiary" as set forth in the definition of "Unrestricted Subsidiary" in Section 1.1 hereof;
(b) the Borrowers shall deliver to the Administrative Agent notice of such designation which notice (i) shall be delivered no later than 10 Business Days prior to such designation, (ii) shall include a Compliance Certificate demonstrating pro forma compliance with the financial covenants hereunder after giving effect to such designation, and (iii) shall confirm that no Default or Potential Default exists or arises as a result of such designation; and (c) each Subsidiary designated as a Restricted Subsidiary shall execute and deliver the Collateral Documents required by Section 6.3 hereof.

9.32 Minority Pledge Agreements. As soon as possible but in any event no later than 60 days following the Closing Date, the Borrowers shall cause the appropriate Persons (other than as provided in Section 6.2) to deliver Minority Pledge Agreements, executed by each Minority Pledgor, and delivered to the Administrative Agent, as secured party on behalf of the Lenders, granting and creating Liens in favor of the Lenders in and to the 100% of the issued and outstanding Capital Securities of each Restricted Subsidiary and the Borrower, as applicable, owned by such Minority Pledgor, together with (i) one or more financing statements, executed and delivered by each Minority Pledgor, as debtor, in favor of the Administrative Agent, as secured party on behalf of the Lenders, covering all such Collateral, and (ii) delivery to the Administrative Agent of all Pledged Shares (as such term is defined in the Minority Pledge Agreement), together with executed blank stock powers for each Pledged Share certificate delivered, all in form acceptable to the Agents.

9.33 Conditions to Release of a Borrower, etc. Notwithstanding any other term of this Agreement to the contrary, ACWC and its Subsidiaries shall be released and shall no longer have rights under this Agreement and the Loan Documents, nor will the Operating Cash Flow or assets of ACWC be included in the calculation of any financial (or other) covenants under any Loan Document upon and after the consummation of an Asset Swap or disposition (including by merger, sale of Capital Securities or other) of, or the making of a Restricted Payment of, the Capital Securities of ACWC, but only if ACWC shall (a) repay in full the entire unpaid principal amount of its outstanding Borrowings, if any, (b) cash collateralize (on terms reasonably satisfactory to the Administrative Agent) all LCs issued for its account or the account of any of its Subsidiaries, (c) pay in full all reasonable costs and expenses (including attorneys' fees as well as those costs and expenses set forth in Section 4.5) incurred in connection with its release hereunder, (d) pursuant to Section 13.5, acknowledge and confirm that certain of the provisions of this Agreement shall, notwithstanding ACWC's release hereunder, be continuing obligations and shall survive such release, and deliver a Release Certificate to the Administrative Agent and (e) comply with
Section 3.3(b).

9.34 Conditions to Adding an Additional Borrower. The Borrowers may from time to time designate a Person to become an Additional Borrower hereunder and such Person shall be a "Borrower" hereunder upon the satisfaction of the following terms and conditions:

(a) no Default shall have occurred and be continuing immediately before or after giving effect to such designation;

(b) such Additional Borrower shall be organized or incorporated under the laws of the Unites States or a state thereof;

(c) such Additional Borrower shall execute and deliver to the Administrative Agent a Joinder Agreement;

(d) such Additional Borrower is engaged in the business of owning and/or operating CATV Systems;

(e) the owner(s) of such Additional Borrower's Capital Securities shall, and such Additional Borrower shall, pledge (or caused to be pledged) to the Administrative Agent for the benefit of the Secured Parties pursuant to a Pledge Agreement all of the issued and outstanding Capital Securities of such Additional Borrower and of each of its direct and indirect Restricted Subsidiaries, and the Administrative Agent shall have received, with counterparts for each Lender, the applicable Pledge Agreement, duly executed and delivered by a Responsible Officer of such Additional Borrower, each Minority Owner (as applicable) and each Restricted Subsidiary that has Restricted Subsidiaries, as applicable, together with confirmation and evidence satisfactory to the Administrative Agent that the security interest in the Capital Securities of such Additional Borrower and each of its Restricted Subsidiaries has been transferred to and perfected by the Administrative Agent for the benefit of the Secured Parties in accordance with Articles 8 and 9 of the UCC and all Laws otherwise applicable to the perfection of the pledge of such Capital Securities, and the Administrative Agent and its counsel shall be satisfied that the Lien granted to the Administrative Agent, for the benefit of the Secured Parties in the collateral described above is a first priority security interest; and no Lien exists on any of the Collateral described above other than the Lien created in favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to a Loan Document;

(f) such Additional Borrower shall and shall cause each of its Restricted Subsidiaries to execute and deliver to the Administrative Agent a supplement to the Guaranty in form and substance satisfactory to the Administrative Agent;

(g) the Administrative Agent shall have received copies of the type of documentation, as applicable required in Section 7.1 as it relates to such Additional Borrower and its Restricted Subsidiaries except as otherwise provided in this Section;

(h) the Administrative Agent shall have received a Compliance Certificate demonstrating pro forma compliance with the financial covenants hereunder after giving effect to such designation; and

(i) the Administrative Agent shall have received a certificate in form and substance satisfactory to the Administrative Agent pursuant to which such Additional Borrower will certify to the Secured Parties, among other things, that the representations set forth in Section 8 are true and correct in all material respects for such Additional Borrower and its Subsidiaries (except to the extent that (i) the representations and warranties speak to a specific date or (ii) the facts on which such representations and warranties are based have been changed by transactions permitted by the Loan Documents).

SECTION 10 DEFAULT. The term "Default" means the occurrence of any one or more of the following events:

10.1 Payment of Obligation. The failure or refusal of any Loan Party to pay (a) all or any part of the Principal Debt when the same becomes due (whether by its terms, by acceleration, or as otherwise provided in the Loan Documents); or (b) interest, fees, or any other part of the Obligation (including any deposit of cash collateral required pursuant to Section 2.3(g)) within three Business Days after the same becomes due and payable in accordance with the Loan Documents.

10.2 Covenants. The failure or refusal of the Borrowers (and, if applicable, any other Loan Party) to punctually and properly perform, observe, and comply with:

(a) Any covenant, agreement, or condition contained in Sections 9.1, 9.4, 9.10, 9.12, 9.13, 9.14, 9.16, 9.17, 9.19 through 9.24, 9.26, 9.28, and
         9.29; and

(b) Any other covenant, agreement, or condition contained in any Loan Document (other than the covenants to pay the Obligation or provide cash collateral set forth in Section 10.1), and such failure or refusal continues for 30 days after (i) the Administrative Agent gives notice thereof, or (ii) any Borrower otherwise becomes aware of such failure or refusal.

10.3 Debtor Relief. Any Company (a) fails to pay its Debts generally as they become due, (b) voluntarily seeks, consents to, or acquiesces in the benefit of any Debtor Relief Law, other than as a creditor or claimant, or (c) becomes a party to or is made the subject of any proceeding provided for by any Debtor Relief Law, other than as a creditor or claimant, that could suspend or otherwise adversely affect the Rights of the Administrative Agent or any Lender granted in the Loan Documents (unless, in the event such proceeding is involuntary, the petition instituting same is dismissed within 60 days after its filing).

10.4 Judgments and Attachments. Any Company fails, within 60 days after entry, to pay, bond, or otherwise discharge any judgment or order for the payment of money in excess of (individually or collectively) $25,000,000 (exclusive of any amounts fully covered by insurance, less any applicable deductible, and as to which the insurer has acknowledged its responsibility to cover such judgment or order) or any warrant of attachment, sequestration, or similar proceeding is issued against any of its assets having a value (individually or collectively) of $25,000,000 which is not stayed on appeal.

10.5 Misrepresentation. Any representation or warranty made by any Loan Party contained herein or in any Loan Document shall at any time prove to have been incorrect in any material respect when made.

10.6     Change of Control.  A Change of Control has occurred.

10.7 Authorizations. One or more Authorizations relating to the CATV Systems of the Companies shall be terminated or revoked such that such Company is no longer able to operate one or more of its CATV Systems and retain the revenue received therefrom or such Company or the grantors of such Authorizations shall fail to renew such Authorizations at the stated expiration thereof such that such Company is no longer able to operate one or more of its CATV Systems and retain the revenue received therefrom, and the effect of the foregoing, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

10.8 Default Under Other Debt and Agreements. (a) Any Company fails to pay when due (after lapse of any applicable grace periods) any Debt of such Company (other than the Obligation) in excess (individually or collectively) of $25,000,000; or (b) the acceleration of any Debt of any Company, the principal amount of which Debt exceeds (individually or collectively) $25,000,000.

10.9 LCs. Any Issuing Lender shall have been served with, or becomes otherwise subject to, a court order, injunction, or other process or decree restraining or seeking to restrain it from paying any amount under any LC and either (a) there has been a drawing under such LC which any Issuing Lender would otherwise be obligated to pay and the Borrowers have refused or failed to reimburse such Issuing Lender for such payment or (b) the expiration date of such LC has occurred but the right of any beneficiary thereunder to draw under such LC has been extended past the expiration date in connection with the pendency of the related court action or proceeding and the Borrowers have failed to deposit with the Administrative Agent cash collateral in an amount equal to the maximum drawing which could be made under such LC.

10.10 Validity and Enforceability of Loan Documents. (a) Any Loan Document shall, at any time after its execution and delivery and for any reason, cease to be in full force and effect in any material respect or be declared to be null and void (other than in accordance with the terms hereof or thereof) or the validity or enforceability thereof be contested by any Loan Party which is a party thereto or any Loan Party shall deny in writing that it has any or any further liability or obligations under any Loan Document to which it is a party; or (b) the Administrative Agent ceases to hold as Collateral (for the benefit of the Secured Parties) a perfected first priority Lien on all of the issued and outstanding Capital Securities of the Borrowers and each other Person whose Capital Securities are required to be pledged to secure the Obligation pursuant to the Loan Documents, and such failure is not cured within five Business Days.

SECTION 11        RIGHTS AND REMEDIES.

11.1     Remedies Upon Default.

(a) Debtor Relief. If a Default exists under Section 10.3(b) or 10.3(c), the commitment to extend credit hereunder shall automatically terminate and the entire unpaid balance of the Obligation shall automatically become due and payable without any action or notice of any kind whatsoever, and the Borrowers shall be required to provide cash collateral in an amount equal to 100% of the LC Exposure then existing in accordance with Section 2.3(g).

(b) Other Defaults. If any Default exists, the Administrative Agent may (and, subject to the terms of Section 12, shall upon the request of Required Lenders) or Required Lenders may, do any one or more of the following: (i) if the maturity of the Obligation has not already been accelerated under Section 11.1(a), declare the entire unpaid balance of the Obligation, or any part thereof, immediately due and payable, whereupon it shall be due and payable; (ii) terminate the commitments of the Lenders to extend credit hereunder; (iii) reduce any claim to judgment; (iv) to the extent permitted by Law, exercise (or request each Lender to, and each Lender shall be entitled to, exercise) the Rights of offset or banker's Lien against the interest of each Loan Party in and to every account and other property of any Loan Party which are in the possession of the Administrative Agent or any Lender to the extent of the full amount of the Obligation (to the extent permitted by Law, each Loan Party being deemed directly obligated to each Lender in the full amount of the Obligation for such purposes);
         (v) if the maturity of the Obligation has not already been accelerated under Section 11.1(a), demand the Borrowers to provide cash collateral in an amount equal to 100% of the LC Exposure then existing in accordance with Section 2.3(g); and (vi) exercise any and all other legal or equitable Rights afforded by the Loan Documents, the Laws of the State of New York, or any other applicable jurisdiction as the Administrative Agent or Required Lenders (as the case may be) shall deem appropriate, or otherwise, including the Right to bring suit or other proceedings before any Governmental Authority either for specific performance of any covenant or condition contained in any of the Loan Documents or in aid of the exercise of any Right granted to the Administrative Agent or any Lender in any of the Loan Documents.

11.2 Company Waivers. To the extent permitted by Law, the Loan Parties hereby waive presentment and demand for payment, protest, notice of intention to accelerate, notice of acceleration, and notice of protest and nonpayment, and agree that their respective liability with respect to the Obligation (or any part thereof) shall not be affected by any renewal or extension in the time of payment of the Obligation (or any part thereof), by any indulgence, or by any release or change in any security for the payment of the Obligation (or any part thereof).

11.3 Performance by the Administrative Agent. If any covenant, duty, or agreement of any Loan Party is not performed in accordance with the terms of the Loan Documents, after the occurrence and during the continuance of a Default, the Administrative Agent may, at its option (but subject to the approval of Required Lenders), perform or attempt to perform such covenant, duty, or agreement on behalf of such Loan Party. In such event, any amount expended by the Administrative Agent in such performance or attempted performance shall be payable by the Loan Parties, jointly and severally, to the Administrative Agent on demand, shall become part of the Obligation, and shall bear interest at the Default Rate from the date of such expenditure by the Administrative Agent until paid. Notwithstanding the foregoing, it is expressly understood that the Administrative Agent does not assume, and shall never have, except by its express written consent, any liability or responsibility for the performance of any covenant, duty, or agreement of any Loan Party.

11.4 Delegation of Duties and Rights. The Lenders may perform any of their duties or exercise any of their Rights under the Loan Documents by or through their respective Representatives.

11.5 Not in Control. Nothing in any Loan Document shall, or shall be deemed to
(a) give any Agent or any Lender the Right to exercise control over the assets (including real property), affairs, or management of any Loan Party or any Subsidiary thereof, (b) preclude or interfere with compliance by any Loan Party or any Subsidiary thereof with any Law, or (c) require any act or omission by any Loan Party or any Subsidiary thereof that may be harmful to Persons or property. Any "Material Adverse Event" or other materiality qualifier in any representation, warranty, covenant, or other provision of any Loan Document is included for credit documentation purposes only and shall not, and shall not be deemed to, mean that any Agent or any Lender acquiesces in any non-compliance by any Loan Party or any Subsidiary thereof with any Law or document, or that any Agent or any Lender does not expect the Loan Parties and their respective Subsidiaries to promptly, diligently, and continuously carry out all appropriate removal, remediation, and termination activities required or appropriate in accordance with all Environmental Laws. The Agents and the Lenders have no fiduciary relationship with or fiduciary duty to any Loan Party or any Subsidiary thereof arising out of or in connection with the Loan Documents, and the relationship between the Agents and the Lenders, on the one hand, and Loan Parties and their Subsidiaries, on the other hand, in connection with the Loan Documents is solely that of debtor and creditor. The power of the Agents and the Lenders under the Loan Documents may be exercised in a manner calculated by the Agents and the Lenders in their respective good faith business judgment.

11.6 Course of Dealing. The acceptance by the Administrative Agent or the Lenders at any time and from time to time of partial payment on the Obligation shall not be deemed to be a waiver of any Default then existing. No waiver by the Administrative Agent, Required Lenders, or the Lenders of any Default shall be deemed to be a waiver of any other then-existing or subsequent Default. No delay or omission by the Administrative Agent, Required Lenders, or the Lenders in exercising any Right under the Loan Documents shall impair such Right or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Documents or otherwise.

11.7 Cumulative Rights. All Rights available to the Administrative Agent and the Lenders under the Loan Documents are cumulative of and in addition to all other Rights granted to the Administrative Agent and the Lenders at law or in equity, whether or not the Obligation is due and payable and whether or not the Administrative Agent or the Lenders have instituted any suit for collection, foreclosure, or other action in connection with the Loan Documents.

11.8 Application of Proceeds. Any and all proceeds ever received by the Administrative Agent or the Lenders from the exercise of any Rights pertaining to the Obligation shall be applied to the Obligation in the order and manner set forth in Section 3.10.

11.9 Certain Proceedings. Each Loan Party will promptly execute and deliver, or cause the execution and delivery of, all applications, certificates, instruments, registration statements, and all other documents and papers the Administrative Agent or the Lenders may reasonably request in connection with the obtaining of any consent, approval, registration, qualification, permit, license, or Authorization of any Governmental Authority or other Person necessary or appropriate for the effective exercise of any Rights under the Loan Documents. Because the Loan Parties agree that the Administrative Agent's and the Lenders' remedies at Law for failure of the Loan Parties to comply with the provisions of this Section would be inadequate and that such failure would not be adequately compensable in damages, the Loan Parties agree that the covenants of this Section may be specifically enforced.

11.10 Limitation of Rights. Notwithstanding any other provision of any Loan Document, any action taken or proposed to be taken by the Administrative Agent, any other Agent, or any Lender under any Loan Document which would affect the operational, voting, or other control of any Loan Party, shall be pursuant to
Section 310(d) of the Communications Act, any applicable state Law, and the applicable rules and regulations thereunder and, if and to the extent required thereby, subject to the prior consent of the FCC or any applicable Franchisee.

11.11 Expenditures by the Lenders. The Borrowers shall promptly pay within fifteen (15) Business Days after request therefor (a) all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent and Joint Lead Arrangers and Joint Book Runners, incident to any Loan Document (including the reasonable fees and expenses of counsel to the Administrative Agent and Joint Lead Arrangers and Joint Book Runners in connection with the negotiation, preparation, delivery, execution, coordination and administration of the Loan Documents and any related amendment, waiver, or consent) and (b) all reasonable costs and expenses of the Lenders and the Administrative Agent incurred by the Administrative Agent or any Lender in connection with the enforcement of the obligations of any Loan Party arising under the Loan Documents (including costs and expenses incurred in connection with any workout or bankruptcy) or the exercise of any Rights arising under the Loan Documents (including reasonable attorneys' fees including allocated cost of internal counsel, court costs and other costs of collection), all of which shall be a part of the Obligation and shall bear interest at the Default Rate from the date due until the date repaid.

11.12 INDEMNIFICATION. EACH BORROWER AND EACH OTHER COMPANY (BY EXECUTION OF SUPPLEMENTAL AGREEMENTS TO THE LOAN DOCUMENTS, A GUARANTY, OR COLLATERAL DOCUMENTS) AGREES, JOINTLY AND SEVERALLY, TO INDEMNIFY AND HOLD HARMLESS EACH AGENT, JOINT LEAD ARRANGER, AND EACH LENDER AND EACH OF THEIR RESPECTIVE AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, AND ADVISORS (EACH, AN "INDEMNIFIED PARTY") FROM AND AGAINST ANY AND ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES (INCLUDING ANY ENVIRONMENTAL LIABILITIES), COSTS, AND EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH OR BY REASON OF (INCLUDING IN CONNECTION WITH ANY INVESTIGATION, LITIGATION, OR PROCEEDING OR PREPARATION OF DEFENSE IN CONNECTION THEREWITH) THE LOAN DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE BORROWINGS (INCLUDING ANY OF THE FOREGOING ARISING FROM THE NEGLIGENCE OF THE INDEMNIFIED PARTY), EXCEPT TO THE EXTENT SUCH CLAIM, DAMAGE, LOSS, LIABILITY, COST, OR EXPENSE IS FOUND IN A FINAL, NON-APPEALABLE JUDGMENT BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM SUCH INDEMNIFIED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN THE CASE OF AN INVESTIGATION, LITIGATION, OR OTHER PROCEEDING TO WHICH THE INDEMNITY IN THIS SECTION 11.12 APPLIES, SUCH INDEMNITY SHALL BE EFFECTIVE WHETHER OR NOT SUCH INVESTIGATION, LITIGATION OR PROCEEDING IS BROUGHT BY ANY BORROWER, THEIR DIRECTORS, SHAREHOLDERS OR CREDITORS OR AN INDEMNIFIED PARTY OR ANY OTHER PERSON OR ANY INDEMNIFIED PARTY IS OTHERWISE A PARTY THERETO AND WHETHER OR NOT THE TRANSACTIONS CONTEMPLATED HEREBY ARE CONSUMMATED. EACH BORROWER AND EACH OTHER COMPANY (BY EXECUTION OF A GUARANTY OR COLLATERAL DOCUMENTS) AGREES NOT TO ASSERT ANY CLAIM AGAINST ANY INDEMNIFIED PARTY ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL, OR PUNITIVE DAMAGES ARISING OUT OF OR OTHERWISE RELATING TO THE LOAN DOCUMENTS, ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THE ACTUAL OR PROPOSED USE OF THE PROCEEDS OF THE BORROWINGS. WITHOUT PREJUDICE TO THE SURVIVAL OF ANY OTHER AGREEMENT OF THE COMPANIES HEREUNDER, THE AGREEMENTS AND OBLIGATIONS OF THE COMPANIES CONTAINED IN THIS SECTION 11.12 SHALL SURVIVE THE PAYMENT IN FULL OF THE BORROWINGS AND ALL OTHER AMOUNTS PAYABLE UNDER THE LOAN DOCUMENTS.

SECTION 12        AGREEMENT AMONG LENDERS.

12.1     Administrative Agent.

(a) Appointment of the Administrative Agent. Each Lender hereby appoints Bank of Montreal. (and Bank of Montreal hereby accepts such appointment) as its nominee and agent, in its name and on its behalf:
         (i) to act as nominee for and on behalf of such Lender in and under all Loan Documents; (ii) to arrange the means whereby the funds of the Lenders are to be made available to Borrowers under the Loan Documents;
         (iii) to take such action as may be requested by any Lender under the Loan Documents (when such Lender is entitled to make such request under the Loan Documents and after such requesting Lender has obtained the concurrence of such other the Lenders as may be required under the Loan Documents); (iv) to receive all documents and items to be furnished to the Lenders under the Loan Documents; (v) to timely distribute, and the Administrative Agent agrees to so distribute, to each Lender all material information, requests, documents, and items received from Borrowers under the Loan Documents; (vi) to promptly distribute to each Lender its ratable part of each payment or prepayment (whether voluntary, as proceeds of collateral upon or after foreclosure, as proceeds of insurance thereon, or otherwise) in accordance with the terms of the Loan Documents; (vii) to deliver to the appropriate Persons requests, demands, approvals, and consents received from the Lenders; and (viii) to execute, on behalf of the Lenders, such releases or other documents or instruments as are permitted by the Loan Documents or as directed by the Lenders from time to time; provided, however, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to the Loan Documents or applicable Law.

(b) Resignation of the Administrative Agent. Successor Administrative Agent. The Administrative Agent may resign at any time with or without cause as the Administrative Agent under the Loan Documents by giving not less than 30 days written notice thereof to the Lenders and may be removed as the Administrative Agent under the Loan Documents at any time with cause by the Required Lenders. Should the initial or any successor the Administrative Agent ever cease to be a party hereto or should the initial or any successor the Administrative Agent ever resign or be removed as the Administrative Agent, then the Required Lenders shall elect the successor Administrative Agent from among the Lenders (other than the resigning the Administrative Agent). If no successor Administrative Agent shall have been so appointed by the Required Lenders, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a commercial bank having a combined capital and surplus of at least $1,000,000,000. Upon the acceptance of any appointment as the Administrative Agent under the Loan Documents by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the Rights of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations of Administrative Agent under the Loan Documents, and each Lender shall execute such documents as any Lender may reasonably request to reflect such change in and under the Loan Documents. After any retiring Administrative Agent's resignation or removal as Administrative Agent under the Loan Documents, the provisions of this
         Section 12 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under the Loan Documents.

(c) The Administrative Agent as a Secured Party. Non-Fiduciary. The Administrative Agent, in its capacity as a Secured Party, shall have the same Rights under the Loan Documents as any other Lender and may exercise the same as though it were not acting as the Administrative Agent; and any resignation, or removal of the Administrative Agent hereunder shall not impair or otherwise affect any Rights which it has or may have in its capacity as an individual Secured Party. Each Lender and the Borrowers agree that the Administrative Agent is not a fiduciary for the Lenders or for the Borrowers but simply is acting in the capacity described herein to alleviate administrative burdens for both Borrowers and the Secured Parties, that the Administrative Agent has no duties or responsibilities to the Secured Parties or the Borrowers except those expressly set forth herein, and that Administrative Agents in its capacity as a Secured Party has all Rights of any other Secured Party.

(d) Other Activities of the Administrative Agent. The Administrative Agent and its Affiliates may now or hereafter be engaged in one or more loan, letter of credit, leasing, or other financing transactions with the Borrowers, act as trustee or depositary for the Borrowers, or otherwise be engaged in other transactions with the Borrowers (collectively, the "other activities") not the subject of the Loan Documents. Without limiting the Rights of the Lenders specifically set forth in the Loan Documents, the Administrative Agent and its Affiliates shall not be responsible to account to the Lenders for such other activities, and no Lender shall have any interest in any other activities, any present or future guaranties by or for the account of the Borrowers which are not contemplated or included in the Loan Documents, any present or future offset exercised by the Administrative Agent and its Affiliates in respect of such other activities, any present or future property taken as security for any such other activities, or any property now or hereafter in the possession or control of the Administrative Agent or its Affiliates which may be or become security for the obligations of the Borrowers arising under the Loan Documents by reason of the general description of indebtedness secured or of property contained in any other agreements, documents, or instruments related to any such other activities; provided that, if any payments in respect of such guaranties or such property or the proceeds thereof shall be applied to reduction of the Obligation, then each Lender shall be entitled to share in such application ratably.

12.2 Expenses. Upon demand by the Administrative Agent, each Lender shall pay its ratable portion (determined as of the date reimbursement is sought hereunder) of any reasonable expenses (including court costs, reasonable attorneys' fees, and other costs of collection) incurred by the Administrative Agent in connection with any of the Loan Documents if and to the extent such the Administrative Agent does not receive reimbursement therefor from other sources within 60 days after incurred; provided that, each Lender shall be entitled to receive its ratable portion of any reimbursement for such expenses, or part thereof, which the Administrative Agent subsequently receives from such other sources.

12.3 Proportionate Absorption of Losses. Except as otherwise provided in the Loan Documents, nothing in the Loan Documents shall be deemed to give any Lender any advantage over any other Lender insofar as the Obligation is concerned, or to relieve any Lender from absorbing its ratable portion of any losses sustained with respect to the Obligation (except to the extent such losses result from unilateral actions or inactions of any Lender that are not made in accordance with the terms and provisions of the Loan Documents).

12.4 Delegation of Duties; Reliance. The Administrative Agent may perform any of its duties or exercise any of its Rights under the Loan Documents by or through its Representatives. The Administrative Agent and its Representatives shall (a) be entitled to rely upon (and shall be protected in relying upon) any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telecopy, telegram, telex or teletype message, statement, order, or other documents or conversation believed by it or them to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinion of counsel selected by the Administrative Agent, (b) be entitled to deem and treat each Lender as the owner and holder of the Obligation owed to such Lender for all purposes until, subject to Section 13.12, written notice of the assignment or transfer thereof shall have been given to and received by the Administrative Agent (and any request, authorization, consent, or approval of any Lender shall be conclusive and binding on each subsequent holder, assignee, or transferee of the Obligation owed to such Lender or portion thereof until such notice is given and received), (c) not be deemed to have notice of the occurrence of a Default or Potential Default unless a responsible officer of the Administrative Agent, who handles matters associated with the Loan Documents and transactions thereunder, has received written notice from a Lender or the Borrowers and stating that such notice is a "Notice of Default," and (d) be entitled to consult with legal counsel (including counsel for the Borrowers), independent accountants, and other experts selected by the Administrative Agent and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts.

12.5     Limitation of Liability.

(a) General. None of the Agents or any of their respective Representatives shall be liable for any action taken or omitted to be taken by it or them under the Loan Documents in good faith and reasonably believed by it or them to be within the discretion or power conferred upon it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for fraud, gross negligence, or willful misconduct; and none of the Agents or any of their respective Representatives has a fiduciary relationship with any Lender by virtue of the Loan Documents (provided that, nothing herein shall negate the obligation of the Administrative Agent to account for funds received by it for the account of any Lender).

(b) Non-Discretionary Actions. Indemnification. Unless indemnified to its satisfaction against loss, cost, liability, and expense, neither the Administrative Agent nor any other Agent shall be compelled to do any act under the Loan Documents or to take any action toward the execution or enforcement of the powers thereby created or to prosecute or defend any suit in respect of the Loan Documents. If the Administrative Agent requests instructions from the Lenders or the Required Lenders (as the case may be) with respect to any act or action (including any failure to act) in connection with any Loan Document, the Administrative Agent shall be entitled (but shall not be required) to refrain (without incurring any liability to any Person by so refraining) from such act or action unless and until it has received such instructions. Except where action of the Required Lenders or all the Lenders is required in the Loan Documents, the Administrative Agent may act hereunder in its own discretion without requesting instructions. In no event, however, shall the Administrative Agent or any of its Representatives be required to take any action which it or they determine could incur for it or them criminal or onerous civil liability. Without limiting the generality of the foregoing, no Lender shall have any right of action against the Administrative Agent as a result of the Administrative Agent's acting or refraining from acting hereunder in accordance with the instructions of the Required Lenders (or all the Lenders if required in the Loan Documents).

(c) Independent Credit Decision. Neither the Administrative Agent nor any other Agent shall be responsible in any manner to any Lender or any Participant for, and each Lender represents and warrants that it has not relied upon the Administrative Agent or any other Agent in respect of, (i) the creditworthiness of any Loan Party and the risks involved to such Lender, (ii) the effectiveness, enforceability, genuineness, validity, or the due execution of any Loan Document, (iii) any representation, warranty, document, certificate, report, or statement made therein or furnished thereunder or in connection therewith, (iv) the existence, priority, or perfection of any Lien hereafter granted or purported to be granted under any Loan Document, or (v) observation of or compliance with any of the terms, covenants, or conditions of any Loan Document on the part of any Loan Party. Each Lender agrees to indemnify the Administrative Agent and its Representatives and hold them harmless from and against (but limited to such Lender's Pro Rata Part of) any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, reasonable expenses, and reasonable disbursements of any kind or nature whatsoever which may be imposed on, asserted against, or incurred by them in any way relating to or arising out of the Loan Documents or any action taken or omitted by them under the Loan Documents (including any of the foregoing arising from the negligence of the Administrative Agent or its Representatives), to the extent the Administrative Agent and its Representatives are not reimbursed for such amounts by any Loan Party (provided that, the Administrative Agent and its Representatives shall not have the Right to be indemnified hereunder for its or their own fraud, gross negligence, or willful misconduct).

12.6     Default; Collateral.

(a) Upon the occurrence and continuance of a Default, the Lenders agree to promptly confer in order that Required Lenders or the Lenders (as the case may be) may agree upon a course of action for the enforcement of the Rights of the Lenders; and the Administrative Agent shall be entitled to refrain from taking any action (without incurring any liability to any Person for so refraining) unless and until the Administrative Agent shall have received instructions from Required Lenders. All Rights of action under the Loan Documents and all Rights to the Collateral, if any, hereunder may be enforced by the Administrative Agent and any suit or proceeding instituted by the Administrative Agent in furtherance of such enforcement shall be brought in its name as the Administrative Agent without the necessity of joining as plaintiffs or defendants any other Agent or Lender, and the recovery of any judgment shall be for the benefit of the Lenders subject to the expenses of the Administrative Agent. In actions with respect to any property of the Borrowers, the Administrative Agent is acting for the ratable benefit of each Lender. Any and all agreements to subordinate (whether made heretofore or hereafter) other indebtedness or obligations of the Borrowers to the Obligation shall be construed as being for the ratable benefit of each Secured Party.

(b) Each Lender authorizes and directs the Administrative Agent to enter into the Collateral Documents for the benefit of the Secured Parties. Except to the extent unanimity or a supermajority is required hereunder, each Lender agrees that any action taken by the Required Lenders in accordance with the provisions of the Loan Documents, and the exercise by the Required Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders.

(c) The Administrative Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents.

(d) The Administrative Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by any Loan Party or is cared for, protected, or insured or has been encumbered or that the Liens granted to the Administrative Agent herein or pursuant hereto have been properly or sufficiently or lawfully created, perfected, protected, or enforced, or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure, or fidelity, or to continue exercising, any of the Rights granted or available to the Administrative Agent in this Section 12.6 or in any of the Collateral Documents; it being understood and agreed that in respect of the Collateral, or any act, omission, or event related thereto, the Administrative Agent may act in any manner it may deem appropriate, in its sole discretion, given the Administrative Agent's own interest in the Collateral as one of the Lenders and that the Administrative Agent shall have no duty or liability whatsoever to any Lender, other than to act without gross negligence or willful misconduct.

(e) The Lenders hereby irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral: (i) upon termination of the Total Commitment and payment and satisfaction of the Obligation; (ii) constituting property in which no Loan Party or Parent owned an interest at the time the Lien was granted or at any time thereafter; (iii) upon the sale, transfer, or disposition of Collateral which is expressly permitted pursuant to the Loan Documents, including under Sections 9.20 (i) or (j), 9.22 or 9.33; (iv) as contemplated in
         Section 6.4; or (v) if approved, authorized, or ratified in writing by all necessary the Lenders. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of Collateral pursuant to this Section 12.6.

(f) In furtherance of the authorizations set forth in this Section 12.6, each Lender hereby irrevocably appoints the Administrative Agent its attorney-in-fact, with full power of substitution, for and on behalf of and in the name of each such Lender, (i) to enter into Collateral Documents (including any appointments of substitute trustees under any Collateral Document), (ii) to take action with respect to the Collateral and Collateral Documents to perfect, maintain, and preserve the Lender's Liens, and (iii) to execute instruments of release or to take other action necessary to release Liens upon any Collateral to the extent authorized in Paragraph (e) hereof. This power of attorney shall be liberally, not restrictively, construed so as to give the greatest latitude to the Administrative Agent's power, as attorney, relative to the Collateral matters described in this Section 12.6. The powers and authorities herein conferred on the Administrative Agent may be exercised by the Administrative Agent through any Person who, at the time of the execution of a particular instrument, is an officer of the Administrative Agent. The power of attorney conferred by this Section 12.6(f) is granted for valuable consideration and is coupled with an interest and is irrevocable so long as the Obligation, or any part thereof, shall remain unpaid or the Lenders are obligated to make any Borrowings under the Loan Documents.

12.7 Limitation of Liability. To the extent permitted by Law, (a) neither the Administrative Agent nor any other Agent (acting in their respective agent capacities) shall incur any liability to any other Lender, Agent, or Participant except for acts or omissions resulting from its own fraud, gross negligence or willful misconduct, and (b) neither the Administrative Agent nor any other Agent, Lender, or Participant shall incur any liability to any other Person for any act or omission of any other Lender, Agent, or Participant.

12.8 Relationship of the Lenders. Nothing herein shall be construed as creating a partnership or joint venture among the Agents and the Lenders.

12.9 Benefits of Agreement. None of the provisions of this Section 12 shall inure to the benefit of any Loan Party or any other Person other than the Lenders; consequently, no Loan Party or any other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of any Agent or any Lender to comply with such provisions.

12.10 The Agents. None of the Lenders identified in this Agreement as a "Syndication Agent," "Documentation Agent," "Managing Agent," "Joint Book Runner" or "Joint Lead Arranger" shall have any Rights, powers, obligations, liabilities, responsibilities, or duties under the Loan Documents other than as an Issuing Lender (if applicable) and those applicable to all the Lenders as such. Without limiting the foregoing, none of the Lenders so identified as "Syndication Agent," "Documentation Agent," "Managing Agent, " or "Joint Book Runner" "Joint Lead Arranger" shall have or be deemed to have any fiduciary relationship with any Lender. Any Lender that is identified in this Agreement as a "Syndication Agent," "Documentation Agent," "Managing Agent," "Joint Book Runner" or "Joint Lead Arranger" may voluntarily relinquish its title by giving written notice thereof to the Administrative Agent and the Borrowers. Upon such relinquishments, a successor "Syndication Agent," "Documentation Agent," "Managing Agent," "Joint Book Runner" or "Joint Lead Arranger" may be appointed upon the mutual agreement of the Borrowers and the Administrative Agent.

12.11 Obligations Several. The obligations of the Lenders hereunder are several, and each Lender hereunder shall not be responsible for the obligations of the other Lenders hereunder, nor will the failure of one Lender to perform any of its obligations hereunder relieve the other Lenders from the performance of their respective obligations hereunder.

12.12 Financial Hedges. To the extent any Lender or any Affiliate of a Lender issues a Financial Hedge relating to the Principal Debt and accepts the benefits of the Liens in the Collateral arising pursuant to the Collateral Documents, such Lender (for itself and on behalf of any such Affiliates) agrees (i) to appoint the Administrative Agent, as its nominee and agent, to act for and on behalf of such Lender or Affiliate thereof in connection with the Collateral Documents and (ii) to be bound by the terms of this Section 12; whereupon all references to "Lender" in this Section 12 and in the Collateral Documents shall include, on any date of determination, any Lender or Affiliate of a Lender that is party to a then-effective Financial Hedge relating to the Principal Debt. Additionally, if the Obligation owed to any Lender or Affiliate of a Lender consists solely of Debt arising under a Financial Hedge (such Lender or Affiliate being referred to in this Section 12.12 as an "Hedge Lender"), then such Hedge Lender (by accepting the benefits of any Collateral Documents) acknowledges and agrees that pursuant to the Loan Documents and without notice to or consent of such Hedge Lender: (i) Liens in the Collateral may be released in whole or in part to the extent Liens securing the Principal Debt are released, (ii) all Guaranties may be released; (iii) any Collateral Document may be amended, modified, supplemented, or restated; and (iv) all or any part of the Collateral may be permitted to secure other Debt.

SECTION 13        MISCELLANEOUS.

13.1 Headings. The headings, captions, and arrangements used in any of the Loan Documents are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify, or modify the terms of the Loan Documents, nor affect the meaning thereof.

13.2 Nonbusiness Days. In any case where any payment or action is due under any Loan Document on a day which is not a Business Day, such payment or action may be delayed until the next-succeeding Business Day, but interest and fees shall continue to accrue in respect of any payment to which it is applicable until such payment is in fact made; provided that, if, in the case of any such payment in respect of a Eurodollar Rate Borrowing, the next-succeeding Business Day is in the next calendar month, then such payment shall be made on the next-preceding Business Day.

13.3 Communications. Unless specifically otherwise provided, whenever any Loan Document requires or permits any consent, approval, notice, request, or demand from one party to another, such communication must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answer back is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided, that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or
(d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for each Lender, the Administrative Agent, and other Agents is set forth on
Schedule 2.1, and for each Borrower is the address set forth by each Borrower's signature on the signature page of this Agreement or supplement and for each Guarantor is the address set forth by such Guarantor's signature on the signature page of its Guaranty. A copy of each such communication to the Administrative Agent shall also be sent to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10010 Fax: 212-262-1910, Attn: Andrew Mattei. A copy of each such communication to Borrowers shall also be sent to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219-1410, Attn: Paula Zawadzki.

13.4 Form and Number of Documents. Each agreement, document, instrument, or other writing to be furnished under any provision of the Loan Documents must be in form and substance and in such number of counterparts as may be reasonably satisfactory to the Administrative Agent and its counsel.

13.5 Survival. All covenants, agreements, undertakings, representations, and warranties made in any of the Loan Documents shall survive all closings under the Loan Documents and, except as otherwise indicated, shall not be affected by any investigation made by any party. All Rights of, and provisions relating to, reimbursement and indemnification of the Administrative Agent, any Agent, or any Lender (and any other provision of the Loan Documents that expressly provides for such survival) shall survive termination of this Agreement, payment in full of the Obligation, and any assignment by any Lender.

13.6 GOVERNING LAW. EACH LOAN DOCUMENT (OTHER THAN THE LC, TO THE EXTENT SPECIFIED BELOW AND EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN A LOAN DOCUMENT) WILL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). EACH LC SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LC, OR IF NO LAWS OR RULES ARE DESIGNATED, THE INTERNATIONAL STANDBY PRACTICES (ISP98--INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NUMBER 590 (THE "ISP RULES")) AND, AS TO MATTERS NOT GOVERNED BY THE ISP RULES, THE INTERNAL LAWS OF THE STATE OF NEW YORK. THE LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

13.7 Invalid Provisions. If any provision in any Loan Document is held to be illegal, invalid, or unenforceable, such provision shall be fully severable; the appropriate Loan Document shall be construed and enforced as if such provision had never comprised a part thereof; and the remaining provisions thereof shall remain in full force and effect and shall not be affected by such provision or by its severance therefrom. The Administrative Agent, the Lenders, and each Loan Party which is a party to such Loan Document agree to negotiate, in good faith, the terms of a replacement provision as similar to the severed provision as may be possible and be legal, valid, and enforceable.

13.8 ENTIRETY. THE RIGHTS AND OBLIGATIONS OF EACH LOAN PARTY, THE LENDERS, AND THE AGENTS SHALL BE DETERMINED SOLELY FROM WRITTEN AGREEMENTS, DOCUMENTS, AND INSTRUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN SUCH PARTIES ARE SUPERSEDED BY AND MERGED INTO SUCH WRITINGS. THIS AGREEMENT (AS AMENDED IN WRITING FROM TIME TO TIME) AND THE OTHER WRITTEN LOAN DOCUMENTS EXECUTED BY ANY LOAN PARTY, ANY LENDER, AND/OR ANY AGENT (TOGETHER WITH ALL COMMITMENT LETTERS AND FEE LETTERS AS THEY RELATE TO THE PAYMENT OF FEES AFTER THE CLOSING DATE) REPRESENT THE FINAL AGREEMENT BETWEEN THE LOAN PARTIES, THE LENDERS, AND THE AGENTS, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BY SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN SUCH PARTIES.

13.9 Jurisdiction; Venue; Service of Process. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUING LENDER OR ANY BORROWER IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH BORROWER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AND EXPRESSLY AND IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY, NY 12207 AS ITS AGENT FOR SERVICE OF PROCESS FOR PURPOSES OF ANY ACTION AS TO WHICH IT HAS SUBMITTED TO JURISDICTION AS SET FORTH IN THIS SECTION, AND AGREES THAT SERVICE UPON SUCH AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT SERVICE OF PROCESS UPON ANY BORROWER OR ITS SUCCESSORS AND ASSIGNS, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON IT. EACH BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH BORROWER HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

13.10    Amendments, Consents, Conflicts, and Waivers.

(a) Except as otherwise specifically provided in this Section 13.10 or otherwise in the Loan Documents, (i) this Agreement may only be amended, modified, or waived by an instrument in writing executed jointly by the Borrowers and Required Lenders, and, in the case of any matter affecting the Administrative Agent (except removal of the Administrative Agent as provided in Section 12) by the Administrative Agent, and may only be supplemented by documents delivered or to be delivered in accordance with the express terms hereof, and (ii) the other Loan Documents may only be the subject of an amendment, modification, or waiver if Borrowers and Required Lenders, and, in the case of any matter affecting the Administrative Agent (except as set forth above), such the Administrative Agent, have approved same.

(b) Any amendment to the Loan Documents which purports to change, waive, or modify the amount or timing of the mandatory prepayments required by
         Section 3.3(b) must be approved by the Borrowers and by Supermajority Lenders.

(c) Except as provided in Section 13.10(b), any amendment to or consent or waiver under any Loan Document which purports to accomplish any of the following must be approved by the Borrowers and by each Lender adversely affected thereby, and, in the case of any matter affecting the Administrative Agent, by the Administrative Agent which: (i) postpones or delays any date fixed by the Loan Documents (A) for any payment (other than mandatory prepayments under Section 3.3(b)) of all or any part of the Obligation payable to such Lender or the Administrative Agent or (B) for any reduction of the Revolver Commitment; (ii) reduces the interest rate or decreases the amount of any payment of principal, interest, fees, or other sums payable to the Administrative Agent or any such Lender hereunder (except such reductions as are contemplated by this Agreement); (iii) changes the definition of "Required Lenders", "Supermajority Lenders", Section 13.10(b), or this Section 13.10(c) or any other provisions of the Loan Documents that require the unanimous consent of the Lenders; (iv) changes the order of application of any payment or prepayment set forth in Sections 3.3 and 3.10 in any manner that adversely affects such Lender or the Administrative Agent; or (v) except as otherwise permitted by any Loan Document (including Section 6.4), releases any Guaranty, Collateral, or Loan Party. Without the consent of such Lender, no Lender's "Committed Sum" or "Commitment Percentage" may be increased.

(d) As provided in Section 2.4(e) and (f), any amendment executed to effect the addition of any New Lender and all Supplemental Credit Documents with respect to each Discretionary Loan shall be executed by the Borrowers, the Administrative Agent, and each Discretionary Lender party to the applicable Discretionary Loan.

(e) Any conflict or ambiguity between the terms and provisions of this Agreement and terms and provisions in any other Loan Document shall be controlled by the terms and provisions herein.

(f) No course of dealing nor any failure or delay by the Administrative Agent, any Lender, or any of their respective Representatives with respect to exercising any Right of the Administrative Agent or any Lender hereunder shall operate as a waiver thereof. A waiver must be in writing and signed by the Administrative Agent and requisite Lenders to be effective, and such waiver will be effective only in the specific instance and for the specific purpose for which it is given.

13.11 Multiple Counterparts. The Loan Documents may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes and all of which constitute, collectively, one agreement; but, in making proof of any Loan Document, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that each Lender execute the same counterpart so long as identical counterparts are executed by the Borrowers, each Lender, and the Administrative Agent. This Agreement shall become effective when counterparts hereof shall have been executed by each Lender, the Administrative Agent, and the Borrowers, and delivered to the Administrative Agent or, when the Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that each such party has executed and is delivering to the Administrative Agent a counterpart hereof.

13.12    Successors and Assigns; Assignments and Participations.

(a) This Agreement shall be binding upon, and inure to the benefit of the parties hereto and their respective successors (which shall include in the case of any Lender, any Person resulting from a merger or consolidation) and assigns, except that (i) Borrowers may not, except as otherwise permitted under the Loan Documents, directly or indirectly, assign or transfer, or attempt to assign or transfer, any of their Rights, duties, or obligations under any Loan Documents without the express written consent of all the Lenders, and (ii) except as permitted under this Section, no Lender may transfer, pledge, assign, sell any participation in, or otherwise encumber its portion of the Obligation.

(b) Each Lender and each Issuing Lender may assign to one or more Eligible Assignees all or a portion of its Rights and obligations under the Loan Documents (including all or a portion of its Borrowings and its Notes, to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes); provided, however, that:

(i)      each such assignment shall be to an Eligible Assignee;

(ii) except in the case of an assignment to another Lender, an Affiliate of the assigning Lender or an Approved Fund of any Lender, or in the case of an assignment of all of a Lender's Rights and obligations under the Loan Documents, any such partial assignment under any Facility shall not be less than the following amounts for the Facility indicated (unless the Administrative Agent and, unless a Default or Potential Default has occurred and is continuing, the Borrowers consent thereto (in their sole discretion) in writing which may be evidenced by their acceptance and execution of the related Assignment and Acceptance Agreement):



                                 Facility                          Minimum Partial Assignment
                  --------------------------------------- ----------------------------------------------
                            Revolver Facility             $3,000,000 (inclusive of any concurrent
                                                          assignments under the Term Loan Facility by
                                                          the assigning Lender to the same assignee)
                  --------------------------------------- ----------------------------------------------

                           Term Loan A Facility                            $1,000,000
                  --------------------------------------- ----------------------------------------------

                           Term Loan B Facility                            $1,000,000


                  ; provided that, (x) no partial assignment for any Facility (including any assignment among the Lenders) may result in any Lender holding less than $3,000,000 under the Revolver Facility or $1,000,000 under any Term Loan Facility and (y) minimum assignment amounts and minimum Lender holding levels of any Discretionary Loan shall be set forth in the relevant Supplemental Credit Documents;

(iii) each such assignment by a Lender or Issuing Lender shall be of a proportionate part of all of the assigning Lender's or Issuing Lender's Rights and obligations under this Agreement and the Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes), except that this clause (iii) shall not be construed to prohibit the assignment of a proportionate part of all of the assigning Lender's Rights and obligations in respect of one Facility;

(iv) the parties to such assignment shall deliver an Assignment and Acceptance Agreement substantially in the form of Exhibit F hereto, together with any Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes) subject to such assignment and a processing fee of $3,500 (other than assignments between the Lenders or a Lender and an Affiliate thereof); and

(v) so long as any Lender is an Agent (other than a Managing Agent) under this Agreement, such Lender (or an Affiliate of such Lender) shall retain an economic interest in the Loan Documents, will not assign all of its Rights, duties, or obligations under the Loan Documents, except to an Affiliate of such Lender, and will not enter into any Assignment and Acceptance Agreement that would have the effect of such Lender assigning all of its Rights, duties, or obligations under the Loan Documents to any Person other than an Affiliate of such Lender unless such Agent has relinquished such title in accordance with Section 12.1 (with respect to the Administrative Agent) or Section 12.10 (with respect to the other Agents).

         Upon execution, delivery, acceptance, and recordation of such Assignment and Acceptance Agreement, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, Rights, and benefits of a Lender or an Issuing Lender, as applicable, under the Loan Documents and the assigning Lender or Issuing Lender, as applicable, shall, to the extent of such assignment, relinquish its Rights and be released from its obligations under the Loan Documents. Upon the consummation of any assignment pursuant to this Section, but only upon the request of the assignor or assignee made through the Administrative Agent, the Borrowers shall issue appropriate Notes to the assignor and the assignee, reflecting such Assignment and Acceptance. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrowers and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with
         Section 4.6.

(c) The Administrative Agent (acting solely for this administrative purpose as an agent of the Borrowers) shall maintain at its address referred to in Section 13.3 a copy of each Assignment and Acceptance Agreement delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Commitment Percentage, and principal amount of the Borrowings owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and Borrowers, the Administrative Agent, and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of the Loan Documents. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice. Upon the consummation of any assignment in accordance with this Section 13.12, Schedule 2.1 shall automatically be deemed amended (to the extent required) by the Administrative Agent to reflect the name, address, and, where appropriate, the respective Committed Sums under the Facilities or Discretionary Loans (as applicable) of the assignor and assignee. No assignment shall be effective until recorded in the Register as provided in this Section 13.12(c).

(d) Upon its receipt of an Assignment and Acceptance Agreement executed by the parties thereto, together with any Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes) subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit F hereto,
         (i) accept such Assignment and Acceptance Agreement, (ii) record the information contained therein in the Register, and (iii) give prompt notice thereof to the parties thereto.

(e) Subject to the provisions of this Section and in accordance with applicable Law, any Lender may, without notice to or the consent of the Borrowers or any other Person, in the ordinary course of its commercial banking business and in accordance with applicable Law, at any time sell to one or more Persons (other than any Borrower or any Affiliate of any Borrower) (each a "Participant") participating interests in its portion of the Obligation. In the event of any such sale to a Participant, (i) such Lender shall remain a "Lender" under the Loan Documents and the Participant shall not constitute a "Lender" hereunder, (ii) such Lender's obligations under the Loan Documents shall remain unchanged, (iii) such Lender shall remain solely responsible for the performance thereof, (iv) such Lender shall remain the holder of its share of the Principal Debt for all purposes under the Loan Documents, (v) Borrowers and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's Rights and obligations under the Loan Documents, and
         (vi) such Lender shall be solely responsible for any withholding Taxes or any filing or reporting requirements relating to such participation and shall hold Borrowers and the Administrative Agent and their respective successors, permitted assigns, officers, directors, employees, agents, and representatives harmless against the same. Participants shall have no Rights under the Loan Documents, other than certain voting Rights as provided below. Subject to the following, each Lender shall be entitled to obtain (on behalf of its Participants) the benefits of Section 4 with respect to all participations in its part of the Obligation outstanding from time to time, so long as Borrowers shall not be obligated to pay any amount in excess of the amount that would be due to such Lender under Section 4 calculated as though no participations have been made. No Lender shall sell any participating interest under which the Participant shall have any Rights to approve any amendment, modification, or waiver of any Loan Document, except to the extent such amendment, modification, or waiver extends the due date for payment of any amount in respect of principal (other than mandatory prepayments), interest, or fees due under the Loan Documents, reduces the interest rate or the amount of principal or fees applicable to the Obligation (except such reductions as are contemplated by the Loan Documents), or releases all or any substantial portion of the Guaranties or all or any substantial portion of the Collateral for the Obligation under the Loan Documents (except such releases of Guaranties or Collateral as are contemplated in Section 6.4); provided that, in those cases where a Participant is entitled to the benefits of Section 4 or a Lender grants Rights to its Participants to approve amendments to or waivers of the Loan Documents respecting the matters previously described in this sentence, such Lender must include a voting mechanism in the relevant participation agreement or agreements (as the case may be) whereby a majority of such Lender's portion of the Obligation (whether held by such Lender or Participant) shall control the vote for all of such Lender's portion of the Obligation. Except in the case of the sale of a participating interest to another Lender, the relevant participation agreement shall not permit the Participant to transfer, pledge, assign, sell participations in, or otherwise encumber its portion of the Obligation, unless the consent of the transferring Lender (which consent will not be unreasonably withheld) has been obtained.

(f) Notwithstanding any other provision set forth in this Agreement, any Lender may, without notice to, or consent of the Borrowers or the Administrative Agent, at any time assign and pledge all or any portion of its Borrowings and its Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank or any Lender which is a fund may pledge all or any portion of its Borrowings and its Notes (to the extent any Principal Debt owed to such assigning Lender is evidenced by a Note or Notes) to any holder of, any trustee, creditor or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities; provided that any transfer to any Person upon the enforcement of such pledge or security interest may only be made subject to this Section 13.12. No such assignment or pledge shall release the assigning Lender from its obligations hereunder.

(g) Any Lender may furnish any information concerning the Loan Parties and Subsidiaries thereof in the possession of such Lender from time to time to Eligible Assignees and Participants (including prospective Eligible Assignees and Participants) and to counterparties under a Financial Hedge relating to the Debt incurred under this Agreement issued by a Lender or an Affiliate of a Lender.

(h) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose vehicle (a "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrowers, the option to provide to Borrowers all or any part of any Borrowing that such Granting Lender would otherwise be obligated to make to Borrowers pursuant to this Agreement, provided that (i) nothing herein shall constitute a commitment by any SPC to make any Borrowing,
         (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Borrowing, the Granting Lender shall be obligated to make such Borrowing pursuant to the terms hereof, and
         (iii) Borrowers may bring any proceeding against either the Granting Lender or the SPC in order to enforce any rights of the Borrowers under any of the Loan Documents. The making of a Borrowing by an SPC hereunder shall utilize the Committed Sum of the Granting Lender to the same extent, and as if, such Borrowing were made by the Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for so long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency, or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof arising out of any claim against such SPC under this Agreement; provided that the Granting Lender for each SPC hereby agrees to indemnify, save, and hold harmless each other party hereto for any loss, cost, damage, and expense arising out of their inability to institute any such proceeding against such SPC. Each party hereto acknowledges and agrees that no SPC shall have any voting rights hereunder and that the voting rights attributable to any extensions of credit made by a SPC shall be exercised only by the relevant Granting Lender. Each Granting Lender shall serve as the administrative agent and attorney-in-fact for its SPC and shall on behalf of its SPC: (i) receive any and all payments made for the benefit of such SPC and (ii) give and receive all communications and notices and take all actions hereunder to the extent, if any, such SPC shall have any rights hereunder. To the extent a SPC shall have the right to receive or give any such notice or take any such action in writing, it shall be signed by its Granting Lender as administrative agent and attorney-in-fact for such SPC and need not be signed by such SPC on its own behalf. The Loan Parties, the Administrative Agent, and the Lenders may rely thereon without any requirement that the SPC sign or acknowledge the same. In addition, notwithstanding anything to the contrary contained in this
         Section 13.12(h), any SPC may with notice to, but without the prior written consent of, the Borrowers and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Borrowings to the Granting Lender or to any financial institutions (consented to by the Borrowers and the Administrative Agent) providing liquidity and/or credit support (if any) with respect to commercial paper issued by such SPC to fund such Borrowings; provided that any transfer to any Person upon the enforcement of such pledge or security interest may only be made subject to this Section 13.12, and such SPC may disclose on a confidential basis, confidential information with respect to the Borrowers and their Subsidiaries to any rating agency, commercial paper dealer, or provider of a surety, guarantee, or credit liquidity enhancement to such SPC. This paragraph may not be amended without the consent of any SPC at the time holding Borrowings under this Agreement. The Administrative Agent shall have no duty or obligation to give any notices required to be delivered hereunder to any SPC.

(i) In the event that S&P or Moody's, shall, after the date that any Person becomes a Revolver Lender, downgrade the long-term certificate of deposit ratings of such Revolver Lender, and the resulting ratings shall be below BBB- or Baa3, respectively, or the equivalent, then the Borrowers and the Issuing Lenders shall each have the right, but not the obligation, upon notice to such Revolver Lender and the Administrative Agent, to replace such Revolver Lender with a financial institution (a "Replacement Lender") acceptable to the Borrowers, the Administrative Agent and each Issuing Lender (such consents not to be unreasonably withheld or delayed; provided, that no such consent shall be required if the Replacement Lender is an existing Revolver Lender), and upon any such downgrading of any Revolver Lender's long-term certificate of deposit rating, each such Revolver Lender hereby agrees to transfer and assign (in accordance with this Section) all of its Revolver Commitment and other rights and obligations under the Loan Documents to such Replacement Lender; provided, however, that (i) such assignment shall be without recourse, representation or warranty (other than that such Lender owns the Revolver Commitments and Note being assigned, free and clear of any Liens) and (ii) the purchase price paid by the Replacement Lender shall be in the amount of such Revolver Lender's Commitment Percentage of the outstanding Borrowings of the Revolver Facility, together with all accrued and unpaid interest and fees in respect thereof, plus all other amounts (other than the amounts (if any) demanded and unreimbursed under Sections 4.1, 4.5, 4.6, 11.11 and 12.2, which shall be paid by the Borrowers), owing to such Revolver Lender hereunder. Upon any such termination or assignment, such Revolver Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of any provisions of this Agreement which by their terms survive the termination of this Agreement.

13.13 Decisions by the Borrowers. To the extent any action under the Loan Documents requires the consent or direction of all the Borrowers and all the Borrowers do not agree on the action to be taken, the Administrative Agent shall
(a) take the alternative action (if any) provided under the Loan Documents for circumstances under which no consent or direction is given by the Borrowers, or
(b) if no such action is provided, take no action unless otherwise directed by Required Lenders.

13.14 Discharge Only Upon Payment in Full; Reinstatement in Certain Circumstances. The obligations of each Loan Party under the Loan Documents shall remain in full force and effect until termination of the Total Commitment, payment in full of the Principal Debt and of all interest, fees, and other amounts of the Obligation then due and owing, and expiration of all LCs, except that Sections 4, 11, and 13, and any other provisions under the Loan Documents expressly intended to survive by the terms hereof or by the terms of the applicable Loan Documents, shall survive such termination. If at any time any payment of the principal of or interest on any Note or any other amount payable by any Loan Party under any Loan Document is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy, or reorganization of such Loan Party or otherwise, the obligations of each Loan Party under the Loan Documents with respect to such payment shall be reinstated as though such payment had been due but not made at such time.

13.15 Limited Recourse. Notwithstanding any contrary provision of any Loan Document, no recourse shall be had for the payment of the principal of or interest or premium, if any, on the Obligation or for any claim based thereon against (i) any member of the Rigas Family (whether in their individual capacity or as a general partner of any other Person), (ii) any Parent, (iii) any Minority Pledgor, (iv) any partner, shareholder, member, manager, director, officer, employee, legal representative, heir, estate, permitted successor or assign of any Person described in clauses (i) through (iii) above, or (v) any Person which the Collateral securing the payment of the Obligation shall have been transferred with the prior written consent of each requisite Lender, except to the extent such consent is not required pursuant to this Agreement or any other Loan Document. It is understood that the Obligation may not be enforced against any of the Persons described in clauses (i) through (v) above; provided, however, that this Section shall not (A) prevent or restrict recourse to the Collateral securing the payment of the Obligation or constitute a waiver, release or discharge of any Debt or Obligation, but such Debt shall remain outstanding until paid or discharged; (B) limit any rights, claims for damages or recourse of any Secured Party or their respective transferees or assigns as a result of (x) any knowing or willful breach by such Person of any representation or warranty of such Person made under or pursuant to any Loan Document or (y) any knowing or willful breach of covenant or other obligation by such Person under any Loan Document; or (C) limit the right of any Person to name any Loan Party or any other Person described in any of clauses (i) through (v) above as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under any Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken or enforced against any Person referred to in any of clauses (i) through (v) above. Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by any Secured Party of any rights to damages, other monetary relief, injunctive relief or any other remedy at law or equity against any Loan Party, Parent, Minority Pledgor, Manager or any other Person described in clauses (i) through (v) above by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence or criminal acts. This
Section is not intended to and shall not impair or limit any Secured Party's ability to realize on the Collateral securing the payment of the Obligation or on any other assets of any Loan Party.

13.16 Waiver of Jury Trial. THE ADMINISTRATIVE AGENT, EACH LENDER, EACH ISSUING LENDER AND EACH BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, EACH LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, SUCH LENDER, SUCH ISSUING LENDER OR SUCH BORROWER IN CONNECTION THEREWITH. EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUING LENDER ENTERING INTO THE LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the signatories hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

By: /s/ Colin H. Higgin____________
Name: Colin H. Higgin_____________
Title: Assistant Secretary____________

ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
 By: Olympus Communications, L.P., its sole member
  By: ACC Operations, Inc., its managing general partner

By: /s/ Colin H. Higgin_____________
Name: Colin H. Higgin______________
Title: Assistant Secretary_____________

COUDERSPORT TELEVISION CABLE COMPANY

By: /s/ Colin H. Higgin_____________
Name: Colin H. Higgin______________
Title: Assistant Secretary_____________

OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
 By: Olympus Communications, L.P., its sole member
  By: ACC Operations, Inc., its managing general partner

By: /s/ Colin H. Higgin_____________
Name: Colin H. Higgin______________
Title: Assistant Secretary_____________

HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner

By: /s/ Michael J. Rigas_____________
Name: Michael J. Rigas______________
Title: Partner_______________________

AGENTS AND LENDERS:

FIRST UNION NATIONAL BANK



By /s/ Ronald J. Bentin, Jr.___
   ----------------------------
Title: Vice President


THE BANK OF NOVA SCOTIA


By /s/ Vincent J. Fitzgerald, Jr.____
   ----------------------------------
Title: Authorized Signatory


BANK OF MONTREAL


By /s/ Michael Sein__________
Title: Managing Director


FLEET NATIONAL BANK


By /s/ Patrick Bonebrake______
Title: Vice President


THE BANK OF NEW YORK


By /s/ Geoffrey C. Brooks____
   --------------------------
Title Senior Vice President

LENDERS:

BANK OF AMERICA, N.A.


By /s/ Todd Shipley_________
Name: Todd Shipley
Title: Managing Director


BANKERS TRUST COMPANY


By /s/ W.W. Archer_________
   ------------------------
Name:
Title:


CIBC INC.


By: /s/ Joan S. Griffin________
    ---------------------------
Name: Joan S. Griffin
Title: Executive Director


CITICORP USA, INC.


By: /s/ Charles Foster_________
Name: Charles Foster
Title: Managing Director


CREDIT INDUSTRIEL ET COMMERCIAL


By /s/ Marcus Edward    /s/Anthony Rock______
Name: Marcus Edward     Anthony Rock
Title: Vice President   Vice President

CREDIT LYONNAIS NEW YORK BRANCH


By /s/Bruce M. Yeager______________
   --------------------------------
Name: Bruce M. Yeager
Title: Senior Vice President


CREDIT SUISSE FIRST BOSTON


By /s/ David L. Sawyer_____________
   --------------------------------
Name: David L. Sawyer
Title: Vice President

By /s/ David M. Koczan____________
   -------------------------------
Name: David M. Koczan
Title: Assistant Vice President


DEBT STRATEGIES FUND, INC.

By /s/ Andrew C. Liggio___________
   -------------------------------
Name: Andrew C. Liggio
Title: Authorized Signatory


MASTER SENIOR FLOATING RATE TRUST


By /s/ Andrew C. Liggio____________
   --------------------------------
Name: Andrew C. Liggio
Title: Authorized Signatory


MERRILL LYNCH SENIOR FLOATING RATE
FUND, INC.


By /s/ Andrew C. Liggio____________
   --------------------------------
Name: Andrew C. Liggio
Title: Authorized Signatory

NATEXIS BANQUES POPULAIRES


By /s/ Michael Pellerito____________
Name: Michael Pellerito
Title: Vice President

By /s/ Claudia Padron______________
Name: Claudia Padron
Title: Associates


RIVIERA FUNDING LLC


By /s/ Ann E. Morris_______________
   --------------------------------
Name: Ann E. Morris
Title: Assistant Vice President


SENIOR HIGH INCOME PORTFOLIO, INC.


By /s/ Andrew C. Liggio____________
   --------------------------------
Name: Andrew C. Liggio
Title: Authorized Signatory


SOCIETE GENERALE


By /s/ Mark Vigil_____________
Name: Mark Vigil
Title: Director


STANWICH LOAN FUNDING LLC


By /s/ Ann E. Morris___________
   ----------------------------
Name: Ann E. Morris
Title: Assistant Vice President

SUMITOMO MITSUI BANKING
CORPORATION


By /s/ Suresh Tata____________
Name: Suresh Tata
Title: Senior Vice President


THE CHASE MANHATTAN BANK


By /s/ Peter Thauer____________
Name: Peter Thauer
Title: Vice President


THE FUJI BANK, LIMITED


By /s/ Raymond Ventura________
Name: Raymond Ventura
Title: Senior Vice President


THE ROYAL BANK OF SCOTLAND, plc


By /s/ David Lucas______________
Name: David Lucas
Title: Senior Vice President


TORONTO DOMINION (TEXAS), INC.


By /s/ Ann S. Slanis______________
   -------------------------------
Name: Ann S. Slanis
Title: Vice President

THE TORONTO-DOMINION BANK,
solely as an Issuing Lender


By /s/ Ann S. Slanis______________
   -------------------------------
Name: Ann S. Slanis
Title: Mgr. Cr. Admin.


UBS, AG, STAMFORD BRANCH


By /s/ Patricia O'Kicki____________
Name: Patricia O'Kicki
Title: Director, Banking Product Services

By /s/ Thomas R. Salzano_________
   ------------------------------
Title: Thomas R. Salzano
Name: Director, Banking Product Services, US





                                                                     EXHIBIT A-1


                             Form of REVOLVER NOTE



$______________                                               September 28, 2001


         FOR VALUE RECEIVED, the undersigned, OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company, ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation, HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership, COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation, and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of __________________________________________ (the "Revolver Lender"), at the
offices of BANK OF MONTREAL, as the Administrative Agent for the Revolver Lender and others as hereinafter described, on the Termination Date for the Revolver Facility, the lesser of (a) $____________ and (b) the aggregate Revolver Principal Debt disbursed by the Revolver Lender to Borrowers and outstanding and unpaid on the Termination Date for the Revolver Facility (together with accrued and unpaid interest thereon).

         This Note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among the Borrowers, Bank of Montreal (as the Administrative Agent), the other Agents and Lenders (including the Revolver Lender) party thereto, and is one of the
 "Revolver Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         The Borrowers also promise jointly and severally to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest with respect to any Borrowings under the Revolver Facility evidenced by this Note are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Revolver Notes referred to in, and evidences Debt incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrowers are permitted or required to make prepayments and repayments of principal of the Debt evidenced by this Note and on which such Debt may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.


         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:
ADELPHIA COMPANY OF WESTERN CONNECTICUT



By________________________
     Title:
HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner



By________________________
     Title:
COUDERSPORT TELEVISION CABLE COMPANY

By________________________
     Title:
ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:

                                                                     EXHIBIT A-2


                            form of TERM LOAN A NOTE



$______________                                               September 28, 2001

         FOR VALUE RECEIVED, the undersigned, OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company, ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation, HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership, COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation, and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of____________________________________ (the "Term Loan A Lender"), at the offices of BANK OF MONTREAL, as Administrative Agent for the Term Loan A Lender and others as hereinafter described, on the Termination Date for the Term Loan A Facility, the lesser of
(a) $___________ and (b) the aggregate Term Loan A Principal Debt disbursed by the Term Loan A Lender to the Borrowers (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Credit Agreement (hereinafter defined).

         This Note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement "), among the Borrowers, Bank of Montreal (as the Administrative Agent), the other Agents and Lenders (including the Term Loan A Lender) party thereto, and is one of the "Term Loan A Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         The Borrowers also promise jointly and severally to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest with respect to any Borrowings under the Term Loan A Facility evidenced by this Note are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Term Loan A Notes referred to in, and evidences Debt incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrowers are permitted or required to make prepayments and repayments of principal of the Debt evidenced by this Note and on which such Debt may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:
ADELPHIA COMPANY OF WESTERN CONNECTICUT



By________________________
     Title:
HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner



By________________________
     Title:
COUDERSPORT TELEVISION CABLE COMPANY

By________________________
     Title:
ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:

                                                                     EXHIBIT A-3


                            FORM OF TERM LOAN B NOTE



$______________                                               September 28, 2001


         FOR VALUE RECEIVED, the undersigned, OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company, ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation, HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership, COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation, and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of _____________________ (the "Term Loan B Lender"), at the offices of BANK OF MONTREAL, as the Administrative Agent for the Term Loan B Lender and others as hereinafter described, on the Termination Date for the Term Loan B Facility, the lesser of (a) $___________ and (b) the aggregate Term Loan B Principal Debt disbursed by the Term Loan B Lender to the Borrowers (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Credit Agreement (hereinafter defined).

This Note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among the Borrowers, Bank of Montreal (as the Administrative Agent), the other Agents and Lenders (including the Term Loan B Lender) party thereto, and is one of the "Term Loan B Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         The Borrowers also promise jointly and severally to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest with respect to any Borrowings under the Term Loan B Facility evidenced by this Note are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Term Loan B Notes referred to in, and evidences Debt incurred under, the Credit Agreement, to which reference is made for a description of t he security for this Note and for a statement of the terms and conditions on which the Borrowers are permitted or required to make prepayments and repayments of principal of the Debt evidenced by this Note and on which such Debt may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole  member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:
ADELPHIA COMPANY OF WESTERN CONNECTICUT



By________________________
     Title:
HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner



By________________________
     Title:
COUDERSPORT TELEVISION CABLE COMPANY

By________________________
     Title:
ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:

                                                                     EXHIBIT A-4


                       FORM OF DISCRETIONARY REVOLVER NOTE

                     [DESCRIBE DISCRETIONARY REVOLVER LOAN]

$______________                                               September 28, 2001

         FOR VALUE RECEIVED, the undersigned, OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company, ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation, HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership, COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation, and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of ____________________ (the "Discretionary Lender"), at the offices of BANK OF MONTREAL, as Administrative Agent for Discretionary Lender and others as hereinafter described, on the Termination Date for the subject Discretionary Revolver Subfacility, the lesser of (a) $______________ and (b) the aggregate Discretionary Revolver Principal Debt for the subject Discretionary Revolver Loan evidenced by this Note disbursed by the Discretionary Lender to the Borrowers and outstanding and unpaid on the Termination Date for the Discretionary Revolver Subfacility (together with accrued and unpaid interest thereon).

This Note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among the Borrowers, Bank of Montreal (as the Administrative Agent), the other Agents and Lenders (including the Discretionary Lender) party thereto, and is one of the "Discretionary Revolver Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         The Borrowers also promise jointly and severally to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest with respect to any Borrowings under the Discretionary Revolver Subfacility evidenced by this Note are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Discretionary Revolver Notes referred to in, and evidences Debt incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrowers are permitted or required to make prepayments and repayments of principal of the Debt evidenced by this Note and on which such Debt may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:
ADELPHIA COMPANY OF WESTERN CONNECTICUT



By________________________
     Title:
HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner



By________________________
     Title:
COUDERSPORT TELEVISION CABLE COMPANY

By________________________
     Title:
ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:

                                                                     EXHIBIT A-5


                     FORM OF DISCRETIONARY TERM LOAN A NOTE

                       [DESCRIBE DISCRETIONARY TERM LOAN]

$______________                                               September 28, 2001

         FOR VALUE RECEIVED, the undersigned, OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company, ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation, HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership, COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation, and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of ______________ (the "Discretionary Term Loan A Lender"), at the offices of BANK OF MONTREAL, as Administrative Agent for Term Loan A Lender and others as hereinafter described, on the Termination Date for the subject Discretionary Term Loan A Subfacility, the lesser of (a) $______________ and (b) the Discretionary Term Loan Principal Debt evidenced by this Note disbursed by the Discretionary Term Loan A Lender to the Borrowers (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Supplemental Credit Documents for such Discretionary Term Loan.

         This Note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among the Borrowers, Bank of Montreal (as the Administrative Agent), the other Agents and Lenders (including the Discretionary Term Loan A Lender) party thereto, and is one of the "Discretionary Term Loan A Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         The Borrowers also promise jointly and severally to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest with respect to any Borrowings under the Discretionary Term Loan A Subfacility evidenced by this Note are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Discretionary Term Loan A Notes referred to in, and evidences Debt incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrowers are permitted or required to make prepayments and repayments of principal of the Debt evidenced by this Note and on which such Debt may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:
ADELPHIA COMPANY OF WESTERN CONNECTICUT



By________________________
     Title:
HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner



By________________________
     Title:
COUDERSPORT TELEVISION CABLE COMPANY

By________________________
     Title:
ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:

                                                                     EXHIBIT A-6


                     FORM OF DISCRETIONARY TERM LOAN B NOTE

                       [DESCRIBE DISCRETIONARY TERM LOAN]

$______________                                               September 28, 2001

         FOR VALUE RECEIVED, the undersigned, OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company, ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation, HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership, COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation, and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of ______________ (the "Discretionary Term Loan B Lender"), at the offices of BANK OF MONTREAL, as Administrative Agent for the Term Loan B Lender and others as hereinafter described, on the Termination Date for the subject Discretionary Term Loan B Subfacility, the lesser of (a) $______________ and (b) the Discretionary Term Loan Principal Debt evidenced by this Note disbursed by Discretionary Term Loan B Lender to the Borrowers (together with accrued and unpaid interest thereon) at such interest rates, on such dates, and in such amounts as are specified in the Supplemental Credit Documents for such Discretionary Term Loan.

         This Note has been executed and delivered under, and is subject to the terms of, the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among the Borrowers, Bank of Montreal (as the Administrative Agent), the other Agents and Lenders (including the Discretionary Term Loan B Lender) party thereto, and is one of the "Discretionary Term Loan B Notes" referred to therein. Unless defined herein, capitalized terms used herein that are defined in the Credit Agreement have the meaning given to such terms in the Credit Agreement.

         The Borrowers also promise jointly and severally to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest with respect to any Borrowings under the Discretionary Term Loan B Subfacility evidenced by this Note are to be made in Dollars in same day or immediately available funds to the account designated by the Administrative Agent pursuant to the Credit Agreement.

         This Note is one of the Discretionary Term Loan B Notes referred to in, and evidences Debt incurred under, the Credit Agreement, to which reference is made for a description of the security for this Note and for a statement of the terms and conditions on which the Borrowers are permitted or required to make prepayments and repayments of principal of the Debt evidenced by this Note and on which such Debt may be declared to be immediately due and payable.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN NEW YORK, NEW YORK AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).



OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:
ADELPHIA COMPANY OF WESTERN CONNECTICUT



By________________________
     Title:
HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner



By________________________
     Title:
COUDERSPORT TELEVISION CABLE COMPANY

By________________________
     Title:
ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner



By________________________
     Title:
                                                                       EXHIBIT C


                                    GUARANTY

         This GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), dated as of September 28, 2001, is made by each of the Persons (such capitalized term, and other terms used in this Guaranty, to have the meanings set forth in Article I) identified on the signature pages hereto and each other Person that from time to time becomes a party to this Agreement (collectively referred to as the "Guarantors"), in favor of BANK OF MONTREAL, as Administrative Agent for each of the Secured Parties.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Olympus Cable Holdings, LLC, a Delaware limited liability company, Adelphia Company of Western Connecticut, a Connecticut corporation, Highland Video Associates, L.P., a Pennsylvania limited partnership, Coudersport Television Cable Company, a Pennsylvania corporation, and Adelphia Holdings 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), Bank of Montreal as the Administrative Agent, the other Agents and Lenders party thereto, the Lenders and the Issuing Lenders agreed to make Credit Extensions to the Borrowers; and

         WHEREAS, as a condition precedent to the making of the Credit Extensions and pursuant to the terms of the Credit Agreement, each Guarantor is required to execute and deliver this Guaranty;

         WHEREAS, each Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of each Guarantor to execute this Guaranty inasmuch as such Guarantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrowers by the Lenders and the Issuing Lenders pursuant to the Credit Agreement and the execution and delivery of Financial Hedges between the Borrowers and other Loan Parties and certain Secured Parties;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders and the Issuing Lenders to make Credit Extensions to the Borrowers, and to induce Secured Parties to enter into Financial Hedges, each Guarantor jointly and severally agrees, for the benefit of each Secured Party, as follows.


                                   DEFINITIONS

Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Borrowers" is defined in the first recital.

         "Credit Agreement" is defined in the first recital.

         "Final Termination Date" means the date on which the Obligation has been paid in full in cash, all LCs have been terminated or expired (or been cash collateralized), all Financial Hedges which are part of the Obligation entered into with a Lender or one of its Affiliates have been terminated and all Facilities and Discretionary Facilities shall have terminated.

         "Guarantor" and "Guarantors" is defined in the preamble.

         "Guaranty" is defined in the preamble .

         "Lenders" is defined in the first recital.

Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Credit Agreement.


                               GUARANTY PROVISIONS

Guaranty. Each Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably
--------

guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of the Obligation (including interest accruing at the then applicable rate provided in the Credit Agreement after the occurrence of any Default set forth in Section
10.3 of the Credit Agreement, whether or not a claim for post-filing or post-petition interest is allowed under applicable law following the institution of a proceeding under bankruptcy, insolvency or similar laws), and including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss.362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. ss.502(b) and ss.506(b); and

indemnifies and holds harmless each Secured Party for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party in enforcing any rights under this Guaranty;

provided, however, that each Guarantor shall only be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Guarantor specifically agrees that it shall not be necessary or required that any Secured Party exercise any right, assert any claim or demand or enforce any remedy whatsoever against any Loan Party or any other Person before or as a condition to the obligations of such Guarantor hereunder.

Reinstatement, etc. Each Guarantor hereby jointly and severally agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of the Obligation is invalidated, declared to be fraudulent or preferential, set aside, rescinded or must otherwise be restored by any Secured Party, upon the insolvency, bankruptcy, reorganization (or similar event) of any Loan Party or otherwise, all as though such payment had not been made.

Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until the Final Termination Date has occurred. Each Guarantor jointly and severally guarantees that the Obligation will be paid strictly in accordance with the terms of the Credit Agreement and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party with respect thereto. The liability of each Guarantor under this Guaranty shall be joint and several, absolute, unconditional and irrevocable irrespective of:

any lack of validity, legality or enforceability of the Credit Agreement or any other Loan Document;

the failure of any Secured Party

to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Person (including any other guarantor) under the provisions of the Credit Agreement, any other Loan Document or otherwise, or to exercise any right or remedy against any other guarantor (including any Guarantor) of, or collateral securing, the Obligation;

any change in the time, manner or place of payment of, or in any other term of, all or any part of the Obligation, or any other extension, compromise or renewal of the Obligation;

any reduction, limitation, impairment or termination of the Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligation or otherwise;

any amendment to, rescission, waiver, or other modification of, or any consent to or departure from, any of the terms of the Credit Agreement or any other Loan Document;

any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to or departure from, any other guaranty held by any Secured Party securing the Obligation; or

any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, any surety or any guarantor, other than the occurrence of the Final Termination Date. Setoff. Each Guarantor hereby irrevocably authorizes each Secured Party, without the requirement that any notice be given to such Guarantor (such notice being expressly waived by each Guarantor), upon the occurrence and during the continuance of any Default described in clauses (a) through (c) of Section 10.3 of the Credit Agreement as it relates to each Borrower or, with the consent of the requisite Lenders, upon the occurrence and during the continuance of any other Default, to set-off and appropriate and apply to the payment of the Obligation owing to the Administrative Agent or Lender, as the case may be (whether or not then due, and whether or not the Administrative Agent or such Lender has made any demand for payment of the Obligation), any and all balances, claims, credits, deposits (general or special, time or demand, provisional or final), accounts or money of such Guarantor then or thereafter maintained with such Secured Party; provided, however, that any such appropriation and application shall be subject to the provisions of Section 3.11 of the Credit Agreement. Each Secured Party agrees to notify the applicable Guarantor and the Administrative Agent after any such setoff and application made by such Secured Party; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Secured Party under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Secured Party may have.

Waiver, etc. Each Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to the Obligation and this Guaranty and any requirement that the Administrative Agent or any other Secured Party protect, secure, perfect or insure any Lien, or any property subject thereto, or exhaust any right or take any action against any Loan Party or any other Person (including any other guarantor) or entity or any collateral securing the Obligation, as the case may be.

Postponement of Subrogation, etc. Each Guarantor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty or any other Loan Document to which it is a party, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made hereunder, under any other Loan Document or otherwise, until following the Final Termination Date. Any amount paid to any Guarantor on account of any such subrogation rights prior to the Final Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Guarantor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligation, whether matured or unmatured, in accordance with Section 2.8; provided, however , that if any Guarantor has made payment to the Secured Parties of all or any part of the Obligation; and

the Final Termination Date has occurred;

then at such Guarantor's request, the Administrative Agent, (on behalf of the Secured Parties) will, at the expense of such Guarantor, execute and deliver to such Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Guarantor of an interest in the Obligation resulting from such payment. In furtherance of the foregoing, at all times prior to the Final Termination Date each Guarantor shall refrain from taking any action or commencing any proceeding against any Loan Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Guaranty to any Secured Party.

Successors, Transferees and Assigns, etc.  This Guaranty shall:

be binding upon each Guarantor, and its successors, transferees and assigns; and

inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Note or Credit Extension held by it to any other Person and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of
Section 12 of the Credit Agreement.

Payments; Application. Each Guarantor hereby agrees with each Secured Party as follows:

All payments made by such Guarantor hereunder will be made in Dollars to the Administrative Agent, without set-off, counterclaim or other defense and in accordance with Sections 3.10 and 3.11 of the Credit Agreement, free and clear of and without deduction for any Taxes unless otherwise specified in the Credit Agreement, each Guarantor hereby agreeing to comply with and be bound by the provisions of Sections 3.10 and 3.11 of the Credit Agreement in respect of all payments made by it hereunder and the provisions of which Sections are hereby incorporated into and made a part of this Guaranty by this reference as if set forth herein; provided, that references to any "Borrower" in such Sections shall be deemed to be references to each Guarantor, and references to "this Agreement" shall be deemed to be references to this Guaranty.

All payments made hereunder shall be applied as set forth in Section 3.10 of the Credit Agreement.


                         REPRESENTATIONS AND WARRANTIES

Representations. In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Financial Hedges, each Guarantor represents and warrants, solely on its own behalf and as applicable, to each Secured Party that the representations and warranties contained in Section 8 of the Credit Agreement, insofar as the representations and warranties contained therein are applicable to it and its properties, are true and correct in all material respects, each such representation and warranty set forth in such Section 8 (insofar as applicable as aforesaid) and all other terms of the Credit Agreement to which reference is made therein, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article. Furthermore, each Guarantor represents that it has knowledge of each Loan Party's financial condition and affairs and that it has adequate means to obtain from each Loan Party on an ongoing basis information relating thereto and to such Loan Party's ability to pay and perform the Obligation, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect. Each Guarantor acknowledges and agrees that the Secured Parties shall have no obligation to investigate the financial condition or affairs of any Loan Party for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition or affairs of any Loan Party that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) materially increase the risk of such Guarantor as guarantor, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Obligation.


                                 COVENANTS, ETC.

Covenants. Each Guarantor covenants and agrees that, at all times prior to the Final Termination Date, it will perform, comply with and be bound by all of the agreements, covenants and obligations contained in the Credit Agreement (including Section 9 and Section 11.12 of the Credit Agreement) which are applicable to such Guarantor or its properties, each such agreement, covenant and obligation contained in the Credit Agreement and all other terms of the Credit Agreement to which reference is made in this Article, together with all related definitions and ancillary provisions, being hereby incorporated into this Guaranty by this reference as though specifically set forth in this Article.


                            MISCELLANEOUS PROVISIONS

Loan Document. This Guaranty is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.7, this Guaranty shall be jointly and severally binding upon each Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns (to the full extent provided pursuant to Section 2.7 ); provided, however, that no Guarantor may (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all Lenders.

Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the requisite Lenders, as the case may be, pursuant to the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Notices. All notices and other communications provided for hereunder must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answer back is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided, that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for each Guarantor shall be at One North Main Street, Coudersport, Pennsylvania 16915, Attn: Mike Mulcahey. A copy of each such communication shall also be sent to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10010 Fax: 212-262-1910, Attn: Andrew Mattei. A copy of each such communication to the Guarantors shall also be sent to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittburgh, PA 15219-1410, Attn: Paula Zawadzki .

Additional Guarantors. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become a "Guarantor" hereunder with the same force and effect as if it were originally a party to this Guaranty and named as a "Guarantor" hereunder. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder, and the rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Guaranty.

No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and
Section 2.5, no failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW. SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

Waiver of Jury Trial. EACH GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR SUCH GUARANTOR. EACH GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Limited Recourse. Notwithstanding any contrary provision of any Loan Document, no recourse shall be had for the payment of the principal of or interest or premium, if any, on the Obligation or for any claim based thereon against (i) any member of the Rigas Family (whether in their individual capacity or as a general partner of any other Person), (ii) any Parent, (iii) any Minority Pledgor, (iv) any partner, shareholder, member, manager, director, officer, employee, legal representative, heir, estate, permitted successor or assign of any Person described in clauses (i) through (iii) above, or (v) any Person which the Collateral securing the payment of the Obligation shall have been transferred with the prior written consent of each requisite Lender, except to the extent such consent is not required pursuant to this Guaranty or any other Loan Document. It is understood that the Obligation may not be enforced against any of the Persons described in clauses (i) through (v) above; provided, however, that this Section shall not (A) prevent or restrict recourse to the Collateral securing the payment of the Obligation or constitute a waiver, release or discharge of any Debt or Obligation, but such Debt shall remain outstanding until paid or discharged; (B) limit any rights, claims for damages or recourse of any Secured Party or their respective transferees or assigns as a result of (x) any knowing or willful breach by such Person of any representation or warranty of such Person made under or pursuant to any Loan Document or (y) any knowing or willful breach of covenant or other obligation by such Person under any Loan Document; or (C) limit the right of any Person to name any Loan Party or any other Person described in any of clauses (i) through (v) above as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under any Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken or enforced against any Person referred to in any of clauses (i) through (v) above. Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by any Secured Party of any rights to damages, other monetary relief, injunctive relief or any other remedy at law or equity against any Loan Party, Parent, Minority Pledgor, Manager or any other Person described in clauses (i) through (v) above by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence or criminal acts. This
Section is not intended to and shall not impair or limit any Secured Party's ability to realize on the Collateral securing the payment of the Obligation or on any other assets of any Loan Party.

                           Signature Page for Guaranty



         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.




                                               BANK OF MONTREAL, CHICAGO BRANCH,
                                               as Administrative Agent


                                                     By:
                                                     Name: Michael Silverman
                                                     Title: Managing Director

                           Signature Page for Guaranty




                                                     EACH COMPANY LISTED ON
                                                     SCHEDULE A ATTACHED HERETO



                                                     By:
                                                     Name:

                                                     Title:_____________________
                                                     of (i) each Company listed
                                                     on Schedule A attached
                                                     hereto which is a
                                                     corporation and (ii) each
                                                     corporation listed on
                                                     Schedule A attached hereto
                                                     which is a general partner
                                                     of a partnership or member
                                                     of a limited liability
                                                     company listed on Schedule
                                                     A attached hereto, on
                                                     behalf of, directly or
                                                     indirectly, as indicated on
                                                     Schedule A attached hereto,
                                                     any such partnership and
                                                     any such limited liability
                                                     company; all as specified
                                                     on Schedule A attached
                                                     hereto





                                                     EACH COMPANY LISTED ON
                                                     SCHEDULE B ATTACHED HERETO



                                                     By:
                                                     Name:
                                                     Title:_____________________
                                                     of Highland Holdings as a
                                                     general partner of Highland
                                                     Video Associates, L.P., for
                                                     itself and on behalf of,
                                                     directly or indirectly, any
                                                     partnership and any limited
                                                     liability company; all as
                                                     indicated and specified on
                                                     Schedule B attached hereto

                                                                     EXHIBIT D-1
                                PLEDGE AGREEMENT

         This PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of September 28, 2001, is made by each of the Persons (such capitalized term, and other terms used in this Pledge Agreement, to have the meanings set forth in
Article I) identified on the signature pages hereto and each other Person that from time to time becomes a party to this Agreement (collectively referred to as the "Pledgors"), in favor of BANK OF MONTREAL, as Administrative Agent for each of the Secured Parties.

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Olympus Cable Holdings, LLC, a Delaware limited liability company, Adelphia Company of Western Connecticut, a Connecticut corporation, Highland Video Associates, L.P., a Pennsylvania limited partnership, Coudersport Television Cable Company, a Pennsylvania corporation, and Adelphia Holdings 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), Bank of Montreal as the Administrative Agent, the other Agents and Lenders party thereto, the Lenders and the Issuing Lenders agreed to make Credit Extensions to the Borrowers; and

         WHEREAS, pursuant to the terms of the Credit Agreement and as a condition precedent to the making of the Credit Extensions, each Pledgor is required to execute and deliver this Pledge Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuing Lenders to make Credit Extensions and to induce the Secured Parties to enter into Financial Hedges, each Pledgor agrees, for the benefit of each Secured Party, as follows.


                                   DEFINITIONS

Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrowers" is defined in the first recital.

         "Collateral" is defined in Section 2.1.

         "Credit Agreement" is defined in the first recital.

         "Disposition" (or similar words such as "Dispose") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any Person's assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person (other than to another Loan Party) in a single transaction or series of transactions.

         "Distributions" means all stock dividends, liquidating dividends, Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers and consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests (excluding Dividends).

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Interests (excluding liquidating dividends).

         "Final Termination Date" means the date o n which the Obligation has been paid in full in cash, all LCs have been terminated or expired (or been cash collateralized), all Financial Hedges which are part of the Obligation entered into with a Lender or one of its Affiliates have been terminated and all Facilities and Discretionary Facilities shall have terminated.

         "Lenders" is defined in the first recital.

         "Organic Documents" is defined in Section 3.1.2.

         "Partner" means anyone who is party to a partnership agreement establishing any general or limited partnership the Capital Securities of which are pledged hereunder.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Interest Issuer" means each Person identified in the applicable Attachment 1 hereto (as supplemented or modified from time to time) as the issuer of the Pledged Interests identified opposite the name of such Person.

         "Pledged Interests" means all ownership, partnership, equity or other similar interests (including Capital Securities) owned by any Pledgor in a Pledged Interest Issuer and also includes such Pledgor's capital account in, and its right to receive Dividends and Distributions from, or its claim in the cash flow, profit, loss and income of, a Pledged Interest, in each case whether set forth in the Organic Documents of such Pledged Interest Issuer or otherwise and all proceeds therefrom.

         "Pledgors" is defined in the preamble.

         "Securities Act" is defined in Section 6.2.

Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

UCC Definitions. Unless otherwise defined herein or the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


                                     PLEDGE

Grant of Security Interest. Except as otherwise provided in or permitted by the Credit Agreement, each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in all of the following property (the "Collateral"):

all Pledged Interests that are owned by such Pledgor, issued from time to time, including those identified in Attachment 1 hereto (as supplemented or otherwise modified from time to time), and all amounts due thereunder or payable in respect thereof;

all right, title and interest of such Pledgor, whether now existing or hereafter arising or acquired, in, to and under any partnership agreement, any limited liability company or similar agreement which governs the rights and obligations of the holders of ownership, equity or similar interests in a Pledged Interest Issuer to which such Pledgor is a party including such Pledgor's rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from such Pledged Interest Issuer (including specific properties of such Pledged Interest Issuer upon dissolution and otherwise);

all Dividends, Distributions and other payments and rights with respect to any Pledged Interests; and all proceeds of any of the foregoing.

Security for Obligations. The security interest granted pursuant to Section 2.1 of this Pledge Agreement secures the performance and payment in full in cash when due (whether at stated maturity, by acceleration or otherwise) of the Obligation.

Delivery of Collateral. All certificates or instruments representing or evidencing any Collateral, including all Pledged Interests which are certificated securities shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank or, if any Pledged Interest pledged hereunder is an uncertificated security, confirmation and evidence satisfactory to the Administrative Agent that such Pledgor has taken all actions reasonably requested by the Administrative Agent to provide for the transfer to and perfection in favor of the Administrative Agent of the security interests in such uncertificated Pledged Interest for the benefit of the Secured Parties in accordance with the UCC.

Dividends on Pledged Interests. Dividends and Distributions on Pledged Interests and other payments and rights with respect to Pledged Interests may be paid as provided in the Credit Agreement.

Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Final Termination Date has occurred;

be binding upon each Pledgor and its successors, transferees and assigns; and

inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of clause (c), each Lender and Issuing Lender may assign or otherwise transfer (in whole or in part) any Credit Extension or Committed Sum held by it to any other Person and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender or Issuing Lender under the Loan Documents (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer and to the provisions of the Credit Agreement. The parties hereto agree that (i) upon the Disposition of Collateral in accordance with the Credit Agreement, (ii) the occurrence of the Final Termination Date or
(iii) as otherwise permitted by the Credit Agreement, the security interest granted herein shall automatically terminate with respect to (A) such Collateral (in the case of clause (i) or clause (iii)) or (B) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at such Pledgor's sole expense, deliver to the appropriate Pledgor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent, and execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

Pledgors Remain Liable. Notwithstanding anything in this Pledge Agreement to the contrary each Pledgor shall remain liable under the applicable partnership agreement, limited liability company agreement, and the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such partnership agreement or limited liability company agreement and such contracts and agreements to the same extent as if this Pledge Agreement had not been executed;

the exercise by the Administrative Agent or any other Secured Party of any of their rights hereunder shall not release any Pledgor from any of its duties or obligations under such partnership agreement, limited liability company agreement or any such contracts or agreements included in the Collateral; and

neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under such partnership agreement, limited liability company agreement or any contracts or agreements included in the Collateral by reason of this Pledge Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor under any partnership agreement or limited liability company agreement or to take any action to collect or enforce any claim for payment assigned hereunder.

Security Interest Absolute. All rights of the Secured Parties and the security interests granted to the Secured Parties hereunder,

and all obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of any lack of validity or enforceability of any Loan Document;

the failure of any Secured Party

to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Person under the provisions of any Loan Document or otherwise, or to exercise any right or remedy against any Guarantor, or collateral securing, the Obligation;

any change in the time, manner or place of payment of, or in any other term of, the Obligation or any extension, compromise or renewal of the Obligation;

any reduction, limitation, impairment or termination of the Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligation or otherwise;

any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;

any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to, or consent to or departure from, any guaranty held by any Secured Party, for the Obligation; or

any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, any Loan Party, any surety or any guarantor, other than the occurrence of the Final Termination Date.

Postponement of Subrogation. Each Pledgor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Pledge Agreement or any other Loan Document to which it is a party, nor shall any Pledgor seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made hereunder, under any other Loan Document or otherwise, until following the Final Termination Date. Any amount paid to any Pledgor on account of any such subrogation rights prior to the Final Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Pledgor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligation, whether matured or unmatured, in accordance with Section 6.1; provided, however, that if any Pledgor has made payment to the Secured Parties of all or any part of the Obligation; and the Final Termination Date has occurred;

then at such Pledgor's request, the Administrative Agent, (on behalf of the Secured Parties) will, at the expense of such Pledgor, execute and deliver to such Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Pledgor of an interest in the Obligation resulting from such payment. In furtherance of the foregoing, at all times prior to the Final Termination Date each Pledgor shall refrain from taking any action or commencing any proceeding against any Loan Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Pledge Agreement to any Secured Party.


                         REPRESENTATIONS AND WARRANTIES

Representations and Warranties, etc. In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Financial Hedges, each Pledgor represents and warrants, solely on its own behalf and as applicable, to each Secured Party as set forth in this Article.

Power, Authority and Legal Capacity. Each Pledgor is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization (such jurisdictions being identified on Attachment I, as supplemented and modified in writing from time to time to reflect any changes to such Attachment I as a result of transactions permitted by the Loan Documents). Except where the failure to do so would not reasonably be expected to constitute a Material Adverse Event, each Pledgor is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same. No authorization, consent, approval, waiver, license, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority (federal, state, or local), non-governmental Person, or Person under the terms of contracts or otherwise, is required by reason of or in connection with the execution and performance of the Loan Documents by such Pledgor.

Non-Contravention, etc. The execution, delivery and performance by each Pledgor of this Pledge Agreement and each other Loan Document executed or to be executed by such Pledgor (a) are within the corporate or organizational power of such Pledgor, (b) will have been duly authorized by all necessary limited liability company, corporate, or partnership action on the part of such Pledgor when such Loan Document is executed and delivered, (c) require no action by or in respect of, or filing with, any Governmental Authority, which action or filing has not been taken or made on or prior to the Closing Date (or if later, the date of execution and delivery of such Loan Document), (d) will not violate any provision of the charter, bylaws, organizational documents, or partnership agreement (collectively, such Pledgor's "Organic Documents") of such Pledgor,
(e) will not violate any provision of Law applicable to such Pledgor, other than such violations which individually or collectively would not reasonably be expected to constitute a Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which such Pledgor is a party, other than such violations which would not reasonably be expected to constitute a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Pledgor, other than as created by this Pledge Agreement or in the case of any Parent or Rigas Family member, not related to the Collateral. Each Pledgor has (or will have upon consummation thereof) all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order to effect any asset transfer, change of control, merger, or consolidations permitted by the Loan Documents except where the failure to so obtain would not reasonably be expected to be a Material Adverse Event.

Ownership, No Liens, etc. Such Pledgor owns the Collateral free and clear of any Lien except for the Lien created by this Pledge Agreement. Subject to the preceding sentence, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office (other than those that are to be terminated on the Closing Date and where duly executed termination statements relating to such financing statement have been delivered to the Administrative Agent on the Closing Date), except such as may have been filed in favor of the Administrative Agent relating to this Pledge Agreement and financing statements permitted by Section 9.13(b)(xvi) of the Credit Agreement.

Valid Security Interest. This Pledge Agreement creates a valid first-priority security interest in the Collateral securing the payment of the Obligation, and in the case of Collateral comprised of certificated securities or instruments, upon the delivery of such Collateral to the Administrative Agent, such security interest will be a valid first-priority perfected security interest;

in the case of Collateral comprised of uncertificated securities and other investment property (other than certificated securities), upon the Administrative Agent obtaining "control" (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities)) of such Collateral and the filing of the UCC financing statements delivered by such Pledgor having an interest in such Collateral to the Administrative Agent with respect to such Collateral, such security interest will be a valid first-priority perfected security interest;

in the case of all other Collateral, upon the filing of the UCC financing statements delivered by such Pledgor to the Administrative Agent with respect to such Collateral, such security interest will be a valid first-priority perfected security interest.

On the date hereof, each Pledgor will (i) file all Uniform Commercial Code financing statements referred to above in the appropriate offices therefor or
(ii) provide the Administrative Agent with copies thereof suitable for filing in such offices, and has taken all of the other actions referred to above necessary to create perfected and first-priority security interests in the applicable Collateral.

Certificates. No interest of any Pledged Interest Issuer is represented by a certificate of interest or similar instrument other than Pledged Interest Issuer's that are organized as corporations. With respect to any Pledged Interest Issuer that is a partnership or limited liability company, no Capital Securities issued by such Pledged Interest Issuer (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Capital Securities are a security governed by Article 8 of the UCC, or (iii) are held in a securities account.

Location, Records, etc. The location of each Pledgor for the purposes of the UCC are set forth on Attachment I hereto. No Pledgor has been known by any legal name different from the one set forth on the signature page hereto for the four months preceding the Closing Date, except as set forth on Attachment I.

As to Pledged Interests. All Pledged Interests are duly authorized and validly issued, fully paid, and non-assessable, and (a) constitute that percentage of the issued and outstanding Capital Securities, in the case of securities or (b) constitute the percentage interest in such Pledged Interest Issuers profits, of each Pledged Interest Issuer set forth on Attachment I hereto.

Litigation, etc. No Pledgor is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Pledgor with respect to its Pledged Interest, and, if so adversely determined, would (individually or collectively with other Litigation) reasonably be expected to be a Material Adverse Event.

Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either for the pledge by such Pledgor of any Collateral pursuant to this Pledge Agreement or for the exercise by the Administrative Agent of the voting or other rights and remedies pursuant to this Pledge Agreement provided for in this Pledge Agreement (except as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally), other than those authorizations, approvals or notices required by the terms and conditions of certain agreements, where the failure to obtain such authorizations, approvals or notices would not reasonably be expected to have a Material Adverse Effect and would not, in any way, impair the rights of the Administrative Agent or the Secured Parties under this Pledge Agreement.


                                    COVENANTS

Protect Collateral; Further Assurances, etc. Unless otherwise permitted by the Credit Agreement, no Pledgor will Dispose of or grant any Lien on any Collateral (except in favor of the Administrative Agent hereunder). Each Pledgor will warrant and defend the right and title herein granted to the Administrative Agent in and to the Collateral pledged by such Pledgor (and all right, title, and interest represented by such Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that it will, from time to time, at the expense of such Pledgor, promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted under this Pledge Agreement by such Pledgor or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral pledged by such Pledgor.

Stock Powers, etc. Each Pledgor agrees that all Collateral delivered by such Pledgor pursuant to this Pledge Agreement constituting certificated securities will be accompanied by duly executed undated blank stock powers or other instruments of transfer acceptable to the Administrative Agent. Each Pledgor will, from time to time promptly, deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent with respect to the Collateral as the Administrative Agent may request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Default, promptly transfer any Pledged Interests into the name of any nominee designated by the Administrative Agent.

Continuous Pledge. Each Pledgor will at all times keep pledged to the Administrative Agent pursuant hereto all Collateral (including all other instruments, proceeds, and rights from time to time received or distributable to the Pledgor in respect of any Collateral) except as otherwise provided in the Credit Agreement or any other Loan Document.

Voting Rights; Dividends, etc.  Each Pledgor agrees:

unless otherwise permitted by the Credit Agreement, after any Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and

after any Default shall have occurred and be continuing and the Administrative Agent has notified such Pledgor of the Administrative Agent's intention to exercise its voting power under this clause, (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests and each Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests; and (ii) promptly to deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

Except as otherwise permitted by the Credit Agreement, after any Default, all Dividends, Distributions, cash payments and proceeds which may from time to time be held by each Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), each Pledgor shall have the exclusive voting power with respect to any Pledged Interests and the Administrative Agent shall, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such Pledged Interests provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken, by such Pledgor that would be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document.

Future Pledged Interests. Each Pledgor agrees that upon the acquisition of any Collateral constituting (a) securities, such securities will be certificated and directly held and (b) equity interests in a partnership (whether general or limited) or limited liability company such Pledged Interest Issuer's Organic Documents will not require that any such equity interests in such Pledged Interest Issuer be securities governed by Article 8 of the UCC.

Future Pledged Interests. No Pledgor shall allow any Pledged Interest Issuer that is a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities; or

a partnership or limited liability company, to issue Capital Securities issued by such Pledged Interest Issuer that (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Capital Securities are securities governed by Article 8 of the UCC, or (iii) are to be held in a securities account.


                            THE ADMINISTRATIVE AGENT

Administrative Agent Appointed Attorney-in-Fact. After any Default, each Pledgor hereby irrevocably appoints the Administrative Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, after the occurrence and continuance of a Potential Default of the nature referred to in
Section 10.3 of the Credit Agreement or a Default:

to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; and

to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

Administrative Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Pledgor pursuant to
Section 6.5.

Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Interests, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                    REMEDIES

Certain Remedies.  If any Default shall have occurred and be continuing:
----------------

The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

The Administrative Agent may

transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, endorse any checks, drafts, or other writings in such Pledgor's name to allow collection of the Collateral,

take control of any proceeds of the Collateral, and

execute (in the name, place and stead of such Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Administrative Agent, such Pledgor will use its best efforts, at its own expense to:

execute and deliver, and cause each Pledged Interest Issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

use its best efforts to qualify the Collateral under the state securities or Blue Sky laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

cause each such Pledged Interest Issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever a Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply reasonably with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11.11 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent against, all or any part of the Obligation in accordance with Section 3.10 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after the Final Termination Date, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

Indemnity and Expenses. Subject to Section 7.11, each Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, each Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

the administration of this Pledge Agreement;

the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

the failure by such Pledgor to perform or observe any of the provisions hereof.


                            MISCELLANEOUS PROVISIONS

Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the requisite Lenders, as the case may be pursuant to the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of a Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement.

Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement.

Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY PLEDGOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION, SUBJECT TO ANY RIGHTS OF APPEAL OF ANY JUDGMENT RENDERED BY THE HIGHEST COURT IN THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT, FOR THE STATE OF NEW YORK, AS THE CASE MAY BE. EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES to the fullest extent permitted by law SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Waiver of Jury Trial. EACH PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY PLEDGOR. EACH PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Additional Pledgors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, together with the Schedule thereto, such Person shall become a "Pledgor" hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

Limited Recourse. Notwithstanding any contrary provision of any Loan Document, no recourse shall be had for the payment of the principal of or interest or premium, if any, on the Obligation or for any claim based thereon against (i) any member of the Rigas Family (whether in their individual capacity or as a general partner of any other Person), (ii) any Parent, (iii) any Minority Pledgor, (iv) any partner, shareholder, member, manager, director, officer, employee, legal representative, heir, estate, permitted successor or assign of any Person described in clauses (i) through (iii) above, or (v) any Person which the Collateral securing the payment of the Obligation shall have been transferred with the prior written consent of each requisite Lender, except to the extent such consent is not required pursuant to this Pledge Agreement or any other Loan Document. It is understood that the Obligation may not be enforced against any of the Persons described in clauses (i) through (v) above; provided, however, that this Section shall not (A) prevent or restrict recourse to the Collateral securing the payment of the Obligation or constitute a waiver, release or discharge of any Debt or Obligation, but such Debt shall remain outstanding until paid or discharged; (B) limit any rights, claims for damages or recourse of any Secured Party or their respective transferees or assigns as a result of (x) any knowing or willful breach by such Person of any representation or warranty of such Person made under or pursuant to any Loan Document or (y) any knowing or willful breach of covenant or other obligation by such Person under any Loan Document; or (C) limit the right of any Person to name any Loan Party or any other Person described in any of clauses (i) through (v) above as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under any Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken or enforced against any Person referred to in any of clauses (i) through (v) above. Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by any Secured Party of any rights to damages, other monetary relief, injunctive relief or any other remedy at law or equity against any Loan Party, Parent, Minority Pledgor, Manager or any other Person described in clauses (i) through (v) above by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence or criminal acts. This
Section is not intended to and shall not impair or limit any Secured Party's ability to realize on the Collateral securing the payment of the Obligation.

Acknowledgment of Regulatory Considerations. Notwithstanding anything in this Pledge Agreement to the contrary,

an assignment or transfer of control of any Authorization without the prior approval of Governmental Authorities may constitute a prohibited transfer in violation of Law. The Administrative Agent agrees and it is acknowledged that exercise of its or any Secured Party's Rights hereunder shall be effected only after the obtaining of any necessary approvals for such exercise.

if counsel to the Administrative Agent reasonably determines that the consent of any Governmental Authority is required in connection with any of the actions which may be taken by the Administrative Agent on behalf of Lenders in the exercise of their Rights hereunder or under the Loan Documents, then each Pledgor, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with the Administrative Agent and Lenders in any action commenced by the Administrative Agent to secure such consent. Upon the occurrence and during the continuation of a Default or Potential Default, each Pledgor shall promptly execute or cause the execution of all applications, certificates, instruments, and other documents and papers that the Administrative Agent may be required to file in order to obtain any necessary governmental consent, approval, or authorization, and if such Pledgor fails or refuses to execute such documents, then, on the order of any court of competent jurisdiction, the Clerk of the Court with jurisdiction may execute such documents on behalf of such Pledgor. Each Pledgor further recognizes that a violation of this covenant would result in irreparable harm to the Lenders for which monetary damages are not readily ascertainable and which might not fully compensate such Lenders. Therefore, in addition to any other remedy which may be available to the Lenders, at Law or in equity, the Administrative Agent on behalf of the Lenders shall have the remedy of specific performance of the provisions of this subsection.

neither the Administrative Agent nor any Secured Party will take any action pursuant to this Pledge Agreement or any of the documents executed pursuant hereto which would constitute an assignment of an Authorization or any transfer of control of an Authorization if such assignment of license or transfer of control would require under then-existing Law (including the written rules and regulations promulgated by any Governmental Authority) the prior approval of the Governmental Authority issuing such Authorization, without first obtaining such approval. Each Pledgor agrees to take, or cause to be taken, any action which the Administrative Agent may reasonably request in order to obtain and enjoy the full Rights and benefits granted to the Administrative Agent by this Pledge Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, at such Pledgor's cost and expense, the exercise of its best efforts to cooperate in obtaining Governmental Authority approval of any action or transaction contemplated by this Pledge Agreement or any other instrument or agreement executed pursuant hereto which is then required by Law.

each Pledgor agrees that if, for any reason, any Governmental Authority does not approve within a reasonable period of time the initial application for approval of the transfer of control of any Authorization, then clauses (b) and (c) of this Section 7.12 shall be applicable to any subsequent application for transfer of control of any Authorization pursuant to action taken by the Administrative Agent in the exercise of its Rights hereunder or under any other Loan Documents. With respect to each subsequent proposed purchaser(s), such Pledgor agrees to execute all such applications and other documents and take all such other action as may be reasonably requested by the Administrative Agent at any time and from time to time in order to obtain the approval by the Governmental Authorities. Exercise by the Administrative Agent of the Right to such cooperation shall not be exhausted by the initial or any subsequent exercise thereof.

                       Signature Page for Pledge Agreement



         IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                               BANK OF MONTREAL, CHICAGO BRANCH,
                                               as Administrative Agent


                                                     By:
                                                     Name: Michael Silverman
                                                     Title:  Managing Director

                       Signature Page for Pledge Agreement



                                                     EACH COMPANY LISTED ON
                                                     SCHEDULE A ATTACHED HERETO


                                                     By:
                                                     Name:

                                                     Title:_____________________
                                                     of (i) each Company listed
                                                     on Schedule A attached
                                                     hereto which is a
                                                     corporation and (ii) each
                                                     corporation listed on
                                                     Schedule A attached hereto
                                                     which is a general partner
                                                     of a partnership or member
                                                     of a limited liability
                                                     company listed on Schedule
                                                     A attached hereto, on
                                                     behalf of, directly or
                                                     indirectly, as indicated on
                                                     Schedule A attached hereto,
                                                     any such partnership and
                                                     any such limited liability
                                                     company; all as specified
                                                     on Schedule A attached
                                                     hereto


                                                     EACH COMPANY LISTED ON
                                                     SCHEDULE B ATTACHED HERETO


                                                     By:
                                                     Name:
                                                     Title:_____________________
                                                     of Highland Holdings for
                                                     itself and as a general
                                                     partner of Highland Video
                                                     Associates, L.P., for
                                                     itself and on behalf of,
                                                     directly or indirectly, any
                                                     partnership and any limited
                                                     liability company; all as
                                                     indicated and specified on
                                                     Schedule B attached hereto

                       Signature Page for Pledge Agreement



                                                     By:
                                                     John J. Rigas



                                                     By:
                                                     Michael J. Rigas



                                                     By:
                                                     Timothy J. Rigas

                                   SCHEDULE A
                                       TO
                       SIGNATURE PAGE TO PLEDGE AGREEMENT


ACC CABLE COMMUNICATIONS FL-VA, LLC
By:  ACC Media VA, Inc., its managing member

ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC
By: ACC Operations, Inc., its sole member

ACC MEDIA VA, INC.

ACC OPERATIONS, INC.

ADELPHIA CABLE PARTNERS, L.P.
By: Olympus Cable Holdings, LLC, its managing general partner

By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.
By: Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GS CABLE, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ARAHOVA HOLDINGS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

BETTER TV, INC. OF BENNINGTON

BUCKTAIL BROADCASTING CORPORATION

CCC-III, INC.

CDA CABLE, INC.

CENTURY ALABAMA CORP.

CENTURY ALABAMA HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CAROLINA CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY HUNTINGTON COMPANY

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MISSISSIPPI CORP.

CENTURY NORWICH CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

COUDERSPORT TELEVISION CABLE COMPANY

COWLITZ CABLEVISION, INC.

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By: ACC Cable Communications FL-VA, LLC, its sole member
By: ACC Media VA, Inc., its managing member

GS CABLE LLC
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

HENDERSON COMMUNITY ANTENNA TELEVISION, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION
By: Adelphia Cable Partners, L.P., a general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.
By: Pericles Communications Corporation, its managing general partner

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

SOUTHEAST FLORIDA CABLE, INC.

TELESAT ACQUISITION, LLC
By: Arahova Holdings, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

THREE RIVERS CABLE ASSOCIATES, L.P.
By: Chelsea Communications, LLC, a general partner
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

And By: Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.
By: Olympus Communications Holdings, L.L.C., its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

TMC HOLDINGS, LLC
By: TMC Holdings Corporation, its sole member

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.
By: CCC-III, Inc., its general partner

WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

WILDERNESS CABLE COMPANY

YUMA CABLEVISION, INC.

                                   SCHEDULE B
                                       TO
                       SIGNATURE PAGE TO PLEDGE AGREEMENT



ADELPHIA CABLEVISION ASSOCIATES OF RADNOR, L.P.
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

ADELPHIA CABLEVISION OF WEST PALM BEACH, LLC
By: Montgomery Cablevision Associates, L.P., its sole member
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

ADELPHIA CABLEVISION OF WEST PALM BEACH II, LLC
By: Adelphia Cablevision Associates of Radnor, L.P., its sole member
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

HIGHLAND HOLDINGS
By: the general partner specified on the signature page

HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner

MONTGOMERY CABLEVISION ASSOCIATES, L.P.
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

                                                                     EXHIBIT D-2
                        FORM OF MINORITY PLEDGE AGREEMENT

         This MINORITY PLEDGE AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Pledge Agreement"), dated as of September 28, 2001, is made by each of the Persons (such capitalized term, and other terms used in this Pledge Agreement, to have the meanings set forth in Article I) identified on the signature pages hereto and each other Person that from time to time becomes a party to this Agreement (collectively referred to as the "Pledgors"), in favor of BANK OF MONTREAL, as Administrative Agent for each of the Secured Parties.

                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Olympus Cable Holdings, LLC, a Delaware limited liability company, Adelphia Company of Western Connecticut, a Connecticut corporation, Highland Video Associates, L.P., a Pennsylvania limited partnership, Coudersport Television Cable Company, a Pennsylvania corporation, and Adelphia Holdings 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), Bank of Montreal as the Administrative Agent, the other Agents and Lenders party thereto, the Lenders and the Issuing Lenders agreed to make Credit Extensions to the Borrowers; and

         WHEREAS, pursuant to the terms of the Credit Agreement and as a condition precedent to the making of the Credit Extensions, each Pledgor is required to execute and deliver this Pledge Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuing Lenders to make Credit Extensions and to induce the Secured Parties to enter into Financial Hedges, each Pledgor agrees, for the benefit of each Secured Party, as follows.


                                   DEFINITIONS

Certain Terms. The following terms (whether or not underscored) when used in this Pledge Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Borrowers" is defined in the first recital.

         "Collateral" is defined in Section 2.1.

         "Credit Agreement" is defined in the first recital.

         "Disposition" (or similar words such as "Dispose") means any sale, transfer, lease, contribution or other conveyance (including by way of merger) of, or the granting of options, warrants or other rights to, any Person's assets (including accounts receivable and Capital Securities of Subsidiaries) to any other Person (other than to another Loan Party) in a single transaction or series of transactions.

         "Distributions" means all stock dividends, liquidating dividends, Capital Securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers and consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests (excluding Dividends).

         "Dividends" means cash dividends and cash distributions with respect to any Pledged Interests (excluding liquidating dividends).

         "Final Termination Date" means the date on which the Obligation has been paid in full in cash, all LCs have been terminated or expired (or been cash collateralized), all Financial Hedges which are part of the Obligation entered into with a Lender or one of its Affiliates have been terminated and all Facilities and Discretionary Facilities shall have terminated.

         "Lenders" is defined in the first recital.

         "Organic Documents" is defined in Section 3.1.2.

         "Partner" means anyone who is party to a partnership agreement establishing any general or limited partnership the Capital Securities of which are pledged hereunder.

         "Pledge Agreement" is defined in the preamble.

         "Pledged Interest Issuer" means each Person identified in the applicable Attachment 1 hereto (as supplemented or modified from time to time) as the issuer of the Pledged Interests identified opposite the name of such Person.

         "Pledged Interests" means all ownership, partnership, equity or other similar interests (including Capital Securities) owned by any Pledgor in a Pledged Interest Issuer and also includes such Pledgor's capital account in, and its right to receive Dividends and Distributions from, or its claim in the cash flow, profit, loss and income of, a Pledged Interest, in each case whether set forth in the Organic Documents of such Pledged Interest Issuer or otherwise and all proceeds therefrom.

         "Pledgors" is defined in the preamble.

         "Securities Act" is defined in Section 6.2.

Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Pledge Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

UCC Definitions. Unless otherwise defined herein or the Credit Agreement or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Pledge Agreement, including its preamble and recitals, with such meanings.


                                     PLEDGE

Grant of Security Interest. Except as otherwise provided in or permitted by the Credit Agreement, each Pledgor hereby pledges, hypothecates, assigns, charges, mortgages, delivers and transfers to the Administrative Agent, for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the ratable benefit of the Secured Parties, a continuing security interest in all of the following property (the "Collateral"):

all Pledged Interests that are owned by such Pledgor, issued from time to time, including those identified in Attachment 1 hereto (as supplemented or otherwise modified from time to time), and all amounts due thereunder or payable in respect thereof;

all right, title and interest of such Pledgor, whether now existing or hereafter arising or acquired, in, to and under any partnership agreement, any limited liability company or similar agreement which governs the rights and obligations of the holders of ownership, equity or similar interests in a Pledged Interest Issuer to which such Pledgor is a party including such Pledgor's rights, now existing or hereafter arising or acquired, to receive from time to time its share of profits, income, surplus, compensation, return of capital, distributions and other reimbursements and payments from such Pledged Interest Issuer (including specific properties of such Pledged Interest Issuer upon dissolution and otherwise);

all Dividends, Distributions and other payments and rights with respect to any Pledged Interests; and

all proceeds of any of the foregoing.

Notwithstanding any contrary provision, each Pledgor agrees that, if, but for the application of this Section 2.1, granting a Security Interest in the Collateral would constitute a fraudulent conveyance under 11 U.S.C. ss. 548 or a fraudulent conveyance or transfer under any state fraudulent conveyance, fraudulent transfer, or similar Law in effect from time to time (each a "fraudulent conveyance"), then the Security Interest remains enforceable to the maximum extent possible without causing such Security Interest to be a fraudulent conveyance, and this Pledge Agreement is automatically amended to carry out the intent of this paragraph.

Security for Obligations. The security interest granted pursuant to Section 2.1 of this Pledge Agreement secures the performance and payment in full in cash when due (whether at stated maturity, by acceleration or otherwise) of the Obligation.

Delivery of Collateral. All certificates or instruments representing or evidencing any Collateral, including all Pledged Interests which are certificated securities shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in suitable form for transfer by delivery, and shall be accompanied by all necessary instruments of transfer or assignment, duly executed in blank or, if any Pledged Interest pledged hereunder is an uncertificated security, confirmation and evidence satisfactory to the Administrative Agent that such Pledgor has taken all actions reasonably requested by the Administrative Agent to provide for the transfer to and perfection in favor of the Administrative Agent of the security interests in such uncertificated Pledged Interest for the benefit of the Secured Parties in accordance with the UCC.

Dividends on Pledged Interests. Dividends and Distributions on Pledged Interests and other payments and rights with respect to Pledged Interests may be paid as provided in the Credit Agreement.

Continuing Security Interest. This Pledge Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Final Termination Date has occurred;

be binding upon each Pledgor and its successors, transferees and assigns; and

inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of clause (c), each Lender and Issuing Lender may assign or otherwise transfer (in whole or in part) any Credit Extension or Committed Sum held by it to any other Person and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender or Issuing Lender under the Loan Documents (including this Pledge Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer and to the provisions of the Credit Agreement. The parties hereto agree that (i) upon the Disposition of Collateral in accordance with the Credit Agreement, (ii) the occurrence of the Final Termination Date or
(iii) as otherwise permitted by the Credit Agreement, the security interest granted herein shall automatically terminate with respect to (A) such Collateral (in the case of clause (i) or clause (iii)) or (B) all Collateral (in the case of clause (ii)). Upon any such termination, the Administrative Agent will, at such Pledgor's sole expense, deliver to the appropriate Pledgor, without any representations, warranties or recourse of any kind whatsoever, all Collateral held by the Administrative Agent, and execute and deliver to such Pledgor such documents as such Pledgor shall reasonably request to evidence such termination.

Pledgors Remain Liable. Notwithstanding anything in this Pledge Agreement to the contrary each Pledgor shall remain liable under the applicable partnership agreement, limited liability company agreement, and the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such partnership agreement or limited liability company agreement and such contracts and agreements to the same extent as if this Pledge Agreement had not been executed;

the exercise by the Administrative Agent or any other Secured Party of any of their rights hereunder shall not release any Pledgor from any of its duties or obligations under such partnership agreement, limited liability company agreement or any such contracts or agreements included in the Collateral; and

neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under such partnership agreement, limited liability company agreement or any contracts or agreements included in the Collateral by reason of this Pledge Agreement, nor shall the Administrative Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Pledgor under any partnership agreement or limited liability company agreement or to take any action to collect or enforce any claim for payment assigned hereunder.

Security Interest Absolute. All rights of the Secured Parties and the security interests granted to the Secured Parties hereunder, and all obligations of each Pledgor hereunder, shall be absolute and unconditional, irrespective of any lack of validity or enforceability of any Loan Document;

the failure of any Secured Party

to assert any claim or demand or to enforce any right or remedy against any Loan Party or any other Person under the provisions of any Loan Document or otherwise, or to exercise any right or remedy against any Guarantor, or collateral securing, the Obligation;

any change in the time, manner or place of payment of, or in any other term of, the Obligation or any extension, compromise or renewal of the Obligation;

any reduction, limitation, impairment or termination of the Obligation for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Pledgor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, the Obligation or otherwise;

any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of any Loan Document;

any addition, exchange, release, surrender or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to, or consent to or departure from, any guaranty held by any Secured Party, for the Obligation; or

any other circumstances which might otherwise constitute a defense available to, or a legal or equitable dischar ge of, any Loan Party, any surety or any guarantor, other than the occurrence of the Final Termination Date.

Postponement of Subrogation. Each Pledgor agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Pledge Agreement or any other Loan Document to which it is a party, nor shall any Pledgor seek or be entitled to seek any contribution or reimbursement from any Loan Party, in respect of any payment made hereunder, under any other Loan Document or otherwise, until following the Final Termination Date. Any amount paid to any Pledgor on account of any such subrogation rights prior to the Final Termination Date shall be held in trust for the benefit of the Secured Parties and shall immediately be paid and turned over to the Administrative Agent for the benefit of the Secured Parties in the exact form received by such Pledgor (duly endorsed in favor of the Administrative Agent, if required), to be credited and applied against the Obligation, whether matured or unmatured, in accordance with Section 6.1; provided, however, that if any Pledgor has made payment to the Secured Parties of all or any part of the Obligation; and the Final Termination Date has occurred;

then at such Pledgor's request, the Administrative Agent, (on behalf of the Secured Parties) will, at the expense of such Pledgor, execute and deliver to such Pledgor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Pledgor of an interest in the Obligation resulting from such payment. In furtherance of the foregoing, at all times prior to the Final Termination Date each Pledgor shall refrain from taking any action or commencing any proceeding against any Loan Party (or its successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amounts in the respect of payments made under this Pledge Agreement to any Secured Party.


                         REPRESENTATIONS AND WARRANTIES

Representations and Warranties, etc. In order to induce the Secured Parties to enter into the Credit Agreement and make Credit Extensions thereunder, and to induce Secured Parties to enter into Financial Hedges, each Pledgor represents and warrants, solely on its own behalf and as applicable, to each Secured Party as set forth in this Article.

Power, Authority and Legal Capacity. Each Pledgor is duly organized, validly existing, and in good standing under the Laws of its jurisdiction of organization (such jurisdictions being identified on Attachment I, as supplemented and modified in writing from time to time to reflect any changes to such Attachment I as a result of transactions permitted by the Loan Documents). Except where the failure to do so would not reasonably be expected to constitute a Material Adverse Event, each Pledgor is duly qualified to transact business and is in good standing in each jurisdiction where the nature and extent of its business and properties require the same. No authorization, consent, approval, waiver, license, or formal exemptions from, nor any filing, declaration, or registration with, any Governmental Authority (federal, state, or local), non-governmental Person, or Person under the terms of contracts or otherwise, is required by reason of or in connection with the execution and performance of the Loan Documents by such Pledgor.

Non-Contravention, etc. The execution, delivery and performance by each Pledgor of this Pledge Agreement and each other Loan Document executed or to be executed by such Pledgor (a) are within the corporate or organizational power of such Pledgor, (b) will have been duly authorized by all necessary limited liability company, corporate, or partnership action on the part of such Pledgor when such Loan Document is executed and delivered, (c) require no action by or in respect of, or filing with, any Governmental Authority, which action or filing has not been taken or made on or prior to the Closing Date (or if later, the date of execution and delivery of such Loan Document), (d) will not violate any provision of the charter, bylaws, organizational documents, or partnership agreement (collectively, such Pledgor's "Organic Documents") of such Pledgor,
(e) will not violate any provision of Law applicable to such Pledgor, other than such violations which individually or collectively would not reasonably be expected to constitute a Material Adverse Event, (f) will not violate any material written or oral agreements, contracts, commitments, or understandings to which such Pledgor is a party, other than such violations which would not reasonably be expected to constitute a Material Adverse Event, or (g) will not result in the creation or imposition of any Lien on any asset of any Pledgor, other than as created by this Pledge Agreement or in the case of any Parent or Rigas Family member, not related to the Collateral. Each Pledgor has (or will have upon consummation thereof) all necessary consents and approvals of any Person or Governmental Authority required to be obtained in order to effect any asset transfer, change of control, merger, or consolidations permitted by the Loan Documents except where the failure to so obtain would not reasonably be expected to be a Material Adverse Event.

Ownership, No Liens, etc. Such Pledgor owns the Collateral free and clear of any Lien except for the Lien created by this Pledge Agreement. Subject to the preceding sentence, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office (other than those that are to be terminated on the Closing Date and where duly executed termination statements relating to such financing statement have been delivered to the Administrative Agent on the Closing Date), except such as may have been filed in favor of the Administrative Agent relating to this Pledge Agreement and financing statements permitted by Section 9.13(b)(xvi) of the Credit Agreement.

Valid Security Interest. This Pledge Agreement creates a valid first-priority security interest in the Collateral securing the payment of the Obligation, and in the case of Collateral comprised of certificated securities or instruments, upon the delivery of such Collateral to the Administrative Agent, such security interest will be a valid first-priority perfected security interest;

in the case of Collateral comprised of uncertificated securities and other investment property (other than certificated securities), upon the Administrative Agent obtaining "control" (as defined in Section 8-106 of the UCC, as such term relates to investment property (other than certificated securities) of such Collateral and the filing of the UCC financing statements delivered by such Pledgor having an interest in such Collateral to the Administrative Agent with respect to such Collateral, such security interest will be a valid first-priority perfected security interest;

in the case of all other Collateral, upon the filing of the UCC financing statements delivered by such Pledgor to the Administrative Agent with respect to such Collateral, such security interest will be a valid first-priority perfected security interest.

On the date hereof, each Pledgor will (i) file all Uniform Commercial Code financing statements referred to above in the appropriate offices therefor or
(ii) provide the Administrative Agent with copies thereof suitable for filing in such offices, and has taken all of the other actions referred to above necessary to create perfected and first-priority security interests in the applicable Collateral.

Certificates. No interest of any Pledged Interest Issuer is represented by a certificate of interest or similar instrument other than Pledged Interest Issuer's that are organized as corporations. With respect to any Pledged Interest Issuer that is a partnership or limited liability company, no Capital Securities issued by such Pledged Interest Issuer (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Capital Securities are a security governed by Article 8 of the UCC or (iii) are held in a securities account.

Location, Records, etc. The location of each Pledgor for the purposes of the UCC are set forth on Attachment I hereto. No Pledgor has been known by any legal name different from the one set forth on the signature page hereto for the four months preceding the Closing Date, except as set forth on Attachment I.

As to Pledged Interests. All Pledged Interests are duly authorized and validly issued, fully paid, and non-assessable, and (a) constitute that percentage of the issued and outstanding Capital Securities, in the case of securities or (b) constitute the percentage interest in such Pledged Interest Issuers profits, of each Pledged Interest Issuer set forth on Attachment I hereto.

Litigation, etc. No Pledgor is subject to, or aware of the threat of, any Litigation which is reasonably likely to be determined adversely to any Pledgor with respect to its Pledged Interest, and, if so adversely determined, would (individually or collectively with other Litigation) reasonably be expected to be a Material Adverse Event.

Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required either for the pledge by such Pledgor of any Collateral pursuant to this Pledge Agreement or for the exercise by the Administrative Agent of the voting or other rights and remedies pursuant to this Pledge Agreement provided for in this Pledge Agreement (except as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally), other than those authorizations, approvals or notices required by the terms and conditions of certain agreements, where the failure to obtain such authorizations, approvals or notices would not reasonably be expected to have a Material Adverse Effect and would not, in any way, impair the rights of the Administrative Agent or the Secured Parties under this Pledge Agreement.


                                    COVENANTS

Protect Collateral; Further Assurances, etc. Unless otherwise permitted by the Credit Agreement, no Pledgor will Dispose of or grant any Lien on any Collateral (except in favor of the Administrative Agent hereunder). Each Pledgor will warrant and defend the right and title herein granted to the Administrative Agent in and to the Collateral pledged by such Pledgor (and all right, title, and interest represented by such Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that it will, from time to time, at the expense of such Pledgor, promptly execute and deliver all further instruments, and take all further action, that may be necessary or desirable, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted under this Pledge Agreement by such Pledgor or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral pledged by such Pledgor.

Stock Powers, etc. Each Pledgor agrees that all Collateral delivered by such Pledgor pursuant to this Pledge Agreement constituting certificated securities will be accompanied by duly executed undated blank stock powers or other instruments of transfer acceptable to the Administrative Agent. Each Pledgor will, from time to time promptly, deliver to the Administrative Agent such stock powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent with respect to the Collateral as the Administrative Agent may request and will, from time to time upon the request of the Administrative Agent after the occurrence of any Default, promptly transfer any Pledged Interests into the name of any nominee designated by the Administrative Agent.

Continuous Pledge. Each Pledgor will at all times keep pledged to the Administrative Agent pursuant hereto all Collateral (including all other instruments, proceeds, and rights from time to time received or distributable to the Pledgor in respect of any Collateral) except as otherwise provided in the Credit Agreement or any other Loan Document.

Voting Rights; Dividends, etc.  Each Pledgor agrees:

unless otherwise permitted by the Credit Agreement, after any Default shall have occurred and be continuing, promptly upon receipt of notice thereof by such Pledgor and without any request therefor by the Administrative Agent, to deliver (properly endorsed where required or requested by the Administrative Agent) to the Administrative Agent all Dividends, Distributions, all other cash payments, and all proceeds of the Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 6.4; and

after any Default shall have occurred and be continuing and the Administrative Agent has notified such Pledgor of the Administrative Agent's intention to exercise its voting power under this clause, (i) the Administrative Agent may exercise (to the exclusion of the Pledgor) the voting power and all other incidental rights of ownership with respect to any Pledged Interests and each Pledgor hereby grants the Administrative Agent an irrevocable proxy, exercisable under such circumstances, to vote the Pledged Interests; and (ii) promptly to deliver to the Administrative Agent such additional proxies and other documents as may be necessary to allow the Administrative Agent to exercise such voting power.

Except as otherwise permitted by the Credit Agreement, after any Default, all Dividends, Distributions, cash payments and proceeds which may from time to time be held by each Pledgor but which such Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by such Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless a Default shall have occurred and be continuing and the Administrative Agent shall have given the notice referred to in clause (b), each Pledgor shall have the exclusive voting power with respect to any Pledged Interests and the Administrative Agent shall, upon the written request of such Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by such Pledgor which are necessary to allow such Pledgor to exercise voting power with respect to any such Pledged Interests; provided, however, that no vote shall be cast, or consent, waiver, or ratification given, or action taken, by such Pledgor that would be inconsistent with or violate any provision of the Credit Agreement or any other Loan Document.

Future Pledged Interests. Each Pledgor agrees that upon the acquisition of any Collateral constituting (a) securities, such securities will be certificated and directly held and (b) equity interests in a partnership (whether general or limited) or limited liability company such Pledged Interest Issuer's Organic Documents will not require that any such equity interests in such Pledged Interest Issuer be securities governed by Article 8 of the UCC.

Future Pledged Interests. No Pledgor shall allow any Pledged Interest Issuer that is a corporation, business trust, joint stock company or similar Person, to issue uncertificated securities; or

a partnership or limited liability company, to issue Capital Securities issued by such Pledged Interest Issuer that (i) are dealt in or traded on securities exchanges or in securities markets, (ii) expressly provide that such Capital Securities are securities governed by Article 8 of the UCC, or (iii) are to be held in a securities account.


                            THE ADMINISTRATIVE AGENT

Administrative Agent Appointed Attorney-in-Fact. After any Default, each Pledgor hereby irrevocably appoints the Administrative Agent such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, after the occurrence and continuance of a Potential Default of the nature referred to in
Section 10.3 of the Credit Agreement or a Default:

to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (a) above; and

to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

Each Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

Administrative Agent May Perform. If any Pledgor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by such Pledgor pursuant to
Section 6.5.

Administrative Agent Has No Duty. The powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Secured Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Interests, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or taking any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Pledgor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                    REMEDIES

Certain Remedies.  If any Default shall have occurred and be continuing:
----------------

The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

The Administrative Agent may

transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, with or without disclosing that such Collateral is subject to the lien and security interest hereunder, notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder,

enforce collection of any of the Collateral by suit or otherwise, and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligations of any nature of any party with respect thereto, endorse any checks, drafts, or other writings in such Pledgor's name to allow collection of the Collateral,

take control of any proceeds of the Collateral, and

execute (in the name, place and stead of such Pledgor) endorsements, assignments, stock powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.

Securities Laws. If the Administrative Agent shall determine to exercise its right to sell all or any of the Collateral pursuant to Section 6.1, each Pledgor agrees that, upon request of the Administrative Agent, such Pledgor will use its best efforts, at its own expense to:

execute and deliver, and cause each Pledged Interest Issuer of the Collateral contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Collateral under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectus which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

use its best efforts to qualify the Collateral under the state securities or Blue Sky laws and to obtain all necessary governmental approvals for the sale of the Collateral, as requested by the Administrative Agent;

cause each such Pledged Interest Issuer to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law.

Compliance with Restrictions. Each Pledgor agrees that in any sale of any of the Collateral whenever a Default shall have occurred and be continuing, the Administrative Agent is hereby authorized to comply reasonably with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law (including compliance with such procedures as may restrict the number of prospective bidders and purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to persons who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchaser by any governmental regulatory authority or official, and each Pledgor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Administrative Agent be liable nor accountable to such Pledgor for any discount allowed by the reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

Application of Proceeds. All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 11.11 of the Credit Agreement and Section 6.5) in whole or in part by the Administrative Agent against, all or any part of the Obligation in accordance with Section 3.10 of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after the Final Termination Date, shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

Indemnity and Expenses. Subject to Section 7.11, each Pledgor hereby indemnifies and holds harmless the Administrative Agent from and against any and all claims, losses, and liabilities arising out of or resulting from this Pledge Agreement (including enforcement of this Pledge Agreement), except claims, losses, or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct. Upon demand, each Pledgor will pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with:

the administration of this Pledge Agreement;

the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;

the exercise or enforcement of any of the rights of the Administrative Agent hereunder; or

the failure by such Pledgor to perform or observe any of the provisions hereof.


                            MISCELLANEOUS PROVISIONS

Loan Document. This Pledge Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Amendments, etc. No amendment to or waiver of any provision of this Pledge Agreement, nor consent to any departure by any Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the requisite Lenders, as the case may be pursuant to the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.

Protection of Collateral. The Administrative Agent may from time to time, at its option, perform any act which any Pledgor agrees hereunder to perform and which such Pledgor shall fail to perform after being requested in writing to so perform (it being understood that no such request need be given after the occurrence and during the continuance of a Default) and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.

Section Captions. Section captions used in this Pledge Agreement are for convenience of reference only, and shall not affect the construction of this Pledge Agreement. Severability. Wherever possible each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Pledge Agreement. Counterparts. This Pledge Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Governing Law, Entire Agreement, etc. THIS PLEDGE AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY PLEDGOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION, SUBJECT TO ANY RIGHTS OF APPEAL OF ANY JUDGMENT RENDERED BY THE HIGHEST COURT IN THE STATE OF NEW YORK OR THE UNITED STATES DISTRICT COURT, FOR THE STATE OF NEW YORK, AS THE CASE MAY BE. EACH PLEDGOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH PLEDGOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY PLEDGOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PLEDGOR HEREBY IRREVOCABLY WAIVES to the fullest extent permitted by law SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS. Waiver of Jury Trial. EACH PLEDGOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES or any pledgor. Each PLEDGOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Additional Pledgors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, together with the Schedule thereto, such Person shall become a "Pledgor" hereunder with the same force and effect as if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any other Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as a party to this Pledge Agreement.

Limited Recourse. Notwithstanding any contrary provision of any Loan Document, no recourse shall be had for the payment of the principal of or interest or premium, if any, on the Obligation or for any claim based thereon against (i) any member of the Rigas Family (whether in their individual capacity or as a general partner of any other Person), (ii) any Parent, (iii) any Minority Pledgor, (iv) any partner, shareholder, member, manager, director, officer, employee, legal representative, heir, estate, permitted successor or assign of any Person described in clauses (i) through (iii) above, or (v) any Person which the Collateral securing the payment of the Obligation shall have been transferred with the prior written consent of each requisite Lender, except to the extent such consent is not required pursuant to this Pledge Agreement or any other Loan Document. It is understood that the Obligation may not be enforced against any of the Persons described in clauses (i) through (v) above; provided, however, that this Section shall not (A) prevent or restrict recourse to the Collateral securing the payment of the Obligation or constitute a waiver, release or discharge of any Debt or Obligation, but such Debt shall remain outstanding until paid or discharged; (B) limit any rights, claims for damages or recourse of any Secured Party or their respective transferees or assigns as a result of (x) any knowing or willful breach by such Person of any representation or warranty of such Person made under or pursuant to any Loan Document or (y) any knowing or willful breach of covenant or other obligation by such Person under any Loan Document; or (C) limit the right of any Person to name any Loan Party or any other Person described in any of clauses (i) through (v) above as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under any Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken or enforced against any Person referred to in any of clauses (i) through (v) above. Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by any Secured Party of any rights to damages, other monetary relief, injunctive relief or any other remedy at law or equity against any Loan Party, Parent, Minority Pledgor, Manager or any other Person described in clauses (i) through (v) above by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence or criminal acts. This
Section is not intended to and shall not impair or limit any Secured Party's ability to realize on the Collateral securing the payment of the Obligation.

Acknowledgment of Regulatory Considerations. Notwithstanding anything in this Pledge Agreement to the contrary,

an assignment or transfer of control of any Authorization without the prior approval of Governmental Authorities may constitute a prohibited transfer in violation of Law. The Administrative Agent agrees and it is acknowledged that exercise of its or any Secured Party's Rights hereunder shall be effected only after the obtaining of any necessary approvals for such exercise.

if counsel to the Administrative Agent reasonably determines that the consent of any Governmental Authority is required in connection with any of the actions which may be taken by the Administrative Agent on behalf of Lenders in the exercise of their Rights hereunder or under the Loan Documents, then each Pledgor, at its sole cost and expense, agrees to use its best efforts to secure such consent and to cooperate with the Administrative Agent and Lenders in any action commenced by the Administrative Agent to secure such consent. Upon the occurrence and during the continuation of a Default or Potential Default, each Pledgor shall promptly execute or cause the execution of all applications, certificates, instruments, and other documents and papers that the Administrative Agent may be required to file in order to obtain any necessary governmental consent, approval, or authorization, and if such Pledgor fails or refuses to execute such documents, then, on the order of any court of competent jurisdiction, the Clerk of the Court with jurisdiction may execute such documents on behalf of such Pledgor. Each Pledgor further recognizes that a violation of this covenant would result in irreparable harm to the Lenders for which monetary damages are not readily ascertainable and which might not fully compensate such Lenders. Therefore, in addition to any other remedy which may be available to the Lenders, at Law or in equity, the Administrative Agent on behalf of the Lenders shall have the remedy of specific performance of the provisions of this subsection.

neither the Administrative Agent nor any Secured Party will take any action pursuant to this Pledge Agreement or any of the documents executed pursuant hereto which would constitute an assignment of an Authorization or any transfer of control of an Authorization if such assignment of license or transfer of control would require under then-existing Law (including the written rules and regulations promulgated by any Governmental Authority) the prior approval of the Governmental Authority issuing such Authorization, without first obtaining such approval. Each Pledgor agrees to take, or cause to be taken, any action which the Administrative Agent may reasonably request in order to obtain and enjoy the full Rights and benefits granted to the Administrative Agent by this Pledge Agreement and any other instruments or agreements executed pursuant hereto, including, without limitation, at such Pledgor's cost and expense, the exercise of its best efforts to cooperate in obtaining Governmental Authority approval of any action or transaction contemplated by this Pledge Agreement or any other instrument or agreement executed pursuant hereto which is then required by Law.

each Pledgor agrees that if, for any reason, any Governmental Authority does not approve within a reasonable period of time the initial application for approval of the transfer of control of any Authorization, then clauses (b) and (c) of this Section 7.12 shall be applicable to any subsequent application for transfer of control of any Authorization pursuant to action taken by the Administrative Agent in the exercise of its Rights hereunder or under any other Loan Documents. With respect to each subsequent proposed purchaser(s), such Pledgor agrees to execute all such applications and other documents and take all such other action as may be reasonably requested by the Administrative Agent at any time and from time to time in order to obtain the approval by the Governmental Authorities. Exercise by the Administrative Agent of the Right to such cooperation shall not be exhausted by the initial or any subsequent exercise thereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                BANK OF MONTREAL, CHICAGO BRANCH
                                                as Administrative Agent


                                                     By:
                                                           Title:
                                                           Name:

                                                     [PLEDGOR]


                                                     By:
                                                           Title:

                                                                    ATTACHMENT 1
                          to Minority Pledge Agreement





         PLEDGED INTERESTS: CORPORATIONS:






Pledgor   Pledgor's Jurisdiction of   Pledged Share Issuer   No. of Shares   Class of Stock   Stock Certificate       Percent of
             Organization                                        Issued                             Number        Pledgor's Interest
                                                                                                                        Pledged






4500















         PLEDGED INTERESTS: PARTNERSHIPS:





Pledgor   Pledgor's Jurisdiction of   Pledged Share Issuer   Nature of Interest   Ownership Percentage in   Percent of Pledgor's
               Organization                                       Pledged         Pledged Interest Issuer     Interest Pledged


























         PLEDGED INTERESTS: LIMITED LIABILITY COMPANIES:




Pledgor  Pledgor's Jurisdiction of  Pledged Share Issuer  Nature of Interest Pledged  Ownership Percentage in  Percent of Pledgor's
               Organization                                                           Pledged Interest Issuer    Interest Pledged



                                                                         ANNEX I
                                                    to Minority Pledge Agreement

                     SUPPLEMENT TO MINORITY PLEDGE AGREEMENT

         This SUPPLEMENT NO. ___, dated as of ________ __, ____ (this "Supplement"), to the Minority Pledge Agreement, dated as of September 28, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Pledge Agreement"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to Section 7.10 thereof (each, individually, a "Pledgor", and, collectively, the "Pledgors"), in favor of BANK OF MONTREAL, as Administrative Agent for each of the Secured Parties (such and other capitalized terms being used herein with the meanings provided, or incorporated by reference, in the Pledge Agreement), is made by the undersigned.

                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, dated as of September 28, 2001 (as amended, modified, supplemented, or restated from time to time, the "Credit Agreement"), among Olympus Cable Holdings, LLC, a Delaware limited liability company, Adelphia Company of Western Connecticut, a Connecticut corporation, Highland Video Associates, L.P., a Pennsylvania limited partnership, Coudersport Television Cable Company, a Pennsylvania corporation, and Adelphia Holdings 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), Bank of Montreal as the Administrative Agent, the other Agents and Lenders party thereto, the Lenders and the Issuers agreed to make Credit Extensions to the Borrowers;

         WHEREAS, the undersigned has duly authorized the execution, delivery and performance of this Supplement and the Pledge Agreement;

         WHEREAS, the Pledge Agreement provides that additional parties may become Pledgors under the Pledge Agreement by execution and delivery of an instrument in the form of this Supplement;

         WHEREAS, pursuant to the provisions of Section 7.10 of the Pledge Agreement, the undersigned is becoming a Pledgor under the Pledge Agreement; and

         WHEREAS, the undersigned desires to become a Pledgor under the Pledge Agreement in order to induce the Secured Parties to continue to make and maintain Credit Extensions under the Credit Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

In accordance with the Pledge Agreement, the undersigned by its signature below becomes a Pledgor under the Pledge Agreement with the same force and effect as if it were an original signatory thereto as a Pledgor. In furtherance of the foregoing, each reference to a "Pledgor" in the Pledge Agreement shall be deemed to include the undersigned.

The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

Except as expressly supplemented hereby, the Pledge Agreement shall remain in full force and effect in accordance with its terms.

In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Pledge Agreement shall not in any way be affected or impaired.

Without limiting the provisions of the Credit Agreement (or any other Loan Document, including the Pledge Agreement), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. THIS SUPPLEMENT, THE PLEDGE AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

This Supplement hereby incorporates by reference the provisions of the Pledge Agreement, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Pledge Agreement.

This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                                    [NAME OF ADDITIONAL PLEDGOR]


                                                     By:
                                                          Name:
                                                          Title:
ACKNOWLEDGED AND ACCEPTED BY:

BANK OF MONTREAL, CHICAGO BRANCH

         as Administrative Agent

By:

Name:

Title:

                                                                       EXHIBIT H



                        AFFILIATE SUBORDINATION AGREEMENT

         This AFFILIATE SUBORDINATION AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Subordination Agreement"), dated as of September 28, 2001, is among each Person (such capitalized term and other terms used in this Subordination Agreement, unless otherwise defined in this Subordination Agreement, to have the meanings provided for in the Credit Agreement referred to below) that is required pursuant to the terms of the Credit Agreement to execute and deliver this Subordination Agreement (collectively referred to as the "Subordinated Creditors"), OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company, ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation, HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership, COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation, and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company (individually, a "Borrower " and collectively, the "Borrowers") and each Restricted Subsidiary that is required to become a party to this Subordination Agreement pursuant to Section 9.26 of the Credit Agreement (each Borrower and each Restricted Subsidiary that becomes a party to this Subordination Agreement collectively referred to as the "Subordinated Debtors"), and delivered by each Subordinated Debtor and each Subordinated Creditor to and in favor of BANK OF MONTREAL, as administrative agent (together with any successors thereto in such capacity, the "Administrative Agent") for the benefit of the Secured Parties.

                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, dated as of September 28, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, Bank of Montreal, as the Administrative Agent, and the other Agents and the Lenders party thereto, the Lenders and the Issuing Lenders have agreed to make Credit Extensions to the Borrowers;

         WHEREAS, pursuant to clause (e) of Section 9.12 of the Credit Agreement, the Subordinated Debtors may incur Affiliate Indebtedness from their Affiliates, in each case pursuant to the terms of this Subordination Agreement (such loans and any other Affiliate Indebtedness from the Affiliates collectively referred to as the "Affiliate Loans");

         WHEREAS, pursuant to clause (b) of Section 9.12 of the Credit Agreement, the Subordinated Debtors may incur intercompany indebtedness from other Subordinated Debtors, in each case pursuant to the terms of this Subordination Agreement (such loans from Subordinated Debtors and any other intercompany indebtedness collectively referred to as the "Intercompany Loans"; and the Affiliate Loans together with the Intercompany Loans collectively referred to as the "Subordinated Loans");

         WHEREAS, as a condition precedent to the making of Credit Extensions under the Credit Agreement, the parties hereto are required to execute and deliver this Subordination Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuing Lenders to make Credit Extensions to the Borrowers, each Subordinated Creditor and each Subordinated Debtor hereby agree, for the benefit of each Secured Party, as follows.




                             TERMS OF SUBORDINATION

Agreement to Subordinate.

Each Subordinated Creditor and each Subordinated Debtor agrees that the Subordinated Debt (as defined below) is and shall be subordinate, to the extent and in the manner hereinafter set forth, and junior in right of payment to the prior payment in full in cash of the Total Debt (as defined below). Except as provided in clause (b), no payment or other item of value on account of any component of Subordinated Debt shall be made by any Subordinated Debtor or received or accepted by any Subordinated Creditor until the indefeasible payment in full in cash of all Total Debt has been made and received, all LCs have expired or been terminated (or cash collateralized) and all Committed Sums have been terminated and all payments to the Secured Parties have been retained by them for a period of time in excess of all applicable preference (or other similar) periods under applicable bankruptcy, insolvency or creditors' rights laws (such date to be the "Total Debt Termination Date"). When used in this Subordination Agreement,

"Total Debt" means the Obligation (including without duplication the aggregate amount of all LC Exposure), it being expressly understood and agreed that the term "Total Debt" shall include, without limitation, (i) any and all interest accruing as part of the Obligation (whether or not permitted as a claim under applicable law) after the commencement of any bankruptcy, insolvency or other proceedings referred to in Section 1.4, notwithstanding any provision or rule of law which might restrict the rights of any Secured Party, as against the Borrowers or any other Person, to collect such interest in the manner and to the extent set forth in this Subordination Agreement, (ii) all renewals, extensions, increases, refinancings or refundings of the Obligation and (iii) all costs of enforcement and collection of the Obligation; and

"Subordinated Debt" means all indebtedness, obligations, liabilities, claims and other amounts of any nature or type now or hereafter owing to any Subordinated Creditor by any Subordinated Debtor or to any Subordinated Debtor by any other Subordinated Debtor in respect of the Subordinated Loans, interest thereon and fees in respect thereof, payable from time to time hereafter and any extensions, renewals, refinancings or refundings thereof in whole or in part.

Each Subordinated Debtor and each Subordinated Creditor agrees that, unless and until the Total Debt Termination Date has occurred, no Subordinated Debtor will make, and no Subordinated Creditor will ask, demand, make any claim for, sue for, take or receive from any Subordinated Debtor, directly or indirectly, in cash or other property or by set-off or in any other manner (including from or by way of collateral), payment of Subordinated Debt or interest and/or premium therein or fees relating thereto, except to the extent permitted pursuant to the Credit Agreement.

No Security. Without the prior written consent of each requisite Lender under the Credit Agreement, the parties hereto agree that no Subordinated Debtor will give, nor will any Subordinated Creditor receive or accept from any Subordinated Debtor, any security interest in or Lien on any assets or properties of any Subordinated Debtor, whether consensual or non-consensual, of any nature whatsoever to secure any obligations arising in connection with Subordinated Debt.

Trust; Security Agreement. Except with respect to payments of Subordinated Debt permitted by clause (b) of Section 1.1 and the security, if any, received by a Subordinated Creditor with the prior written consent of the requisite Lenders pursuant to Section 1.2 hereof, each Subordinated Creditor will hold in trust for, and will promptly pay over to the Administrative Agent (for the pro rata benefit of the Secured Parties), all amounts which such Subordinated Creditor receives on account of the Subordinated Debt and will assign and deliver to the Administrative Agent any security which such Subordinated Creditor receives as collateral therefor, and each Subordinated Creditor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in any and all dividends, distributions and other amounts and all other property (including any Capital Securities), whether now or hereafter existing or acquired by any Subordinated Creditor following the occurrence of any Default under Section 10.3 of the Credit Agreement unless otherwise permitted by the Credit Agreement. All amounts so paid and all realizations on account of security so assigned and delivered, and all payments and distributions on account of the Subordinated Debt received by the Administrative Agent pursuant to Section 1.4 hereof, shall be applied to the payment of the Total Debt or, if in a form other than cash, shall be held by the Administrative Agent for the ratable benefit of the Secured Parties as security for the Total Debt and disposed of in any lawful manner as such security. Upon the occurrence of the Total Debt Termination Date, any balance of such amounts or any security remaining in the hands of the Administrative Agent shall be paid over to, reassigned and redelivered to the applicable Subordinated Creditor, at its cost and expense.

Dissolution or Insolvency. Upon any payment or distribution of assets of any Subordinated Debtor of any kind or character, whether in cash, property or Capital Securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of any Subordinated Debtor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, arrangement or other proceedings, all outstanding amounts in respect of the Total Debt shall first be indefeasibly paid in full in cash before any payment is made on account of any component of the Subordinated Debt. Upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of any Subordinated Debtor of any kind or character, whether in cash, property or Capital Securities, to which any Subordinated Creditor would be entitled except for the provisions hereof, shall be paid by such Subordinated Debtor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution on behalf of such Subordinated Debtor, or by any Subordinated Creditor (if received by a Subordinated Creditor), directly to the Administrative Agent (for the benefit of the Secured Parties) to the extent necessary to pay the Total Debt in cash in full, after giving effect to any concurrent payment or distribution made on account of the Total Debt, before any payment or distribution is made to any Subordinated Creditor on account of the Subordinated Debt. For such purpose, each Subordinated Creditor hereby assigns to the Administrative Agent (for the benefit of the Secured Parties) all right, title, claim and interest in and to any and all such payments and distributions on account of the Subordinated Debt. In furtherance of the terms of this Subordination Agreement, each Subordinated Creditor hereby irrevocably appoints the Administrative Agent as such Subordinated Creditor's attorney-in-fact, with full authority in the place and stead of such Subordinated Creditor and in the name of such Subordinated Creditor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Subordination Agreement (including the filing of claims, proof of claim or other instrument of similar character by the Administrative Agent on behalf (and in the name) of a Subordinated Creditor. Each Subordinated Creditor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest. Each Subordinated Creditor shall execute and deliver to the Administrative Agent any instruments of assignment or further assurance of such right, claim, title or interest as the Administrative Agent may hereafter request. The Administrative Agent is hereby irrevocably authorized and empowered, at its election and in its own name or in the name of each Subordinated Creditor, to execute and file any proof of claim or other document and to take any and all action with respect to the Subordinated Debt necessary or appropriate to ensure payment to the Administrative Agent of all such payments and distributions made on account of the Subordinated Debt, and for such purpose each Subordinated Creditor will upon the request of the Administrative Agent assign or endorse and deliver to the Administrative Agent any instrument or instruments hereafter held by such Subordinated Creditor evidencing Subordinated Debt, and will execute and deliver or will cause to be executed and delivered any and all affidavits, powers of attorney and other instruments and documents as may be requested by the Administrative Agent for such purpose.

Inspection of Records. From time to time upon the request of the Agents, each Subordinated Debtor will permit such Agent to inspect and to make extracts from its books and records pertaining to any Subordinated Debt, and each Subordinated Creditor will permit such Agent at all reasonable times to examine the accounts of such Subordinated Creditor evidencing Subordinated Debt and any other instrument or instruments hereafter held by such Subordinated Creditor evidencing Subordinated Debt.

Obligations Absolute, etc. This Subordination Agreement and all rights of the Secured Parties and all obligations and duties of each Subordinated Debtor and each Subordinated Creditor hereunder shall continue in full force and effect notwithstanding any action which any Secured Party or any Borrower, without notice to or consent of any Subordinated Creditor, may take or refrain from taking with respect to the Total Debt, including (i) any amendment, modification, waiver, extension, increase or renewal of the Total Debt or any part thereof or of any instrument or instruments now or hereafter evidencing the Total Debt or any part thereof or of any agreement or agreements (including any Loan Document) now or hereafter entered into by the Secured Parties and any Borrower pursuant to which the Total Debt or any part thereof is issued or governed, (ii) any change in the amount, manner or place of payment of, rate of interest on, or in any other term of, the Total Debt or any part thereof or any release, compliance or settlement with respect thereto, (iii) any forbearance or agreement of forbearance with respect to the Total Debt, (iv) any substitution, release, non-perfection, exchange, indulgence, forbearance or other action or dealing with respect to any collateral security for the Total Debt, whether such collateral is now or hereafter existing, (v) any extension of additional credit (whether by any Discretionary Facility or otherwise) to any Borrower by the Secured Parties, it being understood that all such additional credit will become Total Debt for purposes of this Subordination Agreement, (vi) any lack of validity or enforceability of the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Borrower, any other Subordinated Debtor or any Subordinated Creditor.

Application of Payments. All payments and distributions received by the Administrative Agent in respect of the Subordinated Debt, to the extent received in or converted into cash, solely as between the Subordinated Creditors and the Administrative Agent, shall be applied by the Administrative Agent, first toward the payment of the Total Debt as set forth in Section 3.10 of the Credit Agreement and after the Total Debt has been paid in full in cash, then to the Subordinated Debtors and their creditors, as between the Subordinated Debtors and their creditors (other than the Administrative Agent and the Secured Parties), in which case no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Total Debt.

Subrogation. Each Subordinated Creditor agrees that no payment or distribution to the Administrative Agent shall entitle such Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Total Debt Termination Date has occurred. Each Subordinated Creditor agrees that the subordination provisions contained herein shall not be affected by any action, or failure to act by any Secured Party which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of any Subordinated Creditor.

Waivers by each Subordinated Creditor. Each Subordinated Creditor hereby waives:
(a) notice of acceptance of this Subordination Agreement by any Secured Party or any other holder of Total Debt, (b) notice of the existence, or creation or non-payment of all or any portion of, the Total Debt and (c) all diligence in collection or protection of, or realization upon, the Total Debt, or any part thereof, or any security therefor.

No Commencement of Any Proceeding. Each Subordinated Creditor agrees that, until the Total Debt Termination Date has occurred, it will not commence, or join with any creditor other than the Administrative Agent (if the Administrative Agent specifically approves in writing) in commencing, any proceeding (or otherwise making any claim) referred to in Section 1.4.

Subordination Legend; Further Assurances. Each Subordinated Creditor and each Subordinated Debtor will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

         "The indebtedness evidenced by this instrument is subordinated to the prior payment in full in cash of the Total Debt, as defined in, and to the extent provided in, the Affiliate Subordination Agreement, dated as of September 28, 2001, by (among others), the maker hereof and payee named herein in favor of Bank of Montreal, as Administrative Agent for the Secured Parties (as such terms are defined in, or by reference in, the Affiliate Subordination Agreement)."

Each Subordinated Creditor and each Subordinated Debtor each will mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon the Administrative Agent's request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Each Subordinated Creditor and each Subordinated Debtor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable, or that the Administrative Agent may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder.

No Change in or Disposition of Subordinated Debt. No Subordinated Creditor will:

sell, assign, pledge, encumber or otherwise dispose of any or any part of any Subordinated Debt to any Person or entity other than the Subordinated Debtors or any of their respective Affiliates that has executed and delivered to the Administrative Agent this Subordination Agreement;

take or permit to be taken, any action to assert, collect or enforce any Subordinated Debt or any part thereof, except in accordance with this Subordination Agreement and only as to that portion of the Subordinated Debt, if any, to which the Subordinated Creditors are entitled; or permit the terms of any of the Subordinated Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of any holder of Total Debt.

Representations and Warranties. Each Subordinated Creditor and each Subordinated Debtor hereby represents and warrants as to itself, as applicable, as follows:

No default exists in respect of its Subordinated Debt.

This Subordination Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of such Subordinated Debtor and such Subordinated Creditor, enforceable against such Subordinated Debtor and such Subordinated Creditor in accordance with its terms.

Such Subordinated Creditor owns the outstanding Subordinated Debt free and clear of any Lien.

Such Subordinated Creditor has reviewed the terms of the Credit Agreement, including any provisions as to when the Borrowers and their Restricted Subsidiaries are permitted to make Restricted Payments.

Limited Recourse. Notwithstanding any contrary provision of this Subordination Agreement or any other document or instrument governing any Subordinated Debt, no recourse shall be had for the payment of the principal of or interest or premium, if any, on the Obligation or for any claim based thereon against (i) any member of the Rigas Family (whether in their individual capacity or as a general partner of any other Person), (ii) any Parent, (iii) any Minority Pledgor, (iv) any partner, shareholder, member, manager, director, officer, employee, legal representative, heir, estate, permitted successor or assign of any Person described in clauses (i) through (iii) above, or (v) any Person which the Collateral securing the payment of the Obligation shall have been transferred with the prior written consent of each requisite Lender, except to the extent such consent is not required pursuant to this Subordination Agreement or any other Loan Document. It is understood that the Obligation may not be enforced against any of the Persons described in clauses (i) through (v) above; provided, however, that this Section shall not (A) prevent or restrict recourse to the Collateral securing the payment of the Obligation or constitute a waiver, release or discharge of any Debt or Obligation, but such Debt shall remain outstanding until paid or discharged; (B) limit any rights, claims for damages or recourse of any Secured Party or their respective transferees or assigns as a result of (x) any knowing or willful breach by such Person of any representation or warranty of such Person made under or pursuant to any Loan Document or (y) any knowing or willful breach of covenant or other obligation by such Person under any Loan Document; or (C) limit the right of any Person to name any Loan Party or any other Person described in any of clauses (i) through (v) above as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under any Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken or enforced against any Person referred to in any of clauses (i) through (v) above. Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by any Secured Party of any rights to damages, other monetary relief, injunctive relief or any other remedy at law or equity against any Loan Party, Parent, Minority Pledgor, Manager or any other Person described in clauses (i) through (v) above by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence or criminal acts. This
Section is not intended to and shall not impair or limit any Secured Party's ability to realize on the Collateral securing the payment of the Obligation or on any other assets of any Loan Party.

Nature of Subordinated Debt. Each Subordinated Creditor and each Subordinated Debtor agrees that any document or instrument governing any Subordinated Debt will not contain any provisions similar to Section 10.8 of the Credit Agreement and any covenants contained in any document or instrument governing any Subordinated Debt will be on terms and conditions satisfactory to the requisite Lenders.




                            MISCELLANEOUS PROVISIONS

Construction, etc. This Subordination Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Binding on Successors, Transferees and Assigns; Assignment. This Subordination Agreement shall be binding upon each Subordinated Debtor and each Subordinated Creditor and their respective permitted successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns as provided in the Credit Agreement; provided, however , that no Subordinated Debtor or Subordinated Creditor may assign any of its obligations hereunder without the prior written consent of the requisite Lenders.

Amendments, etc. No amendment to or waiver of any provision of this Subordination Agreement, nor consent to any departure by any Subordinated Debtor or any Subordinated Creditor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (with the consent of the requisite Lenders under the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Addresses for Notices. All notices and other communications provided to any Subordinated Debtor, any Subordinated Creditor or the Administrative Agent under this Subordination Agreement or any other Loan Document must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answer back is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided, that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for each Subordinated Debtor or Subordinated Creditor is the address set forth on the signature pages hereto. A copy of each such communication to the Administrative Agent shall also be sent to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10010 Fax:
212-262-1910, Attn: Andrew Mattei. A copy of each such communication to any Subordinated Creditor or any Subordinated Debtor shall also be sent to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219-1410, Attn: Paula Zawadzki.

No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section Captions. Section captions used in this Subordination Agreement are for convenience of reference only, and shall not affect the construction of this Subordination Agreement.

Severability. Wherever possible each provision of this Subordination Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Subordination Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordination Agreement.

Expenses. Each Subordinated Creditor and each Subordinated Debtor jointly and severally agrees to pay, upon demand, to the Administrative Agent any and all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which any Secured Party may incur in connection with the exercise or enforcement of any of the rights or interest of any Secured Party hereunder.

Governing Law, Entire Agreement, etc. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS SUBORDINATION AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT HERETO.

Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY, ANY SUBORDINATED DEBTOR OR ANY SUBORDINATED CREDITOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH SUBORDINATED DEBTOR AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY SUBORDINATED DEBTOR OR ANY SUBORDINATED CREDITOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUBORDINATION AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Waiver of Jury Trial. EACH SUBORDINATED DEBTOR AND EACH SUBORDINATED CREDITOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY, ANY SUBORDINATED DEBTOR OR ANY SUBORDINATED CREDITOR. EACH SUBORDINATED DEBTOR AND EACH SUBORDINATED CREDITOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND CERTAIN SECURED PARTIES ENTERING INTO THE FINANCIAL HEDGES.

         Additional Parties. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become either a "Subordinated Debtor", a "Subordinated Creditor" or both hereunder with the same force and effect as if it were originally a party to this Subordination Agreement and named as a "Subordinated Debtor", a " Subordinated Creditor" or both hereunder. The execution and delivery of any such instrument shall not require the consent of any other party hereto or any other Secured Party, and the rights and obligations of each party hereto hereunder shall remain in full force and effect notwithstanding the addition of any new "Subordinated Debtor" or "Subordinated Creditor" as a party to this Subordination Agreement. IN WITNESS WHEREOF, the Administrative Agent, each Subordinated Debtor and each Subordinated Creditor has caused this Subordination Agreement to be duly executed and delivered by its respective Responsible Officer as of the date first written above.




                                               BANK OF MONTREAL, CHICAGO BRANCH,
                                               as Administrative Agent


                                                     By:
                                                     Name: Michael Silverman
                                                     Title: Managing Director

              Signature Page for Affiliate Subordination Agreement



                                                     SUBORDINATED CREDITOR


                                                     ACC OPERATIONS, INC.

                                                     By:
                                                     Name:
                                                     Title:

              Signature Page for Affiliate Subordination Agreement



                                                     EACH COMPANY LISTED ON
                                                     SCHEDULE A ATTACHED HERETO


                                                     By:
                                                     Name:

                                                     Title:_____________________
                                                     of (i) each Company listed
                                                     on Schedule A attached
                                                     hereto which is a
                                                     corporation and (ii) each
                                                     corporation listed on
                                                     Schedule A attached hereto
                                                     which is a general partner
                                                     of a partnership or member
                                                     of a limited liability
                                                     company listed on Schedule
                                                     A attached hereto, on
                                                     behalf of, directly or
                                                     indirectly, as indicated on
                                                     Schedule A attached hereto,
                                                     any such partnership and
                                                     any such limited liability
                                                     company; all as specified
                                                     on Schedule A attached
                                                     hereto


                                                     EACH COMPANY LISTED ON
                                                     SCHEDULE B ATTACHED HERETO


                                                     By:
                                                     Name:
                                                     Title:_____________________
                                                     of Highland Holdings as a
                                                     general partner of Highland
                                                     Video Associates, L.P., for
                                                     itself and on behalf of,
                                                     directly or indirectly, any
                                                     partnership and any limited
                                                     liability company; all as
                                                     indicated and specified on
                                                     Schedule B attached hereto

                                   SCHEDULE A
                                       TO
               SIGNATURE PAGE TO AFFILIATE SUBORDINATION AGREEMENT


ACC CABLE COMMUNICATIONS FL-VA, LLC
By:  ACC Media VA, Inc., its managing member

ACC CABLE HOLDINGS VA, INC.

ACC MEDIA VA, INC.

ADELPHIA CABLE PARTNERS, L.P.
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.
By: Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GS CABLE, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ARAHOVA HOLDINGS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

BETTER TV, INC. OF BENNINGTON

BUCKTAIL BROADCASTING CORPORATION

CCC-III, INC.

CDA CABLE, INC.

CENTURY ALABAMA CORP.

CENTURY ALABAMA HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CAROLINA CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY HUNTINGTON COMPANY

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MISSISSIPPI CORP.

CENTURY NORWICH CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CHELSEA COMMUNICATIONS, INC.
CHELSEA COMMUNICATIONS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

COUDERSPORT TELEVISION CABLE COMPANY

COWLITZ CABLEVISION, INC.

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By: ACC Cable Communications FL-VA, LLC, its sole member
By: ACC Media VA, Inc., its managing member

GS CABLE LLC
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

HENDERSON COMMUNITY ANTENNA TELEVISION, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION
By: Adelphia Cable Partners, L.P., a general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.
By: Pericles Communications Corporation, its managing general partner

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

SOUTHEAST FLORIDA CABLE, INC.

TELESAT ACQUISITION, LLC
By: Arahova Holdings, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

THREE RIVERS CABLE ASSOCIATES, L.P.
By: Chelsea Communications, LLC, a general partner
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

And By: Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.
By: Olympus Communications Holdings, L.L.C., its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.
By: CCC-III, Inc., its general partner

WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

WILDERNESS CABLE COMPANY

YUMA CABLEVISION, INC.




Address:
1 North Main Street
Coudersport, PA 16915
Attn: Mike Mulcahey

                                   SCHEDULE B
                                       TO
               SIGNATURE PAGE TO AFFILIATE SUBORDINATION AGREEMENT



ADELPHIA CABLEVISION ASSOCIATES OF RADNOR, L.P.
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

ADELPHIA CABLEVISION OF WEST PALM BEACH, LLC
By: Montgomery Cablevision Associates, L.P., its sole member
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

ADELPHIA CABLEVISION OF WEST PALM BEACH II, LLC
By: Adelphia Cablevision Associates of Radnor, L.P., its sole member
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner

MONTGOMERY CABLEVISION ASSOCIATES, L.P.
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner




Address:
1 North Main Street
Coudersport, PA 16915
Attn: Mike Mulcahey

                                                                      ANNEX I to
                                           the Affiliate Subordination Agreement


         THIS SUPPLEMENT, dated as of ________________, ____ (this "Supplement "), is to the Affililate Subordination Agreement, dated as of September 28, 2001 (as amended, supplemented, amended and restated or otherwise modified, the "Subordination Agreement"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in the Subordination Agreement) which from time to time thereafter became a party thereto pursuant to Section 2.12 thereof (each, individually, a "Subordinated Debtor" or a "Subordinated Creditor"), in favor of the Secured Parties.

                              W I T N E S S E T H:


         WHEREAS, pursuant to the provisions of Section 2.12 of the Subordination Agreement, the undersigned is becoming a [Subordinated Creditor] [and a] [Subordinated Debtor] under the Subordination Agreement; and

         WHEREAS, the undersigned is obligated to enter into the Subordination Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

Party to Subordination Agreement, etc. In accordance with the terms of the Subordination Agreement, by its signature below the undersigned hereby irrevocably agrees to become a [Subordinated Creditor] [and a] [Subordinated Debtor] under the Subordination Agreement with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Subordination Agreement applicable to it as a [Subordinated Creditor] [and a] [Subordinated Debtor] and (b) represents and warrants that the representations and warranties made by it as a [Subordinated Creditor] [and a] [Subordinated Debtor] thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a ["Subordinated Creditor"] [and a] ["Subordinated Debtor"] in the Subordination Agreement shall be deemed to include the undersigned.

Representations. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Subordination Agreement constitute the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

Full Force of Subordination Agreement. Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect in accordance with its terms.

Severability. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subordination Agreement shall not in any way be affected or impaired.

Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS SUPPLEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                                [NAME OF ADDITIONAL SUBORDINATED

                                                CREDITOR AND/OR SUBORDINATED

                                                DEBTOR]

                                                     By:

                                                     Title:
ACCEPTED BY:

BANK OF MONTREAL, CHICAGO BRANCH,
  as Administrative Agent


By:__________________________
Name:
   Title:

                                                                       EXHIBIT I

                     MANAGEMENT FEE SUBORDINATION AGREEMENT

         This MANAGEMENT FEE SUBORDINATION AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Subordination Agreement"), dated as of September __, 2001, is among each Manager (such capitalized term and other terms used in this Subordination Agreement, unless otherwise defined in this Subordination Agreement, to have the meanings provided for in the Credit Agreement referred to below) that is required pursuant to the terms of the Credit Agreement to execute and deliver this Subordination Agreement (collectively referred to as the "Subordinated Creditors"), OLYMPUS CABLE HOLDINGS, LLC, a Delaware limited liability company, ADELPHIA COMPANY OF WESTERN CONNECTICUT, a Connecticut corporation, HIGHLAND VIDEO ASSOCIATES, L.P., a Pennsylvania limited partnership, COUDERSPORT TELEVISION CABLE COMPANY, a Pennsylvania corporation, and ADELPHIA HOLDINGS 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), each Restricted Subsidiary that is required to become a party to this Subordination Agreement pursuant to Section 9.29 of the Credit Agreement (each Borrower and each Restricted Subsidiary that becomes a party to this Subordination Agreement collectively referred to as the "Subordinated Debtors"), and delivered by each Subordinated Debtor and each Subordinated Creditor to and in favor of BANK OF MONTREAL, as administrative agent (together with any successors thereto in such capacity, the "Administrative Agent") for the benefit of the Secured Parties.

                              W I T N E S S E T H:


         WHEREAS, pursuant to the Credit Agreement, dated as of September __, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among the Borrowers, Bank of Montreal, as the Administrative Agent, and the other Agents and the Lenders party thereto, the Lenders and the Issuing Lenders have agreed to make Credit Extensions to the Borrowers;

         WHEREAS, pursuant to one or more Management Agreements, each Subordinated Creditor is a Manager thereunder and is entitled to receive the Management Fees payable thereunder; and

         WHEREAS, as a condition precedent to the making of Credit Extensions under the Credit Agreement, the parties hereto are required to execute and deliver this Subordination Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders and the Issuing Lenders to make Credit Extensions to the Borrowers, each Subordinated Creditor and each Subordinated Debtor hereby agree, for the benefit of each Secured Party, as follows.


                             TERMS OF SUBORDINATION

Agreement to Subordinate.


Each Subordinated Creditor and each Subordinated Debtor agrees that the Subordinated Debt (as defined below) is and shall be subordinate, to the extent and in the manner hereinafter set forth, and junior in right of payment to the prior payment in full in cash of the Total Debt (as defined below). Except as provided in clause (b), no payment or other item of value on account of any component of Subordinated Debt shall be made by any Subordinated Debtor or received or accepted by any Subordinated Creditor until the indefeasible payment in full in cash of all Total Debt has been made and received, all LCs have expired or been terminated (or cash collateralized) and all Committed Sums have been terminated and all payments to the Secured Parties have been retained by them for a period of time in excess of all applicable preference (or other similar) periods under applicable bankruptcy, insolvency or creditors' rights laws (such date to be the "Total Debt Termination Date"). When used in this Subordination Agreement,

"Total Debt" means the Obligation (including without duplication the aggregate amount of all LC Exposure), it being expressly understood and agreed that the term "Total Debt" shall include, without limitation, (i) any and all interest accruing as part of the Obligation (whether or not permitted as a claim under applicable law) after the commencement of any bankruptcy, insolvency or other proceedings referred to in Section 1.4, notwithstanding any provision or rule of law which might restrict the rights of any Secured Party, as against the Borrowers or any other Person, to collect such interest in the manner and to the extent set forth in this Subordination Agreement, (ii) all renewals, extensions, increases, refinancings or refundings of the Obligation and (iii) all costs of enforcement and collection of the Obligation; and

"Subordinated Debt" means all indebtedness, obligations, liabilities, claims and other amounts of any nature or type now or hereafter owing to any Subordinated Creditor by any Subordinated Debtor in respect of Management Fees, interest thereon and fees in respect thereof, payable from time to time hereafter and any extensions, renewals, refinancings or refundings thereof in whole or in part, other than Management Fees paid out of the proceeds of Capital Contributions.

Each Subordinated Debtor and each Subordinated Creditor agrees that, unless and until the Total Debt Termination Date has occurred, no Subordinated Debtor will make, and no Subordinated Creditor will ask, demand, make any claim for, sue for, take or receive from any Subordinated Debtor, directly or indirectly, in cash or other property or by set-off or in any other manner (including from or by way of collateral), payment of Subordinated Debt except to the extent permitted pursuant to Section 9.29 of the Credit Agreement.

No Security. Without the prior written consent of each requisite Lender under the Credit Agreement, the parties hereto agree that no Subordinated Debtor will give, nor will any Subordinated Creditor receive or accept from any Subordinated Debtor, any security interest in or Lien on any assets or properties of any Subordinated Debtor, whether consensual or non-consensual, of any nature whatsoever to secure any obligations arising in connection with Subordinated Debt.

Trust; Security Agreement. Except with respect to payments of Subordinated Debt permitted by clause (b) of Section 1.1 and the security, if any, received by a Subordinated Creditor with the prior written consent of the requisite Lenders pursuant to Section 1.2 hereof, each Subordinated Creditor will hold in trust for, and will promptly pay over to the Administrative Agent (for the pro rata benefit of the Secured Parties), all amounts which such Subordinated Creditor receives on account of the Subordinated Debt and will assign and deliver to the Administrative Agent any security which such Subordinated Creditor receives as collateral therefor and each Subordinated Creditor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Secured Parties, a security interest in any and all dividends, distributions and other amounts and all other property (including any Capital Securities), whether now or hereafter existing or acquired by any Subordinated Creditor following the occurrence of any Default under Section 10.3 of the Credit Agreement unless otherwise permitted by the Credit Agreement. All amounts so paid and all realizations on account of security so assigned and delivered, and all payments and distributions on account of the Subordinated Debt received by the Administrative Agent pursuant to Section 1.4 hereof, shall be applied to the payment of the Total Debt or, if in a form other than cash, shall be held by the Administrative Agent for the ratable benefit of the Secured Parties as security for the Total Debt and disposed of in any lawful manner as such security. Upon the occurrence of the Total Debt Termination Date, any balance of such amounts or any security remaining in the hands of the Administrative Agent shall be paid over to, reassigned and redelivered to the applicable Subordinated Creditor, at its cost and expense.

Dissolution or Insolvency. Upon any payment or distribution of assets of any Subordinated Debtor of any kind or character, whether in cash, property or Capital Securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of any Subordinated Debtor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership, arrangement or other proceedings, all outstanding amounts in respect of the Total Debt shall first be indefeasibly paid in full in cash before any payment is made on account of any component of the Subordinated Debt. Upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets of any Subordinated Debtor of any kind or character, whether in cash, property or Capital Securities, to which any Subordinated Creditor would be entitled except for the provisions hereof, shall be paid by such Subordinated Debtor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution on behalf of such Subordinated Debtor, or by any Subordinated Creditor (if received by a Subordinated Creditor), directly to the Administrative Agent (for the benefit of the Secured Parties) to the extent necessary to pay the Total Debt in cash in full, after giving effect to any concurrent payment or distribution made on account of the Total Debt, before any payment or distribution is made to any Subordinated Creditor on account of the Subordinated Debt. For such purpose, each Subordinated Creditor hereby assigns to the Administrative Agent (for the benefit of the Secured Parties) all right, title, claim and interest in and to any and all such payments and distributions on account of the Subordinated Debt. In furtherance of the terms of this Subordination Agreement, each Subordinated Creditor hereby irrevocably appoints the Administrative Agent as such Subordinated Creditor's attorney-in-fact, with full authority in the place and stead of such Subordinated Creditor and in the name of such Subordinated Creditor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Subordination Agreement (including the filing of claims, proof of claim or other instrument of similar character by the Administrative Agent on behalf (and in the name) of a Subordinated Creditor. Each Subordinated Creditor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest. Each Subordinated Creditor shall execute and deliver to the Administrative Agent any instruments of assignment or further assurance of such right, claim, title or interest as the Administrative Agent may hereafter request. The Administrative Agent is hereby irrevocably authorized and empowered, at its election and in its own name or in the name of each Subordinated Creditor, to execute and file any proof of claim or other document and to take any and all action with respect to the Subordinated Debt necessary or appropriate to ensure payment to the Administrative Agent of all such payments and distributions made on account of the Subordinated Debt, and for such purpose each Subordinated Creditor will upon the request of the Administrative Agent assign or endorse and deliver to the Administrative Agent any instrument or instruments hereafter held by such Subordinated Creditor evidencing Subordinated Debt, and will execute and deliver or will cause to be executed and delivered any and all affidavits, powers of attorney and other instruments and documents as may be requested by the Administrative Agent for such purpose.

Inspection of Records. From time to time upon the request of the Agents, each Subordinated Debtor will permit such Agent to inspect and to make extracts from its books and records pertaining to any Subordinated Debt, and each Subordinated Creditor will permit such Agent at all reasonable times to examine the accounts of such Subordinated Creditor evidencing Subordinated Debt and any other instrument or instruments hereafter held by such Subordinated Creditor evidencing Subordinated Debt.

Obligations Absolute, etc. This Subordination Agreement and all rights of the Secured Parties and all obligations and duties of each Subordinated Debtor and each Subordinated Creditor hereunder shall continue in full force and effect notwithstanding any action which any Secured Party or any Borrower, without notice to or consent of any Subordinated Creditor, may take or refrain from taking with respect to the Total Debt, including (i) any amendment, modification, waiver, extension, increase or renewal of the Total Debt or any part thereof or of any instrument or instruments now or hereafter evidencing the Total Debt or any part thereof or of any agreement or agreements (including any Loan Document) now or hereafter entered into by the Secured Parties and any Borrower pursuant to which the Total Debt or any part thereof is issued or governed, (ii) any change in the amount, manner or place of payment of, rate of interest on, or in any other term of, the Total Debt or any part thereof or any release, compliance or settlement with respect thereto, (iii) any forbearance or agreement of forbearance with respect to the Total Debt, (iv) any substitution, release, non-perfection, exchange, indulgence, forbearance or other action or dealing with respect to any collateral security for the Total Debt, whether such collateral is now or hereafter existing, (v) any extension of additional credit (whether by any Discretionary Facility or otherwise) to any Borrower by the Secured Parties, it being understood that all such additional credit will become Total Debt for purposes of this Subordination Agreement, (vi) any lack of validity or enforceability of the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto or (vii) any other circumstance which might otherwise constitute a defense available to, or a discharge of any Borrower, any other Subordinated Debtor, or any Subordinated Creditor.

Application of Payments. All payments and distributions received by the Administrative Agent in respect of the Subo rdinated Debt, to the extent received in or converted into cash, solely as between the Subordinated Creditors and the Administrative Agent, shall be applied by the Administrative Agent, first toward the payment of the Total Debt as set forth in Section 3.10 of the Credit Agreement and after the Total Debt has been paid in full in cash, then to the Subordinated Debtors and their creditors, as between the Subordinated Debtors and their creditors (other than the Administrative Agent and the Secured Parties), in which case no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Total Debt.

Subrogation. Each Subordinated Creditor agrees that no payment or distribution to the Administrative Agent shall entitle such Subordinated Creditor to exercise any rights of subrogation in respect thereof until the Total Debt Termination Date has occurred. Each Subordinated Creditor agrees that the subordination provisions contained herein shall not be affected by any action, or failure to act by any Secured Party which results, or may result, in affecting, impairing or extinguishing any right of reimbursement or subrogation or other right or remedy of any Subordinated Creditor.

Waivers by each Subordinated Creditor. Each Subordinated Creditor hereby waives:
(a) notice of acceptance of this Subordination Agreement by any Secured Party or any other holder of Total Debt, (b) notice of the existence, or creation or non-payment of all or any portion of, the Total Debt and (c) all diligence in collection or protection of, or realization upon, the Total Debt, or any part thereof, or any security therefor.

No Commencement of Any Proceeding. Each Subordinated Creditor agrees that, until the Total Debt Termination Date has occurred, it will not commence, or join with any creditor other than the Administrative Agent (if the Administrative Agent specifically approves in writing) in commencing, any proceeding (or otherwise making any claim) referred to in Section 1.4.

Subordination Legend; Further Assurances. Each Subordinated Creditor and each Subordinated Debtor will cause each instrument evidencing Subordinated Debt to be endorsed with the following legend:

         "The indebtedness evidenced by this instrument is subordinated to the prior payment in full in cash of the Total Debt, as defined in, and to the extent provided in, the Management Fee Subordination Agreement, dated as of September __, 2001, by (among others), the maker hereof and payee named herein in favor of Bank of Montreal, as Administrative Agent for the Secured Parties (as such terms are defined in, or by reference in, the Management Fee Subordination Agreement)."

Each Subordinated Creditor and each Subordinated Debtor each will mark its books of account in such a manner as shall be effective to give proper notice of the effect of this Subordination Agreement and will, in the case of any Subordinated Debt which is not evidenced by any instrument, upon the Administrative Agent's request, cause such Subordinated Debt to be evidenced by an appropriate instrument or instruments endorsed with the above legend. Each Subordinated Creditor and each Subordinated Debtor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be reasonably necessary or desirable, or that the Administrative Agent may request, in order to protect any right or interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder.

No Change in or Disposition of Subordinated Debt. No Subordinated Creditor will:


sell, assign, pledge, encumber or otherwise dispose of any or any part of any Subordinated Debt to any Person or entity other than the Subordinated Debtors or any of their respective Affiliates that has executed and delivered to the Administrative Agent this Subordination Agreement;

take or permit to be taken, any action to assert, collect or enforce any Subordinated Debt or any part thereof, except in accordance with this Subordination Agreement and only as to that portion of the Subordinated Debt, if any, to which the Subordinated Creditors are entitled; or

permit the terms of any of the Subordinated Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of any holder of Total Debt.

Representations and Warranties. Each Subordinated Creditor and each Subordinated Debtor hereby represents and warrants as to itself, as applicable, as follows:

No default exists in respect of its Subordinated Debt.

This Subordination Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligations of such Subordinated Debtor and such Subordinated Creditor, enforceable against such Subordinated Debtor and such Subordinated Creditor in accordance with its terms.

Such Subordinated Creditor owns the outstanding Subordinated Debt free and clear of any Lien.

Such Subordinated Creditor has reviewed the terms of the Credit Agreement, including Sections 9.26 and 9.29 of the Credit Agreement.

Limited Recourse. Notwithstanding any contrary provision of this Subordination Agreement or any other document or instrument governing any Subordinated Debt, no recourse shall be had for the payment of the principal of or interest or premium, if any, on the Obligation or for any claim based thereon against (i) any member of the Rigas Family (whether in their individual capacity or as a general partner of any other Person), (ii) any Parent, (iii) any Minority Pledgor, (iv) any partner, shareholder, member, manager, director, officer, employee, legal representative, heir, estate, permitted successor or assign of any Person described in clauses (i) through (iii) above, or (v) any Person which the Collateral securing the payment of the Obligation shall have been transferred with the prior written consent of each requisite Lender, except to the extent such consent is not required pursuant to this Subordination Agreement or any other Loan Document. It is understood that the Obligation may not be enforced against any of the Persons described in clauses (i) through (v) above; provided, however, that this Section shall not (A) prevent or restrict recourse to the Collateral securing the payment of the Obligation or constitute a waiver, release or discharge of any Debt or Obligation, but such Debt shall remain outstanding until paid or discharged; (B) limit any rights, claims for damages or recourse of any Secured Party or their respective transferees or assigns as a result of (x) any knowing or willful breach by such Person of any representation or warranty of such Person made under or pursuant to any Loan Document or (y) any knowing or willful breach of covenant or other obligation by such Person under any Loan Document; or (C) limit the right of any Person to name any Loan Party or any other Person described in any of clause s (i) through (v) above as a party defendant in any action or suit for a judicial sale or in the exercise of any other remedy under any Loan Document, so long as no judgment in the nature of a deficiency judgment shall be asked for, taken or enforced against any Person referred to in any of clauses (i) through (v) above. Notwithstanding the foregoing, nothing herein shall be construed to constitute a waiver by any Secured Party of any rights to damages, other monetary relief, injunctive relief or any other remedy at law or equity against any Loan Party, Parent, Minority Pledgor, Manager or any other Person described in clauses (i) through (v) above by reason of fraud, knowing or willful breach of representations and warranties, willful tortious acts or omissions, gross negligence or criminal acts. This
Section is not intended to and shall not impair or limit any Secured Party's ability to realize on the Collateral securing the payment of the Obligation or on any other assets of any Loan Party.


                            MISCELLANEOUS PROVISIONS

Construction, etc. This Subordination Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

Binding on Successors, Transferees and Assigns; Assignment. This Subordination Agreement shall be binding upon each Subordinated Debtor and each Subordinated Creditor and their respective permitted successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns as provided in the Credit Agreement; provided, however, that no Subordinated Debtor or Subordinated Creditor may assign any of its obligations hereunder without the prior written consent of the requisite Lenders. Without limitation to the foregoing and subject to Section 2.12, if any Subsidiary of any Subordinated Creditor becomes a Manager, such Subsidiary shall become a party to this Subordination Agreement by executing a counterpart hereof on terms satisfactory to the Administrative Agent.

Amendments, etc. No amendment to or waiver of any provision of this Subordination Agreement, nor consent to any departure by any Subordinated Debtor or any Subordinated Creditor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (with the consent of the requisite Lenders under the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Addresses for Notices. All notices and other communications provided to any Subordinated Debtor, any Subordinated Creditor or the Administrative Agent under this Subordination Agreement or any other Loan Document must be in writing (which may be by telex or telecopy) to be effective and shall be deemed to have been given (a) if by telex, when transmitted to the telex number, if any, for such party, and the appropriate answer back is received, (b) if by telecopy, when transmitted to the telecopy number for such party (and all such communications sent by telecopy shall be confirmed promptly thereafter by personal delivery or mailing in accordance with the provisions of this section; provided, that any requirement in this parenthetical shall not affect the date on which such telecopy shall be deemed to have been delivered), (c) if by mail, on the third Business Day after it is enclosed in an envelope, properly addressed to such party, properly stamped, sealed, and deposited in the appropriate official postal service, or (d) if by any other means, when actually delivered to such party. Until changed by notice pursuant hereto, the address (and telex and telecopy numbers, if any) for each Subordinated Debtor or Subordinated Creditor is the address set forth on the signature pages hereto. A copy of each such communication to the Administrative Agent shall also be sent to Mayer, Brown & Platt, 1675 Broadway, New York, New York 10010 Fax:
212-262-1910, Attn: Andrew Mattei. A copy of each such communication to any Subordinated Creditor or any Subordinated Debtor shall also be sent to Buchanan Ingersoll Professional Corporation, One Oxford Centre, 301 Grant Street, 20th Floor, Pittsburgh, PA 15219-1410, Attn: Paula Zawadzki.

No Waiver; Remedies. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section Captions. Section captions used in this Subordination Agreement are for convenience of reference only, and shall not affect the construction of this Subordination Agreement.

Severability. Wherever possible each provision of this Subordination Agreement shall be interpreted in such manne r as to be effective and valid under applicable law, but if any provision of this Subordination Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Subordination Agreement.

Expenses. Each Subordinated Creditor and each Subordinated Debtor jointly and severally agrees to pay, upon demand, to the Administrative Agent any and all costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements, which any Secured Party may incur in connection with the exercise or enforcement of any of the rights or interest of any Secured Party hereunder.

Governing Law, Entire Agreement, etc. THIS SUBORDINATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THIS SUBORDINATION AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT HERETO.

Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY, ANY SUBORDINATED DEBTOR OR ANY SUBORDINATED CREDITOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH PROPERTY MAY BE FOUND. EACH SUBORDINATED DEBTOR AND EACH SUBORDINATED CREDITOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY SUBORDINATED DEBTOR OR ANY SUBORDINATED CREDITOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, IT HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUBORDINATION AGREEMENT AND THE OTHER LOAN DOCUMENTS.

Waiver of Jury Trial. EACH SUBORDINATED DEBTOR AND EACH SUBORDINATED CREDITOR EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUBORDINATION AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY SECURED PARTY, ANY SUBORDINATED DEBTOR OR ANY SUBORDINATED CREDITOR. EACH SUBORDINATED DEBTOR AND EACH SUBORDINATED CREDITOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTIES ENTERING INTO THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND CERTAIN SECURED PARTIES ENTERING INTO THE FINANCIAL HEDGES.

Additional Parties. Upon the execution and delivery by any other Person of a supplement in the form of Annex I hereto, such Person shall become either a "Subordinated Debtor", a "Subordinated Creditor" or both hereunder with the same force and effect as if it were originally a party to this Subordination Agreement and named as a "Subordinated Debtor", a "Subordinated Creditor" or both hereunder. The execution and delivery of any such instrument shall not require the consent of any other party hereto or any other Secured Party, and the rights and obligations of each party hereto hereunder shall remain in full force and effect notwithstanding the addition of any new "Subordinated Debtor" or "Subordinated Creditor" as a party to this Subordination Agreement.

               Signature Page for Manager Subordination Agreement


         IN WITNESS WHEREOF, each Subordinated Debtor and each Subordinated Creditor has caused this Subordination Agreement to be duly executed and delivered by its respective Responsible Officer as of the date first written above.




                                                    OLYMPUS COMMUNICATIONS, L.P.
                                                    By: ACC Operations, Inc.,
                                                    its managing general partner



                                                     By
                                                          Title:

               Signature Page for Manager Subordination Agreement



                                               BANK OF MONTREAL, CHICAGO BRANCH,
                                               as Administrative Agent


                                                     By:
                                                     Name: Michael Silverman
                                                     Title: Managing Director

               Signature Page for Manager Subordination Agreement



                                                     EACH COMPANY LISTED ON
                                                     SCHEDULE A ATTACHED HERETO



                                                     By:
                                                     Name:

                                                     Title:_____________________
                                                     of (i) each Company listed
                                                     on Schedule A attached
                                                     hereto which is a
                                                     corporation and (ii) each
                                                     corporation listed on
                                                     Schedule A attached hereto
                                                     which is a general partner
                                                     of a partnership or member
                                                     of a limited liability
                                                     company listed on Schedule
                                                     A attached hereto, on
                                                     behalf of, directly or
                                                     indirectly, as indicated on
                                                     Schedule A attached hereto,
                                                     any such partnership and
                                                     any such limited liability
                                                     company; all as specified
                                                     on Schedule A attached
                                                     hereto





                                                     EACH COMPANY LISTED ON
                                                     SCHEDULE B ATTACHED HERETO



                                                     By:
                                                     Name:
                                                     Title:_____________________
                                                     of Highland Holdings as a
                                                     general partner of Highlan
                                                     d Video Associates, L.P.,
                                                     for itself and on behalf
                                                     of, directly or indirectly,
                                                     any partnership and any
                                                     limited liability company;
                                                     all as indicated and
                                                     specified on Schedule B
                                                     attached hereto

                                   SCHEDULE A
                                       TO
                SIGNATURE PAGE TO MANAGER SUBORDINATION AGREEMENT


ACC CABLE COMMUNICATIONS FL-VA, LLC
By:  ACC Media VA, Inc., its managing member

ACC CABLE HOLDINGS VA, INC.

ACC MEDIA VA, INC.

ADELPHIA CABLE PARTNERS, L.P.
By: Olympus Cable Holdings, LLC, its managing general partner

By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.
By: Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GS CABLE, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ADELPHIA HOLDINGS 2001, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

ARAHOVA HOLDINGS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

BETTER TV, INC. OF BENNINGTON

BUCKTAIL BROADCASTING CORPORATION

CCC-III, INC.

CDA CABLE, INC.

CENTURY ALABAMA CORP.

CENTURY ALABAMA HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CAROLINA CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY HUNTINGTON COMPANY

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MISSISSIPPI CORP.

CENTURY NORWICH CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC.

CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

COUDERSPORT TELEVISION CABLE COMPANY

COWLITZ CABLEVISION, INC.

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By: ACC Cable Communications FL-VA, LLC, its sole member
By: ACC Media VA, Inc., its managing member

GS CABLE LLC
By: Adelphia GS Cable, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

HENDERSON COMMUNITY ANTENNA TELEVISION, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION
By: Adelphia Cable Partners, L.P., a general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MOUNTAIN CABLE COMMUNICATIONS CORPORATION

MOUNTAIN CABLE COMPANY, L.P.
By: Pericles Communications Corporation, its managing general partner

MT. LEBANON CABLEVISION, INC.

MULTI-CHANNEL T.V. CABLE COMPANY

OLYMPUS CABLE HOLDINGS, LLC
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

SOUTHEAST FLORIDA CABLE, INC.

TELESAT ACQUISITION, LLC
By: Arahova Holdings, LLC, its sole member
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

THREE RIVERS CABLE ASSOCIATES, L.P.
By: Chelsea Communications, LLC, a general partner
By: Olympus Cable Holdings, LLC, its sole member
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

And By: Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.
By: Olympus Communications Holdings, L.L.C., its general partner
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

UPPER ST. CLAIR CABLEVISION, INC.

VALLEY VIDEO, INC.

WARRICK CABLEVISION, INC.

WARRICK INDIANA, L.P.
By: CCC-III, Inc., its general partner

WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By: Adelphia Cable Partners, L.P., its general partner
By: Olympus Cable Holdings, LLC, its managing general partner
By: Olympus Subsidiary, LLC, its sole member
By: Olympus Communications, L.P., its sole member
By: ACC Operations, Inc., its managing general partner

WILDERNESS CABLE COMPANY

YUMA CABLEVISION, INC.

Address:
1 North Main Street
Coudersport, PA 16915
Attn: Mike Mulcahey

                                   SCHEDULE B
                                       TO
                SIGNATURE PAGE TO MANAGER SUBORDINATION AGREEMENT



ADELPHIA CABLEVISION ASSOCIATES OF RADNOR, L.P.
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

ADELPHIA CABLEVISION OF WEST PALM BEACH, LLC
By: Montgomery Cablevision Associates, L.P., its sole member
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

ADELPHIA CABLEVISION OF WEST PALM BEACH II, LLC
By: Adelphia Cablevision Associates of Radnor, L.P., its sole member
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

HIGHLAND VIDEO ASSOCIATES, L.P.
By: Highland Holdings, a general partner

MONTGOMERY CABLEVISION ASSOCIATES, L.P.
By: Highland Video Associates, L.P., its general partner
By: Highland Holdings, a general partner

Address:
1 North Main Street
Coudersport, PA 16915
Attn: Mike Mulcahey

                                                                      ANNEX I to
                                      the Management Fee Subordination Agreement

         THIS SUPPLEMENT, dated as of ________________, ____ (this "Supplement"), is to the Management Fee Subordination Agreement, dated as of September __, 2001 (as amended, supplemented, amended and restated or otherwise modified, the "Subordination Agreement"), among the initial signatories thereto and each other Person (such capitalized term, and other terms used in this Supplement, to have the meanings set forth in the Subordination Agreement) which from time to time thereafter became a party thereto pursuant to Section 2.12 thereof (each, individually, a "Subordinated Debtor" or a "Subordinated Creditor"), in favor of the Secured Parties.

                              W I T N E S S E T H:


         WHEREAS, pursuant to the provisions of Section 2.12 of the Subordination Agreement, the undersigned is becoming a [Subordinated Creditor] [and a] [Subordinated Debtor] under the Subordination Agreement; and

         WHEREAS, the undersigned is obligated to enter into the Subordination Agreement in order to induce the Secured Parties to continue to extend Credit Extensions under the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises, and for other consideration (the receipt and sufficiency of which is hereby acknowledged), the undersigned agrees, for the benefit of each Secured Party, as follows.

Party to Subordination Agreement, etc. In accordance with the terms of the Subordination Agreement, by its signature below the undersigned hereby irrevocably agrees to become a [Subordinated Creditor] [and a] [Subordinated Debtor] under the Subordination Agreement with the same force and effect as if it were an original signatory thereto and the undersigned hereby (a) agrees to be bound by and comply with all of the terms and provisions of the Subordination Agreement applicable to it as a [Subordinated Creditor] [and a] [Subordinated Debtor] and (b) represents and warrants that the representations and warranties made by it as a [Subordinated Creditor] [and a] [Subordinated Debtor] thereunder are true and correct as of the date hereof. In furtherance of the foregoing, each reference to a ["Subordinated Creditor"] [and a] ["Subordinated Debtor"] in the Subordination Agreement shall be deemed to include the undersigned.

Representations. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by it and that this Supplement and the Subordination Agreement constitute the legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

Full Force of Subordination Agreement. Except as expressly supplemented hereby, the Subordination Agreement shall remain in full force and effect in accordance with its terms.

Severability. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Subordination Agreement shall not in any way be affected or impaired.

Governing Law, Entire Agreement, etc. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS SUPPLEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

Counterparts. This Supplement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.




                                                [NAME OF ADDITIONAL SUBORDINATED

                                                CREDITOR AND/OR SUBORDINATED

                                                DEBTOR]


                                                     By:
                                                           Title:
ACCEPTED BY:

BANK OF MONTREAL, CHICAGO BRANCH
  as Administrative Agent



By:
Name:
   Title:

                                                                       EXHIBIT L

                                JOINDER AGREEMENT


This JOINDER AGREEMENT (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Joinder Agreement") dated as of _________ __, 20__ is made by ________________, a ___________ ______________
(the "Joining Party") and delivered to BANK OF MONTREAL, as administrative agent (together with its successors, the "Administrative Agent") pursuant to the Credit Agreement.


                               W I T N E S S E T H

WHEREAS, pursuant to Section 9.34 of the Credit Agreement, dated as of September 28, 2001 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Credit Agreement"), among Olympus Cable Holdings, LLC, a Delaware limited liability company, Adelphia Company of Western Connecticut, a Connecticut corporation, Highland Video Associates, L.P., a Pennsylvania limited partnership, Coudersport Television Cable Company, a Pennsylvania corporation, and Adelphia Holdings 2001, LLC, a Delaware limited liability company (individually, a "Borrower" and collectively, the "Borrowers"), Bank of Montreal as the Administrative Agent, the other Agents and Lenders party thereto, the Joining Party has requested that it become a Borrower under the Credit Agreement, and the Joining Party is required, pursuant to clause (c) of Section
9.34 of the Credit Agreement, to execute and deliver this Joinder Agreement;

         NOW, THEREFORE, the Joining Party hereby agrees as follows:

SECTION 1 DEFINITIONS.

         1.1 Certain Definitions. The following terms (whether or not underscored) when used in this Joinder Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         Credit Agreement is defined in the first recital.

         Joinder Agreement is defined in the preamble.

         Joinder Effective Date is defined in Section 3.1.

         Joining Party is defined in the preamble.

         1.2 Credit Agreement Definitions . Unless otherwise defined herein or the context otherwise requires, terms used in this Joinder Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.


SECTION 2 AGREEMENT.

         2.1 Joining Party a Borrower. A s of the Joinder Effective Date, the Joining Party agrees that it shall be a Borrower under the Credit Agreement with respect to the Obligation (including the joint and several Obligation of each Borrower and each other Guarantor) and the Joining Party hereby assumes and agrees to be bound by, perform, observe, and hereby confirms each and every covenant, agreement, term, condition, obligation, representation, warranty, duty and liability of a Borrower under or in connection with and in respect to the Credit Agreement and the other Loan Documents.

         2.2 Further Assurances. Without limitation to the other terms and provisions of this Joinder Agreement, the Joining Party agrees to execute and deliver, from time to time, such documents or agreements as the Administrative Agent may reasonably request to give effect to the terms of this Joinder Agreement.

         2.3 Representations and Warranties. The Joining Party hereby represents that each representation and warranty set forth in Section 8 of the Credit Agreement is true and correct as of the date hereof insofar as applicable to such Joining Party (except to the extent such representation or warranty expressly relates to an earlier date in which case such representation and warranty shall be true and correct as of such earlier date, if and to the extent applicable), and agrees to be bound by all covenants, agreements and obligations of a Borrower pursuant to the Credit Agreement and all other Loan Documents to which it is or may become a party.


SECTION 3 CONDITIONS TO EFFECTIVENESS.

         3.1 Joinder Effective Date. This Joinder Agreement shall be and become effective as of the date first above written (the "Joinder Effective Date" ) when each of the conditions set forth in this Section 3 shall have been fulfilled to the satisfaction of the Administrative Agent.

         3.2 Conditions to an Additional Borrower. The Administrative Agent shall have received from the Joining Party all of the documentation required for the Joining Party to become an Additional Borrower pursuant to Section 9.34 of the Credit Agreement and the Joining Party shall have complied with all of the terms and conditions contained therein.

SECTION 4 MISCELLANEOUS.

         4.1 Loan Document. This Joinder Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         4.2 Binding on Successors, Transferees and Assigns; Assignment. This Joinder Agreement shall be binding upon the Joining Party and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and their respective successors, transferees and assigns; provided, however, that the Joining Party may not (unless otherwise permitted under the terms of the Credit Agreement) assign any of its obligations hereunder without the prior written consent of all requisite Lenders.

         4.3 Amendments, etc. No amendment to or waiver of any provision of this Joinder Agreement, nor consent to any departure by the Joining Party herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the requisite Lenders pursuant to the Credit Agreement) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         4.4 Notices. All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to the Joining Party, at the address or facsimile number of such Joining Party set forth below its signature hereto. All such notices and other communications, when mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter.

         4.5 Waivers. No failure on the part of any Secured Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         4.6 Captions. Section captions used in this Joinder Agreement are for convenience of reference only, and shall not affect the construction of this Joinder Agreement.

         4.7 Severability. Wherever possible each provision of this Joinder Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Joinder Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Joinder Agreement.

         4.8 Governing Law, Entire Agreement, etc. THIS JOINDER AGREEMENT WILL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK). THIS JOINDER AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         4.9 Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS JOINDER AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, THE LENDERS, ANY ISSUING LENDER, ANY BORROWER, OR THE JOINING PARTY IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE JOINING PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AND EXPRESSLY AND IRREVOCABLY APPOINTS CORPORATION SERVICE COMPANY, 80 STATE STREET, ALBANY, NY 12207 AS ITS AGENT FOR SERVICE OF PROCESS FOR PURPOSES OF ANY ACTION AS TO WHICH IT HAS SUBMITTED TO JURISDICTION AS SET FORTH IN THIS SECTION, AND AGREES THAT SERVICE UPON SUCH AUTHORIZED AGENT SHALL BE DEEMED IN EVERY RESPECT SERVICE OF PROCESS UPON THE JOINING PARTY OR ITS SUCCESSORS AND ASSIGNS, AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, SHALL BE TAKEN AND HELD TO BE VALID PERSONAL SERVICE UPON IT. THE JOINING PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY BORROWER HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH JOINING PARTY HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS.

         4.10 Waiver of Jury Trial. THE JOINING PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS JOINDER AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE ADMINISTRATIVE AGENT, ANY LENDER, ANY ISSUING LENDER, ANY BORROWER, OR SUCH JOINING PARTY IN CONNECTION THEREWITH. THE JOINING PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT, EACH LENDER AND EACH ISSUING LENDER ENTERING INTO THE LOAN DOCUMENTS.

         IN WITNESS WHEREOF, the Joining Party has caused this Joinder Agreement to be duly executed as of the date first above written.

                                                         [NAME OF JOINING PARTY]


                                                         By: ___________________
                                                         Name:
                                                         Title:




ACKNOWLEDGED AND ACCEPTED:
-------------------------

BANK OF MONTREAL,
  as Administrative Agent


By: __________________________
    Name:
         Title: